AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON AUGUST 22, 2012

                                                              File No. 033-42484
                                                              File No. 811-06400

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 193                     /X/
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 194                             /X/

                        THE ADVISORS' INNER CIRCLE FUND
                        -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                               101 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110
                          ---------------------------
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, including Area Code (800) 932-7781
                                                          --------------

                                Michael Beattie
                              c/o SEI Corporation
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                            ------------------------
                    (Name and Address of Agent for Service)

                                   Copies to:

Timothy W. Levin, Esquire                            Dianne M. Sulzbach, Esquire
Morgan, Lewis & Bockius LLP                          c/o SEI Corporation
1701 Market Street                                   One Freedom Valley Drive
Philadelphia, Pennsylvania 19103                     Oaks, Pennsylvania 19456

    It is proposed that this filing become effective (check appropriate box)

--------------------------------------------------------------------------------
         /X/    Immediately upon filing pursuant to paragraph (b)
         / /    On [date] pursuant to paragraph (b)
         / /    60 days after filing pursuant to paragraph (a)(1)
         / /    75 days after filing pursuant to paragraph (a)(2)
         / /    On [date] pursuant to paragraph (a) of Rule 485
--------------------------------------------------------------------------------

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                        THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                AUGUST 30, 2012

                 CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
                              TICKER SYMBOL: CAGLX

                 CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND
                              TICKER SYMBOL: CAIOX

                 CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
                              TICKER SYMBOL: CAALX

                     CORNERSTONE ADVISORS REAL ASSETS FUND
                              TICKER SYMBOL: CAREX

                              INSTITUTIONAL SHARES

                              INVESTMENT ADVISER:
                           CORNERSTONE ADVISORS, INC.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                     PAGE
CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND ...................... 1
FUND INVESTMENT OBJECTIVE ........................................... 1
FUND FEES AND EXPENSES .............................................. 1
PRINCIPAL INVESTMENT STRATEGIES ..................................... 2
PRINCIPAL RISKS ..................................................... 3
PERFORMANCE INFORMATION ............................................. 6
INVESTMENT ADVISER AND PORTFOLIO MANAGERS ........................... 6
INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS ...................... 6
CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND ......................10
FUND INVESTMENT OBJECTIVE ...........................................10
FUND FEES AND EXPENSES ..............................................10
PRINCIPAL INVESTMENT STRATEGIES .....................................11
PRINCIPAL RISKS .....................................................11
PERFORMANCE INFORMATION .............................................16
INVESTMENT ADVISER AND PORTFOLIO MANAGERS ...........................16
INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS ......................17
CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND .......................18
FUND INVESTMENT OBJECTIVE ...........................................18
FUND FEES AND EXPENSES ..............................................18
PRINCIPAL INVESTMENT STRATEGIES .....................................19
PRINCIPAL RISKS .....................................................20
PERFORMANCE INFORMATION .............................................24
INVESTMENT ADVISER AND PORTFOLIO MANAGERS ...........................25
INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS ......................25
CORNERSTONE ADVISORS REAL ASSETS FUND ...............................27
FUND INVESTMENT OBJECTIVE ...........................................27
FUND FEES AND EXPENSES ..............................................27
PRINCIPAL INVESTMENT STRATEGIES .....................................28
PRINCIPAL RISKS .....................................................28
PERFORMANCE INFORMATION .............................................33
INVESTMENT ADVISER AND PORTFOLIO MANAGERS ...........................33
INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS ......................33
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF
FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY
COMPENSATION ........................................................34
MORE INFORMATION ABOUT RISK .........................................35
MORE INFORMATION ABOUT FUND INVESTMENTS .............................37
INFORMATION ABOUT PORTFOLIO HOLDINGS ................................38
INVESTMENT ADVISER AND PORTFOLIO MANAGERS ...........................38

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS ......................40
PURCHASING AND SELLING FUND SHARES ..................................43
SHAREHOLDER SERVICING ARRANGEMENTS ..................................46
PAYMENTS TO FINANCIAL INTERMEDIARIES ................................47
OTHER POLICIES ......................................................47
DIVIDENDS AND DISTRIBUTIONS .........................................50
TAXES ...............................................................50
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ......................Back Cover

           CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND

FUND INVESTMENT OBJECTIVE

The Cornerstone Advisors Global Public Equity Fund (the "Global Public Equity Fund" or "Fund") seeks capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                                         INSTITUTIONAL SHARES
Management Fee(1)                                               0.71%
Other Expenses
Shareholder Servicing Fee                                       0.05%
Remaining Other Expenses(2)                                     0.19%
Total Other Expenses                                            0.24%
Acquired Fund Fees and Expenses(3)                              0.05%
Total Annual Fund Operating Expenses                            1.00%


(1) The fee shown is based on the initial allocation of Fund assets among sub-advisers as of the date of this Prospectus and the management fee paid to the Adviser. Each sub-adviser receives a fee from the Fund based on the portion of the Fund's assets allocated to such sub-adviser. Asset allocations and fees payable to the sub-advisers may vary and, consequently, the total management fee payable will fluctuate and may be higher or lower than that shown.

(2) Remaining Other Expenses are based on estimated amounts for the current fiscal year.

(3) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  1 YEAR                   3 YEARS
                   $102                      $318


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in

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higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by allocating its assets among one or more investment strategies directly through the use of one or more sub-advisers and/or indirectly through investments in affiliated and unaffiliated open-end funds, closed-end funds, unregistered funds (including hedge funds) and exchange-traded funds ("Underlying Funds"). The Fund will invest in Underlying Funds and/or use one or more sub-advisers to invest its assets in global, publicly-traded equity securities as part of one of the following primary investment strategies: (i) Structured Global Strategy, (ii) Global Opportunistic Strategy and (iii) Style Specialist Strategy. The Structured Global Strategy is a broadly-diversified equity investment process designed to efficiently capture the long-term returns of global equity markets -- developed and emerging. The Global Opportunistic Investment Strategy, which may use "value" and "growth" styles of investing, seeks to be opportunistic in pursuing companies that meet its investment criteria regardless of geographic location and, therefore, at certain times, the Strategy could have a sizable position in either developed countries or emerging markets. In the Style Specialist Strategy, an Underlying Fund or one or more sub-advisers use value and growth styles of investing to select securities in specific parts of the global, publicly-traded equity market, such as emerging markets, U.S. small-, mid-, or micro-cap companies, or non-U.S. small-, mid- or micro-cap companies. The Fund may, from time to time, pursue its investment objective by investing substantially all of its assets in Underlying Funds, typically known as a "fund of funds" strategy.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly traded equity investments, derivatives with economic characteristics similar to publicly traded equity investments, and/or shares of Underlying Funds that primarily invest in publicly traded equity investments (the "80% Investment Policy"). The 80% Investment Policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund may invest in securities of companies of any market capitalization and expects, under normal market conditions, to invest at least 40% of its assets in non-U.S. companies. The Adviser will consider a company a "non-US" company if (i) 50% of the company's assets are located outside of the United States; (ii) 50% of the company's revenues are generated outside of the United States; or (iii) the company is domiciled outside of the United States. From time to time, the Fund may also focus its investments in a particular geographic region, such as Europe, Asia and North America.

The Fund uses a multi-manager and/or multi-fund approach, relying on one or more sub-advisers and/or Underlying Funds with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of Cornerstone Advisors, Inc. (the "Adviser"). The Fund allocates its assets among strategies and sub-advisers and/or Underlying Funds according to an allocation schedule, determined by the Adviser. The Adviser expects to rebalance allocation weightings for each strategy, sub-adviser or Underlying Fund on an annual basis, but may do so more frequently based on market conditions, the performance of a strategy, sub-adviser or Underlying Fund, or other factors. The Adviser may change an allocation schedule based on, among other factors, the Adviser's analysis of the Fund's investment strategies, the potential for each strategy to perform independently of the other, historical performance, and market conditions.

Subject to the 80% Investment Policy, the Fund's assets may be invested in a range of asset classes, securities and other investments to implement the three primary investment strategies. The Fund may invest in equity securities of all types and capitalization ranges, principally U.S., foreign and emerging markets common stocks, preferred stocks, convertible securities and warrants. The Fund may invest

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directly in foreign and emerging markets equity securities or through depositary receipts. In addition, the Fund may also invest in exchange-traded funds. The Fund may invest in derivative instruments, principally options, futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund may engage in such derivatives transactions to gain exposure to, for example, certain securities, markets or asset classes, to hedge the Fund's positions in or exposure to securities, currencies or other instruments, to equitize cash positions in the Fund's portfolio, or to enhance the Fund's return, which is also known as speculation. The Fund may also invest in cash, money market instruments and other short-term obligations to achieve its investment objective.

The Fund may buy and sell securities frequently in seeking to achieve its objective.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Because an Underlying Fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each Underlying Fund.

ALLOCATION RISK -- The Adviser's judgment about, and allocations among, funds, sub-advisers, asset classes and investment strategies may adversely affect the Fund's performance.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DERIVATIVES RISK -- The Fund's use of futures contracts, options, forward contracts and swaps for all purposes, including speculative purposes, is subject to market risk, leverage risk, correlation risk and liquidity risk. In addition, the Fund's use of derivatives for hedging purposes is subject to hedging risk. Leverage risk, hedging risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

EQUITY MARKET RISK -- The risk that stock prices and prices of other equity securities will fall over short or extended periods of time.

EXCHANGE-TRADED FUNDS (ETFS) RISK -- The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

GEOGRAPHIC RISK -- The Fund's investments may be focused in particular countries or geographic regions and, therefore, the Fund will be more susceptible to adverse market, political, regulatory, and geographic events affecting those regions than a fund that does not focus its investments in a particular region.

GROWTH INVESTMENT STYLE RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

HEDGING RISK -- The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. There can be no assurance that any hedging strategy will be effective or that there will be a hedge in place at any given time.

INVESTMENT COMPANY RISK -- When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

LEVERAGE RISK -- The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

MICRO-CAPITALIZATION COMPANY RISK -- Micro-capitalization companies may be newly-formed or in the early stages of development with limited product lines, markets or financial resources. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than small-, mid- and large-capitalization companies and such stocks may be more thinly-traded and thus difficult for the Fund to buy and sell in the market.

MULTI-MANAGER RISK -- The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund's assets among sub-advisers to enhance the return and reduce the volatility that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

NON-DIVERSIFIED RISK -- The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

PORTFOLIO TURNOVER RISK -- Due to its investment strategies, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

SECTOR FOCUS RISK -- Because the Fund's investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks described below:

o Financial Services. Companies in the financial services sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain.

o Information Technology. Companies in the information technology sector are subject to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs.

o Consumer Discretionary. Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending.

SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The smaller and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

VALUE INVESTMENT STYLE RISK -- An investment in value stocks presents the risk that the stocks may never reach what the Adviser or a sub-adviser believes are their full market values, either because the market fails to recognize what the Adviser or a sub-adviser considers to be the companies' true business values or because the Adviser or sub-adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

VALUATION RISK -- The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid.

UNDERLYING FUND RISK -- The Fund's performance is subject to the risks associated with the securities and other investments held by the underlying funds in which the Fund may invest. The ability of the Fund to achieve its investment objective may depend upon the ability of the underlying funds to achieve their investment objectives. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund's expenses.

UNREGISTERED FUND RISK - Unlike the Fund, unregistered funds are not subject to the investor protections provided under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, (i) the relationship between the unregistered fund and its adviser will not be regulated by the 1940 Act; (ii) unregistered funds are not required to have a majority of disinterested directors; (iii) unregistered funds are not subject to the various custody and safekeeping provisions under the 1940 Act designed to protect fund assets; and (iv) unregistered funds are not subject to the various investment limitations under the 1940 Act.

WARRANTS RISK -- Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

CORNERSTONE ADVISORS, INC.

Paul W. Pedalino, CFA, Managing Director and Principal, has managed the Fund since its inception.

Michael G. Hughes, CFA, CAIA, Chief Investment Officer and Principal, has managed the Fund since its inception.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

ACADIAN ASSET MANAGEMENT LLC

John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, has managed the portion of the Fund's assets allocated to Acadian Asset Management LLC ("Acadian") since the Fund's inception. Mr. Chisholm joined Acadian in 1987.

Asha Mehta, CFA, Vice President and Portfolio Manager, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception. Ms. Mehta joined Acadian in 2007.

Joshua S. White, Ph.D., Senior Vice President, Portfolio Manager and Researcher, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception. Dr. White joined Acadian in 2010. From 2007 to 2010, he worked as a financial economist at the Security and Exchange Commission's Office of Economic Analysis, and prior to that, was an assistant professor at the University of Illinois.

ALLIANZ GLOBAL INVESTORS CAPITAL LLC

John C. McCraw, Managing Director, has managed the portion of the Fund's assets allocated to Allianz Global Investors Capital LLC ("AGI Capital") since the Fund's inception. Mr. McCraw joined AGI Capital (via a predecessor affiliate) in 1992.

Robert S. Marren, Managing Director, has managed the portion of the Fund's assets allocated to AGI Capital since the Fund's inception. Mr. Marren joined AGI Capital (via a predecessor affiliate) in 2007.

K. Mathew Axline, CFA, Senior Vice President, has managed the portion of the Fund's assets allocated to AGI Capital since the Fund's inception. Mr. Axline joined AGI Capital (via a predecessor affiliate) in 2004.

CRAMER ROSENTHAL MCGLYNN LLC

Robert Rewey III, Senior Vice President, has managed the portion of the Fund's assets allocated to Cramer Rosenthal McGlynn LLC ("CRM") since the Fund's inception. Mr. Rewey joined CRM in 2003.

Jay Abramson, Chief Executive Officer and Chief Investment Officer, has managed the portion of the Fund's assets allocated to CRM since the Fund's inception. Mr. Abramson joined CRM in 1985.

Thad Pollock, Vice President, has managed the portion of the Fund's assets allocated to CRM since the Fund's inception. Mr. Pollock joined CRM in 2005.

DRIEHAUS CAPITAL MANAGEMENT LLC

Howard Schwab, Lead Portfolio Manager, Driehaus Emerging Markets Growth Strategy, and Co-Portfolio Manager, Driehaus International Small Cap Growth Strategy, has managed the portion of the Fund's assets allocated to Driehaus Capital Management LLC ("Driehaus") since the Fund's inception. Mr. Schwab joined Driehaus Capital Management LLC in 2001.

Chad Cleaver, CFA, Co-Portfolio Manager, Driehaus Emerging Markets Growth Strategy, has managed the portion of the Fund's assets allocated to Driehaus since the Fund's inception. Mr. Cleaver joined Driehaus in 2004.

David Mouser, Lead Portfolio Manager, Driehaus International Small Cap Growth Strategy, has managed the portion of the Fund's assets allocated to Driehaus since the Fund's inception. Mr. Mouser joined Driehaus in 1999.

Ryan Carpenter, Assistant Portfolio Manager, Driehaus International Small Cap Growth Strategy, has managed the portion of the Fund's assets allocated to Driehaus since the Fund's inception. Mr. Carpenter began his career at Driehaus as a research intern in 2005.

FAIRPOINTE CAPITAL LLC

Thyra Zerhusen, Chief Executive Officer and Chief Investment Officer, has managed the portion of the Fund's assets allocated to Fairpointe Capital LLC ("Fairpointe") since the Fund's inception. Prior to founding Fairpointe in 2011, Ms. Zerhusen served as the Chief Investment Officer for Mid Cap Equities at a predecessor RIA firm beginning in 2003.

Marie Lorden, Portfolio Manager, has managed the portion of the Fund's assets allocated to Fairpointe since the Fund's inception. Prior to co-founding Fairpointe in 2011, Ms. Lorden served as a member of the Mid Cap Investment Team at a predecessor RIA firm beginning in 2003.

Mary Pierson, Portfolio Manager, has managed the portion of the Fund's assets allocated to Fairpointe since the Fund's inception. Prior to co-founding Fairpointe in 2011, Ms. Pierson served as a member of the Mid Cap Investment Team at a predecessor RIA firm beginning in 2004.

HARRIS ASSOCIATES L.P.

David Herro, Vice President and Chief Investment Officer of International Equity, has managed the portion of the Fund's assets allocated to Harris Associates L.P. ("Harris") since the Fund's inception. Mr. Herro joined Harris in 1992.

William Nygren, Vice President, has managed the portion of the Fund's assets allocated to Harris since the Fund's inception. Mr. Nygren joined Harris in 1983.

LSV ASSET MANAGEMENT

Josef Lakonishok, Chief Executive Officer, Chief Investment Officer and Partner, has managed the portion of the Fund's assets allocated to LSV Asset Management ("LSV") since the Fund's inception. Mr. Lakonishok joined LSV in 1994.

Menno Vermeulen, CFA, Partner and Senior Quantitative Analyst, has managed the portion of the Fund's assets allocated to LSV since the Fund's inception. Mr. Vermeulen joined LSV in 1995.

Puneet Mansharamani, CFA, Partner and Senior Quantitative Analyst, has managed the portion of the Fund's assets allocated to LSV since the Fund's inception. Mr. Mansharamani joined LSV in 2000.

MARSICO CAPITAL MANAGEMENT, LLC

Thomas F. Marsico, Chief Investment Officer, Chief Executive Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to Marsico Capital Management, LLC ("Marsico") since the Fund's inception. Mr. Marsico founded Marsico in 1997.

James G. Gendelman, Portfolio Manager and Senior Analyst, has managed the portion of the Fund's assets allocated to Marsico since the Fund's inception. Mr. Gendelman joined Marsico in 2000.

PARAMETRIC PORTFOLIO ASSOCIATES LLC

Thomas Seto, Managing Director of Portfolio Management, has managed the portion of the Fund's assets allocated to Parametric Portfolio Associates LLC ("Parametric") since the Fund's inception. Mr. Seto joined Parametric in 1998.

David Stein, Ph.D., Chief Investment Officer, has managed the portion of the Fund's assets allocated to Parametric since the Fund's inception. Dr. Stein joined Parametric in 1996.

PHOCAS FINANCIAL CORPORATION

William Schaff, Chief Executive Officer and President, has managed the portion of the Fund's assets allocated to Phocas Financial Corporation ("Phocas") since the Fund's inception. Mr. Schaff joined Phocas in 2005.

Steve Block, Portfolio Manager, has managed the portion of the Fund's assets allocated to Phocas since the Fund's inception. Mr. Block joined Phocas in 2005.

TCW INVESTMENT MANAGEMENT COMPANY

Husam H. Nazer, Group Managing Director, U.S. Equities, has managed the portion of the Fund's assets allocated to TCW Investment Management Company ("TIMCO") since the Fund's inception. Mr. Nazer joined TIMCO in 1995.

THORNBURG INVESTMENT MANAGEMENT INC

Brian J. McMahon, Chief Executive Officer and Chief Investment Officer, has managed the portion of the Fund's assets allocated to Thornburg Investment Management Inc ("Thornburg") since the Fund's inception. Mr. McMahon joined Thornburg in 1984.

W. Vinson Walden, CFA, Managing Director, has managed the portion of the Fund's assets allocated to Thornburg since the Fund's inception. Mr. Walden joined Thornburg in 2002.

TURNER INVESTMENTS, L.P.

Christopher McHugh, Vice Chairman, Senior Portfolio Manager and Founder, has managed the portion of the Fund's assets allocated to Turner Investments, L.P. ("Turner") since the Fund's inception. Mr. McHugh co-founded Turner in 1990.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 34 OF THE PROSPECTUS.

           CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND

FUND INVESTMENT OBJECTIVE

The Cornerstone Advisors Income Opportunities Fund (the "Income Opportunities Fund" or "Fund") seeks current income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                       INSTITUTIONAL SHARES
Management Fee(1)                                               0.20%
Other Expenses
Shareholder Servicing Fee                                       0.05%
Remaining Other Expenses(2)                                     0.22%
Total Other Expenses                                            0.27%
Acquired Fund Fees and Expenses(3)                              0.57%
Total Annual Fund Operating Expenses                            1.04%


(1) The fee shown is based on the initial allocation of Fund assets among sub-advisers as of the date of this Prospectus and the management fee paid to the Adviser. Each sub-adviser receives a fee from the Fund based on the portion of the Fund's assets allocated to such sub-adviser. Asset allocations and fees payable to the sub-advisers may vary and, consequently, the total management fee payable will fluctuate and may be higher or lower than that shown.

(2) Remaining Other Expenses are based on estimated amounts for the current fiscal year.

(3) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  1 YEAR                   3 YEARS
                   $106                     $331


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by allocating its assets among one or more investment strategies directly through the use of one or more sub-advisers and/or indirectly through investments in affiliated and unaffiliated open-end funds, closed-end funds, unregistered funds (including hedge funds) and exchange-traded funds ("Underlying Funds"). The Fund will invest in Underlying Funds and/or use one or more sub-advisers to invest its assets in the following four primary investment categories: (i) investment in U.S. and non-U.S. convertible securities; (ii) investment in U.S. and non-U.S. debt securities issued by corporate or sovereign entities in emerging markets and denominated in local (non-U.S.) currency; (iii) investment in U.S. and non-U.S. debt securities that are rated below-investment grade ("high yield" or "junk" bonds); and (iv) investment in income-oriented publicly traded master limited partnerships ("MLPs") and securities of MLP affiliates, including companies that own MLP partner interests. The Fund may, from time to time, pursue its investment objective by investing substantially all of its assets in Underlying Funds, typically known as a "fund of funds" strategy. From time to time, the Fund may also focus its investments in a particular geographic region, such as Europe, Asia and North America.

The Fund uses a multi-manager and/or multi-fund approach, relying on one or more sub-advisers and/or Underlying Funds with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of the Fund's primary investment adviser, Cornerstone Advisors, Inc. (the "Adviser"). The Fund allocates its assets among strategies and sub-advisers or Underlying Funds according to an allocation schedule, determined by the Adviser. The Adviser expects to rebalance allocation weightings for each strategy, sub-adviser or Underlying Fund on an annual basis, but may do so more frequently based on market conditions, the performance of a strategy, sub-adviser or Underlying Fund or other factors. The Adviser may change an allocation schedule based on, among other factors, the Adviser's analysis of the Fund's investment strategies, the potential for each strategy to perform independently of the other, historical performance, and market conditions.

The Fund's assets may be invested, directly and/or through Underlying Funds, in a broad range of asset classes, securities and other investments to implement its four primary investment strategies. In particular, investments may include U.S. and foreign investment and non-investment grade fixed income securities of any duration or maturity issued by corporations or governments, including mortgage-backed and asset-backed securities, and securities denominated in local currency. The Fund's investments may include securities of emerging markets issuers. In addition, the Fund may also invest in convertible securities and MLPs. The Fund may also invest in equity securities and derivative instruments, principally options, futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund may engage in such derivatives transactions to gain exposure to, for example, certain securities, markets or asset classes, to hedge the Fund's positions in or exposure to securities, currencies or other instruments, or to enhance the Fund's return, which is also known as speculation. The Fund may also invest in cash, money market instruments and other short-term obligations to achieve its investment objective.

The Fund may buy and sell securities frequently in seeking to achieve its objective.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY

GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Because an Underlying Fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each Underlying Fund.

ALLOCATION RISK -- The Adviser's judgment about, and allocations among, funds, sub-advisers, asset classes and investment strategies may adversely affect the Fund's performance.

ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

CASH FLOW RISK -- A portion of the cash flow received by the Fund will be derived from its investment in MLPs, debt and equity securities of MLP affiliates, including other companies that own MLP partner interests and derive a significant portion of their revenue from energy-related activities ("Energy Companies"). In addition to the risk factors described below under "Energy Companies Risk," other factors which may reduce the amount of cash an Energy Company has available for distribution include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

CONVERTIBLE SECURITIES RISK -- Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of underlying common stock (or cash or securities of equivalent value). An issuer of a convertible security may fail to pay interest or dividends and principal in a timely manner. Negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Companies that issue convertible securities are often small to mid-size, and they often have low credit ratings, including below investment grade ratings. In addition, the credit rating of a company's convertible securities is generally lower than that of its nonconvertible debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its nonconvertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment.

CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DERIVATIVES RISK -- The Fund's use of futures contracts, options, forward contracts and swaps for all purposes, including speculative purposes, is subject to market risk, leverage risk, correlation risk and liquidity risk. In addition, the Fund's use of derivatives for hedging purposes is subject to hedging risk. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Hedging risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

ENERGY COMPANIES RISK -- Energy Companies are susceptible to adverse economic, environmental or regulatory occurrences affecting the energy industry. Risks associated with investments in Energy Companies include but are not limited to the following:

         o Commodity Pricing Risk. Energy companies may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.

         o Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. The financial performance of Energy Companies may be adversely affected if they, or the companies to which they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add or maintain its reserves.

         o Supply and Demand Risk. Energy Companies may be impacted by the levels of supply and demand for energy commodities.

         o Environmental and Regulatory Risk. Energy Companies are subject to significant regulation of their operations by federal, state and local governmental agencies. Additionally, voluntary initiatives and mandatory controls have been adopted or are being studied and evaluated, both in the United States and worldwide, to address current potentially hazardous environmental issues, including hydraulic fracturing and related waste disposal and geological concerns, as well as those that may develop in the future.

         o Acquisition Risk. An Energy Company's ability to grow and, where applicable, increase distributions to its equity holders, may be highly dependent on its ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. In the event that Energy Companies are unable to make such acquisitions, their future growth and ability to raise distributions will be limited and their ability to repay their debt holders may be weakened.

         o Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of Energy Companies to carry out acquisitions or expansions in a cost-effective manner. Rising interest rates may also impact the price of the securities of Energy Companies as the yields on alternative investments increase.

         o Catastrophic Event Risk. Energy Companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of Energy Companies.

EQUITY MARKET RISK -- The risk that stock prices and prices of other equity securities will fall over short or extended periods of time.

FIXED INCOME MARKET RISK -- The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

GEOGRAPHIC RISK -- The Fund's investments may be focused in particular countries or geographic regions and, therefore, the Fund will be more susceptible to adverse market, political, regulatory, and geographic events affecting those regions than a fund that does not focus its investments in a particular region.

HEDGING RISK -- The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. There can be no assurance that any hedging strategy will be effective or that there will be a hedge in place at any given time.

HIGH YIELD BOND RISK - High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

INVESTMENT COMPANY RISK -- When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

MLP RISK - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. MLPs are exposed to many of the same risks as other Energy Companies, summarized above. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

MULTI-MANAGER RISK -- The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund's assets among sub-advisers to enhance the return and reduce the volatility that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

NON-DIVERSIFIED RISK -- The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

PORTFOLIO TURNOVER RISK -- Due to its investment strategies, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The smaller and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

SOVEREIGN DEBT RISK -- Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

TAX RISK -- The Fund is subject to the following tax risks: the risk that MLPs in which the Fund invest will be classified as corporations rather than as partnerships for federal income tax purposes, which may reduce the Fund's return and negatively affect the Fund's net asset value; the risk associated with the monitoring of the investments of the Fund to ensure compliance with the qualifying income and distribution requirements applicable to RICs which may result in the Fund failing to qualify as a RIC unless certain relief provisions are available; the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect the Fund or the MLPs in which the Fund invests.

UNDERLYING FUND RISK -- The Fund's performance is subject to the risks associated with the securities and other investments held by the underlying funds in which the Fund may invest. The ability of the Fund to achieve its investment objective may depend upon the ability of the underlying funds to achieve their investment objectives. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund's expenses.

UNREGISTERED FUND RISK - Unlike the Fund, unregistered funds are not subject to the investor protections provided under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, (i) the relationship between the unregistered fund and its adviser will not be regulated by the 1940 Act; (ii) unregistered funds are not required to have a majority of disinterested directors; (iii) unregistered funds are not subject to the various custody and safekeeping provisions under the 1940 Act designed to protect fund assets; and (iv) unregistered funds are not subject to the various investment limitations under the 1940 Act.

VALUATION RISK -- The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid.

PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

CORNERSTONE ADVISORS, INC.

Paul W. Pedalino, CFA, Managing Director and Principal, has managed the Fund since its inception.

Michael G. Hughes, CFA, CAIA, Chief Investment Officer and Principal, has managed the Fund since its inception.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

STEELPATH CAPITAL MANAGEMENT, LLC

Gabriel Hammond, Chief Executive Officer, Portfolio Manager and Investment Committee Member, has managed the portion of the Fund's assets allocated to SteelPath Capital Management, LLC ("SteelPath") since the Fund's inception. Mr. Hammond founded SteelPath in 2004.

Stuart Cartner, Partner, Portfolio Manager and Investment Committee Member, has managed the portion of the Fund's assets allocated to SteelPath since the Fund's inception. Mr. Cartner joined SteelPath in April of 2007.

Brian Watson, Portfolio Manager, Director of Research and Investment Committee Member, has managed the portion of the Fund's assets allocated to SteelPath since the Fund's inception. Mr. Watson joined SteelPath in July of 2009. Prior to that, he was a portfolio manager and led the MLP research effort at Swank Capital LLC, in Dallas, Texas.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 34 OF THE PROSPECTUS.

            CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND

FUND INVESTMENT OBJECTIVE

The Cornerstone Advisors Public Alternatives Fund (the "Public Alternatives Fund" or "Fund") seeks capital appreciation with lower correlation to traditional global fixed income and public equity markets.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                                       INSTITUTIONAL SHARES
Management Fee(1)                                               0.44%
Other Expenses
Shareholder Servicing Fee                                       0.05%
Remaining Other Expenses(2)                                     0.34%
Total Other Expenses                                            0.39%
Acquired Fund Fees and Expenses(3)                              1.12%
Total Annual Fund Operating Expenses                            1.95%


(1) The fee shown is based on the initial allocation of Fund assets among sub-advisers as of the date of this Prospectus and the management fee paid to the Adviser. Each sub-adviser receives a fee from the Fund based on the portion of the Fund's assets allocated to such sub-adviser. Asset allocations and fees payable to the sub-advisers may vary and, consequently, the total management fee payable will fluctuate and may be higher or lower than that shown.

(2) Remaining Other Expenses are based on estimated amounts for the current fiscal year.

(3) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  1 YEAR                   3 YEARS
                   $198                      $612

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by allocating its assets among one or more investment strategies directly through the use of one or more sub-advisers and/or indirectly through investments in affiliated and unaffiliated open-end funds, closed-end funds, unregistered funds (including hedge funds) and exchange-traded funds ("Underlying Funds"). The Fund will initially, and may from time to time thereafter, pursue its investment objective by investing substantially all of its assets in Underlying Funds, typically referred to as a "fund of funds" strategy. The Fund will invest in Underlying Funds and/or use one or more sub-advisers that employ one of the Fund's two primary investment strategies: global macro and arbitrage. In the global macro strategy, the Fund's assets may be invested across all capital markets and in any type of security or other instrument that the Underlying Fund's adviser or one or more sub-advisers believe presents the best investment opportunities, consistent with the Fund's 80% investment policy described below. The Fund's sub-advisers or an Underlying Fund's adviser may use a combination of investment techniques in the global macro strategy, including "bottom up" and "top down" approaches to investing. In the arbitrage strategy, the Fund takes "long" positions in securities that are believed will go up in price and "short" positions in securities that are believed will go down in price. Underlying Funds and one or more sub-advisers that employ a global macro strategy will also engage in short selling. The Fund may use one or more sub-advisers, invest in Underlying Funds or employ strategies that pursue a blend of value and growth equity investing.

The Fund invests in publicly-traded investments, and derivatives thereof, and shares of Underlying Funds that are publicly available (collectively, "Publicly Available Investments"). Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in Publicly Available Investments and derivatives and other instruments with economic characteristics similar to Publicly Available Investments (the "80% Investment Policy"). The 80% Investment Policy may be changed by the Fund upon 60 days' prior notice to shareholders. From time to time, the Fund may also focus its investments in a particular geographic region, such as Europe, Asia and North America.

The Fund uses a multi-manager and/or multi-fund approach, relying on one or more sub-advisers and/or Underlying Funds with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of the Fund's primary investment adviser, Cornerstone Advisors, Inc. (the "Adviser"). The Fund allocates its assets among strategies and sub-advisers or Underlying Funds according to an allocation schedule, determined by the Adviser. The Adviser expects to rebalance allocation weightings for each strategy, sub-adviser or Underlying Fund on an annual basis, but may do so more frequently based on market conditions, the performance of a strategy, sub-adviser or Underlying Fund or other factors. The Adviser may change an allocation schedule based on, among other factors, the Adviser's analysis of the Fund's investment strategies, the potential for each strategy to perform independently of the other, historical performance, and market conditions.

The Fund's assets may be invested, directly and/or through Underlying Funds, in a broad range of asset classes, securities and other investments to implement its two primary investment strategies. These may include, subject to the Fund's 80% Investment Policy, U.S., foreign and emerging markets securities, equity securities of all types and capitalization ranges, investment and non-investment grade fixed income securities of any duration or maturity issued by corporations or governments, including mortgage-backed and asset-backed securities, commodities, currencies, warrants, depositary receipts, exchange-traded notes, shares of other investment companies, including exchange-traded funds, and derivative instruments, principally options, futures contracts, options on futures contracts, forward contracts and swap agreements. An Underlying Fund or sub-adviser may engage in such derivatives transactions to gain exposure to, for example, certain securities, markets or asset classes, to hedge the Fund's positions in or exposure to securities, currencies or other instruments, or to enhance the Fund's return, which is also known as speculation. An Underlying Fund or Sub-Adviser may also invest in cash, money market instruments and other short-term obligations to achieve its investment objective and, at times, such investments may be significant in order for an Underlying Fund or a sub-adviser to maintain flexibility to pursue its investment strategies.

An Underlying Fund or sub-adviser may engage in short sales, particularly in implementing the arbitrage strategy. When a fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The fund is then obligated to buy the security at a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or to seek positive returns in instances where an adviser believes a security's price will decline. A fund will either realize a profit or incur a loss from a short position, depending on whether the value of the security decreases or increases, respectively, between the time it is sold and the time when the fund replaces the borrowed security. An Underlying Fund or sub-adviser may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund or an Underlying Fund to maintain long positions in excess of 100% of its net assets. An Underlying Fund or sub-adviser may vary the long and short exposures in its portfolio over time, based on its assessment of market conditions and other factors.

As a result of the Fund's strategies, the Fund may have highly leveraged exposure to one or more asset classes at times. The Fund may buy and sell securities frequently in seeking to achieve its objective.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Because an Underlying Fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each Underlying Fund.

ALLOCATION RISK -- The Adviser's judgment about, and allocations among, funds, sub-advisers, asset classes and investment strategies may adversely affect the Fund's performance.

ARBITRAGE STRATEGIES RISK -- The Fund may utilize strategies that involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Fund may realize losses or reduced rate of return if underlying relationships among securities in which it takes investment positions change in an adverse manner or if a transaction is unexpectedly terminated or delayed.

ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

BELOW INVESTMENT GRADE SECURITIES RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect of repayment of principal and interest of many of these securities is speculative.

COMMODITY RISK -- Investing in the commodity futures markets may subject the Fund to greater volatility than investments in traditional securities. Commodity futures prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

COMMODITY-LINKED SECURITIES RISK -- Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses.

CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DERIVATIVES RISK -- The Fund's use of futures contracts, options, forward contracts and swaps for all purposes, including speculative purposes, is subject to market risk, leverage risk, commodity risk, correlation risk and liquidity risk. In addition, the Fund's use of derivatives for hedging purposes is subject to hedging risk. Commodity risk is described above. Leverage risk, hedging risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

EQUITY MARKET RISK -- The risk that stock prices and prices of other equity securities will fall over short or extended periods of time.

EXCHANGE-TRADED FUNDS (ETFS) RISK -- The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

EXCHANGE-TRADED NOTES (ETNS) -- The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or delisted by the listing exchange.

FIXED INCOME MARKET RISK -- The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

GEOGRAPHIC RISK -- The Fund's investments may be focused in particular countries or geographic regions and, therefore, the Fund will be more susceptible to adverse market, political, regulatory, and geographic events affecting those regions than a fund that does not focus its investments in a particular region.

GROWTH INVESTMENT STYLE RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

HEDGING RISK -- The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. There can be no assurance that any hedging strategy will be effective or that there will be a hedge in place at any given time.

INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

INVESTMENT COMPANY RISK -- When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

LEVERAGE RISK -- The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

MICRO-CAPITALIZATION COMPANY RISK -- Micro-capitalization companies may be newly-formed or in the early stages of development with limited product lines, markets or financial resources. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than small-, mid- and large-capitalization companies and such stocks may be more thinly-traded and thus difficult for the Fund to buy and sell in the market.

MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

MULTI-MANAGER RISK -- The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund's assets among sub-advisers to enhance the return and reduce the volatility that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

NON-DIVERSIFIED RISK -- The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

PORTFOLIO TURNOVER RISK -- Due to its investment strategies, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

SHORT SALES RISK -- A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund or an Underlying Fund and, therefore, the Fund's share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The smaller and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

TAX RISK -- In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"), the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the Statement of Additional Information ("SAI"). Income from certain Fund investments which provide exposure to changes in commodity prices, such as commodity-linked derivative instruments, may not be considered qualifying income for these purposes. The Fund will therefore seek to restrict its income from direct investments in investments that do not generate qualifying income to a maximum of 10 percent of its gross income.

UNDERLYING FUND RISK -- The Fund's performance is subject to the risks associated with the securities and other investments held by the underlying funds in which the Fund may invest. The ability of the Fund to achieve its investment objective may depend upon the ability of the underlying funds to achieve their investment objectives. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund's expenses.


UNREGISTERED FUND RISK - Unlike the Fund, unregistered funds are not subject to the investor protections provided under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, (i) the relationship between the unregistered fund and its adviser will not be regulated by the 1940 Act; (ii) unregistered funds are not required to have a majority of disinterested directors; (iii) unregistered funds are not subject to the various custody and safekeeping provisions under the 1940 Act designed to protect fund assets; and (iv) unregistered funds are not subject to the various investment limitations under the 1940 Act.

U.S. GOVERNMENT SECURITIES RISK -- Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

VALUE INVESTMENT STYLE RISK -- An investment in value stocks presents the risk that the stocks may never reach what the Adviser or a sub-adviser believes are their full market values, either because the market fails to recognize what the Adviser or a sub-adviser considers to be the companies' true business values or because the Adviser or sub-adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

VALUATION RISK -- The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid.

WARRANTS RISK -- Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

CORNERSTONE ADVISORS, INC.

Paul W. Pedalino, CFA, Managing Director and Principal, has managed the Fund since its inception.

Michael G. Hughes, CFA, CAIA, Chief Investment Officer and Principal, has managed the Fund since its inception.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

ALPHASIMPLEX GROUP, LLC

While the Board of Trustees of the Fund and the Fund's sole initial shareholder have approved the appointment of AlphaSimplex Group, LLC ("AlphaSimplex") as a sub-adviser to the Fund and the investment sub-advisory agreement with AlphaSimplex, as of the date of this prospectus no assets of the Fund have been allocated to AlphaSimplex. The Adviser, on any future date as is agreed between the Adviser and AlphaSimplex and without any further action being taken by shareholders, may allocate Fund assets to AlphaSimplex in accordance with the terms of the investment sub-advisory agreement with AlphaSimplex.

Andrew W. Lo, Ph.D., Chief Investment Strategist, is expected to manage the portion of the Fund's assets allocated to AlphaSimplex at the inception date of the allocation of Fund assets to AlphaSimplex. Dr. Lo founded AlphaSimplex in 1999.

Jeremiah H. Chafkin, President and Chief Executive Officer, is expected to manage the portion of the Fund's assets allocated to AlphaSimplex at the inception date of the allocation of Fund assets to AlphaSimplex. Mr. Chafkin joined AlphaSimplex in 2007 from Natixis Global Asset Management, where he served as President and Chief Executive Officer with responsibility for all of its affiliated managers in the United States and Asia.

Philippe P. Ludi, Ph.D., Senior Research Scientist, is expected to manage the portion of the Fund's assets allocated to AlphaSimplex at the inception date of the allocation of Fund assets to AlphaSimplex. Dr. Lodi joined AlphaSimplex in 2006, following the completion of his doctoral degree.

Robert W. Sinnott, Research Scientist, is expected to manage the portion of the Fund's assets allocated to AlphaSimplex at the inception date of the allocation of Fund assets to AlphaSimplex. Mr. Sinnott joined AlphaSimplex in 2009, after receiving both an A.B. and an A.M. in Statistics from Harvard University, where he focused on statistical machine learning, finance and time series analysis.

AQR CAPITAL MANAGEMENT, LLC

While the Board of Trustees of the Fund and the Fund's sole initial shareholder have approved the appointment of AQR Capital Management, LLC ("AQR") as a sub-adviser to the Fund and the investment sub-advisory agreement between the Adviser, the Trust and AQR, as of the date of this prospectus no assets of the Fund have been allocated to AQR. The Adviser, on any future date as is agreed between the Adviser and AQR and without any further action being taken by shareholders, may allocate Fund assets to AQR in accordance with the terms of the investment sub-advisory agreement between the Adviser, the Trust and AQR. Until such time, AQR will not have any responsibilities with respect to the management of Fund assets, nor any obligations to the Fund or the Trust.

Brian Hurst, Principal, is expected to manage the portion of the Fund's assets allocated to AQR at the inception date of the allocation of Fund assets to AQR. Mr. Hurst joined AQR in 1998. Prior to joining AQR, Mr. Hurst was associated with Goldman Sachs & Co. where he worked as an Associate in the Asset Management Division's Quantitative Research Group (1994-1998). He received a BS in Economics at the Wharton School at the University of Pennsylvania in 1994.

Yao Hua Ooi, Principal and Vice President, is expected to manage the portion of the Fund's assets allocated to AQR at the inception date of the allocation of Fund assets to AQR. Mr. Ooi joined AQR in 2004. Prior to joining AQR, Mr. Ooi was a summer analyst in the Fixed Income group at UBS. He received a B.S. in Economics from the Wharton School and a B.S. in Engineering from The School of Engineering and Applied Science at the University of Pennsylvania in 2004.

Michael Mendelson, Principal, is expected to manage the portion of the Fund's assets allocated to AQR at the inception date of the allocation of Fund assets to AQR. Mr. Mendelson joined AQR in 2005. Prior to joining AQR, Mr. Mendelson was Managing Director and Head of Quantitative Trading at Goldman Sachs. Prior to that effort, he was Head of U.S. Program Trading at Goldman Sachs. Mr. Mendelson received an S.M. in Chemical Engineering from MIT along with an S.B. in Chemical Engineering, and S.B. in Mathematics, and an S.B. in Management. He also has an MBA from the University of California at Los Angeles.

CLARIVEST ASSET MANAGEMENT LLC

Todd Wolter, CFA, Portfolio Manager, has managed the portion of the Fund's assets allocated to ClariVest Asset Management LLC ("ClariVest") since the Fund's inception. Mr. Wolter is one of the founders of ClariVest, which was formed in March of 2006.

Michael Waterman, CFA, Portfolio Manager, has managed the portion of the Fund's assets allocated to ClariVest since the Fund's inception. Mr. Waterman joined ClariVest in July 2006.

TURNER INVESTMENTS, L.P.

David Honold, Jr., CFA, Portfolio Manager/Global Security Analyst and Principal, has managed the portion of the Fund's assets allocated to Turner Investments, L.P. ("Turner") since the Fund's inception. Mr. Honold joined Turner in 2005.

Frank Sustersic, CFA, Senior Portfolio Manager/Global Security Analyst and Principal, has managed the portion of the Fund's assets allocated to Turner since the Fund's inception. Mr. Sustersic joined Turner in 1994.

Jason Schrotberger, CFA, Senior Portfolio Manager/Global Security Analyst and Principal, has managed the portion of the Fund's assets allocated to Turner since the Fund's inception. Mr. Schrotberger joined Turner in 2001.

Vijay Shankaran, MD, Ph.D., Senior Portfolio Manager/Global Security Analyst and Principal, has managed the portion of the Fund's assets allocated to Turner since the Fund's inception. Dr. Shankaran joined Turner in 2006.

Christopher Baggini, CFA, Senior Portfolio Manager/Global Security Analyst and Principal, has managed the portion of the Fund's assets allocated to Turner since the Fund's inception. Mr. Baggini joined Turner in 2010. Prior to 2010, Mr. Baggini worked at Aberdeen Asset Management.

Donald Smith, CFA, Portfolio Manager/Global Security Analyst and Principal, has managed the portion of the Fund's assets allocated to Turner since the Fund's inception. Mr. Smith joined Turner in 2003.

Matthew Glaser, Chief of Investment Strategies, Executive Managing Director, Principal and Lead Portfolio Manager -- Turner Market Neutral Equity, has managed the portion of the Fund's assets allocated to Turner since the Fund's inception. Mr. Glaser joined Turner in 2007.

Joshua Kohn, CFA, Portfolio Manager/Global Security Analyst and Principal, has managed the portion of the Fund's assets allocated to Turner since the Fund's inception. Mr. Kohn joined Turner in 2010. Prior to 2010, Mr. Kohn worked at GCore Capital Management and George Weiss Associates, LLC .

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 34 OF THE PROSPECTUS.

                     CORNERSTONE ADVISORS REAL ASSETS FUND

FUND INVESTMENT OBJECTIVE

The Cornerstone Advisors Real Assets Fund (the "Real Assets Fund" or "Fund") seeks capital appreciation and, as a secondary objective, current income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                                       INSTITUTIONAL SHARES
Management Fee(1)                                               0.49%
Other Expenses
Shareholder Servicing Fee                                       0.05%
Remaining Other Expenses(2)                                     0.22%
Total Other Expenses                                            0.27%
Acquired Fund Fees and Expenses(3)                              0.25%
Total Annual Fund Operating Expenses                            1.01%


(1) The fee shown is based on the initial allocation of Fund assets among sub-advisers as of the date of this Prospectus and the management fee paid to the Adviser. Each sub-adviser receives a fee from the Fund based on the portion of the Fund's assets allocated to such sub-adviser. Asset allocations and fees payable to the sub-advisers may vary and, consequently, the total management fee payable will fluctuate and may be higher or lower than that shown.

(2) Remaining Other Expenses are based on estimated amounts for the current fiscal year.

(3) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR                   3 YEARS
                   $103                     $322

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by allocating its assets among one or more investment strategies directly through the use of one or more sub-advisers and/or indirectly through investments in affiliated and unaffiliated open-end funds, closed-end funds, unregistered funds (including hedge funds) and exchange-traded funds ("Underlying Funds"). The Fund will invest in Underlying Funds and/or use one or more sub-advisers to invest its assets in the following three primary investment categories: global corporate and government-issued inflation-protected securities; energy infrastructure master limited partnerships ("MLPs") and securities of MLP affiliates, including companies that own MLP partner interests; and commodity futures (collectively, these assets are referred to as "Real Assets"). Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in Real Assets, and derivatives and other instruments with economic characteristics similar to Real Assets, and/or Underlying Funds which primarily invest in Real Assets (the "80% Investment Policy"). The Fund may, from time to time, pursue its investment objective by investing substantially all of its assets in Underlying Funds, typically known as a "fund of funds" strategy.

The Fund uses a multi-manager and/or multi-fund approach, relying on one or more sub-advisers and/or Underlying Funds with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of the Fund's primary investment adviser, Cornerstone Advisors, Inc. (the "Adviser"). The Fund allocates its assets among strategies and sub-advisers or Underlying Funds according to an allocation schedule, determined by the Adviser. The Adviser expects to rebalance allocation weightings for each strategy, sub-adviser or Underlying Fund on an annual basis, but may do so more frequently based on market conditions, the performance of a strategy, sub-adviser or Underlying Fund, or other factors. The Adviser may change an allocation schedule based on, among other factors, the Adviser's analysis of the Fund's investment strategies, the potential for each strategy to perform independently of the other, historical performance, and market conditions.

Subject to its 80% Investment Policy, the Fund's assets may be invested, directly and/or through Underlying Funds, in a broad range of asset classes, securities and other investments to implement its primary investment strategies. The Fund may invest in U.S., foreign and emerging markets securities, MLPS, investment and non-investment grade fixed income securities of any duration or maturity issued by corporations or governments, and commodities. In addition the Fund may invest in derivative instruments, principally options, futures contracts, options on futures contracts, forward contracts and swap agreements (including inflation swaps and total return swaps). An Underlying Fund or sub-adviser may engage in such derivatives transactions to gain exposure to, for example, certain securities, markets or asset classes, to hedge the Fund's positions in or exposure to securities or other instruments, or to enhance the Fund's return, which is also known as speculation. The Fund may also write covered call options. An Underlying Fund or sub-adviser may also invest in cash, money market instruments and other short-term obligations to achieve its investment objective.

The Fund may buy and sell securities frequently in seeking to achieve its objective.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

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


Because an Underlying Fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each Underlying Fund.

ALLOCATION RISK -- The Adviser's judgment about, and allocations among, funds, sub-advisers, asset classes and investment strategies may adversely affect the Fund's performance.

BELOW INVESTMENT GRADE SECURITIES RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect of repayment of principal and interest of many of these securities is speculative.

CASH FLOW RISK -- A portion of the cash flow received by the Fund will be derived from its investment in MLPs, debt and equity securities of MLP affiliates, including other companies that own MLP partner interests and derive a significant portion of their revenue from energy-related activities ("Energy Companies"). In addition to the risk factors described below under "Energy Companies Risk," other factors which may reduce the amount of cash an Energy Company has available for distribution include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

COMMODITY RISK -- Investing in the commodity futures markets may subject the Fund to greater volatility than investments in traditional securities. Commodity futures prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

COMMODITY-LINKED SECURITIES RISK -- Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses.

CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DERIVATIVES RISK -- The Fund's use of futures contracts, options, forward contracts and swaps for all purposes, including speculative purposes, is subject to market risk, leverage risk, commodity risk, correlation risk and liquidity risk. In addition, the Fund's use of derivatives for hedging purposes is subject to hedging risk. Commodity risk is described above. Leverage risk, hedging risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

ENERGY COMPANIES RISK -- Energy Companies are susceptible to adverse economic, environmental or regulatory occurrences affecting the energy industry. Risks associated with investments in Energy Companies include but are not limited to the following:

         o Commodity Pricing Risk. Energy Companies may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.

         o Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. The financial performance of Energy Companies may be adversely affected if they, or the companies to which they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add or maintain its reserves.

         o Supply and Demand Risk. Energy Companies may be impacted by the levels of supply and demand for energy commodities.

         o Environmental and Regulatory Risk. Energy Companies are subject to significant regulation of their operations by federal, state and local governmental agencies. Additionally, voluntary initiatives and mandatory controls have been adopted or are being studied and evaluated, both in the United States and worldwide, to address current potentially hazardous environmental issues, including hydraulic fracturing and related waste disposal and geological concerns, as well as those that may develop in the future.

         o Acquisition Risk. An Energy Company's ability to grow and, where applicable, increase distributions to its equity holders, may be highly dependent on its ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. In the event that Energy Companies are unable to make such acquisitions, their future growth and ability to raise distributions will be limited and their ability to repay their debt holders may be weakened.

         o Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of Energy Companies to carry out acquisitions or expansions in a cost-effective manner. Rising interest rates may also impact the price of the securities of Energy Companies as the yields on alternative investments increase.

         o Catastrophic Event Risk. Energy Companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of Energy Companies.

EQUITY MARKET RISK -- The risk that stock prices and prices of other equity securities will fall over short or extended periods of time.

FIXED INCOME MARKET RISK -- The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

HEDGING RISK -- The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. There can be no assurance that any hedging strategy will be effective or that there will be a hedge in place at any given time.

INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal (or stated) interest rates and the rate of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation protected securities may be less developed or liquid, and more volatile, than certain other securities markets.

INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

INVESTMENT COMPANY RISK -- When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

LEVERAGE RISK -- The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

MLP RISK - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. MLPs are exposed to many of the same risks as other Energy Companies, summarized above. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

MULTI-MANAGER RISK -- The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund's assets among sub-advisers to enhance the return and reduce the volatility that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

NON-DIVERSIFIED RISK -- The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

PORTFOLIO TURNOVER RISK -- Due to its investment strategies, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

TAX RISK -- In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"), the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain Fund investments which provide exposure to changes in commodity prices, such as commodity-linked derivative instruments, may not be considered qualifying income for these purposes. The Fund will therefore seek to restrict its income from direct investments in investments that do not generate qualifying income to a maximum of 10 percent of its gross income, but cannot be assured it will successfully do so and the Fund may not qualify as a RIC if certain relief provisions are not available to the Fund. The Fund is also subject to the risk that MLPs in which the Fund invest will be classified as corporations rather than as partnerships for federal income tax purposes, which may reduce the Fund's return and negatively affect the Fund's net asset value. There is a risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect the Fund or the MLPs in which the Fund invests.

UNDERLYING FUND RISK -- The Fund's performance is subject to the risks associated with the securities and other investments held by the underlying funds in which the Fund may invest. The ability of the Fund to achieve its investment objective may depend upon the ability of the underlying funds to achieve their investment objectives. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund's expenses.

UNREGISTERED FUND RISK - Unlike the Fund, unregistered funds are not subject to the investor protections provided under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, (i) the relationship between the unregistered fund and its adviser will not be regulated by the 1940 Act; (ii) unregistered funds are not required to have a majority of disinterested directors; (iii) unregistered funds are not subject to the various custody and safekeeping provisions under the 1940 Act designed to protect fund assets; and (iv) unregistered funds are not subject to the various investment limitations under the 1940 Act.

VALUATION RISK -- The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid.

PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

CORNERSTONE ADVISORS, INC.

Paul W. Pedalino, CFA, Managing Director and Principal, has managed the Fund since its inception.

Michael G. Hughes, CFA, CAIA, Chief Investment Officer and Principal, has managed the Fund since its inception.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

BLACKROCK FINANCIAL MANAGEMENT, LLC

Martin Hegarty, Managing Director/Co-Head of Inflation-Linked Bond Portfolio Team and Lead Portfolio Manager, has managed the portion of the Fund's assets allocated to BlackRock Financial Management, LLC ("BlackRock") since the Fund's inception. Mr. Hegarty joined Blackrock in 2010. Prior to joining BlackRock, Mr. Hegarty was a Director at Bank of America Merrill Lynch.

Brian Weinstein, Managing Director/Co-Head of Inflation-Linked Bond Portfolio Team and Lead Portfolio Manager, has managed the portion of the Fund's assets allocated to BlackRock since the Fund's inception. Mr. Weinstein joined Blackrock in 1998.

KAYNE ANDERSON CAPITAL ADVISORS, L.P.

John (J.C.) Frey, Managing Partner and Portfolio Manager, has managed the portion of the Fund's assets allocated to Kayne Anderson Capital Advisors, L.P. (KACALP) since the Fund's inception. Mr. Frey joined KACALP in 1997.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 34 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES

To purchase shares of each Fund for the first time, you must invest at least $2,000. There is no minimum for subsequent investments.

Shares of each Fund are offered exclusively to certain advisory clients of the Adviser. Shares can normally be redeemed only by contacting your client service manager or calling 1-888-762-1442.

TAX INFORMATION

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in each Fund involves risk and there is no guarantee that each Fund will achieve its goals. The Adviser and the sub-advisers' judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

ALLOCATION RISK (ALL FUNDS) -- The Funds may invest in a wide range of investments ranging from stocks and corporate bonds issued by companies of all sizes in diverse industries, government bonds from developed and emerging countries, other investment companies such as exchange traded funds, put and call options, and take substantial short positions, among other investments. Given the wide scope of the many investments it can make, the Adviser could be wrong in determining the combination of investments, funds or sub-advisers that produce good returns under changing market conditions. The Funds could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

DERIVATIVES RISK (ALL FUNDS) -- Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect a Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent a Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

Because derivative instruments may be purchased by a Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it.

Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

EQUITY RISK (ALL FUNDS) -- Since they purchases equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, shares of REITs and ADRs, as well as shares of mutual funds and ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN COMPANY RISK (ALL FUNDS) -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of American Depository Receipts ("ADRs"), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in securities of foreign companies (including through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

The European financial markets have been experiencing increased volatility due to concerns over rising government debt levels of several European countries and these events may continue to significantly affect all of Europe. European economies could be significantly affected by rising unemployment, tight fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union, and uncertainty surrounding the euro.

Many Asian economies have at various times been negatively affected by inflation, an over-reliance on international trade, political and social instability, and less developed financial systems and securities trading markets. Trade restrictions, unexpected decreases in exports, changes in government policies, or natural disasters could have a significant impact on companies doing business in Asia.

EMERGING MARKET SECURITIES RISK (ALL FUNDS) -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK (ALL FUNDS) -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

SHORT SALES RISK (PUBLIC ALTERNATIVES FUND ONLY) -- The Fund is subject to short sales risk. Short sales are transactions in which the Fund sells a security it does not own. A Fund must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by a Fund. If the underlying security goes down in price between the time a Fund sells the security and buys it back, a Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, a Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, a Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales.

In addition, a Fund's investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of a Fund. For example, when a Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases a Fund's unrealized gain or reduces a Fund's unrealized loss on its short sale transaction. To the extent that the dividend that a Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted. Furthermore, a Fund may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. A Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of the Global Public Equity Fund is to seek capital appreciation. The investment objective of the Income Opportunities Fund is to seek current income. The investment objective of the Public Alternatives Fund is to seek capital appreciation with lower correlation to traditional global fixed income and public equity markets. The investment objective of the Real Assets Fund is to seek capital appreciation and, as a secondary objective, current income. The investment objectives of the Funds are non-fundamental and may be changed without shareholder approval.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only do so if a Sub-Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' SAI (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the SAI. Within 10 days of the end of each month end, each Fund will post its top ten portfolio holdings on the internet at http://www.aicfundholdings.com/cornerstone. The Funds provide information about their complete portfolio holdings, updated as of the most recent calendar month, on the internet at http://aicfundholdings.com/cornerstone. This information is provided with a lag of at least 30 days and is publicly available to shareholders.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Cornerstone Advisors, Inc., a Washington corporation formed in 1983, serves as the overall investment adviser to the Funds. The Adviser's principal place of business is located at 225 108th Avenue NE , Suite 400, Bellevue, Washington 98004-5782. As of May 31, 2012, the Adviser had approximately $2.4 billion in assets under management.

The Adviser continuously monitors the performance of various investment sub-advisers to the Funds. Although the Adviser advises the Board of Trustees with regard to investment matters, the Adviser does not make the day-to-day investment decisions for Funds except for allocating Fund assets directly to Underlying Funds. The Adviser is, however, responsible for establishing and/or rebalancing allocation of the Funds' assets among strategies and sub-advisers and/or Underlying Funds. The Adviser is also responsible for monitoring both the overall performance of each Fund and the individual performance of each sub-adviser within those Funds served by one or more sub-advisers. Each of the Funds is authorized to operate on a "multi-manager" basis. This means that a single Fund may be managed by one or more sub-advisers. The Adviser may, from time to time, reallocate the assets of a multi-manager Fund among the sub-advisers that provide portfolio management services to that Fund when it believes that such action would be appropriate to achieve the overall objectives of the particular Fund. The Adviser may also, from time to time, reallocate assets of a multi-manager Fund to other sub-advisers. The Adviser is an integral part of the sub-adviser selection process and instrumental in the supervision of sub-advisers. For its services, the Adviser receives an annual fee of 0.01% of each Fund's average net assets.

Paul W. Pedalino, CFA, is a Managing Director and a Principal of Cornerstone Advisors, Inc. He has been with the firm for over 10 years with prior experience at Frank Russell Company, Russell/Mellon Analytical Services and T. Rowe Price. Mr. Pedalino is responsible for the firm's Global Public Equity,

Public Alternatives, Private Alternatives, Real Assets and Income Opportunities strategies. Additionally, Mr. Pedalino is a member of the firm's Asset Allocation and Manager Review Committees.

Michael G. Hughes, CFA and CAIA, is the Chief Investment Officer and a Principal of Cornerstone Advisors, Inc. He has been with the firm for over four years with prior experience at Perkins Coie Capital Management LLC, Safeco Insurance and First Interstate Bank. Mr. Hughes is responsible for oversight of all of the firm's strategies including Global Public Equity, Public Alternatives, Private Alternatives, Private Real Estate, Private Equity, Real Assets and Income Opportunities strategies. Additionally, Mr. Hughes is the Head of the Investment Policy Committee, Asset Allocation Committee and Manager Review Committee.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement and investment sub-advisory agreements will be available in the Funds' Annual Report dated October 31, 2012.

The Board of Trustees has authorized the officers of The Advisors' Inner Circle Fund (the "Trust") to request an order from the Securities and Exchange Commission ("SEC") that would permit the Trust to enter into portfolio management agreements with sub-advisers that are not affiliates of the Adviser ("unaffiliated sub-advisers") upon the approval of the Board of Trustees but without submitting such contracts for the approval of the shareholders of the relevant Fund (the "Manager of Managers Order"). The Trust's shareholders have also approved the arrangements contemplated by the Manager of Managers Order; however, the SEC has not yet approved the Manager of Managers Order. Assuming that the SEC approves the Manager of Managers Order, the Funds may begin to operate in reliance on the Manager of Managers Order without seeking any further authorization from shareholders. Accordingly, at some time in the future, it is anticipated that the Funds, upon the recommendation of Cornerstone, will be able to enter into and amend agreements with unaffiliated sub-advisers without shareholder approval.

It is anticipated that the Manager of Managers Order will be subject to a number of operating requirements that are imposed as conditions to the granting of, and the Trusts' operation in reliance on, the Manager of Mangers Order (the "Conditions"). While it is not possible to describe each of the Conditions at this time, it is anticipated that one of the Conditions will prohibit reliance on the Manager of Managers Order to approve a management agreement with a unaffiliated sub-adviser that would result in an increase in the total fees payable to Cornerstone (if any) and the unaffiliated sub-advisers by a Fund. The Trust has proposed that this Condition would be structured so that, upon the granting of the Manager of Managers Order, a "Fee Ceiling" would be established for each Fund at the following rate:


         FUND                                     FEE CEILING
Global Public Equity Fund                            1.25%
Income Opportunities Fund                            1.25%
Public Alternatives Fund                             1.85%
Real Assets Fund                                     1.25%

As proposed by the Trust, the Fee Ceiling would be equal to the maximum aggregate amount of management and advisory fees payable annually by a Fund to Cornerstone and all sub-advisers, except sub-advisers that are affiliates of the Adviser ("affiliated sub-advisers") (if any). Each day a Fund's net asset value is calculated, its dollar-weighted Adviser and sub-adviser (excluding affiliated sub-advisers) daily management and advisory fee accruals will be monitored for compliance with the Fee Ceiling and any initial approval of a sub-advisory agreement, or any amendment thereto, that would cause a Fund to exceed its Fee Ceiling will require shareholder approval. Fees paid to affiliated sub-advisers (if any) and the assets of a Fund managed by such affiliated sub-adviser will be excluded from the calculation when determining a Fund's compliance with its Fee Ceiling. Any increase in a Fund's Fee Ceiling would require shareholder approval. The Fee Ceiling would apply at the Fund level, and would not apply to any particular sub-advisory agreement. Accordingly, depending on how a Fund's assets are allocated among sub-advisers, it is possible that a sub-advisory agreement would pay a fee to one or more sub-advisers that is higher than the Fee Ceiling.

The Trust has also proposed that a Fund be permitted to exceed its Fee Ceiling for a maximum period of seven consecutive business days (each, a "Cure Period"); provided that, a Fund will only exceed its Fee Ceiling and rely on a Cure Period if the primary cause of the need to rely on the Cure Period is beyond the Adviser's reasonable control, such as on a day in which market movements cause significant fluctuations in the Fund's assets or results from the Adviser allocating or re-allocating a Fund's assets among a Fund's sub-advisers in response to, or in preparation for, a hiring or termination of a sub-adviser. Notwithstanding the foregoing, there can be only one Cure Period during each fiscal quarter. On each day during a Cure Period, the Adviser will waive its fee or reimburse expenses of the Fund to the extent necessary for the Fund to maintain compliance with its Fee Ceiling. The Adviser's agreement to waive its fee or reimburse expenses of the Fund during a Cure Period may not be terminated without the approval of the Fund's shareholders.

No assurance can be given that the Manager of Managers Order will contain the Conditions proposed by the Trust and described above. The Manager of Managers Order may contain additional or different Conditions, each as determined necessary or advisable by the SEC.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

CORNERSTONE ADVISORS, INC. ACTS AS THE MANAGER OF MANAGERS OF THE FUNDS AND IS RESPONSIBLE FOR THE INVESTMENT PERFORMANCE OF THE FUNDS SINCE IT ALLOCATES EACH FUND'S ASSETS TO ONE OR MORE SUB-ADVISERS AND RECOMMENDS HIRING OR CHANGING SUB-ADVISERS TO THE BOARD OF TRUSTEES.

In accordance with the terms of separate investment sub-advisory agreements relating to the respective Funds, and subject to the general supervision of the Board of Trustees, each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Cornerstone oversees each Sub-Adviser to ensure compliance with the Funds' investment policies and guidelines and monitors each Sub-Adviser's adherence to its investment style. The Board supervises Cornerstone and each Sub-Adviser, establishes policies that they must follow in their management activities and oversees the hiring, termination and replacement of the sub-advisers recommended by Cornerstone.

INFORMATION ON SUB-ADVISORY FEES AND TOTAL MANAGEMENT FEE. In addition to the fee payable by each Fund to the Adviser, each of the Funds pays a fee to its sub-adviser(s). For each Fund, the sub-advisers receive a fee based on a specified percentage of that portion of the Fund's assets allocated to that sub-adviser. The total management fee shown in each Fund's Fee Table (in the summary section of this Prospectus) is based on the initial allocation of assets among the Fund's sub-advisers as of the date of this prospectus and the fee paid to the Adviser. Asset allocations and fees payable to each Fund's sub-advisers may vary and, consequently, the total management fee payable will fluctuate and may be higher or lower that that shown in each Fund's Fee Table.

The rates at which the fees paid to the sub-advisers are calculated, which may vary among sub-advisers, is set forth in the SAI. However, the Trust has requested an order from the SEC, in connection with the Manager of Managers Order, that would permit each Fund to disclose (as a dollar amount and a percentage of a Fund's net assets) only (i) the aggregate fees paid to the Adviser and any affiliated sub-advisers, and (ii) the aggregate fees paid to unaffiliated sub-advisers (collectively, the "Aggregate Fee Disclosure"). Accordingly, if the Manager of Managers Order is granted in the form proposed by the Trust, the Funds will provide the Aggregate Fee Disclosure in lieu of disclosing the fees paid to each sub-adviser in the SAI. A Fund that employs an affiliated sub-adviser would continue to provide separate disclosure of any fees paid to such affiliated sub-adviser.

The following are currently the sub-advisers responsible for management of each Fund's assets:

GLOBAL PUBLIC EQUITY FUND

Acadian Asset Management LLC ("Acadian"), a Delaware limited liability company established in 1986, is located at 260 Franklin Street, Boston, Massachusetts 02110. As of June 30, 2012, Acadian had approximately $44.5 billion in assets under management.

Allianz Global Investors Capital LLC ("AGI Capital"), a Delaware limited liability company established in 2009, is located at 600 West Broadway, Suite 2900, San Diego, California 92101. As of June 30, 2012, AGI Capital had approximately $49.8 billion in assets under management.

Cramer Rosenthal McGlynn LLC ("CRM"), a Delaware limited liability company established in 1973, is located at 520 Madison Avenue, 20th Floor, New York, New York 10022. As of June 30, 2012, CRM had approximately $12.7 billion in assets under management.

Driehaus Capital Management LLC ("Driehaus"), a Delaware limited liability company established in 1982, is located at 25 East Erie Street, Chicago, Illinois 60611. As of July 31, 2012, Driehaus had approximately $7.75 billion in assets under management.

Fairpointe Capital LLC ("Fairpointe"), a Delaware limited liability company established in 2011, is located at One N. Franklin Street, Suite 3300, Chicago, Illinois 60606. As of April 30, 2012, Fairpointe had approximately $3.7 billion in assets under management.

Harris Associates L.P. ("Harris"), located at Two North LaSalle Street, Suite 500, Chicago, Illinois, 60602-3790, is a limited partnership managed by its general partner, Harris Associates, Inc. ("HAI"). Harris and HAI are wholly owned subsidiaries of Natixis Global Asset Management, L.P., which is an indirect subsidiary of Natixis Global Asset Management U.S. ("NGAM"). NGAM is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France's second largest banking group. Together with its predecessor firms, Harris has advised and managed mutual funds since 1970. As of March 31, 2012, Harris had assets under management exceeding approximately $74 billion.

LSV Asset Management ("LSV"), a Delaware general partnership established in 1994, is located at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606. As of June 30, 2012, LSV had approximately $59 billion in assets under management.

Marsico Capital Management, LLC ("Marsico"), a Delaware limited liability company established in 1997, is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. As of April 30, 2012, Marsico had approximately $38.6 billion in assets under management.

Parametric Portfolio Associates LLC ("Parametric"), a Delaware limited liability company established in 1987, is located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101. As of June 30, 2012, Parametric had approximately $44.6 billion in assets under management.

Phocas Financial Corporation ("Phocas"), a California corporation established in 2005, is located at 980 Atlantic Avenue, Suite 106, Alameda, California 94501. As of July 31, 2012, Phocas had approximately $1.143 billion in assets under management.

TCW Investment Management Company ("TIMCO"), a California corporation established in 1987, is located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of July 31, 2012, TIMCO had approximately $25 billion in assets under management.

Thornburg Investment Management Inc ("Thornburg"), a Delaware corporation established in 1982, is located at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. As of March 31, 2012, Thornburg had approximately $82 billion in assets under management.

Turner Investments, L.P. ("Turner"), a Pennsylvania limited partnership established in 1990, is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312-2414. As of June 30, 2012, Turner had approximately $11.8 billion in assets under management.

INCOME OPPORTUNITIES FUND

SteelPath Capital Management, LLC ("SteelPath"), a Delaware limited liability company established in 2004, is located at 2100 McKinney Avenue, Suite 1401, Dallas, Texas 75201. As of March 31, 2012, SteelPath Capital Management, LLC and its affiliate SteelPath Fund Advisors, LLC had approximately $2.59 billion in assets under management.

PUBLIC ALTERNATIVES FUND

AlphaSimplex Group, LLC ("AlphaSimplex"), a Delaware limited liability company established in 1999, is located at One Cambridge Center, Cambridge, Massachusetts 02142. As of June 30, 2012, AlphaSimplex had approximately $3 billion in assets under management. While the Board of Trustees of the Fund and the Fund's sole initial shareholder have approved the appointment of AlphaSimplex as a sub-adviser to the Fund and the investment sub-advisory agreement with AlphaSimplex, as of the date of this prospectus no assets of the Fund have been allocated to AlphaSimplex. The Adviser, on any future date as is agreed between the Adviser and AlphaSimplex and without any further action being taken by shareholders, may allocate Fund assets to AlphaSimplex in accordance with the terms of the investment sub-advisory agreement with AlphaSimplex.

AQR Capital Management, LLC ("AQR"), a Delaware limited liability company established in 1998, is located at Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830. As of July 31, 2012, AQR and its affiliates had approximately $56.6 billion in assets under management. While the Board of Trustees of the Fund and the Fund's sole initial shareholder have approved the appointment of AQR as a sub-adviser to the Fund and the investment sub-advisory agreement between the Adviser, the Trust and AQR, as of the date of this prospectus no assets of the Fund have been allocated to AQR. The Adviser, on any future date as is agreed between the Adviser and AQR and without any further action being taken by shareholders, may allocate Fund assets to AQR in accordance with the terms of the investment sub-advisory agreement between the Adviser, the Trust and AQR. Until such time, AQR will not have any responsibilities with respect to the management of Fund assets, nor any obligations to the Fund or the Trust.

ClariVest Asset Management LLC ("ClariVest"), a Delaware limited liability company established in 2006, is located at 11452 El Camino Real, Suite 250, San Diego, California 92130. As of July 31, 2012, ClariVest had approximately $2.89 billion in assets under management.

Turner Investments, L.P. ("Turner"), a Pennsylvania limited partnership established in 1990, is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312-2414. As of June 30, 2012, Turner had approximately $11.8 billion in assets under management.

REAL ASSETS FUND

BlackRock Financial Management, LLC ("BlackRock"), a New York limited liability company established in 1988, is located at 55 East 52(nd) Street New York, New York 10055. As of June 30, 2012, BlackRock had approximately $3.56 trillion in assets under management.

Kayne Anderson Capital Advisors, L.P. ("KACALP"), a California limited partnership established in 1984, is located at 1800 Avenue of the Stars, Third Floor, Los Angeles, California, 90067. As of June 30, 2012, KACALP had approximately $16.3 billion in assets under management.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Shares of the Funds.

Institutional Shares are for individual and institutional investors.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

Shares of the Fund are offered exclusively to certain advisory clients of the Adviser.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. Each Fund's price per share will be the net asset value per share ("NAV") next determined after the Fund or authorized institution receives your purchase order in proper form. "Proper form" means that the Funds were provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, a Fund or authorized institution must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Funds with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Funds' Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Funds' Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. The respective prospectuses for the Underlying Funds in which the Funds invest explain the circumstances in which those Funds will use fair value pricing and the effect of fair value pricing.

There may be limited circumstances in which the Funds would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available or reasonably believed to be unreliable will be valued at their fair value as determined in good faith by or under the direction of the Board.

PURCHASES IN-KIND

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM PURCHASES

You can open an account with the Funds with a minimum initial investment of $2,000. There is no minimum for subsequent investments. Each Fund may accept initial investments of smaller amounts in its sole discretion and reserves the right to create a minimum for subsequent investments.

FUND CODES

The reference information listed below will be helpful to you when you contact the Funds to purchase Institutional Shares of a Fund, check daily NAV or obtain additional information.

FUND NAME                          TICKER SYMBOL                CUSIP          FUND CODE
Global Public Equity Fund             CAGLX                  00769G-634          6530
Income Opportunities Fund             CAIOX                  00769G-626          6531
Public Alternatives Fund              CAALX                  00769G-618          6532
Real Assets Fund                      CAREX                  00769G-592          6533

HOW TO SELL YOUR FUND SHARES

Shares can only be redeemed by contacting your client service manager or calling 1-888-762-1442.

The sale price will be the NAV next determined after the Funds receive your request.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within seven days after the Funds receive your request.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of each Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Funds have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.05% based on the Fund's average daily net assets. Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds' shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any shareholder servicing payments that are reflected in the fees and expenses listed in the fee table sections of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" and "Shareholder Services" in the Funds' SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Funds' shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the Funds may invest in micro-, small- and mid-cap securities, which often trade in lower volumes and may be less liquid, these Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds' shares may have a greater impact on the market prices of these types of securities.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

         o Shareholders are restricted from making more than 4 "round trips" into or out of any Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

         o Each Fund reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Global Public Equity Fund and the Public Alternatives Fund will distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Income Opportunities Fund and the Real Assets Fund will distribute their net investment income quarterly and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from each Fund may be taxable whether or not you reinvest them. Dividend distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable to individuals at the rates applicable to long-term capital gains of a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Funds from U.S. corporations, subject to certain limitations.

Distributions paid in January but declared by the Funds in October, November or December of the previous year will be taxable to you in the previous year.

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012 and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Because the Funds may invest in foreign securities it may be subject to foreign withholding taxes with respect to dividends or interest that the Fund receives from sources in foreign countries. The Fund may be able to make an election to pass along a tax credit for foreign income taxes it pays. The Fund will notify you if it makes this decision.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                        THE ADVISORS' INNER CIRCLE FUND

                           CORNERSTONE ADVISORS FUNDS

INVESTMENT ADVISER

Cornerstone Advisors, Inc.
225 108th Avenue NE, Suite 400
Bellevue, Washington 98004-5782

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION: The SAI, dated August 30, 2012, includes detailed information about the Funds and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Funds' holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on the Funds' performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:   1-888-762-1442

BY MAIL:        Cornerstone Funds
                c/o DST Systems, Inc.
                PO Box 219009
                Kansas City, MO 64121-9009

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.

                      STATEMENT OF ADDITIONAL INFORMATION


                 CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
                             (TICKER SYMBOL: CAGLX)

                 CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND
                             (TICKER SYMBOL: CAIOX)

                 CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
                             (TICKER SYMBOL: CAALX)

                     CORNERSTONE ADVISORS REAL ASSETS FUND
                             (TICKER SYMBOL: CAREX)


               EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                           INSTITUTIONAL CLASS SHARES

                                AUGUST 30, 2012

                              INVESTMENT ADVISER:
                           CORNERSTONE ADVISORS, INC.


                            INVESTMENT SUB-ADVISERS:
                          Acadian Asset Management LLC
                      Allianz Global Investors Capital LLC
                            AlphaSimplex Group, LLC (1)
                          AQR Capital Management, LLC (1)
                      BlackRock Financial Management, LLC
                         ClariVest Asset Management LLC
                          Cramer Rosenthal McGlynn LLC
                        Driehaus Capital Management LLC
                             Fairpointe Capital LLC
                             Harris Associates L.P.
                     Kayne Anderson Capital Advisors, L.P.
                              LSV Asset Management
                        Marsico Capital Management, LLC
                      Parametric Portfolio Associates LLC
                          Phocas Financial Corporation
                       SteelPath Capital Management, LLC
                       TCW Investment Management Company
                      Thornburg Investment Management Inc
                            Turner Investments, L.P.

(1) As of the date of the SAI, no assets have been allocated to the Sub-Adviser.



This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and the Cornerstone Advisors Real Assets Fund (each a "Fund" and together, the "Funds"). This SAI is incorporated by reference and should be read in conjunction with the Funds' prospectus dated August 30, 2012. Capitalized terms not defined herein are defined in the prospectus. Shareholders may obtain copies of the Funds' prospectus or Annual Report, when available, free of charge by writing to the Trust at Cornerstone Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009, or calling the Fund at 1-888-762-1442.

                               TABLE OF CONTENTS

THE TRUST .................................................................  S-1
DESCRIPTION OF PERMITTED INVESTMENTS ......................................  S-1
INVESTMENT LIMITATIONS .................................................... S-28
THE ADVISER AND SUB-ADVISERS .............................................. S-30
THE PORTFOLIO MANAGERS .................................................... S-33
THE ADMINISTRATOR ......................................................... S-56
THE DISTRIBUTOR ........................................................... S-57
SHAREHOLDER SERVICES ...................................................... S-57
PAYMENTS TO FINANCIAL INTERMEDIARIES ...................................... S-58
THE TRANSFER AGENT ........................................................ S-58
THE CUSTODIAN ............................................................. S-58
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................. S-58
LEGAL COUNSEL ............................................................. S-59
TRUSTEES AND OFFICERS OF THE TRUST ........................................ S-59
PURCHASING AND REDEEMING SHARES ........................................... S-69
DETERMINATION OF NET ASSET VALUE .......................................... S-69
TAXES ..................................................................... S-70
FUND TRANSACTIONS ......................................................... S-77
PORTFOLIO HOLDINGS ........................................................ S-79
DESCRIPTION OF SHARES ..................................................... S-80
SHAREHOLDER LIABILITY ..................................................... S-80
LIMITATION OF TRUSTEES' LIABILITY ......................................... S-80
PROXY VOTING .............................................................. S-80
CODES OF ETHICS ........................................................... S-81
5% AND 25% SHAREHOLDERS ................................................... S-81
APPENDIX A -- DESCRIPTION OF RATINGS ......................................  A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES ........................  B-1

August 30, 2012

THE TRUST

GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate each Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

NON-DIVERSIFICATION. Each Fund is non-diversified, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), which means that a relatively high percentage of assets of a Fund may be invested in the obligations of a limited number of issuers. The value of the shares of a Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Funds intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

DESCRIPTION OF PERMITTED INVESTMENTS

Each Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. The following are descriptions of the permitted investments and investment practices of the Funds. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the Adviser or a Sub-Adviser, such investments or investment practices will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. The Adviser or a Sub-Adviser, as applicable, may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by a Fund's stated investment policies, including those stated below.

EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

     o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

     o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

     o EXCHANGE-TRADED FUNDS. An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs(R), DIAMONDS(SM), NASDAQ 100 Index Tracking Stock(SM) ("QQQs(SM)"), and iShares(R). A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See "Securities of Other Investment Companies" below.

     o EXCHANGE-TRADED NOTES. An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees. No period coupon payments are distributed, and no principal protection exists. ETNs were designed to create a type of security that combines both the aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange, such as the NYSE during normal trading hours. However, investors can also hold the debt security until maturity. At that time the issuer will give the investor a cash amount that would be equal to principal amount.

          One factor that affects the ETN's value is the credit rating of the issuer. The value of the ETN may drop despite no change in the underlying index. This might occur, for instance, due to a downgrade in the issuer's credit rating.

     o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

     o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

          Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non- convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

          The Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities.

     o MICRO, SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MASTER LIMITED PARTNERSHIPS. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.


MLP AFFILIATES. A Fund may invest in the debt and equity securities issued by MLP affiliates and companies that own MLP general partner interests that are energy infrastructure companies. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs. A Fund may invest in MLP I-Shares, which represent an indirect ownership interest in MLP common units. MLP I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of MLP I-Shares receive distributions in the form of additional I-Shares. As discussed further below in the "Taxes" section, a Fund's investment in one or more MLPs that are treated as qualified publicly traded partnerships is limited under the "Asset Test" to no more than 25% of the value of the Fund's assets. However, because issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes, a Fund's investment in MLP I-Shares is not counted for purposes of this 25% limitation.


DEBT SECURITIES. Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

     o U.S. GOVERNMENT SECURITIES - The Funds may invest in U.S. Government securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

          Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

          On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

     o CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

     o MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage- backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.


          Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Funds' adviser (the "Adviser") will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.


          Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to pre-payment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

INFLATION PROTECTED SECURITIES - The Funds may invest in inflation protected securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. These securities may be issued by U.S. and foreign governments and corporations. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other U.S. and foreign inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk. The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U"), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. A Fund's distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where a Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, a Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.



SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Funds will only invest in a security issued by a commercial bank if the bank:

     o Has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);

     o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs and could cause the total loss of investment. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

U.S. SMALL BUSINESS ADMINISTRATION ("SBA") STRIPPED SECURITIES - The Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, issued by the U.S. Small Business Administration, are issued at a discount to their "face value." Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involves certain risks which are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus.


TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

o    PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o    EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

o    CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk-free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted. Securities rated BBB, while investment-grade, still possess speculative characteristics.

Debt securities rated below investment-grade ("junk bonds") are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A -- Description of Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by rating agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Funds may invest in securities of any rating.

FOREIGN SECURITIES. Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Funds can invest in foreign securities in a number of ways:

     o A Fund can invest directly in foreign securities denominated in a foreign currency.

     o A Fund can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments.

     o    A Fund can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS ("ADRS") -- ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds may be subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

     o are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    have substantially less volume;

     o trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

     o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

     o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

     o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Funds to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Funds receive from their investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Rating Services ("S&P") or Moody's Investor Services, Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A -- Description of Ratings" to this SAI.

REAL ESTATE INVESTMENT TRUSTS. A real estate investment trust ("REIT") is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other

REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

     o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

     o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

     o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

     o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

     o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

     o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

     o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

SECURITIES LENDING. The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to their Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Funds will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may invest in shares of other affiliated and unaffiliated investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying a Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments. The Board has authorized the Trust's officers to request an order from the SEC that would permit a Fund to operate as a "fund of funds." Assuming that the SEC approves the requested order, it is anticipated that, at some time in the future the Funds may invest in other investment companies beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act.


For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Certain affiliated and unaffiliated investment companies, including certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore),Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds have been issued orders by the SEC pursuant to which the Funds may invest in such investment companies in excess of the 3% limit described above, provided that the Funds comply with the conditions of the SEC order as it may be amended, procedures approved by the Board, and any other applicable investment limitations. Neither the investment companies issued such SEC orders nor their investment advisers make any representations regarding the advisability of investing in the investment companies.

WHEN ISSUED, DELAYED-DELIVERY AND FORWARD TRANSACTIONS. A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments, such Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectuses, the Funds may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements and interpretations of the SEC and its staff.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade - known as "contract markets" - approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o    PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o    SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counter-party to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, a Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o    OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o    OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to a Fund.

o    COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC;

     o    Do not require an initial margin deposit; and

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.


EQUITY-LINKED SECURITIES - A Fund may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of securities, or sometimes a single stock (referred to as "equity-linked securities"). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to a Fund's restrictions on investments in illiquid securities.


SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission (the "SEC"). If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o    EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.
 By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

o    TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument -- which may be a single asset, a pool of assets or an index of assets -- during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying reference instrument).

o    INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

o    CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.


o         INFLATION SWAPS

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index ("CPI"). The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the "breakeven inflation" rate and generally represents the current difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as "zero coupon," where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:
While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

     o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     o    have to purchase or sell the instrument underlying the contract;

     o    not be able to hedge its investments; and/or

     o    not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     o the facilities of the exchange may not be adequate to handle current trading volume;

     o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK - At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into a Fund. If a Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    actual and anticipated changes in interest rates;

     o    fiscal and monetary policies; and

     o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such a transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with these requirements, and subject to certain risks.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. A Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of a Fund's net assets held in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933 Act, and restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. Under the supervision of the Trust's Board, the Adviser determines the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

SHORT SALES. As consistent with each Fund's investment objectives, the Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Funds with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover the Fund's short position.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

     1. Each Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that each Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

     2. Each Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     3. Each Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     4. Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     5. Each Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     6. Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

In addition to the investment objectives of each Fund, the following limitations are non-fundamental and may be changed by the Trust's Board without shareholder approval. In addition, the investment objectives of the Funds are non-fundamental policies that may be changed by the Trust's Board without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

     1. Each Fund may not purchase any securities which would cause 25% or more of the net assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation,
          (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

     2.   Each Fund may not borrow money from a bank in an amount exceeding
          33 1/3% of the value of its total assets, provided that investment strategies that either obligate a Fund to purchase securities or require a Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money, from any source, for temporary purposes in an amount not exceeding 5% of its total assets.

     3. Each Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

     4. Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate except as permitted by the 1940 Act. For the avoidance of doubt, the foregoing policy does not prevent a Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

     5. Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

     6. Each Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of a Fund's net assets.

In addition:

     1. The Public Alternatives Fund may not change its investment strategy to invest at least 80% of its net assets, plus borrowings for investment purposes, in publicly-traded investments, and derivatives and other instruments with economic characteristics similar to publicly traded, equity investments, and/or shares of Underlying Funds (as defined below) that are publicly available at the time of purchase without 60 days' prior notice to shareholders.

     2. The Global Public Equity Fund may not change its investment strategy to invest at least 80% of its net assets, plus borrowings for investment purposes, in publicly-traded, equity investments, and derivatives with economic characteristics similar to publicly-traded, equity investments, and/or shares of Underlying Funds
          (as defined below) that primarily invest in publicly traded, equity investments, at the time of purchase without 60 days' notice to shareholders.

     3. The Real Assets Fund may not change its investment strategy to invest at least 80% of its net assets, plus borrowings for investment purposes, in global corporate and government-issued inflation-protected securities, MLPs and securities of MLP affiliates, and commodity futures ("Real Assets"), and derivatives and other instruments with economic characteristics similar to Real Assets, without 60 days' notice to shareholders.

"Underlying Funds" are affiliated and unaffiliated open-end funds, closed-end funds, unregistered funds and exchange-traded funds.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Funds' current investment policy on lending is as follows: a Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its SAI.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Funds will not purchase or sell real estate, except that the Funds may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs).

THE ADVISER AND SUB-ADVISERS

MULTI-MANAGER STRUCTURE. As noted in the Prospectus, each of the Funds is authorized to operate on a "multi-manager" basis. This means that a single Fund may be managed by one or more sub-advisers. The multi-manager structure is generally designed to combine multiple investment strategies. The Board is responsible for making decisions with respect to the engagement and/or termination of sub-advisers based on a recommendation of Cornerstone Advisors, Inc. (the "Adviser"). The Adviser is responsible for the oversight of sub-advisers and recommendations with respect to their hiring, termination or replacement. The Board has authorized the Trust's officers to request an order from the SEC that would exempt the Trust from the provisions of Section 15(a) and certain related provisions of the Investment Company Act. If issued, such an order would permit the Trust to enter into portfolio management agreements with sub-advisers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Fund. The shareholders of each Fund have approved this structure. There can be no assurance that the requested order will be issued by the SEC.

The Adviser is responsible for determining the level of assets that will be allocated among the sub-advisers in these Funds. The Adviser is also responsible for determining the level of assets that will be allocated to Underlying Funds, to the extent the Adviser determines to pursue a Fund's investment strategies through investment in other funds. The Adviser monitors the performance of both the overall Fund and of each sub-adviser and, from time to time, may make changes in the allocation of assets to the sub-adviser that serve a particular Fund, as described in the Prospectus. For its services, the Adviser receives an annual fee of 0.01% of each Fund's average net assets.

ADVISORY AGREEMENT WITH THE TRUST. The services provided to the Trust by the Adviser are governed by an Advisory Agreement between the Trust and the Adviser dated June 22, 2012 (the "Advisory Agreement").

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

SUB-ADVISERS


Initially, the Adviser has delegated the authority to manage assets of each Fund, as allocated by the Adviser, to the following sub-advisers (each a "Sub-Adviser" and collectively, the "Sub-Advisers"):



FUND                              SUB-ADVISER
--------------------------------------------------------------------------------
Global Public Equity Fund         Acadian Asset Management LLC
                                  Allianz Global Investors Capital LLC
                                  Cramer Rosenthal McGlynn LLC
                                  Driehaus Capital Management LLC
                                  Fairpointe Capital LLC
                                  Harris Associates L.P.
                                  LSV Asset Management
                                  Marsico Capital Management, LLC
                                  Parametric Portfolio Associates LLC
                                  Phocas Financial Corporation
                                  TCW Investment Management Company
                                  Thornburg Investment Management Inc
                                  Turner Investments, L.P.
--------------------------------------------------------------------------------
Income Opportunities Fund         SteelPath Capital Management, LLC
--------------------------------------------------------------------------------
Public Alternatives Fund          AlphaSimplex Group, LLC (1)
                                  AQR Capital Management, LLC (1)
                                  ClariVest Asset Management LLC
                                  Turner Investments, L.P.
--------------------------------------------------------------------------------
Real Assets Fund                  BlackRock Financial Management, LLC
                                  Kayne Anderson Capital Advisors, L.P.
--------------------------------------------------------------------------------

(1) As of the date of the SAI, no assets have been allocated to the Sub-Adviser.

SUB-ADVISORY AGREEMENTS. The provision of investment advisory services by the various sub-advisors is governed by individual investment advisory agreements (the "Sub-Advisory Agreements") between the relevant Sub-Adviser and the Adviser. Under each Sub-Advisory Agreement, each Sub-Adviser is responsible for the day-to-day management of the assets for the Fund(s) for which it is responsible, makes investment decisions for such Fund(s) and administers the investment program of the assets of a Fund that it manages, subject to the supervision of, and policies established by, the Adviser and the Board. After the initial two-year term, the continuance of each Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. A Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board.


SUB-ADVISORY FEES. For its services, each Sub-Adviser receives a fee calculated at an annual rate of the following percentages of each Fund's average net assets allocated to that particular Sub-Adviser.



--------------------------------------------------------------------------------------
SUB-ADVISER                                                  FEE
--------------------------------------------------------------------------------------
GLOBAL PUBLIC EQUITY
--------------------------------------------------------------------------------------
Acadian Asset Management LLC                                0.75%
--------------------------------------------------------------------------------------
Allianz Global Investors Capital LLC                        1.25%
--------------------------------------------------------------------------------------
Cramer Rosenthal McGlynn LLC                       0.70% on $0-50 million
                                                   0.50% above $50 million
--------------------------------------------------------------------------------------
Driehaus Capital Management LLC                 Strategy # 1 and # 2 Combined:
                                                   0.90% on $0-20 million
                                                0.80% on the next $20 million
                                                   0.70% above $40 million
--------------------------------------------------------------------------------------
Fairpointe Capital LLC                             First $10 million: 0.80%
                                                    Next $10 million: 0.70%
                                                    Over $20 million: 0.60%
--------------------------------------------------------------------------------------
Harris Associates L.P.                              1.00% on $0-50 million
                                                    0.56% above $50 million
--------------------------------------------------------------------------------------
LSV Asset Management                                  Strategy #1: 1.00%
                                                      Strategy #2: 1.25%
--------------------------------------------------------------------------------------
Marsico Capital Management, LLC                    0.75% on $0-50 million
                                                  0.65% on $50-100 million
                                          0.55% on all assets between $100 million and
                                                       $300 million
                                             0.50% on all assets above $300 million
                                             0.45% on all assets above $400 million
--------------------------------------------------------------------------------------
Parametric Portfolio Associates LLC                0.50% on $0-100 million
                                                  0.40% above $100 million
--------------------------------------------------------------------------------------
Phocas Financial Corporation                                0.75%
--------------------------------------------------------------------------------------
TCW Investment Management Company                  0.85% on $0-25 million
                                                   0.80% above $25 million
--------------------------------------------------------------------------------------
Thornburg Investment Management Inc                0.75% on $0-25 million
                                                 0.65% on the next $50 million
                                                    0.55 % above $75 million
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
SUB-ADVISER                                                   FEE
--------------------------------------------------------------------------------------
Turner Investments, L.P.                             0.75% on $0-75 million
                                                    0.65% above $75 million
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
PUBLIC ALTERNATIVES
--------------------------------------------------------------------------------------
AlphaSimplex Group, LLC(1)                  0.90% on the first $100 million
                                         0.75% on the balance above $100 million
--------------------------------------------------------------------------------------
AQR Capital Management, LLC(1)                               1.10%
--------------------------------------------------------------------------------------
ClariVest Asset Management LLC                               2.25%
--------------------------------------------------------------------------------------
Turner Investments, L.P.                           1.25% on $0-100 million
                                                   1.00% above $100 million
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
INCOME OPPORTUNITIES
--------------------------------------------------------------------------------------
SteelPath Capital Management, LLC                   0.75% on $0-50 million
                                                    0.50% above $50 million
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
REAL ASSETS
--------------------------------------------------------------------------------------
Kayne Anderson Capital Advisors, L.P.                        1.25%
--------------------------------------------------------------------------------------
BlackRock Financial Management, LLC                 0.20% on $0-50 million
                                                 0.15% on the next $50 million
                                                       0.10% thereafter
--------------------------------------------------------------------------------------



(1) As of the date of this SAI, no assets have been allocated to this Sub-Adviser.

The Board has authorized the Trust's officers to request an order from the SEC that would exempt the Trust from the provisions of certain disclosure requirements under various rules and forms. If issued, such an order would permit the Trust to disclose (as a dollar amount and a percentage of a Fund's net assets) only (i) the aggregate fees paid to the Adviser and any affiliated sub-advisers, and (ii) the aggregate fees paid to unaffiliated sub-advisers (collectively, the "Aggregate Fee Disclosure"). Assuming that the SEC approves the requested order, it is anticipated that, at some time in the future, the Funds will provide the Aggregate Fee Disclosure in lieu of disclosing the fees paid to each sub-adviser. A Fund that employs an affiliated sub-adviser would continue to provide separate disclosure of any fees paid to such affiliated sub-adviser.


THE PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about the dollar range of Fund shares they own, other accounts they manage and how they are compensated.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Funds are required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Because the Funds are new, as of the date of this SAI, the portfolio managers did not beneficially own shares of the Funds.


ACADIAN ASSET MANAGEMENT LLC

COMPENSATION. Acadian Asset Management LLC ("Acadian") receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between Acadian and the Adviser.

Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership ("KELP").

Compensation is highly incentive-driven, with Acadian paying up to and sometimes in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual's contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, portfolio performance, asset growth, and overall firm performance. Since portfolio management is a team approach, investment team members' compensation is not linked to the performance of specific accounts but rather to the individual's overall contribution to the success of the team and the firm's profitability.

OTHER ACCOUNTS. In addition to the Global Public Equity Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. These investment professionals function as a core equity team of 19 portfolio managers and are not segregated along product lines or by client type. The individuals noted below worked on all products, and the data shown reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type. The information below is provided as of June 30, 2012.



                                  REGISTERED INVESTMENT             OTHER POOLED
                                         COMPANIES               INVESTMENT VEHICLES          OTHER ACCOUNTS
                                  -------------------------  --------------------------   ------------------------
                                  NUMBER OF   TOTAL ASSETS    NUMBER OF   TOTAL ASSETS    NUMBER OF   TOTAL ASSETS
PORTFOLIO MANAGER                 ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
-------------------------------------------------------------------------------------------------------------------
John R. Chisholm, CFA,
Asha Mehta, CFA and
Joshua S. White, Ph.D.               10        $ 3,869           56         $ 9,869         139         $ 30,701
                                      2*       $ 1,235            4*        $   554          15*        $  5,643



* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Global Public Equity Fund, which may have different investment guidelines and objectives. In addition to the Global Public Equity Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Global Public Equity Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Global Public Equity Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Global Public Equity Fund, may track the same benchmarks or indexes as the Global Public Equity Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Global Public Equity Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Global Public Equity Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Global Public Equity Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the firm's compliance team.

ALLIANZ GLOBAL INVESTORS CAPITAL LLC

Investment professional compensation is designed to align with Allianz Global Investors Capital LLC's ("AGI Capital") client's interests, attract, motivate and retain top talent, and encourage long-term stability. The firm aims to provide rewards for exceptional investment performance and to build an enduring firm with a long-term culture of shared success. In support of these objectives, its compensation program includes a base salary, an annual cash bonus and long-term incentive. For some investment teams, compensation is funded by team revenue adjusted by investment performance.

BASE SALARY. Investment professionals are provided a competitive base salary that reflects the scope and responsibilities of the position and experience level of the individual. Salaries are periodically evaluated against industry peers using market data provided by independent third-party compensation surveys. Salaries represent a larger percentage of total compensation for more junior positions and for more senior positions is a smaller percentage and subject to less frequent adjustments. Typically, salary comprises 30%-50% of total compensation for junior portfolio managers and 10%-30% of total compensation for senior portfolio managers.

ANNUAL CASH BONUS. Investment professionals are eligible for an annual, discretionary bonus. Bonuses are awarded based on achievement to set goals, investment performance and individual contribution. Investment performance is measured relative to the relevant fund/strategy benchmark (as specified in the Global Public Equity Fund's summary prospectus) and/or peer group ranking through measurement periods that are trailing one, three and five years, but vary by investment team and fund. The differences in measurement periods are not arbitrary, but are linked to the nature of the investment process, strategies and investment turnover.

LONG-TERM INCENTIVE. AGI Capital's long-term incentive plan is designed to align compensation of key staff, managers and executives with longer-term company performance. Awards are granted annually with award appreciation determined by the earnings growth of AGI Capital in the U.S. and globally. Each award has a three-year vesting schedule and is paid in cash upon vesting.

The portion of individual incentive received as annual cash bonus versus long-term deferred incentive is standardized globally across AGI Capital. Senior investment professionals receive a higher proportion of incentive compensation in long-term award. Typically, long-term incentive represents 10%-20% of junior portfolio manager total compensation while long-term incentive represents 25%-35% of senior portfolio manager total compensation.

OTHER ACCOUNTS. In addition to the Global Public Equity Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of June 30, 2012.



                        REGISTERED INVESTMENT           OTHER POOLED
                              COMPANIES              INVESTMENT VEHICLES           OTHER ACCOUNTS
                        -------------------------  -------------------------   --------------------------
                        NUMBER OF   TOTAL ASSETS   NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------
John C. McCraw              3         $   84.5         0           $   0          14          $   684.1
                            0         $      0         0           $   0           2*         $    87.1
Robert S. Marren            3         $   84.5         0           $   0          14          $   684.1
                            0         $      0         0           $   0           2*         $    87.1
K. Mathew Axline, CFA       3         $   84.5         0           $   0          14          $   684.1
                            0         $      0         0           $   0           2*         $    87.1



* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Like other investment professionals with multiple clients, a portfolio manager may face certain potential conflicts of interest in connection with managing both the Global Public Equity Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AGI Capital believes are faced by investment professionals at most major financial firms.

AGI Capital has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

     o The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AGI Capital considers the purchase or sale of a security to be in the best interest of a fund and other accounts, AGI Capital's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating the securities purchased or sold, for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AGI Capital considers many factors when allocating securities among accounts, including the account's investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AGI Capital attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. "Cross trades," in which one AGI Capital account sells a particular security to another account (potentially saving transaction costs for both accounts) may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AGI Capital may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AGI Capital has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AGI Capital maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund's portfolio manager(s) may be able to select or influence the selection of the brokers/dealers that are used to execute securities transactions for that fund. In addition to executing trades, some brokers and dealers provide AGI Capital with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AGI Capital has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund.

A fund's portfolio manager(s) may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a fund and other accounts. In addition, a fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AGI Capital's investment personnel, including each fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AGI Capital's Code of Ethics, which contains provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Global Public Equity Fund. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of AGI Capital will not interfere with: (i) making decisions in the best interest of advisory clients (including the Global Public Equity Fund); or (ii) implementing such decisions while at the same time allowing employees to invest for their own accounts.

ALPHASIMPLEX GROUP, LLC

While the Board of Trustees of the Fund and the Fund's sole initial shareholder have approved the appointment of AlphaSimplex Group, LLC ("AlphaSimplex") as a sub-adviser to the Fund and the investment sub-advisory agreement with AlphaSimplex, as of the date of this prospectus no assets of the Fund have been allocated to AlphaSimplex. The Adviser, on any future date as is agreed between the Adviser and AlphaSimplex and without any further action being taken by shareholders, may allocate Fund assets to AlphaSimplex in accordance with the terms of the investment sub-advisory agreement with AlphaSimplex.

COMPENSATION. AlphaSimplex will receive a fee based on the assets under management of the Public Alternatives Fund as set forth in the Investment Sub-Advisory Agreement between AlphaSimplex and the Adviser.

All AlphaSimplex investment professionals, including portfolio managers, may receive compensation in three ways: salary, year-end bonuses and supplemental bonuses. The bonus amounts are decided by the AlphaSimplex Compensation Committee. As a retention tool, AlphaSimplex has implemented a three-year deferral of 30% of bonus amounts for senior professionals.

OTHER ACCOUNTS. The portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of June 30, 2012.



                        REGISTERED INVESTMENT           OTHER POOLED
                              COMPANIES              INVESTMENT VEHICLES           OTHER ACCOUNTS
                        -------------------------  -------------------------   --------------------------
                        NUMBER OF   TOTAL ASSETS   NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------
Andrew W. Lo, Ph.D.        5          $ 2,590          4          $  406           4          $   667**
                           0          $     0          2*         $  188           0          $     0
Jeremiah H. Chafkin        5          $ 2,590          4          $  406           4          $   667**
                           0          $     0          2*         $  188           0          $     0
Philippe P. Ludi, Ph.D.    1          $   305          2          $  188           0          $     0
                           0          $     0          2*         $  188           0          $     0
Robert W. Sinnott          0          $     0          0          $    0           0          $     0
                           0          $     0          0          $    0           0          $     0



* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

** Includes notional value.

CONFLICTS OF INTEREST. AlphaSimplex manages other accounts using investment strategies that may or may not be similar to that of the Public Alternatives Fund. A conflict of interest may exist in connection with AlphaSimplex's management of the Public Alternatives Fund, on the one hand, and AlphaSimplex's management of other accounts, on the other hand. AlphaSimplex makes investment decisions for each account based on the client's investment objectives, policies, practices, cash flows and other relevant investment considerations. Consequently, AlphaSimplex may purchase or sell securities or other instruments for one account and not for another account, and the performance of securities or other instruments purchased for one account may vary from the performance of securities or other instruments purchased for other accounts. Another conflict of interest may arise because accounts other than the Public Alternatives Fund may have fee structures, such as performance-based fees, that differ from those of the Public Alternatives Fund. In addition, a potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Public Alternatives Fund. Because of their roles in managing the Public Alternatives Fund, AlphaSimplex's portfolio managers know the size, timing and possible market impact of Public Alternatives Fund trades and this information could in theory be used to the detriment of the Public Alternatives Fund. AlphaSimplex has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and to address conflicts of interest relating to the management of multiple accounts. Finally, AlphaSimplex has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. The implementation of these procedures is monitored by AlphaSimplex's Chief Compliance Officer.

AQR CAPITAL MANAGEMENT, LLC

While the Board of Trustees of the Fund and the Fund's sole initial shareholder have approved the appointment of AQR Capital Management, LLC ("AQR") as a sub-adviser to the Fund and the investment sub-advisory agreement between the Adviser, the Trust and AQR, as of the date of this prospectus no assets of the Fund have been allocated to AQR. The Adviser, on any future date as is agreed between the Adviser and AQR and without any further action being taken by shareholders, may allocate Fund assets to AQR in accordance with the terms of the investment sub-advisory agreement between the Adviser, the Trust and AQR. Until such time, AQR will not have any responsibilities with respect to the management of Fund assets, nor any obligations to the Fund or the Trust.

AQR is a Delaware limited liability company formed in 1998 and is located at Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830. AQR is a wholly owned subsidiary of AQR Capital Management Holdings, LLC ("Holdings"), which has no activities other than holding the interest of AQR. Holdings is majority owned by AQR's principals and Clifford S. Asness, Ph.D. may be deemed to control AQR indirectly through his significant ownership in Holdings.

COMPENSATION. AQR will receive a fee based on the assets under management of the Public Alternatives Fund as set forth in the Investment Sub-Advisory Agreement between AQR and the Adviser.

COMPENSATION FOR PORTFOLIO MANAGERS THAT ARE PRINCIPALS:

The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the revenues generated by AQR. Distributions to each portfolio manager are based on cumulative research, leadership and other contributions to AQR. Revenue distributions are also a function of assets under management and performance of the funds managed by AQR. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues.

OTHER ACCOUNTS. The portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of July 31, 2012.



                        REGISTERED INVESTMENT           OTHER POOLED
                              COMPANIES              INVESTMENT VEHICLES           OTHER ACCOUNTS
                        -------------------------  -------------------------   --------------------------
                        NUMBER OF   TOTAL ASSETS   NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGER+      ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------
Brian Hurst                 8        $ 8,516.86        41       $  17,350.99       24        $ 6,334.67
                            0        $        0        12*      $   3,645.85        2*       $   708.53
Yao Hua Ooi                 8        $ 8,516.86        23       $  11,659.34        1        $    55.67
                            0        $        0         3*      $     521.86        0        $        0
Michael Mendelson           2        $ 5,351.81        23       $  11,263.92        0        $        0
                            0        $        0         4*      $     621.76        0        $        0



* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

+ AQR utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above is jointly responsible for the management of a portion of the accounts listed in each category.

CONFLICTS OF INTEREST. Each of the portfolio managers is also responsible for managing other accounts including other accounts of AQR or its affiliates, such as separately managed accounts for foundations, endowments, pension plans and high net-worth families. Other accounts may also include accounts managed by the portfolio managers in a personal or other capacity and may include registered investment companies and unregistered investment companies relying on either
Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as "hedge funds"). Management of other accounts in addition to the Public Alternatives Fund can present certain conflicts of interest.

From time to time, upon the allocation of Fund assets to AQR, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Public Alternatives Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Public Alternatives Fund, or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Public Alternatives Fund. Because of their positions with the Public Alternatives Fund, the portfolio managers will know the size, timing and possible market impact of the Public Alternatives Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Public Alternatives Fund. A potential conflict of interest may arise as a result of a portfolio manager's management of a number of accounts with similar investment guidelines. Often, an investment opportunity may be suitable for both the Public Alternatives Fund and other accounts managed by AQR, but may not be available in sufficient quantities for both the Public Alternatives Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Public Alternatives Fund and another account. Whenever decisions are made to buy or sell securities by the Public Alternatives Fund and one or more of the other accounts simultaneously, AQR or a portfolio manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances when the Public Alternatives Fund will not participate in a transaction that is allocated among other accounts or that may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Public Alternatives Fund from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Public Alternatives Fund.

AQR and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) to seek to address potential conflicts that may arise in connection with the management of the Public Alternatives Fund, separately managed accounts and other accounts.

BLACKROCK FINANCIAL MANAGEMENT, LLC

PORTFOLIO MANAGER COMPENSATION OVERVIEW

BlackRock Financial Management, LLC's ("BlackRock"), a wholly owned indirect subsidiary of BlackRock, Inc., financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their position with the firm.

DISCRETIONARY INCENTIVE COMPENSATION.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Real Assets Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock's Chief Investment Officers make a subjective determination with respect to each portfolio manager's compensation based on the performance of the Real Assets Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Real Assets Fund and other accounts are:



-----------------------------------------------------------------------------------------------
PORTFOLIO MANAGER     BENCHMARK
-----------------------------------------------------------------------------------------------
                      A combination of market-based indices (e.g., Barclays Capital U.S.
Brian Weinstein       Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
-----------------------------------------------------------------------------------------------
Martin Hegarty        A combination of market-based indices (e.g., Barclays Capital US TIPS
                      Index), certain customized indices and certain fund industry peer groups.
-----------------------------------------------------------------------------------------------



DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units, which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

     LONG-TERM INCENTIVE PLAN AWARDS -- From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Weinstein has received long-term incentive awards.

     DEFERRED COMPENSATION PROGRAM -- A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm's investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

OTHER COMPENSATION BENEFITS. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

     INCENTIVE SAVINGS PLANS -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan ("RSP") and the BlackRock Employee Stock Purchase Plan ("ESPP"). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Hegarty and Weinstein are each eligible to participate in these plans.

OTHER ACCOUNTS. In addition to the Real Assets Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of July 31, 2012.



                        REGISTERED INVESTMENT           OTHER POOLED
                              COMPANIES              INVESTMENT VEHICLES           OTHER ACCOUNTS
                        -------------------------  -------------------------   --------------------------
                        NUMBER OF                  NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS   TOTAL ASSETS    ACCOUNTS     (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------
Brian Weinstein            13         $ 10,610         22         $  7,410        178         $ 76,900
                            0         $      0          0         $      0         10*        $  2,200
Martin Hegarty              9         $ $9,420          2         $320,900         33         $ 16,260
                            0         $      0          0         $      0          0         $      0



* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Real Assets Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Real Assets Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Real Assets Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Real Assets Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Weinstein and Hegarty may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Hegarty and Weinstein may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

          As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

CLARIVEST ASSET MANAGEMENT LLC

COMPENSATION. ClariVest Asset Management LLC ("ClariVest") receives a fee based on the assets under management of the Public Alternatives Fund as set forth in the Investment Sub-Advisory Agreement between ClariVest and the Adviser.

Compensation paid by ClariVest to its portfolio managers has three primary components: (1) a base salary, (2) a discretionary bonus, and (3) for those employees with equity in the firm, distributions from ClariVest. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all ClariVest employees. The intent of this compensation plan is to achieve a market competitive structure with a high degree of variable compensation through participation in a bonus pool and equity distributions.

ClariVest seeks to compensate portfolio managers in a manner commensurate with their responsibilities, contributions and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses, and distributions are also influenced by the operating performance of ClariVest.

Bonuses are based on a variety of factors, including overall profitability of the firm as well as individual contribution to the firm. Bonuses are not simply tied to individual product performance. ClariVest believes that payment of bonuses based on short-term performance is counterproductive to the environment at ClariVest. All members of the investment team are expected to actively participate in ongoing research, some of which may not primarily benefit the product on which they are the named portfolio manager. Bonuses based on short-term individual performance would not incentivize investment team members to do so. The firm's overall annual cash bonus pool is typically based on a fixed percentage of pre-bonus operating income.

ClariVest believes that equity ownership in the firm (or the potential for such) is a tool for both attracting and retaining employees. Currently, one of the portfolio managers for the Public Alternatives Fund is an equity owner in the firm.

OTHER ACCOUNTS. In addition to the Public Alternatives Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of July 31, 2012.



                        REGISTERED INVESTMENT           OTHER POOLED
                              COMPANIES              INVESTMENT VEHICLES           OTHER ACCOUNTS
                        -------------------------  -------------------------   --------------------------
                        NUMBER OF   TOTAL ASSETS   NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------
Todd Wolter, CFA           3          $   198          2           $  28.1        10           $ 648
                           0          $     0          1*          $  3.25         0           $   0
Michael Waterman, CFA      3          $   198          2           $  28.1         9           $ 647
                           0          $     0          1*          $  3.25         0           $   0



* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Because portfolio managers may manage multiple accounts for multiple clients, conflicts of interest may arise in connection with a portfolio manager's management of the Public Alternatives Fund's investments, on the one hand, and the investments of other accounts or vehicles on the other hand. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Public Alternatives Fund and the other accounts or vehicles he manages. In addition, due to differences in the investment strategies or restrictions between the Public Alternatives Fund and the other accounts or vehicles, a portfolio manager may take action with respect to another account or vehicle that differs from the action taken with respect to the Public Alternatives Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account or otherwise provide more revenue to the investment adviser. While these factors may create conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons.

CORNERSTONE ADVISORS, INC.

COMPENSATION. Portfolio managers are compensated via base salary and bonus. The cash bonus incentive is currently a company-wide bonus opportunity tied to firm revenues and allocated as a percentage of annual base salary

OTHER ACCOUNTS. In addition to the Global Public Equity, Income Opportunities, Public Alternatives and Real Assets Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of June 30, 2012.



                        REGISTERED INVESTMENT           OTHER POOLED
                              COMPANIES              INVESTMENT VEHICLES           OTHER ACCOUNTS
                        -------------------------  -------------------------   --------------------------
                        NUMBER OF                 NUMBER OF                   NUMBER OF
PORTFOLIO MANAGER       ACCOUNTS   TOTAL ASSETS   ACCOUNTS    TOTAL ASSETS   ACCOUNTS     TOTAL ASSETS
---------------------------------------------------------------------------------------------------------
Paul W. Pedalino, CFA      0           $   0           4         $ 215,110        620       $ 1,045,272
                           0           $   0           0         $       0          0       $         0
Michael G. Hughes,         0           $   0          16**       $ 430,973       1180**     $ 2,010,084
CFA, CAIA                  0           $   0           0         $       0          0       $         0



* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

** Chief Investment Officer, Mike Hughes, is responsible for total firm asset strategies/accounts. Paul Pedalino is responsible for Global Public Equities and Real Assets.

CONFLICTS OF INTEREST. Cornerstone's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Cornerstone does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Cornerstone believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Cornerstone's portfolio managers' day-to-day management of the Funds. Because of their positions with the Funds, the portfolio managers may know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Funds. However, Cornerstone has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

CRAMER ROSENTHAL MCGLYNN LLC

COMPENSATION. Cramer Rosenthal McGlynn LLC ("CRM") receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between CRM and the Adviser.

CRM's portfolio managers are generally responsible for multiple accounts with similar investment strategies. For example, the managers of CRM's mid cap value investment strategy are responsible for investment decisions for registered investment companies and separately-managed institutional accounts that pursue a mid cap value investment strategy. Portfolio managers are compensated on portfolio management of the aggregate group of similar accounts rather than for a specific account.

The compensation package for portfolio managers consists of several components: base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to CRM's success. The annual incentive plan provides cash bonuses dependent on portfolio performance and individual contributions. The most significant portion of the bonus is determined based on the aggregate portfolio pre-tax performance results over one, two and three year periods relative to peer groups and benchmarks, and the remaining portion is based on certain qualitative factors discussed below.

For purposes of determining a portfolio manager's bonus, the appropriate strategy benchmark is used. The benchmark used to determine the bonuses of the portfolio managers of the Mid Cap Value Fund is the Russell Midcap Value Index. Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual's bonus is based upon relative performance of his or her assigned portfolios compared to a peer group and benchmark and is generally geared to rewarding top quartile performance on a trailing three-year basis. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

OTHER ACCOUNTS. In addition to the Global Public Equity Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of March 31, 2012.



                        REGISTERED INVESTMENT           OTHER POOLED
                              COMPANIES              INVESTMENT VEHICLES           OTHER ACCOUNTS
                        -------------------------  -------------------------   --------------------------
                        NUMBER OF   TOTAL ASSETS   NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------
Robert Rewey III           10        $ 5,437.6         10        $  625.7          16        $  7621.1
                            0        $       0          0        $      0           7*       $   225.8
Jay Abramson               10        $ 5,437.6         10        $  625.7          16        $  7621.1
                            0        $       0          0        $      0           7*       $   225.8
Thad Pollock                0        $       0          0        $      0           0        $       0
                            0        $       0          0        $      0           0        $       0



* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. CRM has established written policies and procedures relating to trade allocation and aggregation, which provide for equitable treatment of all clients when aggregating or "bunching" orders and allocating trades among client accounts, including across the long only and long/short products. According to these policies, allocations must never be based on account performance or on performance -based versus assets managed-based fees. A pre-trade allocation sheet is also developed. In instances where a manager for a long/short product decides to sell short a security that may be held in a long product and recognizing that such a situation could appear to be a conflict, CRM will take the following steps: (i) when a long/short manager submits a transaction to the trading desk in a security that is held in a long account, trading personnel shall immediately notify such manager that the security is held on behalf of client accounts; and (ii) the manager for long/short will communicate directly with the manager for the product(s) holding stock such that the long manager is aware of the action and that an investment basis exists that explains the divergence in the stock selection (e.g., time horizon).

DRIEHAUS CAPITAL MANAGEMENT LLC

COMPENSATION. Driehaus Capital Management LLC ("Driehaus") receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between Driehaus and the Adviser.

Each portfolio manager and assistant portfolio manager is paid a fixed salary plus a bonus. They each receive bonuses that are based on a percentage of management fees paid by the accounts managed. In addition, if the performance of certain accounts exceeds certain percentile benchmarks when compared to peer groups (using Lipper rankings), they each earn a specified additional percentage of the management fees paid by the accounts. They also each receive a bonus based on a percentage of any performance-based fees paid by the accounts, if applicable. Messrs. Cleaver and Carpenter also receive a bonus based on a percentage of their salary, which has both subjective and objective components.

If Driehaus declares a profit sharing plan contribution, the portfolio managers and assistant portfolio managers also would receive such contribution. Each portfolio manager and assistant portfolio manager is eligible to participate in an equity purchase plan available to certain key employees of Driehaus. Messrs. Schwab, Cleaver and Mouser are also eligible to participate in a deferred compensation plan.

OTHER ACCOUNTS. In addition to the Global Public Equity Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of July 31, 2012.



                        REGISTERED INVESTMENT           OTHER POOLED
                              COMPANIES              INVESTMENT VEHICLES           OTHER ACCOUNTS
                        -------------------------  -------------------------   --------------------------
                        NUMBER OF   TOTAL ASSETS   NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------
Howard Schwab               3        $  1,116          0           $      0         9         $  512.8
                            0        $      0          0           $      0         3*        $  242.5
Chad Cleaver, CFA           2        $  896.1          0           $      0         3         $  140.7
                            0        $      0          0           $      0         2*        $   82.9
David Mouser                1        $  220.3          0           $      0         6         $  372.1
                            0        $      0          0           $      0         1*        $  159.6
Ryan Carpenter              1        $  220.3          1           $   47.5         8         $  406.1
                            0        $      0          0           $      0         2*        $  177.6



* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. As shown in the table above, the portfolio managers may manage the assets of more than one registered investment company, other pooled investment vehicles and/or other accounts (collectively, the "Accounts") for Driehaus. Both clients and affiliated persons of Driehaus, including the portfolio managers, may own interests in these Accounts. The same or related securities may be appropriate and desirable investments for both the Global Public Equity Fund and the Accounts (including another fund) and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by the Accounts in securities held by the Global Public Equity Fund or that the Global Public Equity Fund is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that the Global Public Equity Fund pays for those securities or can realize upon sale, or on the ability of Driehaus to buy or sell the desired amount of such securities for the Global Public Equity Fund at favorable prices. This is particularly true when the Accounts' transactions occur at a point in time close to when trades in the same or related securities are effected for the Global Public Equity Fund. This presents a conflict between the interests of the Global Public Equity Fund and the interests of the Accounts as well as the affiliates of Driehaus who invest in the Accounts.

Conflicts also may arise between the interests of the Global Public Equity Fund and the interests of Driehaus and its affiliates, including the portfolio managers. These conflicts can occur as one or more of the Accounts pay advisory fees to Driehaus, including performance-based compensation, at a higher rate than the rate of fees paid by the Global Public Equity Fund. In addition, Driehaus's affiliates, including the Global Public Equity Fund's portfolio managers, may personally own interests in the Accounts or have other financial incentives (including that a portfolio manager's compensation is based, in part, on assets under management). For example, portfolio managers could favor an Account over the Global Public Equity Fund when dividing their time and attention between them or when presented with limited investment opportunities that would be desirable and suitable for both the Global Public Equity Fund and the Accounts or when making trading decisions.

Driehaus, through trade allocation and other policies and procedures, seeks to manage these conflicts of interest to reduce any adverse effects on either the Global Public Equity Fund or the Accounts. These policies and procedures include requirements that transactions by the Global Public Equity Fund and the Accounts in the same securities that occur on the same day are average priced when feasible and allocated on a fair and equitable basis. In addition, Driehaus conducts periodic reviews of transactions in and holdings of the same or related securities by the Global Public Equity Fund and the Accounts for compliance with Driehaus's policies and procedures.

FAIRPOINTE CAPITAL LLC

COMPENSATION. Fairpointe Capital LLC ("Fairpointe") receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between Fairpointe and the Adviser.

Ms. Zerhusen, Ms. Lorden and Ms. Pierson are principals in the business of Fairpointe. Each receives a base salary and participates in the profits of Fairpointe. The majority of their compensation is tied to the success of Fairpointe.

OTHER ACCOUNTS. In addition to the Global Public Equity Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of April 30, 2012.



                        REGISTERED INVESTMENT           OTHER POOLED
                              COMPANIES              INVESTMENT VEHICLES           OTHER ACCOUNTS
                        -------------------------  -------------------------   --------------------------
                        NUMBER OF   TOTAL ASSETS   NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------
Thyra Zerhusen             2          $  3,370         0           $    0         10           $  291
Marie Lorden               2          $  3,370         0           $    0         10           $  291
Mary Pierson               2          $  3,370         0           $    0         10           $  291



None of the accounts listed above is subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. The portfolio managers manage multiple accounts, including the Global Public Equity Fund. The portfolio managers make investment decisions for each account based on the investment objectives, polices and other relevant investment consideration that the portfolio managers believe are applicable to each account. Such actions may be taken for one account and not another and may result in varying holding and performance among clients. Fairpointe has adopted policies and procedures designed to prevent conflicts among multiple accounts, although there can be no assurance that such policies and procedures will adequately address such conflicts.

HARRIS ASSOCIATES L.P.

Each of the portfolio managers of the Global Public Equity Fund are compensated solely by Harris Associates L.P. ("Harris"). Compensation for each of the portfolio managers is based on Harris' assessment of the individual's long-term contribution to the investment success of Harris and is structured as follows:

     1) Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

     2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Harris domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

     3) Participation in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of Harris' domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers' compensation is not based solely on an evaluation of performance or the amount of assets under management. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Barclays Capital (60% S&P 500 and 40% Barclays Capital Bond Index), Morgan Stanley Capital International ("MSCI") World Index, MCSI World ex-U.S. Index and Harris' approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since inception or since a portfolio manager has been managing the assets, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his or her compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process and an assessment of the quality of analytical work. In addition, an individual's other contributions to Harris, such as a role in investment through leadership and management of the firm, are taken into account in the overall compensation process.

OTHER ACCOUNTS. In addition to the Global Public Equity Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of May 31, 2012.



                        REGISTERED INVESTMENT           OTHER POOLED
                              COMPANIES              INVESTMENT VEHICLES           OTHER ACCOUNTS
                        -------------------------  -------------------------   --------------------------
                        NUMBER OF   TOTAL ASSETS   NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------
David Herro                9          $ 13,240         14         $ 3,490          26         $  5,250
William Nygren             4          $  9,190          0         $     0           0         $      0



None of the accounts listed above is subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Global Public Equity Fund and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Global Public Equity Fund, based on each account's specific investment objectives, guidelines, restrictions and circumstances. It is Harris' policy to allocate investment opportunities to each account, including the Global Public Equity Fund, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in an aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Global Public Equity Fund, will generally participate on a pro rata basis. Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

KAYNE ANDERSON CAPITAL ADVISORS, L.P.

COMPENSATION. Kayne Anderson Capital Advisors, L.P. ("KACALP") receives a fee based on the assets under management of the Real Assets Fund as set forth in the Investment Sub-Advisory Agreement between KACALP and the Adviser.

The portfolio manager and general partner (KACALP) split management fees and performance fees after expenses, including analyst salaries, allocated overhead and commissions.

OTHER ACCOUNTS. In addition to the Real Assets Fund, the portfolio manager is responsible for the day-today management of certain other accounts, as listed below. The information below is provided as of June 30, 2012.



                        REGISTERED INVESTMENT             OTHER POOLED
                             COMPANIES(1)              INVESTMENT VEHICLES         OTHER ACCOUNTS(2)
                        -------------------------  -------------------------   --------------------------
                        NUMBER OF   TOTAL ASSETS   NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------
John (J.C.) Frey            4         $ 6,545           9         $  2,238         12         $  1,325
                            0         $     0           9(3)      $  2,238          4(3)      $    897



(1) Includes four closed-end funds managed by KA Fund Advisors, LLC, an affiliated registered investment adviser of KACALP.
(2) Include two accounts managed by KA Fund Advisors, LLC, an affiliated registered investment adviser of KACALP.
(3) Accounts that are subject to a performance-based advisory fee and the assets of the accounts subject to such fee.

CONFLICTS OF INTEREST. The results of the investment activities of the Real Assets Fund may differ significantly from the results achieved by KACALP for other client accounts. KACALP will manage the assets of a client in accordance with the investment mandate of the applicable fund or as selected by such client. However, because of differing guidelines, risk profiles, timing issues and other possible considerations, KACALP may give advice, and take action, with respect to a client account, that may differ from the advice KACALP may give to, or an investment action KACALP may take on behalf of, another client account. KACALP generally receives a performance-based or incentive fee or allocation in its pooled vehicles and separate accounts. All such arrangements conform to
Section 205(a)(1) of the Investment Advisers Act of 1940. In measuring clients' assets for the calculation of performance-based fees, in KACALP's redeemable funds (funds where capital contributions and withdrawals are permitted at stated intervals at then-current net asset values), KACALP includes realized and unrealized capital gains and losses. KACALP's redeemable fund fee arrangements may create an incentive to favor higher potential fee paying accounts over other accounts in the allocation of investment opportunities. Similarly, KACALP or its affiliates or employees may have a significant proprietary investment in a fund or account, and KACALP may have an incentive to favor such fund or account to the detriment of other funds or accounts. KACALP's procedures are designed to ensure that all investment decisions are made without consideration of KACALP's (or its affiliates' or employees') pecuniary interest but, instead, in accordance with KACALP's fiduciary duties to its clients.

LSV ASSET MANAGEMENT

COMPENSATION. LSV Asset Management ("LSV") receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between LSV and the Adviser.

LSV compensates the portfolio managers for their management of the Global Public Equity Fund. The portfolio managers' compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment group.

OTHER ACCOUNTS. In addition to the Global Public Equity Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of April 30, 2012.



                        REGISTERED INVESTMENT           OTHER POOLED
                              COMPANIES              INVESTMENT VEHICLES           OTHER ACCOUNTS
                        -------------------------  -------------------------   --------------------------
                        NUMBER OF   TOTAL ASSETS   NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------
Josef Lakonishok           29         $  7,216         47         $  9,826        429         $  46,363
                            0         $      0          3*        $    154         29*        $   6,423
Menno Vermeulen, CFA       29         $  7,216         47         $  9,826        429         $  46,363
                            0         $      0          3*        $    154         29*        $   6,423
Puneet Mansharamani, CFA   29         $  7,216         47         $  9,826        429         $  46,363
                            0         $      0          3*        $    154         29*        $   6,423



* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. LSV's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Global Public Equity Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Global Public Equity Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Global Public Equity Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Global Public Equity Fund. In addition, it is also possible that a potential conflict of interest may arise because a portfolio manager manages an account with a performance-based management fee in addition to the Global Public Equity Fund and other accounts without a performance-based fee, and accounts in which employees may be invested. However, LSV has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

MARSICO CAPITAL MANAGEMENT, LLC

COMPENSATION. Marsico Capital Management, LLC ("Marsico") receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between Marsico and the Adviser.

The compensation package for portfolio managers of Marsico is structured as a combination of base salary (reevaluated at least annually) and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico's profitability. Bonuses are typically based on two other primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico's portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico employees. Marsico's portfolio managers also may be offered the opportunity to acquire equity interests in the firm's parent company.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (E.G., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager's performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico evaluates a portfolio manager's performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager's leadership within Marsico's investment management team, contributions to Marsico's overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

OTHER ACCOUNTS. In addition to the Global Public Equity Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of April 30, 2012.



                        REGISTERED INVESTMENT           OTHER POOLED
                              COMPANIES              INVESTMENT VEHICLES           OTHER ACCOUNTS
                        -------------------------  -------------------------   --------------------------
                        NUMBER OF   TOTAL ASSETS   NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------
Thomas F. Marsico          29        $  16,972         16         $  2,386         96*         $ 9,245
James G. Gendelman         19        $   5,222          7         $    749         14          $ 1,067



* 1 of the accounts is a wrap fee platform, which includes approximately 3,483 underlying clients for total assets (in millions) of approximately $1,064 and 3 of the accounts represent model portfolios for total assets (in millions) of approximately $2,043.

None of the accounts listed above is subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds) and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts. Marsico's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

PARAMETRIC PORTFOLIO ASSOCIATES LLC

COMPENSATION. Parametric Portfolio Associates LLC ("Parametric") receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between Parametric and the Adviser.

EMPLOYEE COMPENSATION. Compensation of Parametric's portfolio managers and other investment professionals has three primary components: (i) a base salary;
(ii) an annual cash bonus; and (iii) annual stock-based compensation consisting of options to purchase shares of Parametric's parent company, Eaton Vance Corporation's ("EV") nonvoting common stock, restricted stock in EV and profit units that participate in the earnings and equity growth of Parametric. Parametric's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric's investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after Parametric's October 31 fiscal year end.

METHOD TO DETERMINE EMPLOYEE COMPENSATION. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance and remain competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EV. Cash bonuses are determined based on a target percentage of Parametric profits. While the base salaries of Parametric's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year based on changes in financial performance and other factors.

OTHER ACCOUNTS. In addition to the Global Public Equity Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of June 30, 2012.



                        REGISTERED INVESTMENT           OTHER POOLED
                              COMPANIES              INVESTMENT VEHICLES           OTHER ACCOUNTS
                        -------------------------  -------------------------   --------------------------
                        NUMBER OF   TOTAL ASSETS   NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------
Thomas Seto                23        $  13,711         2         $  1,247        13,305      $  28,668
                            0        $       0         0         $      0             2*     $     992
David Stein, Ph.D.         23        $  13,711         2         $  1,247        13,305      $  28,668
                            0        $       0         0         $      0             2*     $     992



* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Parametric's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Global Public Equity Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include other investment company accounts and separately managed accounts. The other accounts might have similar investment objectives as the Global Public Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Global Public Equity Fund. While the portfolio managers' management of other accounts may give rise to potential conflicts of interest, Parametric does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Parametric believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

PHOCAS FINANCIAL CORPORATION

COMPENSATION. Phocas Financial Corporation ("Phocas") receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between Phocas and the Adviser.

The portfolio managers are paid equal base salaries and equal portions of Phocas' net profits after bonuses are paid to staff who are not principals of Phocas.

OTHER ACCOUNTS. In addition to the Global Public Equity Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of May 31, 2012.



                        REGISTERED INVESTMENT           OTHER POOLED
                              COMPANIES              INVESTMENT VEHICLES           OTHER ACCOUNTS
                        -------------------------  -------------------------   --------------------------
                        NUMBER OF   TOTAL ASSETS   NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------
William Schaff             5         $  522.8          0           $   0          29          $  530.2
Stephen Block              4         $  518.4          0           $   0         184          $  492.8



None of the accounts listed above is subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Phocas has no affiliates and does not manage any hedge funds or other products whose strategies may create conflicts of interest.

STEELPATH CAPITAL MANAGEMENT, LLC

COMPENSATION. SteelPath Capital Management, LLC ("SteelPath") receives a fee based on the assets under management of the Income Opportunities Fund as set forth in the Investment Sub-Advisory Agreement between SteelPath and the Adviser.

All investment professionals at SteelPath receive competitive base salaries commensurate with their experience and roles. In addition, they receive discretionary bonuses that are determined based on a number of factors including investment performance, firm profitability and performance of duties. The firm's partnership structure helps to attract and retain superior individuals.

OTHER ACCOUNTS. In addition to the Income Opportunities Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of March 31, 2012.

                        REGISTERED INVESTMENT           OTHER POOLED
                              COMPANIES              INVESTMENT VEHICLES           OTHER ACCOUNTS
                        -------------------------  -------------------------   --------------------------
                        NUMBER OF   TOTAL ASSETS   NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------
Gabriel Hammond           5          $  2,155          2           $  127         128          $  317
Stuart Cartner            5          $  2,155          2           $  127         128          $  317
Brian Watson              5          $  2,155          2           $  127         128          $  317



None of the accounts listed above is subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The portfolio managers may manage other accounts with investment strategies similar to the Income Opportunities Fund, including other pooled investment vehicles and separately managed accounts. Fees earned by SteelPath may vary among these accounts, and the portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because portfolio managers have potential incentives to favor certain accounts over others (including the Income Opportunities Fund), which could result in other accounts outperforming the Income Opportunities Fund.

A conflict may also exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Income Opportunities Fund is not able to take full advantage of that opportunity because of the need to allocate that opportunity among multiple accounts. If a limited opportunity is appropriate for all of the funds, SteelPath will allocate the opportunity among the funds based on the average assets in each class of shares. In addition, the portfolio managers may execute transactions for another account that may adversely affect the value of securities held by the Income Opportunities Fund. However, SteelPath believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion and that SteelPath has a policy that seeks to allocate opportunities on a fair and equitable basis.

SteelPath and the portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Income Opportunities Fund has no interest, and thus may have certain additional conflicts of interest. In addition, SteelPath may act as the investment advisor to accounts pursuing a range of traditional and alternative investment strategies. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not others, and securities that are being sold for some accounts may be purchased for others. Factors that could lead to differences in trading decisions for various investment strategies include, among others, in the case of conflicting positions: differing portfolio manager analyses, different investment horizons, implementation of a particular hedging strategy and differing desired market exposures. When making allocations, portfolio managers may also consider a number of factors, such as cash flow situations, tax considerations, different investment horizons and different investment strategies. All portfolio managers are aware that trades may not be made in one client account for the purpose of benefiting another client account. Investment decisions must be made only on the basis of the investment considerations relevant to the particular account for which a trade is being made.

SteelPath has adopted a Code of Ethics, among other policies and procedures, that seek to ensure that clients' accounts are not harmed by potential conflicts of interests. SteelPath also has procedures to assure that fair and appropriate allocation of investments purchased and sold is made among all clients.

TCW INVESTMENT MANAGEMENT COMPANY

COMPENSATION. TCW Investment Management Company ("TIMCO") receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between TIMCO and the Adviser.

At TIMCO, the overall objective of the compensation program for portfolio managers is for TIMCO to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components, which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and TIMCO and its affiliates within TIMCO's immediate parent, The TCW Group, Inc ("TCW"). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation ("profit sharing"), bonus and equity incentive participation in TCW and/or TCW's ultimate parent, Societe Generale ("equity incentives"). Profit sharing and equity incentives generally represent most of the portfolio managers' compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

OTHER ACCOUNTS. In addition to the Global Public Equity Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of July 31, 2012.



                        REGISTERED INVESTMENT           OTHER POOLED
                              COMPANIES              INVESTMENT VEHICLES           OTHER ACCOUNTS
                        -------------------------  -------------------------   --------------------------
                        NUMBER OF   TOTAL ASSETS   NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------
Husam H. Nazer             6         $  1,291           5         $  384           21          $  1,052
                           0         $      0           0         $    0            1*         $    255



* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Global Public Equity Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TIMCO has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing percentage than the portfolio manager's fee sharing percentage with respect to the Global Public Equity Fund. TIMCO has adopted policies and procedures reasonably designed to address these types of conflicts and TIMCO believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Global Public Equity Fund.

THORNBURG INVESTMENT MANAGEMENT INC

COMPENSATION. Thornburg Investment Management Inc ("Thornburg") receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between Thornburg and the Adviser.

Thornburg compensates the portfolio managers for their management of the Global Public Equity Fund. The compensation for each portfolio manager includes an annual salary, annual bonus and company-wide profit sharing. The portfolio managers also own equity shares in Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the Global Public Equity Fund; multiple year historical total return of accounts managed by the portfolio manager, including the Global Public Equity Fund, relative to market performance and similar investment companies; single year historical total return of accounts managed by the portfolio manager, including the Global Public Equity Fund, relative to market performance and similar investment companies; and the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager's compensation with respect to the Global Public Equity Fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

OTHER ACCOUNTS. In addition to the Global Public Equity Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of March 31, 2012.



                        REGISTERED INVESTMENT           OTHER POOLED
                              COMPANIES              INVESTMENT VEHICLES           OTHER ACCOUNTS
                        -------------------------  -------------------------   --------------------------
                        NUMBER OF   TOTAL ASSETS   NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------
Brian J. McMahon           2         $  11,199          4          $  556          4          $  526
                           0         $       0          2*         $  493          0          $    0
W. Vinson Walden, CFA      2         $     593          4          $  556          4          $  526
                           0         $       0          2*         $  493          0          $    0



* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of the Global Public Equity Fund's investments and the portfolio manager's management of other accounts. These conflicts could include: (i) allocating a favorable investment opportunity to one account but not another;
(ii) directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace; (iii) giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another; and (iv) obtaining services from brokers conducting trades for one account, which are used to benefit another account. Thornburg has considered the likelihood that any material conflicts of interest could arise between a portfolio manager's management of the Global Public Equity Fund's investments and the portfolio manager's management of other accounts. Thornburg has not identified any such conflicts that may arise and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

TURNER INVESTMENTS, L.P.

COMPENSATION. Turner Investments, L.P. ("Turner") receives a fee based on the assets under management of the Global Public Equity and Public Alternatives Funds as set forth in the Investment Sub-Advisory Agreement between Turner and the Adviser.

Turner's compensation program is designed to promote excellence, accountability and teamwork. Portfolio managers are compensated for superior investment results, not the level of assets in a strategy. The analyst role is compensated based upon the performance of individual stocks recommendations, within an industry specialty, that make it into a portfolio. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual's level of experience. Finally, all of Turner's investment professionals are principals of the firm and, as such, have a long-term vested interest in the success of all its investment strategies. Each employee has the opportunity to become an equity owner, which Turner believes is a key factor in promoting accountability and in attracting and retaining top-tier professionals within all areas of the firm.

OTHER ACCOUNTS. In addition to the Global Public Equity and Public Alternatives Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of June 30, 2012.

                        REGISTERED INVESTMENT           OTHER POOLED
                              COMPANIES              INVESTMENT VEHICLES           OTHER ACCOUNTS
                        -------------------------  -------------------------   --------------------------
                        NUMBER OF   TOTAL ASSETS   NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGER       ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------
Christopher McHugh          9         $ 1870.00       21           $ 237.51        17         $ 926.58
                            1*        $   28.87        2*          $  40.72         3*        $ 411.81
David Honold, Jr., CFA      3         $  151.81        1           $   6.96         0         $      0
                            0         $       0        1*          $   6.96         0         $      0
Frank Sustersic, CFA        6         $  484.30        2           $  24.30         3         $ 132.30
                            0         $       0        2*          $  24.30         0         $      0
Jason Schrotberger, CFA     4         $  178.34        5           $  47.33         4         $ 236.62
                            0         $       0        1*          $  0.877         0         $      0
Vijay Shankaran, MD, Ph.D.  5         $  217.29        3           $  42.64         1         $  20.04
                            0         $       0        3*          $  42.64         1*        $  20.04
Christopher Baggini, CFA    6         $  339.77        1           $   1.03         0         $      0
                            0         $       0        1*          $   1.03         0         $      0
Donald Smith, CFA           2         $  141.29        2           $   2.26         1         $  72.85
                            0         $       0        2*          $   2.26         0         $      0
Matthew Glaser              4         $  199.24        2           $   1.79         0         $      0
                            0         $       0        2*          $   1.79         0         $      0
Joshua Kohn, CFA            2         $  141.28        1           $   1.17         0         $      0
                            0         $       0        1*          $   1.17         0         $      0



* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. As is typical for many money managers, potential conflicts of interest may arise relating to Turner's management of accounts including the Global Public Equity and Public Alternatives Funds where not all accounts are able to participate in a desired IPO, or other limited opportunity; relating to use of soft dollars and other brokerage practices; relating to the voting of proxies; relating to employee personal securities trading; and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.


THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 and September 7, 2006 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Funds whereby the Administrator provides certain shareholder services to the Funds.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is detailed below in the following schedule:

--------------------------------------------------------------------------------
    FEE (AS A PERCENTAGE OF AGGREGATE
          AVERAGE ANNUAL ASSETS)            FUND'S AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
                 0.12%                           First $250 million
--------------------------------------------------------------------------------
                 0.10%                          $250 - $350 million
--------------------------------------------------------------------------------
                 0.08%                          $350 - $450 million
--------------------------------------------------------------------------------
                 0.06%                          $450 - $550 million
--------------------------------------------------------------------------------
                 0.05%                           Over $550 million
--------------------------------------------------------------------------------

The foregoing fee is applicable to each Fund and is subject to a minimum aggregate annual fee of $800,000 for the Funds.

o For each additional class of shares of a Fund established after the initial one (1) class of shares per Fund, the minimum annual fee will be increased by $15,000.

The fees outlined above will remain in place for a period of three (3) years.

THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"), whereby the Distributor acts as principal underwriter for the Trust's shares, including the shares of the Funds. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

SHAREHOLDER SERVICES

SHAREHOLDER SERVICING PLAN. The Funds have adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.05% of average daily net assets of either Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services as discussed below.

DESCRIPTION OF SHAREHOLDER SERVICES. Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Funds shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., (the "Transfer Agent"), serves as the Funds' transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

Citibank, N.A., (the "Custodian"), serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, serves as independent registered public accounting firm for the Funds.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are ten members of the Board of Trustees, eight of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (80%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: presides over board meetings in the absence of the Chairman of the Board; presides over executive sessions of the independent Trustees; along with the Chairman of the Board, oversees the development of agendas for Board meetings; facilitates communication between the independent Trustees and management, and among the independent Trustees; serves as a key point person for dealings between the independent Trustees and management; and has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                        POSITION
                        WITH TRUST AND
NAME AND                LENGTH                PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN THE
DATE OF BIRTH           OF TERM               IN THE PAST 5 YEARS         PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Robert Nesher           Chairman of the       SEI employee 1974 to        Current Directorships: Trustee of The
(08/17/46)              Board of Trustees(1)  present; currently          Advisors' Inner Circle Fund II,
                        (since 1991)          performs various            Bishop Street Funds, SEI Daily
                                              services on behalf of       Income Trust, SEI Institutional
                                              SEI Investments for         International Trust, SEI Institutional
                                              which Mr. Nesher is         Investments Trust, SEI Institutional
                                              compensated. President      Managed Trust, SEI Liquid Asset
                                              and Director of SEI         Trust, SEI Asset Allocation Trust,
                                              Structured Credit Fund,     SEI Tax Exempt Trust and Adviser
                                              LP. President and Chief     Managed Trust. President and
                                              Executive Officer of        Director of SEI Structured Credit
                                              SEI Alpha Strategy          Fund, L.P. Director of SEI Global
                                              Portfolios, LP, June        Master Fund plc, SEI Global Assets
                                              2007 to present.            Fund plc, SEI Global Investments
                                              President and Director      Fund plc, SEI Investments--Global
                                              of SEI Opportunity          Funds Services, Limited, SEI
                                              Fund, L.P. to 2010.         Investments Global, Limited, SEI
                                                                          Investments (Europe) Ltd., SEI
                                                                          Investments--Unit Trust
                                                                          Management (UK) Limited, SEI
                                                                          Multi-Strategy Funds PLC, SEI
                                                                          Global Nominee Ltd. and SEI Alpha
                                                                          Strategy Portfolios, LP.

                                                                          Former Directorships: Director of SEI
                                                                          Opportunity Fund, L.P. to 2010.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                        POSITION
                        WITH TRUST AND
NAME AND                LENGTH                PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN THE
DATE OF BIRTH           OF TERM               IN THE PAST 5 YEARS         PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
William M. Doran        Trustee(1)            Self-Employed               Current Directorships: Trustee of The
(05/26/40)              (since 1992)          Consultant since 2003.      Advisors' Inner Circle Fund II,
                                              Partner at Morgan,          Bishop Street Funds, SEI Daily
                                              Lewis & Bockius LLP         Income Trust, SEI Institutional
                                              (law firm) from 1976 to     International Trust, SEI Institutional
                                              2003. Counsel to the        Investments Trust, SEI Institutional
                                              Trust, SEI Investments,     Managed Trust, SEI Liquid Asset
                                              SIMC, the Administrator     Trust, SEI Asset Allocation Trust and
                                              and the Distributor.        SEI Tax Exempt Trust and Adviser
                                                                          Managed Trust. Director of SEI
                                                                          Alpha Strategy Portfolios, LP.
                                                                          Director of SEI Investments (Europe),
                                                                          Limited, SEI Investments--Global
                                                                          Funds Services, Limited, SEI
                                                                          Investments Global, Limited, SEI
                                                                          Investments (Asia), Limited and SEI
                                                                          Asset Korea Co., Ltd., SEI Global
                                                                          Nominee Ltd. and SEI Investments --
                                                                          Unit Trust Management (UK)
                                                                          Limited. Director of the Distributor
                                                                          since 2003.
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Charles E. Carlbom      Trustee               Self-Employed Business      Current Directorships: Trustee of The
(08/20/34)              (since 2005)          Consultant, Business        Advisors' Inner Circle Fund II and
                                              Projects Inc. since 1997.   Bishop Street Funds; Director of
                                                                          Oregon Transfer Co.
--------------------------------------------------------------------------------------------------------------------
John K. Darr            Trustee               Retired. CEO, Office of     Current Directorships: Trustee of The
(08/17/44)              (since 2008)          Finance, Federal Home       Advisors' Inner Circle Fund II and
                                              Loan Bank, from 1992 to     Bishop Street Funds. Director of
                                              2007.                       Federal Home Loan Bank of
                                                                          Pittsburgh and Manna, Inc. (non-
                                                                          profit developer of affordable housing
                                                                          for ownership). Director of Meals on
                                                                          Wheels, Lewes/Rehoboth Beach.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                        POSITION
                        WITH TRUST AND
NAME AND                LENGTH                PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN THE
DATE OF BIRTH           OF TERM               IN THE PAST 5 YEARS         PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.   Trustee               Self Employed               Current Directorships: Trustee of The
(05/28/52)              (since 2011)          Consultant since January    Advisors' Inner Circle Fund II and
                                              2012; Director of           Bishop Street Funds.
                                              Endowments and
                                              Foundations,
                                              Morningstar Investment
                                              Management,
                                              Morningstar, Inc.,
                                              February 2010 to May
                                              2011; Director of
                                              International Consulting
                                              and Chief Executive
                                              Officer of Morningstar
                                              Associates Europe
                                              Limited, Morningstar,
                                              Inc., May 2007 to
                                              February 2010; Country
                                              Manager -- Morningstar
                                              UK Limited,
                                              Morningstar, Inc., June
                                              2005 to May 2007.
--------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson     Trustee               Retired. Private Investor   Current Directorships: Trustee of The
(03/01/42)              (since 2005)          since 1994.                 Advisors' Inner Circle Fund II,
                                                                          Bishop Street Funds, SEI Asset
                                                                          Allocation Trust, SEI Daily Income
                                                                          Trust, SEI Institutional International
                                                                          Trust, SEI Institutional Managed
                                                                          Trust, SEI Institutional Investments
                                                                          Trust, SEI Liquid Asset Trust, SEI
                                                                          Tax Exempt Trust and SEI Alpha
                                                                          Strategy Portfolios, LP and Adviser
                                                                          Managed Trust. Director, Federal
                                                                          Agricultural Mortgage Corporation
                                                                          (Farmer Mac) since 1997.
--------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian      Trustee               Vice President,             Current Directorships: Trustee of The
(01/23/43)              (since 2005)          Compliance, AARP            Advisors' Inner Circle Fund II and
                                              Financial Inc. from 2008    Bishop Street Funds.
                                              to 2010. Self-Employed
                                              Legal and Financial
                                              Services Consultant since
                                              2003. Counsel (in-
                                              house) for State Street
                                              Bank from 1995 to 2003.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                        POSITION
                        WITH TRUST AND
NAME AND                LENGTH                PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN THE
DATE OF BIRTH           OF TERM               IN THE PAST 5 YEARS         PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Bruce Speca             Trustee               Global Head of Asset        Current Directorships: Trustee of The
(02/12/56)              (since 2011)          Allocation, Manulife        Advisors' Inner Circle Fund II and
                                              Asset Management            Bishop Street Funds.
                                              (subsidiary of Manulife
                                              Financial), June 2010 to
                                              May 2011; Executive
                                              Vice President --
                                              Investment Management
                                              Services, John Hancock
                                              Financial Services
                                              (subsidiary of Manulife
                                              Financial), June 2003 to
                                              June 2010.
--------------------------------------------------------------------------------------------------------------------
James M. Storey         Trustee               Attorney, Solo              Current Directorships:
(04/12/31)              (since 1994)          Practitioner since 1994.    Trustee/Director of The Advisors'
                                                                          Inner Circle Fund II, Bishop Street
                                                                          Funds and U.S. Charitable Gift Trust.
                                                                          Trustee of SEI Daily Income Trust,
                                                                          SEI Institutional International Trust,
                                                                          SEI Institutional Investments Trust,
                                                                          SEI Institutional Managed Trust, SEI
                                                                          Liquid Asset Trust, SEI Asset
                                                                          Allocation Trust, SEI Tax Exempt
                                                                          Trust and SEI Alpha Strategy
                                                                          Portfolios, L.P. until December 2010.
--------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr. Trustee               Retired since January       Current Directorships: Trustee/
(11/13/42)              (since 1999)          2012. Self-employed         Director of State Street Navigator
                                              Consultant, Newfound        Securities Lending Trust, The
                                              Consultants Inc. April      Advisors' Inner Circle Fund II,
                                              1997 to December 2011.      Bishop Street Funds, SEI Structured
                                                                          Credit Fund, LP, SEI Daily Income
                                                                          Trust, SEI Institutional International
                                                                          Trust, SEI Institutional Investments
                                                                          Trust, SEI Institutional Managed
                                                                          Trust, SEI Liquid Asset Trust, SEI
                                                                          Asset Allocation Trust, SEI Tax
                                                                          Exempt Trust and SEI Alpha Strategy
                                                                          Portfolios, LP and Adviser Managed
                                                                          Trust; member of the independent
                                                                          review committee for SEI's
                                                                          Canadian-registered mutual funds.

                                                                          Former Directorships: Director of
                                                                          SEI Opportunity Fund, L.P. to 2010.
--------------------------------------------------------------------------------------------------------------------

1 Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 1991.

The Trust has concluded that Mr. Carlbom should serve as Trustee because of the business experience he gained as President and CEO of a large distribution cooperative and Chairman of a consulting company, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Storey should serve as Trustee because of the mutual fund governance experience he gained as an Investment Management attorney, both in private practice and with the SEC, his background serving as counsel to numerous mutual fund boards of trustees, his knowledge of the 1940 Act, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 1994.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

     o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met twenty-four (24) times during the most recently completed fiscal year.

     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey and Sullivan, currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met three (3) times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------------------------------------------------------------------
                         DOLLAR RANGE OF        AGGREGATE DOLLAR RANGE OF SHARES
NAME                  FUND SHARES (FUND)(1)      (ALL FUNDS IN FUND COMPLEX) (2)
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------
Doran                         None                         None
--------------------------------------------------------------------------------
Nesher                        None                         None
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
Carlbom                       None                         None
--------------------------------------------------------------------------------
Grause                        None                         None
--------------------------------------------------------------------------------
Darr                          None                         None
--------------------------------------------------------------------------------
Johnson                       None                         None
--------------------------------------------------------------------------------
Krikorian                     None                         None
--------------------------------------------------------------------------------
Speca                         None                         None
--------------------------------------------------------------------------------
Storey                        None                         None
--------------------------------------------------------------------------------
Sullivan                      None                         None
--------------------------------------------------------------------------------

(1)  Valuation date is December 31, 2011.
(2)  The Trust is the only investment company in the Fund Complex.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

----------------------------------------------------------------------------------------------------------
                                                         ESTIMATED
                              PENSION OR RETIREMENT   ANNUAL BENEFITS
               AGGREGATE       BENEFITS ACCRUED AS          UPON           TOTAL COMPENSATION FROM THE
NAME         COMPENSATION     PART OF FUND EXPENSES      RETIREMENT         TRUST AND FUND COMPLEX(1)
----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------
Doran            $0                     n/a                 n/a             $0 for service on (1) board
----------------------------------------------------------------------------------------------------------
Nesher           $0                     n/a                 n/a             $0 for service on (1) board
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------
Carlbom        $47,719                  n/a                 n/a             $47,719 for service on one (1)
                                                                               board
----------------------------------------------------------------------------------------------------------
Darr           $47,719                  n/a                 n/a             $47,719 for service on one (1)
                                                                                board
----------------------------------------------------------------------------------------------------------
Grause          n/a(2)                  n/a (2)              n/a (2)                     n/a(2)
----------------------------------------------------------------------------------------------------------
Johnson        $47,719                  n/a                  n/a            $47,719 for service on one (1)
                                                                                board
----------------------------------------------------------------------------------------------------------
Krikorian      $47,719                  n/a                  n/a            $47,719 for service on one (1)
                                                                                board
----------------------------------------------------------------------------------------------------------
Speca           n/a(2)                  n/a                  n/a                         n/a(2)
----------------------------------------------------------------------------------------------------------
Storey         $47,719                  n/a                  n/a            $47,719 for service on one (1)
                                                                                board
----------------------------------------------------------------------------------------------------------
Sullivan       $47,719                  n/a                  n/a            $47,719 for service on one (1)
                                                                                board
----------------------------------------------------------------------------------------------------------

(1)  The Trust is the only investment company in the Fund Complex.
(2)  Joined the Board of Trustees on November 17, 2011.

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services. Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

--------------------------------------------------------------------------------------------------------------
                   POSITION WITH
NAME AND           TRUST AND LENGTH                                                OTHER DIRECTORSHIPS HELD
DATE OF BIRTH      OF TERM              PRINCIPAL OCCUPATIONS IN PAST 5 YEARS      IN THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Michael Beattie    President            Director of Client Service at SEI from     None.
(03/13/65)         (since 2011)         2004 to 2011. Vice President at SEI
                                        from 2009 to November 2011.
--------------------------------------------------------------------------------------------------------------
Michael Lawson     Treasurer,           Director, SEI Investments, Fund            None.
(10/08/60)         Controller and       Accounting since July 2005. Manager,
                   Chief Financial      SEI Investments, Fund Accounting at
                   Officer              SEI Investments AVP from April 1995 to
                   (since 2005)         February 1998 and November 1998 to
                                        July 2005.
--------------------------------------------------------------------------------------------------------------
Russell Emery      Chief Compliance     Chief Compliance Officer of SEI            None.
(12/18/62)         Officer              Structured Credit Fund, LP and SEI
                   (since 2006)         Alpha Strategy Portfolios, LP since June
                                        2007. Chief Compliance Officer of SEI
                                        Opportunity Fund, L.P., SEI Institutional
                                        Managed Trust, SEI Asset Allocation
                                        Trust, SEI Institutional International
                                        Trust, SEI Institutional Investments
                                        Trust, SEI Daily Income Trust, SEI
                                        Liquid Asset Trust and SEI Tax Exempt
                                        Trust since March 2006. Director of
                                        Investment Product Management and
                                        Development, SEI Investments, since
                                        February 2003; Senior Investment
                                        Analyst -- Equity Team, SEI Investments,
                                        from March 2000 to February 2003.
--------------------------------------------------------------------------------------------------------------
Timothy D. Barto   Vice President and   General Counsel and Secretary of SIMC      None.
(03/28/68)         Assistant Secretary  and the Administrator since 2004. Vice
                   (since 1999)         President of SIMC and the Administrator
                                        since 1999. Vice President and Assistant
                                        Secretary of SEI Investments since 2001.
                                        Assistant Secretary of SIMC, the
                                        Administrator and the Distributor, and
                                        Vice President of the Distributor from
                                        1999 to 2003.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                   POSITION WITH
NAME AND           TRUST AND LENGTH                                                OTHER DIRECTORSHIPS HELD IN
DATE OF BIRTH      OF TERM              PRINCIPAL OCCUPATIONS IN PAST 5 YEARS      THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Dianne M.          Vice President       Counsel at SEI Investments since 2010.     None.
Sulzbach           and Secretary        Associate at Morgan, Lewis & Bockius
(07/18/77)         (since 2011)         LLP from 2006 to 2010. Associate at
                                        Morrison & Foerster LLP from 2003 to
                                        2006. Associate at Stradley Ronon
                                        Stevens & Young LLP from 2002 to
                                        2003.
--------------------------------------------------------------------------------------------------------------
Keri Rohn          Privacy Officer      Compliance Officer at SEI Investments      None.
(8/24/80)          (since 2009)         since 2003.
                   AML Officer
                   (since 2011)
--------------------------------------------------------------------------------------------------------------

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered exclusively to certain advisory clients of the Adviser. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Funds' securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

This general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Congress passed the Regulated Investment Company Modernization Act on December 22, 2010 (the "RIC Mod Act") which makes certain beneficial changes for "regulated investment companies" under Subchapter M of the Code ("RICs") and their shareholders, some of which are referenced below. In general, the RIC Mod Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the RIC Mod Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts certain RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of income and gains.


QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. The Funds each intend to qualify and elect to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which they may be subject. A Fund that qualifies as a RIC will not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Funds as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or certain other income derived with respect to its business of investing in such stocks, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of the Funds' taxable year, at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of each Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Funds' taxable year, not more than 25% of the value of each Fund's assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Funds control and that are engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships ("Asset Test"). In general, for purposes of the 90% of gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.


The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% test described in (a) above if such gains are not directly related to a fund's business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund's non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund's status as a RIC for all years to which the regulations are applicable.

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to qualify for any taxable year as a RIC and these relief provisions are not available, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividend-received deduction for corporate shareholders (subject to certain limitations) and for the lower capital gains rates on qualified dividend income for individual shareholders to the extent they would qualify if the Fund was a regular corporation. In addition, the Funds could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The RIC Mod Act changed the treatment of capital loss carryovers for RICs. The new rules are similar to those that apply to capital loss carryovers of individuals and provide that such losses are carried over by the Fund indefinitely. Thus, if the

Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Certain transition rules require post-enactment capital losses to be utilized first, which, depending on the circumstances for the Fund, may result in the expiration of unused pre-enactment losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of such year (and any retained amount from the prior calendar year on which a Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Funds intend to make sufficient distributions to avoid imposition of this tax, or to retain, at most their net capital gains and pay tax thereon. The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.


DISTRIBUTIONS TO SHAREHOLDERS. The Funds receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Funds, constitutes the Funds' net investment income from which dividends may be paid to you. Any distributions by the Funds from such income will be taxable to you as ordinary income or, subject to the sunset date below, at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.


Distributions by the Funds will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities it holds and the Funds designate the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012. Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Funds' net capital gains will be taxable as long-term capital gains. The Funds will report annually to their shareholders the amount of the Funds' distributions that qualify for the reduced tax rates on qualified dividend income.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent such distributions are so designated and do not exceed the gross amount of qualifying dividends received by the Funds for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.


In determining the amount a Fund may designate as capital gain dividends, a Fund generally may treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year.


Treasury Regulations permit a Fund, in determining its taxable income, to elect to treat all or a part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund). "Net investment income" does not include distributions of exempt-interest.

SALES OR REDEMPTIONS. Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

As noted above, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including capital gains realized on the sale or exchange of shares of a Fund.

The Funds (or their administrative agent) must report to the Internal Revenue Services ("IRS") and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Funds will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis. In the absence of an election, the Funds will use the average basis method as their default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

TAX TREATMENT OF COMPLEX SECURITIES. The Funds and the Underlying Funds may invest in complex securities. (References herein to investment by the Funds should be read as also being applicable to the Underlying Funds if such Underlying Funds are taxable as RICs.) These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

The Fund is required, for federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options that qualify as Section 1256 Contracts in addition to the gains and losses actually realized with respect to such contracts during the year. Except as described below under "Certain Foreign Currency Tax Issues," gain or loss from Section 1256 Contracts that are required to be marked to market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if the Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Funds invest will not be considered qualifying income as of September 30, 2006. As a result, the Funds will therefore restrict their income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.


A Fund may invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the 90% Test, but a Fund's investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund's assets. A Fund may invest in MLP I-Shares. Because issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes, a Fund's investment in MLP I-Shares is not counted for purposes of this 25% limitation. The Funds will monitor its investment in such qualified publicly traded partnerships in order to ensure compliance with the Asset Test.

The Fund may invest in MLPs which deliver Form K-1s to the Fund to report the Funds share of income, gains, losses, deductions and credits of the MLP. These Form K-1s may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.


A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in a Fund's receipt of cash in excess of the REIT's earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund's shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

CERTAIN FOREIGN CURRENCY TAX ISSUES. A Fund's gain or loss on foreign currency denominated debt securities and on certain other financial instruments, such as forward currency contracts and currency swaps, that is attributable to fluctuations in exchange rates occurring between the date of acquisition and the date of settlement or disposition of such securities or instruments generally will be treated under Section 988 of the Code as ordinary income or loss. A Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of a Fund and is not part of a straddle transaction and (ii) a Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

A Fund's forward contracts may qualify as Section 1256 Contracts if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a Section 1256 Contract would, absent an election out of Section 988 of the Code as described in the preceding paragraph, be subject to Section 988. Accordingly, although such a forward currency contract would be marked to market annually like other Section 1256 Contracts, the resulting gain or loss would be ordinary. If a Fund were to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 Contracts, the tax treatment generally applicable to
Section 1256 Contracts would apply to those forward currency contracts: that is, the contracts would be marked to market annually and gains and losses with respect to the contracts would be treated as long-term capital gains or losses to the extent of 60% thereof and short-term capital gains or losses to the extent of 40% thereof. If a Fund were to elect out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 Contracts, such contracts will not be marked to market annually and a Fund will recognize short-term or long-term capital gain or loss depending on a Fund's holding period therein. A Fund may elect out of Section 988 with respect to some, all or none of its forward currency contracts.

Finally, regulated futures contracts and non-equity options that qualify as
Section 1256 Contracts and are entered into by a Fund with respect to foreign currencies or foreign currency denominated debt instruments will be subject to the tax treatment generally applicable to Section 1256 Contracts unless a Fund elects to have Section 988 apply to determine the character of gains and losses from all such regulated futures contracts and non-equity options held or later acquired by a Fund.

If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, such Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Fund may make a mark-to-market election that will result in such Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, a Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to their shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, the Fund will report annually to their shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund of funds" under the Code. If a Fund is a "qualified fund of funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund of funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

TAX-EXEMPT SHAREHOLDERS. Under current law, income of a Fund that would be treated as unrelated business taxable income ("UBTI") if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b) or if the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs").

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold, at applicable withholding rates, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

NON-U.S. INVESTORS. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

For taxable years beginning after December 31, 2013, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds from the sale of Fund shares received by shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.


In addition, the Adviser or a Sub-Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser and Sub-Advisers that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser and Sub-Advisers believe that the ability of the Funds to participate in higher volume transactions will generally be beneficial to the Funds.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser or Sub-Advisers may select a broker based upon brokerage or research services provided to the Adviser or Sub-Advisers. The Adviser or Sub-

Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser and Sub-Advisers, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser and Sub-Advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser and Sub-Advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser and Sub-Advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser and Sub-Advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser or Sub-Adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser and Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser and Sub-Advisers under the Advisory Agreement and Sub-Advisory Agreements. Any advisory or other fees paid to the Adviser or Sub-Advisers are not reduced as a result of the receipt of research services.

In some cases the Adviser or Sub-Advisers may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser or Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser and Sub-Advisers face a potential conflict of interest, but the Adviser and Sub-Advisers believe that their allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser or a Sub-Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser, a Sub-Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal period. Because the Funds are new, as of the date of this SAI, the Funds do not hold any securities of "regular brokers and dealers."

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' Adviser, principal underwriter or any affiliated person of the Funds, their Adviser, or their principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30 and July 31 and October 31). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Within 10 days of the end of each month end, each Fund will post its top ten portfolio holdings on the internet at http://www.aicfundholdings.com/cornerstone. The Funds provide information about their complete portfolio holdings, updated as of the most recent calendar month, on the internet at http://aicfundholdings.com/cornerstone. This information is provided with a lag of at least 30 days and is publicly available to shareholders.

The Funds' policies and procedures provide that the Authorized Person, may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information. The Funds will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

In addition, the Funds' service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds' service providers that would prohibit them from disclosing or trading on the Funds' non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or class of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds' shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. When voting shares of an underlying fund, the Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. For assets that are managed directly by Sub-Advisers, the Adviser has delegated responsibility for decisions regarding proxy voting to the Sub-Advisers. Each Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which are also included in Appendix B. The Board will periodically review the Funds' proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available (i) without charge, upon request, by calling 1-888-762-1442 and (ii) on the SEC's website at http://www.sec.gov.

CODE OF ETHICS


The Board on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Advisers, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. Access Persons are generally prohibited from engaging in personal securities transactions in securities that are held by the Funds. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.


5% AND 25% SHAREHOLDERS

Because the Funds are new, as of the date of this SAI, the Funds do not have any beneficial owners to report.

                      APPENDIX A -- DESCRIPTION OF RATINGS

                                    RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

MOODY'S SHORT-TERM MIG/VMIG RATINGS - US TAX-EXEMPT MUNICIPALS.
There are four rating categories for short-term obligations that define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 (best quality) through MIG 4 (adequate quality). Short-term obligations of speculative quality are designated SG.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

Issues that are subject to a periodic reoffer and resale in the secondary market in a "dutch auction" are assigned a long-term rating based only on Moody's assessment of the ability and willingness of the issuer to make timely principal and interest payments. Moody's expresses no opinion as to the ability of the holder to sell the security in a secondary market "dutch auction." Such issues are identified by the insertion of the words "dutch auction" into the name of the issue.

Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1   This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad- based access to the market for refinancing.

MIG 2/VMIG 2   This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3   This designation denotes favorable quality. All security
               elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4   This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

     - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

MOODY'S

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

Moody's makes no representation that rated bank or insurance company obligations are exempt from the registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

              APPENDIX B --PROXY VOTING POLICIES AND PROCEDURES OF
                          CORNERSTONE AND SUB-ADVISERS


EXHIBIT   INVESTMENT ADVISER OR SUB-ADVISER         FUND
--------------------------------------------------------------------------------
A         Cornerstone Advisors, Inc.                Global Public Equity Fund
                                                    Income Opportunities Fund
                                                    Public Alternatives Fund
                                                    Real Assets Funds Fund
B         Acadian Asset Management LLC              Global Public Equity Fund
C         Allianz Global Investors Capital LLC      Global Public Equity Fund
D         AlphaSimplex Group, LLC                   Public Alternatives Fund
E         AQR Capital Management, LLC               Public Alternatives Fund
F         BlackRock Investment Management, LLC      Real Assets Funds Fund
G         ClariVest Asset Management LLC            Public Alternatives Fund
H         Cramer Rosenthal McGlynn LLC              Global Public Equity Fund
I         Driehaus Capital Management LLC           Global Public Equity Fund
J         Fairpointe Capital LLC                    Global Public Equity Fund
K         Harris Associates L.P.                    Global Public Equity Fund
L         Kayne Anderson Capital Advisors, L.P.     Real Assets Funds Fund
M         LSV Asset Management                      Global Public Equity Fund
N         Marsico Capital Management, LLC           Global Public Equity Fund
O         Parametric Portfolio Associates LLC       Global Public Equity Fund
P         Phocas Financial Corporation              Global Public Equity Fund
Q         SteelPath Capital Management, LLC         Income Opportunities Fund
R         TCW Investment Management Company         Global Public Equity Fund
S         Thornburg Investment Management Inc       Global Public Equity Fund
T         Turner Investments, L.P.                  Global Public Equity Fund
                                                    Public Alternatives Fund

                                   EXHIBIT A

                           CORNERSTONE ADVISORS, INC.
                       IA POLICIES AND PROCEDURES MANUAL
                              8/6/2012 TO CURRENT

                                  PROXY VOTING

POLICY

Cornerstone Advisors, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

When proxy voting materials are received at Cornerstone, they will be routed to the investment team, unless the client's name appears on them. If the client's name is on them, the materials are routed to the Client Manager who will take appropriate action. For proxies routed to the investment team, the team will research the proposals, approve the voting plan with a subset of the team (proxy committee), and enter a block vote for all authorized shares in our master account. To date we have performed the necessary research inhouse rather than using an outside proxy voting service.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

Cornerstone's Chief Investment Officer, or designee(s), has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

PROCEDURE

Cornerstone Advisors, Inc. has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

VOTING PROCEDURES

     o If necessary, the Front Desk Coordinator will forward any proxy materials received on behalf of clients to the Chief Investment Officer, or designee\

     o Cornerstone's CIO, or designee will determine which client accounts hold the security to which the proxy relates;

     o Absent material conflicts, the Chief Investment Officer, or designee(s) will determine how Cornerstone Advisors, Inc. should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

DISCLOSURE

     o Cornerstone Advisors, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Cornerstone Advisors, Inc. voted a client's proxies, and that clients may request a copy of these policies and procedures.

CLIENT REQUESTS FOR INFORMATION

     o All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Investment Officer.

     o In response to any request, the Chief Investment Officer will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Cornerstone Advisors, Inc. voted the client's proxy with respect to each proposal about which client inquired.

VOTING GUIDELINES

     o In the absence of specific voting guidelines from the client, Cornerstone Advisors, Inc. will vote proxies in the best interests of each particular client. Cornerstone Advisors, Inc. 's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Cornerstone Advisors, Inc. 's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

     o Cornerstone Advisors, Inc. will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

     o Cornerstone Advisors, Inc. will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

     o In reviewing proposals, Cornerstone Advisors, Inc. will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

CONFLICTS OF INTEREST

     o Cornerstone Advisors, Inc. will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Cornerstone Advisors, Inc. with the issuer of each security to determine if Cornerstone Advisors, Inc. or any of its employees has any financial, business or personal relationship with the issuer.

     o If a material conflict of interest exists, the Chief Investment Officer will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

     o Cornerstone Advisors, Inc. will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING

Cornerstone's Chief Investment Officer shall retain the following proxy records in accordance with the SEC's five-year retention requirement:

     o    These policies and procedures and any amendments;

     o    Each proxy statement that Cornerstone Advisors, Inc. receives;

     o    A record of each vote that Cornerstone Advisors, Inc. casts;

     o Any document Cornerstone Advisors, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Chief Investment Officer, if applicable.

     o A copy of each written request from a client for information on how Cornerstone Advisors, Inc. voted such client's proxies, and a copy of any written response.

                                   EXHIBIT B

                          ACADIAN ASSET MANAGEMENT LLC
                      PROXY VOTING POLICIES AND PROCEDURES
                                (NOVEMBER 2011)

POLICY:

Acadian will accept the fiduciary responsibility to vote proxies if directed by a client. Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of an unaffiliated proxy firm to help manage the proxy voting process and to research and vote proxies on behalf of Acadian's clients. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian's voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

PROCEDURES:

PROXY VOTING GUIDELINES

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Acadian has retained Institutional Shareholder Services ("ISS") to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian's voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client's portfolio.

There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client or in share blocking markets.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called "share blocking" markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts anywhere from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client's portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients.

All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

CONFLICTS OF INTEREST

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian's interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

VOTING POLICIES

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS' independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

VOTING PROCESS

Acadian has appointed the head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge's Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records are available to all clients upon request.

PROXY VOTING RECORD

Acadian's Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

OBTAINING A VOTING PROXY REPORT

Clients may request a copy of this policy, any ISS policies and procedures referenced and adopted herein, and/or a report on how their individual securities were voted by contacting Amy Conklin in Acadian's Client Communications Group at 1-800-946-0166 or aconklin@acadian-asset.com.

ALL DOCUMENTS

MUST BE RETAINED IN ACCORDANCE WITH ACADIAN'S RECORD RETENTION POLICY.

                                   EXHIBIT C

                      Allianz Global Investors Capital LLC

I. ABOARD OF DIRECTORS THAT

SERVES THE INTERESTS OF SHAREHOLDERS
--------------------------------------------------------------------------------

ELECTION OF DIRECTORS

The purpose of Glass Lewis' proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.


Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director's service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director's relationships with the company, the company's executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director's decisions. We believe that such relationships make it difficult for a director to put shareholders' interests above the director's or the related party's interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

     Independent Director -- An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years(1) before the inquiry are usually considered "current" for purposes of this test.

------------
(1) NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

Affiliated Director -- An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.(2) This includes directors whose employers have a material financial relationship with the company.(3) In addition, we view a director who owns or controls 20% or more of the company's voting stock as an affiliate.(4)

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

     Definition of "Material": A material relationship is one in which the dollar value exceeds:

          o $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

          o $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit

------------
(2) If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

(3) We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of "material."

(4) This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

               would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;(5) and any aircraft and real estate dealings between the company and the director's firm; or

          o 1% of either company's consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).

          Definition of "Familial": Familial relationships include a person's spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person's home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.

          Definition of "Company": A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

     Inside Director -- An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director's own best interests. Therefore, we will recommend voting against such a director.

     Voting Recommendations on the Basis of Board Independence

     Glass Lewis believes a board will be most effective in protecting shareholders' interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically(6) recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.


------------
(5) We will generally take into consideration the size and nature of such charitable entities in relation to the company's size and industry along with any other relevant factors such as the director's role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship ceases, we will consider the director to be independent.

(6) With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.

     In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman's presence.

     In addition, we scrutinize avowedly "independent" chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

     Committee Independence

     We believe that ONLY independent directors should serve on a company's audit, compensation, nominating, and governance committees.(7) We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

     Independent Chairman

     Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

     It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

     A CEO should set the strategic course for the company, with the board's approval, and the board should enable the CEO to carry out the CEO's vision for accomplishing the board's objectives. Failure to achieve the board's objectives should lead the board to replace that CEO with someone in whom the board has confidence.

     Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.


------------
(7) We will recommend voting against an audit committee member who owns 20% or more of the company's stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating, and governance committees.

     Further, it is the board's responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

     Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction--one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.(8) Another study finds that 41 percent of S&P 500 boards now separate the CEO and chairman roles, up from 26 percent in 2001, although the same study found that of those companies, only 21 percent have truly independent chairs (9)

     We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Performance

The most crucial test of a board's commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

     Voting Recommendations on the Basis of Performance

     We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

          1. A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.(10)

------------
(8) Ken Favaro, Per-Ola Karlsson and Gary Neilson. "CEO Succession 2000-2009: A Decade of Convergence and Compression." Booz & Company (from Strategy+Business, Issue 59, Summer 2010).

(9) Spencer Stuart Board Index, 2011, p. 6.

(10) However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

          2. A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director's fault (we look at these late filing situations on a case-by-case basis).

          3. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

          4. A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

          5. All directors who served on the board if, for the last three years, the company's performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

     Audit Committees and Performance

     Audit committees play an integral role in overseeing the financial reporting process because "[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important."(11) When assessing an audit committee's performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

          A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting -- the full board including the audit committee, financial management including the internal auditors, and the outside auditors -- form a 'three legged stool' that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be 'first among equals' in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

------------
(11) Audit Committee Effectiveness -- What Works Best." PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

     Standards for Assessing the Audit Committee

     For an audit committee to function effectively on investors' behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said "members of the audit committee must be independent and have both knowledge and experience in auditing financial matters."(12)

     We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer
     (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

     Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

     When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:(13)

          1. All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

          2. The audit committee chair, if the audit committee does not have a financial expert or the committee's financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

          3. The audit committee chair, if the audit committee did not meet at least 4 times during the year.

          4. The audit committee chair, if the committee has less than three members.

          5. Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and

------------
(12) Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

(13) Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

               availability into consideration including a review of the audit committee member's attendance at all board and committee meetings.(14)

          6. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

          7. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

          8. All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the Public Company Accounting Oversight Board ("PCAOB").

          9. All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

          10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

          11. The audit committee chair(15) if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

          12. All members of an audit committee where the auditor has resigned and reported that a section 10A(16) letter has been issued.

          13. All members of an audit committee at a time when material accounting fraud occurred at the company.(17)

------------
(14) Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director's experience, the size, industry-mix and location of the companies involved and the director's attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

(15) In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

(16) Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

(17) Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines--facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. "Fraudulent Financial
Reporting: 1998-2007." May 2010).

          14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

               o The restatement involves fraud or manipulation by insiders;

               o    The restatement is accompanied by an SEC inquiry or
                     investigation;

               o    The restatement involves revenue recognition;

               o The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

               o The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

          15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

          16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act
               (FCPA).

          17. All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

          18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.

          19. All members of the audit committee if the contract with the auditor specifically limits the auditor's liability to the company for damages.(18)

          20. All members of the audit committee who served since the date of the company's last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

------------
(18) The Council of Institutional Investors. "Corporate Governance Policies,"
p. 4, April 5, 2006; and "Letter from Council of Institutional Investors to the AICPA," November 8, 2006.

     We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

     Compensation Committee Performance

     Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business's long-term shareholders returns.

     Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

     Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

     Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company's proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company's top executives.

     When assessing the performance of compensation committees, we will recommend voting against for the following:(19)

------------
(19) Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

          1. All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.(20)

          2. Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

          3. The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.(21)

          4. All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

          5. All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

          6. All members of the compensation committee if excessive employee perquisites and benefits were allowed.

          7. The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

------------
(20) Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a Say-on-Pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the Say-on-Pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the Say-on-Pay proposal.

(21) In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a Say-on-Pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

          8. All members of the compensation committee when the company repriced options or completed a "self tender offer" without shareholder approval within the past two years.

          9. All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.

          10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

          11. All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

          12. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

          13. The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

          14. All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.(22)

          15. All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the Say-on-Pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the Say-on-Pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of vote against.

------------
(22) In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

     Nominating and Governance Committee Performance

     The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

     Consistent with Glass Lewis' philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

     Regarding the nominating and or governance committee, we will recommend voting against the following:(23)

          1. All members of the governance committee(24) during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.(25) Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

          2. The governance committee chair,(26) when the chairman is not independent and an independent lead or presiding director has not been appointed.(27)

------------
(23) Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

(24) If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

(25) Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

(26) If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

(27) We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

          3. In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

          4. The governance committee chair, when the committee fails to meet at all during the year.

          5. The governance committee chair, when for two consecutive years the company provides what we consider to be "inadequate" related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

          6. The governance committee chair, when during the past year the board adopted a forum selection clause (i.e. an exclusive forum provision)(28) without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

     Regarding the nominating committee, we will recommend voting against the following:(29)

          1. All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

          2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

          3. In the absence of a governance committee, the nominating committee chair(30) when the chairman is not independent, and an independent lead or presiding director has not been appointed.(31)

------------
(28) A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder's legal remedy regarding appropriate choice of venue and related relief offered under that state's laws and rulings.

(29) Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

(30) If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

(31) In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

          4. The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.(32)

          5. The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.(33)

     Board-level Risk Management Oversight

     Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firm have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

     Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization's risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board's role in the oversight of risk.

     When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company's

------------
(32) In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

(33) Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

     board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)(34), we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

Experience

We find that a director's past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

     Voting Recommendations on the Basis of Director Experience

     We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.(35)

     Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

Other Considerations

In addition to the three key characteristics -- independence, performance, experience -- that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

     Conflicts of Interest

     We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

------------
(34) A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company's board structure and method of disclosure. At some companies, the entire board is charged with risk management.

(35) We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

          1. A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

          2. A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately 200 hours per year of each member's time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.(36) Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.8 in 2006 and 1.2 in 2001.(37)

          3. A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company's decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company's directors.

          4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

          5. Interlocking directorships: CEOs or other top executives who serve on each other's boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.(38)

------------
(36) Our guidelines are similar to the standards set forth by the NACD in its "Report of the NACD Blue Ribbon Commission on Director Professionalism," 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its "Corporate Governance Best Practices: A Blueprint for the Post-Enron Era," 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

(37) Spencer Stuart Board Index, 2011, p. 8.

(38) We do not apply a look-back period for this situation. The interlock policy applies to both public private companies. We will also evaluate multiple board interlocks among non-insiders (i.e. multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

          6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.(39) In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote.

     Size of the Board of Directors

     While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of "too many cooks in the kitchen" and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

     To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).(40)

Controlled Companies

Controlled companies present an exception to our independence recommendations. The board's function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders ARE the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

     Independence Exceptions

     The independence exceptions that we make for controlled companies are as follows:

          1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

------------
(39) Refer to SECTION IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE for further discussion of our policies regarding anti-takeover measures, including poison pills.

(40) The Conference Board, at p. 23 in its May 2003 report "Corporate Governance Best Practices, Id.," quotes one of its roundtable participants as stating, "[w]hen you've got a 20 or 30 person corporate board, it's one way of assuring that nothing is ever going to happen that the CEO doesn't want to happen."

          2. The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

               a. We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company's shareholder base makes such committees weak and irrelevant.

               b. Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives' pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company's compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

          3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board -- such as chairman or presiding director -- can best carry out the board's duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

     Size of the Board of Directors

     We have no board size requirements for controlled companies.

     Audit Committee Independence

     We believe that audit committees should consist solely of independent directors. Regardless of a company's controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company's financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Unofficially Controlled Companies and 20-50% Beneficial Owners

Where an individual or entity owns more than 50% of a company's voting power but the company is not a "controlled" company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above. Similarly, where an individual or entity holds between 20-50% of a company's voting power, but the company is not "controlled" and there is not a "majority" owner, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity's percentage of ownership.

Exceptions for Recent IPOs

We believe companies that have recently completed an initial public offering ("IPO") should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company's IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (eg. board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

     1. Adoption of a poison pill: in cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill's adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a 5-10 year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill's adoption. Such instances are indicative of boards that may subvert shareholders' best interests following their IPO.

     2. Adoption of an exclusive forum provision: consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company's charter or bylaws before the company's IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

Further, shareholders should also be wary of companies in this category that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund's adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

     1. Size of the board of directors: The board should be made up of between five and twenty directors.

     2. The CFO on the board: Neither the CFO of the fund nor the CFO of the fund's registered investment adviser should serve on the board.

     3. Independence of the audit committee: The audit committee should consist solely of independent directors.

     4. Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

     1. Independence of the board: We believe that three-fourths of an investment company's board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into "proposed rule" status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

     2. When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

     3. Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund's chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company's nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that "an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser." (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm's value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover "reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced."(41) When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.(42) Further, one of those same professors found that charter-based staggered boards "reduce the market value of a firm by 4% to 6% of its market capitalization" and that "staggered boards bring about and not merely reflect this reduction in market value."(43) A subsequent study reaffirmed that classified boards reduce shareholder value, finding "that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth."(44)

Shareholders have increasingly come to agree with this view. In 2011 more than 75% of S&P 500 companies had declassified boards, up from approximately 41% a decade ago.(45) Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.(46)

Given the empirical evidence suggesting staggered boards reduce a company's value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

------------
(41) Lucian Bebchuk, John Coates IV, Guhan Subramanian, "The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants," 55 STANFORD LAW REVIEW 885-917 (2002), page 1.

(42) Id. at 2 ("Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].").

(43) Lucian Bebchuk, Alma Cohen, "The Costs of Entrenched Boards" (2004).

(44) Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, "Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment," SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

(45) Spencer Stuart Board Index, 2011, p. 14

(46) Lucian Bebchuk, John Coates IV and Guhan Subramanian, "The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy," 54 STANFORD LAW REVIEW 887-951 (2002).

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders' best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making "tough decisions."

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director's experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board's approach to corporate governance and the board's stewardship of company performance rather than imposing inflexible rules that don't necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board's clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

SHAREHOLDER ACCESS

We expect to see a number of shareholder proposals regarding this topic in 2012. For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to SECTION V. COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the DE FACTO standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During 2011, Glass Lewis tracked over 40 proposals seeking to require a majority vote to elect directors at annual meetings in the U.S., a slight increase over 2010 when we tracked just under 35 proposals, but a sharp contrast to the 147 proposals tracked during 2006. The large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 79% of companies in the S&P 500 index, up from 56% in 2008.(47) During 2009 these proposals received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.

The plurality vote standard

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee "wins" the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in "failed elections." This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director's replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

------------
(47) Spencer Stuart Board Index, 2011, p. 14

II. TRANSPARENCY AND

INTEGRITY OF FINANCIAL REPORTING
--------------------------------------------------------------------------------

AUDITOR RATIFICATION

The auditor's role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company's books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company's financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company's fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

     "The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence."

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor's interests and the public's interests. Almost without exception, shareholders should be able to annually review an auditor's performance and to annually ratify a board's auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that "to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement."(48)

Most recently on August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB will convene a public roundtable meeting in March 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years) particularly at companies with a history of accounting problems.

Voting Recommendations on Auditor Ratification

We generally support management's choice of auditor except when we believe the auditor's independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

     1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

     2. Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.(49)

------------
(48) "Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury." p. VIII:20, October 6, 2008.

(49) An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

     3. When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

     4. When audit fees are excessively low, especially when compared with other companies in the same industry.

     5.   When the company has aggressive accounting policies.

     6. When the company has poor disclosure or lack of transparency in its financial statements.

     7. Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

     8. We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor's interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company's net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company's discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company's performance.

III. THE LINK BETWEEN

COMPENSATION AND PERFORMANCE
--------------------------------------------------------------------------------

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board's priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders' interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY-ON-PAY")

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") required most companies(50) to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company's compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although Say-on-Pay proposals are non-binding, a high level of "against" or "abstain" votes indicate substantial shareholder concern about a company's compensation policies and procedures.

Given the complexity of most companies' compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company's compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company's long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company's approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing Say-on-Pay proposals:

     o The overall design and structure of the Company's executive compensation program including performance metrics;

------------
(50) Small reporting companies (as defined by the SEC as below $75,000,000 in market capitalization) received a two-year reprieve and will only be subject to say-on-pay requirements beginning at meetings held on or after January 21, 2013.

     o    The quality and content of the Company's disclosure;

     o    The quantum paid to executives; and

     o The link between compensation and performance as indicated by the Company's current and past pay-for-performance grades

We also review any significant changes or modifications, and rationale for such changes, made to the Company's compensation structure or award amounts, including base salaries.

Say-on-Pay Voting Recommendations

In cases where we find deficiencies in a company's compensation program's design, implementation or management, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

     o    Inappropriate peer group and/or benchmarking issues

     o    Inadequate or no rationale for changes to peer groups

     o Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes

     o    Guaranteed bonuses

     o Targeting overall levels of compensation at higher than median without adequate justification

     o Bonus or long-term plan targets set at less than mean or negative performance levels

     o Performance targets not sufficiently challenging, and/or providing for high potential payouts

     o    Performance targets lowered, without justification

     o Discretionary bonuses paid when short- or long-term incentive plan targets were not met

     o Executive pay high relative to peers not justified by outstanding company performance

     o The terms of the long-term incentive plans are inappropriate (please see "Long-Term Incentives" below)

In the instance that a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

Additional Scrutiny for Companies with Significant Opposition in 2011

At companies that received a significant shareholder vote (anything greater than 25%) against their say on pay proposal in 2011, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year's vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on this issue and responding accordingly, we will recommend holding compensation committee members accountable for a failure to respond in consideration of the level of the vote against and the severity and history of the compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

Short-Term Incentives

A short-term bonus or incentive ("STI") should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on internal financial measures such as net profit after tax, EPS growth and divisional profitability as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. However, we accept variations from these metrics if they are tied to the Company's business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance as measured by such indicators as increase in profit and/or EPS growth over the previous year PRIMA FACIE appears to be poor or negative, we believe the company should provide a clear explanation why these significant short-term payments were made.

Long-Term Incentives

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive's pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive ("LTI") plans. These include:

     o    No re-testing or lowering of performance conditions

     o    Performance metrics that cannot be easily manipulated by management

     o    Two or more performance metrics

     o At least one relative performance metric that compares the company's performance to a relevant peer group or index

     o    Performance periods of at least three years

     o Stretching metrics that incentivize executives to strive for outstanding performance

     o    Individual limits expressed as a percentage of base salary

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company's business.

Glass Lewis believes that measuring a company's performance with multiple metrics serves to provide a more complete picture of the company's performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. External benchmarks should be disclosed and transparent, such as total shareholder return ("TSR") against a well-selected sector index, peer group or other performance hurdle. The rationale behind the selection of a specific index or peer group should be disclosed. Internal benchmarks (e.g. earnings per share growth) should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company's compensation programs, particularly existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company's pay-for-performance grade, see below for more information, and specifically the proportion of total compensation that is stock-based.

Pay for Performance

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Therefore, Glass Lewis developed a proprietary pay-for-performance model to evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives' pay and company performance against four peer groups and across seven performance metrics. Using a forced curve and a school letter-grade system, we grade companies from A-F according to their pay-for-performance linkage. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend shareholders to vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs.

Recoupment ("Clawback") Provisions

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and
(iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

Frequency of Say-on-Pay

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders' ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

Vote on Golden Parachute Arrangements

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements will benefit all shareholders. Glass Lewis will analyze each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan's cost as compared with the business's operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program's expected annual expense with the business's operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan's expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

     1.   Companies should seek more shares only when needed.

     2. Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently).

     3. If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

     4.   Annual net share count and voting power dilution should be limited.

     5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

     6. The expected annual cost of the plan should be proportional to the business's value.

     7. The intrinsic value that option grantees received in the past should be reasonable compared with the business's financial results.

     8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.

     9.   Plans should not permit re-pricing of stock options.

     10. Plans should not contain excessively liberal administrative or payment terms.

     11. Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements.

     12. Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

Option Exchanges

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be "rescued" from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option's value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock's value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original "bargain" was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

     1.   Officers and board members cannot participate in the program;

     2. The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

     3. The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

     4. Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

Option Backdating, Spring-Loading, and Bullet-Dodging

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option's grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock's price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company's compensation and governance practices.(51)

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

------------
(51) Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. "LUCKY CEOs." November,
2006.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company's financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(m) Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company's peers.

We typically recommend voting against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company's peers.

The company's record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders' best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

Director Compensation Plans

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

IV. GOVERNANCE STRUCTURE

AND THE SHAREHOLDER FRANCHISE
--------------------------------------------------------------------------------

ANTI-TAKEOVER MEASURES

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans are not generally in shareholders' best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company's course. However, on an issue such as this, where the link between the shareholders' financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan's implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

     1.   The form of offer is not required to be an all-cash transaction;

     2. The offer is not required to remain open for more than 90 business days;

     3. The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

     4.   There is no fairness opinion requirement; and

     5.   There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL Poison Pills

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income,
Section 382 of the Internal Revenue Code limits companies' ability to use NOLs in the event of a "change of ownership."(52) In this case, a company may adopt or amend a poison pill ("NOL pill") in order

------------
(52) Section 382 of the Internal Revenue Code refers to a "change of ownership" of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the "trafficking" of net operating losses.

to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable "sunset" provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation's common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of "continuing directors" and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an "interested stockholder" by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company's outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are DE MINIMIS and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

     1.   Is the board sufficiently independent?

     2. Does the Company have anti-takeover protections such as a poison pill or classified board in place?

     3. Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

     4. Do shareholders have the right to call special meetings of shareholders?

     5.   Are there other material governance issues at the Company?

     6. Has the Company's performance matched or exceeded its peers in the past one and three years?

     7. How has the Company ranked in Glass Lewis' pay-for-performance analysis during the last three years?

     8.   Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company's place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder's choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision. Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company's operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

     1. Stock Split -- We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company's most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

     2. Shareholder Defenses -- Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

     3. Financing for Acquisitions -- We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

     4. Financing for Operations -- We review the company's cash position and its ability to secure financing through borrowing or other means. We look at the company's history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

Cumulative Voting

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company's ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company's governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund's structure and/or a fund's relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

     o    The terms of any amended advisory or sub-advisory agreement;

     o    Any changes in the fee structure paid to the investment advisor; and

     o    Any material changes to the fund's investment objective or strategy.

We generally support amendments to a fund's investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund's advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund's investment objective or strategy, we believe shareholders are best served when a fund's objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund's investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors' diversification strategies.

V. COMPENSATION, ENVIRONMENTAL, SOCIAL AND

GOVERNANCE SHAREHOLDER INITIATIVES
--------------------------------------------------------------------------------

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except

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when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

The following is a discussion of Glass Lewis' approach to certain common shareholder resolutions. We note that the following is not an exhaustive list of all shareholder proposals.

COMPENSATION

Glass Lewis carefully reviews executive compensation since we believe that this is an important area in which the board's priorities and effectiveness are revealed. Executives should be compensated with appropriate base salaries and incentivized with additional awards in cash and equity only when their performance and that of the company warrants such rewards. Compensation, especially when also in line with the compensation paid by the company's peers, should lead to positive results for shareholders and ensure the use of appropriate incentives that drives those results over time.

However, as a general rule, Glass Lewis does not believe shareholders should be involved in the approval and negotiation of compensation packages. Such matters should be left to the board's compensation committee, which can be held accountable for its decisions through the election of directors. Therefore, Glass Lewis closely scrutinizes shareholder proposals relating to compensation to determine if the requested action or disclosure has already accomplished or mandated and whether it allows sufficient, appropriate discretion to the board to design and implement reasonable compensation programs.

Disclosure of Individual Compensation

Glass Lewis believes that disclosure of information regarding compensation is critical to allowing shareholders to evaluate the extent to which a company's pay is based on performance. However, we recognize that the SEC currently mandates significant executive compensation disclosure. In some cases, providing information beyond that which is required by the SEC, such as the details of individual employment agreements of employees below the senior level, could create internal personnel tension or put the company at a competitive disadvantage, prompting employee poaching by competitors. Further, it is difficult to see how this information would be beneficial to shareholders. Given these concerns, Glass Lewis typically does not believe that shareholders would benefit from additional disclosure of individual compensation packages beyond the significant level that is already required; we therefore typically recommend voting against shareholder proposals seeking such detailed disclosure. We will, however, review each proposal on a case by basis, taking into account the company's history of aligning executive compensation and the creation of shareholder value.

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Linking Pay with Performance

Glass Lewis views performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. In our view, an executive's compensation should be specific to the company and its performance, as well as tied to the executive's achievements within the company.

However, when firms have inadequately linked executive compensation and company performance we will consider recommending supporting reasonable proposals seeking that a percentage of equity awards be tied to performance criteria. We will also consider supporting appropriately crafted proposals requesting that the compensation committee include multiple performance metrics when setting executive compensation, provided that the terms of the shareholder proposal are not overly prescriptive. Though boards often argue that these types of restrictions unduly hinder their ability to attract talent we believe boards can develop an effective, consistent and reliable approach to remuneration utilizing a wide range (and an appropriate mix) of fixed and performance-based compensation.

Retirement Benefits & Severance

As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board's compensation committee, which can be held accountable for its decisions through the election of its director members.

However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive's base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive's average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit without an offsetting incentive to the executive. We believe that shareholders should be consulted before relinquishing such a right, and we believe implementing such policies would still leave companies with sufficient freedom to enter into appropriate severance arrangements.

Following the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), the SEC proposed rules that would require that public companies hold advisory shareholder votes on compensation arrangements and understandings in connection with merger transactions, also known as "golden parachute" transactions. Effective April 4, 2011, the SEC requires that companies seeking shareholder approval of a merger or acquisition transaction must also provide disclosure of certain "golden parachute" compensation arrangements and, in certain circumstances, conduct a separate shareholder advisory vote to approve golden parachute compensation arrangements.

Bonus Recoupments ("Clawbacks")

We believe it is prudent for boards to adopt detailed and stringent policies whereby, in the event of a restatement of financial results, the board will review all performance related bonuses and awards made to senior executives during the period covered by a restatement and will, to the extent feasible, recoup such bonuses to the extent that performance goals were not achieved. While the Dodd-Frank Act mandates that all companies adopt clawback policies that will require companies to develop a policy to recover compensation paid to current and former executives erroneously paid during the three year prior to a restatement, the SEC has yet to finalize the relevant rules. As a result, we expect to see shareholder proposals regarding clawbacks in the upcoming proxy season.

When examining proposals requesting that companies adopt recoupment policies, Glass Lewis will first review any relevant policies currently in place. When the board has already committed to a proper course, and the current policy covers the major tenets of the proposal, we see no need for further action. Further, in some instances, shareholder proposals may call for board action that contravenes legal obligations under existing employment agreements. In other cases proposals may excessively limit the board's ability to exercise judgment and reasonable discretion, which may or may not be warranted, depending on the specific situation of the company in question. We believe it is reasonable that a mandatory recoupment

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policy should only affect senior executives and those directly responsible for the company's accounting errors.

We note that where a company is entering into a new executive employment contract that does not include a clawback provision and the company has had a material restatement in the recent past, Glass Lewis will recommend voting against the responsible members of the compensation committee. The compensation committee has an obligation to shareholders to include reasonable controls in executive contracts to prevent payments in the case of inappropriate behavior.

Golden Coffins

Glass Lewis does not believe that the payment of substantial, unearned posthumous compensation provides an effective incentive to executives or aligns the interests of executives with those of shareholders. Glass Lewis firmly believes that compensation paid to executives should be clearly linked to the creation of shareholder value. As such, Glass Lewis favors compensation plans centered on the payment of awards contingent upon the satisfaction of sufficiently stretching and appropriate performance metrics. The payment of posthumous unearned and unvested awards should be subject to shareholder approval, if not removed from compensation policies entirely. Shareholders should be skeptical regarding any positive benefit they derive from costly payments made to executives who are no longer in any position to affect company performance.

To that end, we will consider supporting a reasonably crafted shareholder proposal seeking to prohibit, or require shareholder approval of, the making or promising of any survivor benefit payments to senior executives' estates or beneficiaries. We will not recommend supporting proposals that would, upon passage, violate existing contractual obligations or the terms of compensation plans currently in effect.

Retention of Shares until Retirement

We strongly support the linking of executive pay to the creation of long-term sustainable shareholder value and therefore believe shareholders should encourage executives to retain some level of shares acquired through equity compensation programs to provide continued alignment with shareholders. However, generally we do not believe that requiring senior executives to retain all or an unduly high percentage of shares acquired through equity compensation programs following the termination of their employment is the most effective or desirable way to accomplish this goal. Rather, we believe that restricting executives' ability to exercise all or a supermajority of otherwise vested equity awards until they leave the company may hinder the ability of the compensation committee to both attract and retain executive talent. In our view, otherwise qualified and willing candidates could be dissuaded from accepting employment if he/she believes that his/her compensation could be dramatically affected by financial results unrelated to their own personal performance or tenure at the company. Alternatively, an overly strict policy could encourage existing employees to quit in order to realize the value locked in their incentive awards. As such, we will not typically recommend supporting proposals requiring the retention of significant amounts of equity compensation following termination of employment at target firms.

Tax Gross-Ups

Tax gross-ups can act as an anti-takeover measure, as larger payouts to executives result in larger gross-ups, which could artificially inflate the ultimate purchase price under a takeover or merger scenario. Additionally, gross-ups can result in opaque compensation packages where shareholders are unlikely to be aware of the total compensation an executive may receive. Further, we believe that in instances where companies have severance agreements in place for executives, payments made pursuant to such arrangements are often large enough to soften the blow of any additional excise taxes. Finally, such payments are not performance based, providing no incentive to recipients and, if large, can be a significant cost to companies.

Given the above, we will typically recommend supporting proposals requesting that a compensation committee adopt a policy that it will not make or promise to make to its senior executives any tax gross-up payments, except those applicable to management employees of the company generally, such as a relocation or expatriate tax equalization policy.

Linking Executive Pay to Environmental and Social Criteria

We recognize that a company's involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm's overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.

When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm's compliance with (or contravention of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the firm's current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee.

GOVERNANCE

Declassification of the Board

Glass Lewis believes that classified boards (or "staggered boards") do not serve the best interests of shareholders. Empirical studies have shown that:
(i) companies with classified boards may show a reduction in firm value; (ii) in the context of hostile takeovers, classified boards operate as a takeover defense, which entrenches management, discourages potential acquirers and delivers less return to shareholders; and (iii) companies with classified boards are less likely to receive takeover bids than those with single class boards. Annual election of directors provides increased accountability and requires directors to focus on the interests of shareholders. When companies have classified boards shareholders are deprived of the right to voice annual opinions on the quality of oversight exercised by their representatives.

Given the above, Glass Lewis believes that classified boards are not in the best interests of shareholders and will continue to recommend shareholders support proposals seeking their repeal.

Right of Shareholders to Call a Special Meeting

Glass Lewis strongly believes that shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.

In our case-by-case evaluations, we consider the following:

     o    Company size

     o Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

     o Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

     o Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin-offs, etc.)

     o    Existence of anti-takeover protections or other entrenchment devices

     o Opportunities for shareholder action (e.g., ability to act by written consent)

     o    Existing ability for shareholders to call a special meeting

Right of Shareholders to Act by Written Consent

Glass Lewis strongly supports shareholders' right to act by written consent. The right to act by written consent enables shareholders to take action on important issues that arise between annual meetings. However, we believe such rights should be limited to at least the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote were present and voting.

In addition to evaluating the threshold for which written consent may be used (e.g. majority of votes cast or outstanding), we will consider the following when evaluating such shareholder proposals:

     o    Company size

     o Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

     o Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

     o Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin offs, etc.)

     o    Existence of anti-takeover protections or other entrenchment devices

     o Opportunities for shareholder action (e.g., ability and threshold to call a special meeting)

     o    Existing ability for shareholders to act by written consent

Board Composition

Glass Lewis believes the selection and screening process for identifying suitably qualified candidates for a company's board of directors is one which requires the judgment of many factors, including the balance of skills and talents, the breadth of experience and diversity of candidates and existing board members. Diversity of skills, abilities and points of view can foster the development of a more creative, effective and dynamic board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board, or committee, composition. We believe such matters should be left to a board's nominating committee, which is generally responsible for

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establishing and implementing policies regarding the composition of the board.
Members of this committee may be held accountable through the director election process. However, we will consider supporting reasonable, well-crafted proposals to increase board diversity where there is evidence a board's lack of diversity lead to a decline in shareholder value.

Reimbursement of Solicitation Expenses

Where a dissident shareholder is seeking reimbursement for expenses incurred in waging a contest or submitting a shareholder proposal and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for reasonable expenses. In those rare cases where a shareholder has put his or her own time and money into organizing a successful campaign to unseat a poorly performing director (or directors) or sought support for a shareholder proposal, we feel that the shareholder should be entitled to reimbursement of expenses by other shareholders, via the company. We believe that, in such cases, shareholders express their agreement by virtue of their majority vote for the dissident (or the shareholder proposal) and will share in the expected improvement in company performance.

Majority Vote for the Election of Directors

If a majority vote standard were implemented, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Further, occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests. Glass Lewis will generally support shareholder proposals calling for the election of directors by a majority vote, except for use in contested director elections.

Cumulative Vote for the Election of Directors

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders. However, when a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Given the above, where a company (i) has adopted a true majority vote standard;
(ii) has simultaneously proposed a management-initiated true majority vote standard; or (iii) is simultaneously the target of a true majority vote standard shareholder proposal, Glass Lewis will recommend voting against cumulative voting proposals due to the potential incompatibility of the two election methods.

For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Supermajority Vote Requirements

We believe that a simple majority is appropriate to approve all matters presented to shareholders, and will recommend that shareholders vote accordingly. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. In a takeover

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context supermajority vote requirements can strongly limit the voice of shareholders in making decisions on crucial matters such as selling the business. These limitations in turn may degrade share value and can reduce the possibility of buyout premiums for shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority of shareholders.

Independent Chairman

Glass Lewis views an independent chairman as better able to oversee the executives and set a pro-shareholder agenda in the absence of the conflicts that a CEO, executive insider, or close company affiliate may face. Separating the roles of CEO and chairman may lead to a more proactive and effective board of directors. The presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. We believe that the separation of these two key roles eliminates the conflict of interest that inevitably occurs when a CEO, or other executive, is responsible for self-oversight. As such, we will typically support reasonably crafted shareholder proposals seeking the installation of an independent chairman at a target company. However, we will not support proposals that include overly prescriptive definitions of "independent."

Proxy Access

Shareholders have consistently sought mechanisms through which they could secure a meaningful voice in director elections in recent years. While many of these efforts have centered on regulatory changes at the SEC, the United States Congress and the Obama Administration have placed "Proxy Access" in the spotlight of the U.S. Government's most recent corporate governance-related financial reforms. Regulations allowing or mandating the reimbursement of solicitation expenses for successful board candidates exist and further regulation is pending. A 2009 amendment to the Delaware Corporate Code allows companies to adopt bylaw provisions providing shareholders proxy access.

Further, in July 2010, President Obama signed into law the DODD-FRANK WALL STREET REFORM AND CONSUMER PROTECTION ACT, (the "Dodd-Frank Act"). This Act provides the SEC with the authority to adopt rules permitting shareholders to use issuer proxy solicitation materials to nominate director candidates. The SEC received over 500 comments regarding proposed proxy access, some of which questioned the agency's authority to adopt such a rule. Nonetheless, in August 2010, the SEC adopted final Rule 14A-11, which under certain circumstances, gives shareholders (and shareholder groups) who have collectively held at least 3% of the voting power of a company's securities continuously for at least three years, the right to nominate up to 25% of a board's directors and have such nominees included on a company's ballot and described in its proxy statement. While final Rule 14a-11 was originally scheduled to take effect on November 15, 2010, on October 4, 2010, the SEC announced that it would delay the rule's implementation following the filing of a lawsuit by the U.S. Chamber Of Commerce and the Business Roundtable. In July 2011, the United States Court of Appeals for the District of Columbia ruled against the SEC based on what it perceived to be the SEC's failure to fully consider the costs and the benefits of the proxy access rules. On September 6, 2011, the SEC announced that it would not be seeking rehearing of the decision. However, while rule 14a-11 was vacated, the U.S. Court of Appeals issued a stay on the "private ordering" amendments to Rule 14a-8, meaning that companies are no longer able to exclude shareholder proposals requesting that they adopt procedures to allow for shareholder nominees to be included in proxy statements ("Statement by SEC Chairman Mary L. Schapiro on Proxy Access Ligation." SEC PRESS RELEASE. September 6, 2011).

Glass Lewis will consider supporting well-crafted and reasonable proposals requesting proxy access, as we believe that in some cases, adoption of this provision allows for improved shareholder rights and ensures that shareholders who maintain a long-term interest in the target company have an ability to nominate candidates for the board. Glass Lewis reviews proposals requesting proxy access on a case-by-case basis, and will consider the following in our analysis:

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     o    Company size;

     o The shareholder proponent and their reasoning for putting forth the proposal at the target company;

     o    The percentage ownership requested and holding period requirement;

     o Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.);

     o Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals;

     o Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin-offs, etc.);

     o    Existence of anti-takeover protections or other entrenchment devices;
          and

     o Opportunities for shareholder action (e.g., ability to act by written consent or right to call a special meeting).

ENVIRONMENT

There are significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board's role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Directors should monitor management's performance in mitigating environmental risks attendant with operations in order to eliminate or minimize the risks to the company and shareholders.

When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable. When a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee, or members of a committee specifically charged with sustainability oversight.

With respect to environmental risk, Glass Lewis believes companies should actively consider their exposure to:

Direct environmental risk: Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks are those associated with spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others. Further, firms should consider their exposure to environmental risks emanating from systemic change over which they may have only limited control, such as insurance companies affected by increased storm severity and frequency resulting from climate change.

Risk due to legislation/regulation: Companies should evaluate their exposure to shifts or potential shifts in environmental regulation that affect current and planned operations. Regulation should be carefully monitored in all jurisdictions within which the company operates. We look closely at relevant and proposed legislation and evaluate whether the company has responded appropriately.

Legal and reputational risk: Failure to take action on important issues may carry the risk of damaging negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, in general we believe it is prudent for firms to evaluate social and environmental risk as a necessary part in assessing overall portfolio risk.

If there is a clear showing that a company has inadequately addressed these risks, Glass Lewis may consider supporting appropriately crafted shareholder proposals requesting increased disclosure, board attention or, in limited circumstances, specific actions. In general, however, we believe that boards and management are in the best position to address these important issues, and will only rarely recommend that shareholders supplant their judgment regarding operations.

Climate Change and Green House Gas Emission Disclosure

Glass Lewis will consider recommending a vote in favor of a reasonably crafted proposal to disclose a company's climate change and/or greenhouse gas emission strategies when (i) a company has suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and its resultant regulation and shareholder value at the firm, and/or (iii) the company has inadequately disclosed how it has addressed climate change risks. Further, we will typically recommend supporting proposals seeking disclosure of greenhouse gas emissions at companies operating in carbon- or energy- intensive industries, such basic materials, integrated oil and gas, iron and steel, transportation, utilities, and construction. We are not inclined, however, to support proposals seeking emissions reductions, or proposals seeking the implementation of prescriptive policies relating to climate change.

Sustainability and other Environmentally-Related Reports

When evaluating requests that a firm produce an environmentally-related report, such as a sustainability report or a report on coal combustion waste or hydraulic fracturing, we will consider, among other things:

     o The financial risk to the company from the firm's environmental practices and/or regulation;

     o    The relevant company's current level of disclosure;

     o The level of sustainability information disclosed by the firm's peers;

     o    The industry in which the firm operates;

     o The level and type of sustainability concerns/controversies at the relevant firm, if any;

     o    The time frame within which the relevant report is to be produced;
          and

     o The level of flexibility granted to the board in the implementation of the proposal.

In general, we believe that firms operating in extractive industries should produce reports regarding the risks presented by their environmental activities, and will consider recommending a vote for reasonably crafted proposals requesting that such a report be produced; however, as with all shareholder proposals, we will evaluate these report requests on a case by case basis.

Oil Sands

The procedure required to extract usable crude from oil sands emits significantly more greenhouse gases than do conventional extraction methods. In addition, development of the oil sands has a deleterious effect on the local environment, such as Canada's boreal forests which sequester significant levels of carbon. We believe firms should strongly consider and evaluate exposure to financial, legal and reputational risks associated with investment in oil sands.

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We believe firms should adequately disclose their involvement in the oil sands, including a discussion of exposure to sensitive political and environmental areas. Firms should broadly outline the scope of oil sands operations, describe the commercial methods for producing oil, and discuss the management of greenhouse gas emissions. However, we believe that detailed disclosure of investment assumptions could unintentionally reveal sensitive information regarding operations and business strategy, which would not serve shareholders' interest. We will review all proposals seeking increased disclosure of oil sands operations in the above context, but will typically not support proposals seeking cessation or curtailment of operations.

Sustainable Forestry

Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative ("SFI") and the Forest Stewardship Council ("FSC").

There are nine main principles that comprise the SFI: (i) sustainable forestry;
(ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity;
(vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.

The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples' rights; (iv) community relations and workers' rights; (v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.

Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms' current mix of certified and uncertified paper and the firms' general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.

SOCIAL ISSUES

Non-Discrimination Policies

Companies with records of poor labor relations may face lawsuits, efficiency-draining turnover, poor employee performance, and/or distracting, costly investigations. Moreover, as an increasing number of companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging recruitment, reputational and legal risks. We believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate investor exposure to ongoing financial risk. Where there is clear evidence of employment practices resulting in negative economic exposure, Glass Lewis may support shareholder proposals addressing such risks.

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MacBride Principles

To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:

     1. Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;

     2. Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;


     3. The banning of provocative religious or political emblems from the workplace;

     4. All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;

     5. Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;

     6. The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin;

     7. The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;

     8. The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and

     9. The appointment of senior management staff member to oversee the company's affirmative action efforts and setting up of timetables to carry out affirmative action principles.

Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company's current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm's specific record of labor concerns in Northern Ireland.

Human Rights

Glass Lewis believes explicit policies set out by companies' boards of directors on human rights provides shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in extractive industries and in politically unstable regions. As such, while we typically rely on the expertise of the board on these important policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.


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Military and US Government Business Policies

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where similar disclosure is already mandated by law, unless circumstances exist that warrant the additional disclosure.

Foreign Government Business Policies

Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm's actions outside its home jurisdiction.

Health Care Reform Principles

Health care reform in the United States has long been a contentious political issue and Glass Lewis therefore believes firms must evaluate and mitigate the level of risk to which they may be exposed regarding potential changes in health care legislation. Over the last several years, Glass Lewis has reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:

     o    Health care coverage should be universal;

     o    Health care coverage should be continuous;

     o Health care coverage should be affordable to individuals and families;

     o The health insurance strategy should be affordable and sustainable for society; and

     o Health insurance should enhance health and well-being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered and equitable.

In general, Glass Lewis believes that individual corporate board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. The adoption of a narrow set of principles could limit the board's ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we typically do not support the implementation of national health care reform principles at the company level.

Tobacco

Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products.


                                      B-59
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Reporting Contributions and Political Spending

While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and state-level political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also frequently use trade associations, which are not required to report funds they receive for or spend on political activity, as a means for corporate political action.

Further, in 2010 the Citizens United v. Federal Election Commission decision by the Supreme Court affirmed that corporations are entitled to the same free speech laws as individuals and that it is legal for a corporation to donate to political causes without monetary limit. While the decision did not remove bans on direct contributions to candidates, companies are now able to contribute indirectly, and substantially, to candidates through political organizations. Therefore, it appears companies will enjoy greater latitude in their political actions by this recent decision.

When evaluating whether a requested report would benefit shareholders, Glass Lewis seeks answers to the following three key questions:

     o    Is the Company's disclosure comprehensive and readily accessible?

     o How does the Company's political expenditure policy and disclosure compare to its peers?

     o    What is the Company's current level of oversight?

Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm's current disclosure is insufficient, or if the firm's disclosure is significantly lacking compared to its peers. Further, we will typically recommend voting for proposals requesting reports on lobbying or political contributions and expenditures when there is no explicit board oversight or there is evidence of inadequate board oversight. Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management. We will also consider supporting such proposals when there is verification, or credible allegations, that the company is mismanaging corporate funds through political donations. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against the governance committee members or other responsible directors.

Animal Welfare

Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices, including those related to animal welfare. A high-profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially costly litigation. However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion regarding animal welfare unless there is a clear and documented link between the board's policies and the degradation of shareholder value.


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Internet Censorship

Legal and ethical questions regarding the use and management of the Internet and the worldwide web have been present since access was first made available to the public almost twenty years ago. Prominent among these debates are the issues of privacy, censorship, freedom of expression and freedom of access. Glass Lewis believes that it is prudent for management to assess its potential exposure to risks relating to the internet management and censorship policies. As has been seen at other firms, perceived violation of user privacy or censorship of Internet access can lead to high-profile campaigns that could potentially result in decreased customer bases or potentially costly litigation. In general, however, we believe that management and boards are best equipped to deal with the evolving nature of this issue in various jurisdictions of operation.


















                                      B-61

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                                   EXHIBIT D

                            AlphaSimplex Group, LLC

                                                                      APPENDIX M

                       PROXY VOTING POLICY AND PROCEDURES

                            Adopted October 5, 2004

                        Revised as of December 15, 2009

I. POLICY

The Adviser understands that proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. However, the Adviser provides advice to clients primarily on financial instruments such as futures and forwards, which generally do not have voting rights, and therefore, the Adviser does not expect to vote the proxies of its clients. If the Adviser does vote proxies with respect to the clients' investments, it will vote in a manner that is consistent with what it believes to be the best interests of such clients and in accordance with these policies and procedures.

II. PROXY VOTING PROCEDURES

All proxies received by the Adviser will be sent to the Chief Compliance Officer of the Adviser. The Chief Compliance Officer will:

     (1)  Keep a record of each proxy received; and

     (2)  Notify the President of any unusual or extraordinary items noted.

III. VOTING GUIDELINES

As mentioned above, since the Adviser does not expect to invest in securities that have voting rights, the Adviser does not expect to vote proxies on behalf of its clients. If the Adviser does receive proxies with respect to its clients' investments, it will further develop this Proxy Voting Policy and Procedures and implement additional policies and procedures, as needed, and vote in a manner that consistent with what it believes to be the best interests of such clients.

IV. DISCLOSURE

     (a) The Adviser will disclose in its Form ADV Part II that clients may contact the Chief Compliance Officer, via e-mail or telephone, in order to obtain information on how to request a copy of this policy and procedures. If a client requests this information, the Chief Compliance Officer will prepare a written response to the client along with a copy of this policy and procedures.

     (b) A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser's Form ADV Part II, and will be updated whenever this policy and procedures are updated.


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V. RECORDKEEPING

The Chief Compliance Officer will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

     (1) Copies of this proxy voting policy and procedures, and any amendments thereto.

     (2) A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

     (3) A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

























                                      B-63

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                                   EXHIBIT E

                      AQR CAPITAL MANAGEMENT, LLC ("AQR")

                                  PROXY POLICY

                           (DATE MODIFIED: 3/26/2012)

1. GENERAL

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients' accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser's own interests above those of its clients.

These written policies and procedures are designed to reasonably ensure that AQR votes proxies in the best interest of clients over whom AQR has voting authority; and describes how AQR addresses material conflicts between its interests and those of its clients with respect to proxy voting.

2. PROXY GUIDELINES

Generally, AQR will vote based upon the recommendations of ISS Governance Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. AQR has adopted the Proxy Voting Guidelines employed by ISS for voting proxies. Although ISS' analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision. As a matter of policy, the employees, officers, or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of its Clients.

In addition, unless prior approval is obtained from AQR's CCO the following must be adhered to:

     (a) AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AQR's concerns for its advisory clients' interests and not for an attempt to influence or control management.

     (b) AQR will not announce its voting intentions and the reasons therefore.

     (c) AQR shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

AQR has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR cannot vote proxies. For example:


                                      B-64
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     o    If the cost of voting a proxy outweighs the benefit of voting, AQR may refrain from processing that vote.

     o AQR may not be given enough time to process the vote. For example ISS through no fault of its own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.

     o If AQR has outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although AQR may hold shares on a company's record date, should it sell them prior to the company's meeting date, AQR ultimately may decide not to vote those shares.

     o AQR will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

AQR may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. AQR may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where AQR is not in favor of electing a director and there is no provision for voting against such director.

If an AQR portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR will adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken.

AQR will periodically review the outside party's voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.

3. PROXY PROCEDURES

AQR has engaged ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clients' custodians to ensure that all proxy materials received by the custodians relating to the Clients' portfolio securities are processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with its own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by AQR. The CCO shall supervise the proxy voting process.

Upon request, AQR will furnish a copy of the policies and procedures to the requesting client and information on how the client's proxies were voted.

4. CONFLICTS OF INTEREST

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will


                                      B-65
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review each item referred to by AQR's investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.
























                                      B-66
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                                   EXHIBIT F

BLACKROCK






                                     Proxy voting guidelines for U.S. securities

                                                                      March 2011


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CONTENTS
Introduction                                                              2
Voting guidelines                                                         2
- Boards and directors                                                    2
- Auditors and audit-related issues                                       7
- Capital structure proposals                                             7
- Mergers, asset sales, and other special transactions                    8
- Remuneration and benefits                                              10
- Social, ethical and environmental issues                               12
- General corporate governance matters                                   12


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THESE GUIDELINES SHOULD BE READ IN CONJUNCTION WITH BLACKROCK'S GLOBAL
CORPORATE GOVERNANCE AND ENGAGEMENT PRINCIPLES -- 2011.

INTRODUCTION

BlackRock, Inc. and its subsidiaries (collectively, "BlackRock") seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the "Guidelines") are intended to summarize BlackRock's general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

VOTING GUIDELINES

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

* Boards and directors

* Auditors and audit-related  issues

* Capital structure, mergers, asset sales and other special transactions

* Remuneration and benefits

* Social, ethical and environmental issues

* General corporate governance matters

BOARDS AND DIRECTORS

DIRECTOR ELECTIONS

BlackRock generally supports board nominees in most uncontested elections. BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

* The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the

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proposals, in our view, have a direct and substantial impact on shareholders'
fundamental rights or long-term   economic interests.

* The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

* An insider or affiliated outsider who sits on any of the board's key committees (i.e., audit, compensation, nominating and governance), which we believe generally should be entirely independent. However, BlackRock will examine a board's complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U. S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

* Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

* Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

* Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

* Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

* The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

* The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

* Where BlackRock obtains evidence that casts significant doubt on a director's qualifications or ability to represent shareholders.

* Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

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*        Where a director has a pattern over a period of years of attending less than 75% of combined board and applicable key committee meetings.

* Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as "over-boarding") . While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is: 1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

DIRECTOR INDEPENDENCE

We expect that a board should be majority independent. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence in the U.S. include but are not limited to:

* Employment by the company or a subsidiary as a senior executive within the previous five years

*        Status as a founder of the company

* Substantial business or personal relationships with the company or the company's senior executives within the past three years

*        Family relationships with senior executives of the company

*        An equity ownership in the company in excess of 20%

AGE LIMITS / TERM LIMITS

We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

BOARD SIZE

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board's effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

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CLASSIFIED BOARD OF DIRECTORS/STAGGERED TERMS

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders' right to evaluate promptly a board's performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see "Director elections" for additional detail). Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

CONTESTED DIRECTOR ELECTIONS

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates. Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company's strategy or address failures in the board's oversight of management. The details of proxy contests are assessed on a case-by-case basis. We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident's and management's plans; the likelihood that the dissident's solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long term shareholder value.

CUMULATIVE VOTING FOR DIRECTORS

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. We may support cumulative voting proposals at companies where the board is not majority independent.

DIRECTOR COMPENSATION AND EQUITY PROGRAMS

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company's long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of

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company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company's and director's unique circumstances. As discussed in further detail under the heading "Equity compensation plans" below, we believe that companies should prohibit directors from engaging in transactions with respect to their long term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company's ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

MAJORITY VOTE REQUIREMENTS

BlackRock generally supports proposals seeking to require director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast, and we believe that such a requirement can be generally equivalent to a majority voting regime. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

SEPARATION OF CHAIRMAN AND CEO POSITIONS

We believe that independent leadership is important in the board room. In the US there are two commonly accepted structures for independent board leadership:
1) an independent chairman; or 2) a lead independent director. We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to: 1) set board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.

SHAREHOLDER ACCESS TO THE PROXY

We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders' ability to participate meaningfully in

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the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.

AUDITORS AND AUDIT-RELATED ISSUES

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company's financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee's members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

CAPITAL STRUCTURE PROPOSALS

BLANK CHECK PREFERRED

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board's discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

EQUAL VOTING RIGHTS

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

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However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company's history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

INCREASE IN AUTHORIZED COMMON SHARES

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company's history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm's business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

INCREASE OR ISSUANCE OF PREFERRED STOCK

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

STOCK SPLITS AND REVERSE STOCK SPLITS

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (E.G. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company's authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

MERGERS, ASSET SALES, AND OTHER SPECIAL TRANSACTIONS

In reviewing merger and asset sale proposals, BlackRock's primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

* For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company's trading price. In order to filter out the effects of pre-merger news leaks on the parties' share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the

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         parties' financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.

*        There should be a favorable business reason for the combination.

*        Unanimous board approval and arm's-length negotiations are preferred.
         We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm's-length bidding process. We may also consider whether executive and/or board members' financial interests in a given transaction appear likely to affect their ability to place shareholders' interests before their own.

* We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

POISON PILL PLANS

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable 'qualifying offer clause.' Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

REIMBURSEMENT OF EXPENSES FOR SUCCESSFUL SHAREHOLDER CAMPAIGNS

Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

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REMUNERATION AND BENEFITS

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company's history suggests that the issue raised is not likely to present a problem for that company.

ADVISORY RESOLUTIONS ON EXECUTIVE COMPENSATION ("SAY ON PAY")

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. We also believe that shareholders can express concern regarding executive compensation practices through their vote on directors, and our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee. As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

ADVISORY VOTES ON THE FREQUENCY OF SAY ON PAY RESOLUTIONS ("SAY WHEN ON PAY")

BlackRock will generally opt for a triennial vote on Say on Pay. We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee. As a result, it is not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder's vote on Compensation Committee members.

CLAW BACK PROPOSALS

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive's role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

EMPLOYEE STOCK PURCHASE PLANS

An employee stock purchase plan ("ESPP") gives the issuer's employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees' interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment

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under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

EQUITY COMPENSATION PLANS

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.

Our evaluation of equity compensation plans in a post-expensing environment is based on a company's executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain "evergreen" provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

GOLDEN PARACHUTES

Golden parachutes provide for compensation to management in the event of a change in control.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive's current compensation.

We generally view golden parachutes as encouragement to management to consider proposals that might be beneficial to shareholders. When determining whether to support or oppose an advisory vote on a golden parachute plan ("Say on Golden Parachutes"), we normally support the plan unless there is clear evidence of excess or abuse.

OPTION EXCHANGES

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.

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PAY-FOR-PERFORMANCE PLANS

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company's top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

PAY-FOR-SUPERIOR-PERFORMANCE

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company's compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans ("SERP") agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

SOCIAL, ETHICAL AND ENVIRONMENTAL ISSUES

See "Global Corporate Governance and Engagement Principles."

GENERAL CORPORATE GOVERNANCE MATTERS

ADJOURN MEETING TO SOLICIT ADDITIONAL VOTES

We generally support such proposals when the agenda contains items that we judge to be in shareholders' best long-term economic interests.

BUNDLED PROPOSALS

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

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CONFIDENTIAL VOTING

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

OTHER BUSINESS

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

REINCORPORATION

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

SHAREHOLDERS' RIGHT TO ACT BY WRITTEN CONSENT

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to initiate the consent solicitation process, and support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent. We believe that such thresholds are necessary in order to avoid the waste of corporate resources in addressing narrowly supported interests. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or recommends thresholds for action that we believe are too low.

SHAREHOLDERS' RIGHT TO CALL A SPECIAL MEETING

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others.

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SIMPLE MAJORITY VOTING

We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders' ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.





















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                                      B-67

                                   EXHIBIT G

                         ClariVest Asset Management LLC

A. PROXY VOTING

                        Implementation Date: April 2012
______________________________________________________________________________

ISSUE

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to Client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request. Lastly, the Rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.

ClariVest votes proxies for its Clients unless requested otherwise, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

POTENTIAL RISKS

In developing these policies and procedures, ClariVest considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:

     o ClariVest does not maintain a written proxy voting policy as required by Rule 206(4)-6.

     o    Proxies are not voted in Clients' best interests.

     o    Proxies are not identified and voted in a timely manner.

     o Conflicts between ClariVest's interests and the Client are not identified; therefore, proxies are not voted appropriately.

     o The third-party proxy voting service utilized by ClariVest is not independent.

     o Proxy voting records and Client requests to review proxy votes are not maintained.

ClariVest has established the following guidelines to effectuate and monitor its proxy voting policy and procedures.

POLICY

It is the policy of ClariVest to vote proxies in the interest of maximizing value for ClariVest's Clients. Proxies are an asset of a Client, which should be treated by ClariVest with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, ClariVest will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory Client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the Client's cost.

The staff of the Securities and Exchange Commission has issued interpretive guidance on investment advisers that use the recommendations of independent third parties to vote Client proxies in its letter to Egan-Jones Proxy Services (pub. Avail. May 27, 2004). The interpretive letter addresses what is meant by "independent third party." The letter states that a third party generally would be independent of an investment adviser if that person is free from influence or any incentive to recommend that the proxies should be voted in anyone's interest other than the adviser's Clients. ClariVest has retained RiskMetrics Group ("RMG"), and generally follows their recommendation when voting proxies. ClariVest determined that it is appropriate to follow the voting recommendations of RMG because ClariVest believes that RMG (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of ClariVest's Clients.

The interpretive letter also discusses conflicts of interest that can arise from the proxy voting firm's relationships with issuers. When the proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser's proxy voting procedures should require a proxy voting firm to disclose to the adviser any relevant facts concerning the firm's relationship with the issuer, such as the amount of the compensation that the firm has received or will receive. That information will enable the investment adviser to determine whether the proxy voting firm can make voting recommendations in an impartial manner and in the best interests of the Clients, or whether the adviser needs to take other steps to vote the proxies.

PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

These proxy voting procedures are designed to enable ClariVest to resolve material conflicts of interests with Clients before voting their proxies.

     1. ClariVest shall maintain a list of all Clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Operations Manager who will obtain proxy voting information from Client agreements.

     2. ClariVest shall work with the Client to ensure that RMG is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms (including a letter of authorization) of broker-dealers/custodians will state that RMG should receive this documentation.

     3. ClariVest subscribes to the RMG proxy voting service. This browser-based proxy voting system automates the physical paper handling and detailed recordkeeping needs of ClariVest's proxy voting function. RMG also provides independent recommendations with respect to each proxy vote.

     4. As a default, proxies are generally voted by RMG in accordance with RMG recommendations. However, ClariVest retains ultimate decision making authority with respect to the voting of Client proxies and reserves the right to override RMG recommendations.

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     5.   For any Client who has provided specific voting instruction, the
          Operations Manager shall vote that Client's proxy in accordance with the Client's written instructions.

     6. The Operations Manager will provide any proxy solicitation information and materials that he may receive to the appropriate personnel of RMG for their review and consideration.

     7. As noted by the SEC in Release 2106, the fiduciary duty that ClariVest owes its Clients prohibits the adoption of a policy to enter default proxy votes in favor of management. Thus, ClariVest shall review all Client proxies in accordance with the general principles outlined above.

     8. ClariVest's investment personnel shall be responsible for making voting decisions with respect to all Client proxies, where a proxy is not voted in accordance with RMG recommendations. Such decisions shall then be provided to the Operations Manager who will then ensure that such proxy votes are submitted in a timely manner.

     9. The Operations Manager may delegate the actual voting of Client proxies to any of ClariVest's employees who are familiar with RMG's service.

     10. ClariVest is not required to vote every Client proxy and refraining from voting should not necessarily be construed as a violation of ClariVest's fiduciary obligations. ClariVest shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the Client's best interest, such as when an adviser's analysis of a particular Client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the Client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL.

     11. The Operations Manager shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which ClariVest believe it may be in its Clients' best interest for ClariVest not to vote a particular proxy. The Operations Manager shall maintain documentation of any cost-benefit analysis with respect to Client proxies that are NOT voted by ClariVest.

     12. The Operations Manager will report any attempts by any of ClariVest personnel to influence the voting of Client proxies in a manner that is inconsistent with ClariVest's Policy. Such report shall be made to the CCO, or if the CCO is the person attempting to influence the voting, then to the CEO.

     13. Proxies received after the termination date of a Client relationship will not be voted. Such proxies should be delivered to the last known address of the Client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named Client should not be delivered to ClariVest.

     14. The Operations Manager, with the assistance of the CCO, will reasonably try to assess any material conflicts between ClariVest's interests and those of its Clients with respect to proxy voting (where a proxy is not voted in accordance with RMG recommendations) by considering the situations identified in the CONFLICTS OF INTEREST section of this document.

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CONFLICTS OF INTEREST

     1. GENERAL: As noted previously, ClariVest will vote its Clients' proxies in the best interest of its Clients and not its own. In voting Client proxies, ClariVest shall avoid material conflicts of interest between the interests of ClariVest on the one hand and the interests of its Clients on the other.

     2. POTENTIAL MATERIAL CONFLICTS OF INTEREST: ClariVest is aware of the following potential material conflicts that could affect ClariVest's proxy voting process in the future. It should be noted that these potential conflicts have been listed for informational purposes only and do not include all of the potential conflicts of interest that an adviser might face in voting Client proxies. ClariVest acknowledges that the existence of a relationship of the types discussed below, even in the absence of any active efforts to solicit or influence ClariVest, with respect to a proxy vote related to such relationship is sufficient for a material conflict to exist.

          o EXAMPLE CONFLICT: ClariVest retains an institutional Client, or is in the process of retaining an institutional Client that is affiliated with an issuer that is held in ClariVest's Client portfolios. For example, ClariVest may be retained to manage Company A's pension fund. Company A is a public company and ClariVest Client accounts hold shares of Company A. This type of relationship may influence ClariVest to vote with management on proxies to gain favor with management. Such favor may influence Company A's decision to continue its advisory relationship with ClariVest.

          o EXAMPLE CONFLICT: ClariVest retains a Client, or is in the process of retaining a Client that is an officer or director of an issuer that is held in ClariVest's Client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

          o EXAMPLE CONFLICT: ClariVest's Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in ClariVest's Client portfolios. The spouse could attempt to influence ClariVest to vote in favor of management.

          o EXAMPLE CONFLICT: ClariVest or an Employee(s) personally owns a significant number of an issuer's securities that are also held in ClariVest's Client portfolios. For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence ClariVest to vote proxies in contradiction to the policy.

          o CONFLICT: ClariVest or its affiliate has a financial interest in the outcome of a vote, such as when ClariVest receives distribution fees (i.e., Rule 12b-1 fees) from registered mutual funds that are maintained in Client accounts and the proxy relates to an increase in 12b-1 fees.


     3. DETERMINING THE MATERIALITY OF CONFLICTS OF INTEREST: Determinations as to whether a conflict of interest is material will be made after internal discussion among the CCO, the Portfolio Manager(s) for the affected Clients and the Operations Manager. Among the factors to be considered in determining the materiality of a conflict include whether the relevant Client relationship accounts for a significant percentage of ClariVest's annual revenues, or the percentage of ClariVest's assets that is invested with a particular issuer. Materiality determinations are fact based, and will depend on the details of a particular situation. Whether a particular conflict of interest is deemed material will be based on the likelihood that the conflict might cause a proxy to be voted in a manner that was not in the best interests of ClariVest's Clients. All materiality deliberations will be memorialized in writing by the Operations Manager.

          If the committee determines that the conflict in question is not material, ClariVest will vote the proxy in accordance with the policies stated herein. If a conflict is judged material, ClariVest will consider RMG's recommendation or, at its expense, engage the services of legal counsel who will provide an independent recommendation on the direction in which ClariVest should vote on the proposal. The proxy voting service's or consultant's determination will be binding on ClariVest.

PROCEDURES FOR CLARIVEST'S RECEIPT OF CLASS ACTIONS

ClariVest recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, clients who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

Unless otherwise agreed with a Client, if "Class Action" documents are received by ClariVest for its Clients, ClariVest will gather the materials it has and forward to the Client, to enable the Client to file the "Class Action" at the Client's discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that ClariVest may not be qualified to make for the Client. Therefore, unless otherwise agreed with a Client, ClariVest will not file "Class Actions" on behalf of a Client.

RECORDKEEPING

ClariVest will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Operations Manager will be responsible for the following procedures and for ensuring that the required documentation is retained.

CLIENT REQUEST TO REVIEW PROXY VOTES:

     o Any request, whether written (including e-mail) or oral, received by any Employee of ClariVest, must be promptly reported to the CCO and/or Operations Manager. All written requests must be retained in the permanent file.

     o The Operations Manager will record the identity of the Client, the date of the request, and the action taken as a result of the request, in a suitable place.

     o Furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to Client's written (including e-mail) or oral request. Unless maintained electronically, a copy of the written response should be attached and maintained with the Client's written request, if applicable and maintained in the permanent file.

     o Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES:

     o Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

          NOTE: ClariVest is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

PROXY VOTING RECORDS:

     o    A record of how ClariVest voted client Proxies.

     o Documents prepared or created by ClariVest that were material to making a decision on how to vote, or that memorialized the basis for the decision.

     o Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

DISCLOSURE

ClariVest will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how ClariVest voted their securities.

PROXY SOLICITATION

As a matter of practice, it is ClariVest's policy to not reveal or disclose to any Client how ClariVest may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting. ClariVest will never disclose such information to unrelated third parties.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of Clients. At no time may any Employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

RESPONSIBILITY

The Operations Manager is responsible for supervising the proxy voting process and maintaining the records, in each case as described above.

                                   EXHIBIT H

                          CRAMER ROSENTHAL MCGLYNN LLC
                       PROXY VOTING POLICY AND PROCEDURES
                               (Updated May 2012)

In most cases, CRM clients have delegated to the Firm the authority to vote proxies relating to equity securities on their behalf. In exercising its voting obligations, CRM is guided by general fiduciary principles. It must act prudently, solely in the interest of clients, and for the purpose of providing benefits to such clients. The CRM Compliance Committee (the "Compliance Committee") has determined that these Policies and Procedures for Proxy Voting (these "Policies") are reasonably designed to assure that CRM votes client proxies in the best interest of clients and to provide clients with information about how their proxies are voted. In addition, these Policies are designed to satisfy CRM's obligations under Rule 206(4)-7 under the Advisers Act.

PROXY VOTING PROCESS

CRM's policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM will consider the factors that could affect the value of a Fund's investment in its determination on a vote. CRM has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. CRM's proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

THE VOTING PROCESS

REVIEW OF PROXY SOLICITATION MATERIALS/INDEPENDENT RECOMMENDATIONS

CRM receives proxy materials through an independent third party, Institutional Shareholder Services ("ISS"). ISS provides analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value. ISS's voting recommendations cover three categories: (i) voting recommendations for social and environmental shareholder proposals; (ii) voting recommendations for "Taft-Hartley" accounts that are in the best long-term economic interest of plan participants and beneficiaries conforming to AFL-CIO voting guidelines;(1) and (iii) voting recommendations intended to generally maximize shareholder value.

In determining how to vote on a proxy issue, CRM will consider ISS analysis and recommendations, as well as the portfolio manager's own knowledge of the company (including its management, operations, industry and the particular proxy issue) in rendering a decision, with the exception of separately-managed Taft-Hartley or accounts where the client specifically directs CRM to vote in a "socially responsible" manner; in these cases CRM would generally follow the particular ISS recommendations for that category.

------------
(1) CRM receives an analysis intended to protect plan assets as required by the U.S. Department of Labor and the Employees Retirement Income Security Act of 1974 ("ERISA").

ISS STANDARD PROXY VOTING GUIDELINES SUMMARY

The following is a summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines), which form the substantive basis of CRM's Policy on Proxy Voting.(2) As described above, CRM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent.

     o    Fees for non-audit services are excessive, or

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a case-by-case basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be considered in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CRO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

------------
(2) The full ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request.

SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETING

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholder to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote against proposals to require a supermajority shareholder vote.

Vote for proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote for proposals to eliminate cumulative voting.

Vote against proposals that require cumulative voting.

CONFIDENTIAL VOTING

Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspector of election, as long as the proposal includes a provision for proxy contents as follows: IN the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the factors that include the long-term financial performance, management's track record, qualification of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote case-by-case. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

MERGERS AND CORPORATE RESTRUCTURINGS

Vote case-by-case on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

PREFERRED STOCK

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock). Vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

MANAGEMENT COMPENSATION

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a case-by-case basis, using a proprietary, quantitative model developed by ISS.

EMPLOYEE, STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a case-by-case basis.

SHAREHOLDER PROPOSALS

Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, and would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

ADVISORY VOTE ON SAY ON PAY FREQUENCY

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS

Votes on management proposals seeking to re-price options are evaluated on a case-by-case basis giving consideration to: historic trading patterns rationale for re-pricing, value-for-value exchange, options vesting, term of the options, exercise price, and participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a case-by-case basis.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business and workplace diversity. In general, vote case-by-case. While a wide variety of factors are considered, the primary focus is on how the proposal will enhance the economic value of the company.

SECURITIES ON LOAN

Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process; securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on "loan" as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.

CLIENTS WHO VOTE THEIR OWN PROXIES

CRM clients may retain the authority to vote their own proxies in their discretion.

CONFLICTS AND POTENTIAL CONFLICTS OF INTEREST

CRM's proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. When a conflict or potential conflict has been identified, CRM will generally vote the proxy as recommended by ISS, subject to a review by the CRM Compliance Committee indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

DISCLOSURE

CRM, in its written brochure required under Rule 204-3 (the "Form ADV") shall describe: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client's proxies; and (iii) how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.

RECORDKEEPING

CRM shall retain the following books and records in, as appropriate, electronic or hard copy form: (i) a copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the Securities and Exchange Commission), (ii) a record of each vote cast on behalf of clients, (iii) internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to vote proxies other than in accordance with ISS recommendations, (iv) copies of written client requests for proxy voting records and of the Firm's written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client, and (v) with respect to votes cast for securities held in any registered investment company, records of CUSIP numbers.

Records for the CRM Mutual Fund Trust shall be recorded and maintained by the Trust.

The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end for the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM.

                                   EXHIBIT I

                        DRIEHAUS CAPITAL MANAGEMENT LLC

                              PROXY VOTING POLICY

For those clients for whom Driehaus Capital Management LLC ("DCM") has undertaken to vote proxies, DCM retains the final authority and responsibility for such voting. On behalf of our valued clients, DCM:

     1) provides the client with a written summary of its proxy voting policy, and the complete proxy voting policy upon request;

     2)   discloses to the client how to obtain voting information;

     3)   applies the proxy voting policy consistently;

     4)   documents the reasons for voting;

     5) maintains records of voting activities for clients and regulating authorities; and

     6) votes securities based on a pre-determined voting policy, based on the recommendations of an independent third-party to avoid conflicts of interest with DCM..

VOTING POLICY

As an investment adviser, DCM is a fiduciary that owes each client the duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. The duty of care requires an investment adviser with proxy voting authority to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, the investment adviser must cast the proxy votes in a manner consistent with the best interests of its clients and must not subrogate client interests to its own. Under the Employee Retirement Income Security Act ("ERISA"), an investment manager to whom the named plan fiduciary has delegated the authority to manage plan assets and to vote proxies: (i) must consider those factors that may affect the value of the plan's investment; (ii) must act solely in the interest of plan participants and beneficiaries; and (iii) must discharge its duties with "care, skill, prudence and diligence." Thus, the investment manager's proxy voting decisions must be based on the economic impact of the proposal on the value of the plan's investment and the best interests of the plan.

ISS GOVERNANCE SERVICES GROUP

In order to facilitate the proxy voting process, DCM has retained ISS Governance Services, a direct wholly-owned subsidiary of RiskMetrics Group ("ISS"), to provide DCM with in-depth proxy research, vote recommendations and execution, and the record keeping required as part of the management of a client account. ISS is an investment adviser that specializes in providing a variety of fiduciary-level services related to proxy voting. DCM has ascertained that ISS has the capacity and competency to analyze proxy issues and to make vote recommendations in an impartial manner and in the best interests of DCM's clients. In addition to analyses, ISS delivers to DCM voting reports that reflect voting activities for DCM's clients, enabling the clients to monitor voting activities performed by DCM.

ISS' PROXY VOTING PROCEDURES AND GUIDELINES

ISS' process of voting and maintaining records first involves the coding of every company proxy ballot voted. Coding entails the identification of each issue on the ballot. ISS uses a proprietary coding system of individually identified issues. ISS performs company by company analysis, which means that all votes are reviewed on a case-by-case basis and no issues are considered routine. Each issue will be considered in the context of the company under review.

The following are the general voting parameters that ISS follows on various types of issues when there are no company-specific reasons for voting to the contrary. DCM generally follows ISS' recommendations in accordance with these guidelines and does not use its discretion in the proxy voting decision. This allows client proxies to be voted in the clients' best interests and in accordance with a predetermined policy based upon recommendations of an independent third party, and is not affected by any potential or actual conflict of interest of DCM. DCM annually, and more frequently if necessary, reviews ISS' policies and procedures regarding any potential conflicts of interest when making vote recommendations to determine that ISS is acting impartially.

I. GUIDELINES FOR DOMESTIC SECURITIES (securities traded in the U.S., including American Depositary Receipts and U.S. traded foreign stocks)

     A.   OPERATIONAL ITEMS

          ADJOURN MEETING

               Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

               Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

          AMEND QUORUM REQUIREMENTS

               Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

          AMEND MINOR BYLAWS

               Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

          AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

               Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to, the terms of the auditor agreement, the degree to which these agreements impact shareholders' rights, motivation and rationale for establishing the agreements, quality of disclosure and historical practices in the audit area.

               WITHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

          AUDITOR RATIFICATION

               Vote FOR proposals to ratify auditors, unless any of the following apply: an auditor has a financial interest in or association with the company, and is therefore not independent; poor accounting practices are identified that rise to a serious level of concern, such as fraud, misapplication of GAAP, material weaknesses identified in Section 404 disclosures; fees for non-audit services are excessive; or there is reason to believe that the independent auditor has rendered an inaccurate opinion.

               Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

               Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

          CHANGE COMPANY NAME

               Vote FOR proposals to change the corporate name.

          CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

               Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

               Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

          TRANSACT OTHER BUSINESS

               Vote AGAINST proposals to approve other business when it appears as voting item.

     B. BOARD OF DIRECTORS

          VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

               Votes on director nominees should be made on a CASE-BY-CASE basis.

               Vote AGAINST or WITHHOLD from individual directors who attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company), sit on more than six public company boards or are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

               Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

                    o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

                    o The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

                    o The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

                    o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

                    o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

                    o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

                    o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

                    o The board lacks accountability and oversight, coupled with a sustained performance relative to its peers.

                    o The company is a Russell 3000 company sustained poor performance as measured by one- and three-year total shareholder returns in the bottom half of a company's industry group (GICS group);

                    o The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable.

               Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors when:

                    o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

                    o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

                    o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

                    o    The full board is less than majority independent.

               Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

                    o    The non-audit fees paid to the auditor are excessive;

                    o The company receives an adverse opinion on the company's financial statements from its auditors; or

                    o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

               Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

               Vote AGAINST or WITHHOLD from the members of the Compensation Committee if there is a negative correlation between the chief executive's pay and company performance, if the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan, the company fails to submit one-time transfers of stock options to a shareholder vote or to fulfill the terms of a burn rate commitment they made to shareholders, the company has backdated options or poor compensation practices.

               Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

          AGE LIMITS

               Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

          BOARD SIZE

               Vote FOR proposals seeking to fix the board size or designate a range for the board size.

               Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

          CLASSIFICATION/DECLASSIFICATION OF THE BOARD

               Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

          CUMULATIVE VOTING

               Generally vote AGAINST proposals to eliminate cumulative voting.

               Generally vote FOR proposals to restore or provide for cumulative voting unless:

                    o The company has proxy access or a similar structure to allow shareholders to nominate directors to the company's ballot; and

                    o The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

               Vote FOR proposals for cumulative voting at controlled companies (insider voting power greater than 50%).

          DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

               Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

               Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

               Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

               Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e., "permissive indemnification") but that previously the company was not required to indemnify.

               Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

                    o If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

                    o    If only the director's legal expenses would be covered.

          ESTABLISH/AMEND NOMINEE QUALIFICATIONS

               Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

               Vote AGAINST shareholder proposals requiring two candidates per board seat.

          ESTABLISHMENT OF BOARD COMMITTEES SHAREHOLDER PROPOSALS

               Generally vote AGAINST shareholder proposals to establish a new standing board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company's flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

                    o Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

                    o Level of disclosure regarding the issue for which board oversight is sought;

                    o Company performance related to the issue for which board oversight is sought;

                    o Board committee structure compared to that of other companies in its industry sector; and/or

                    o    The scope and structure of the proposal.

          ESTABLISHMENT OF BOARD POLICY ON SHAREHOLDER ENGAGEMENT

               Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

                    o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

                    o Effectively disclosed information with respect to this structure to its shareholders;

                    o Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

                    o The company has an independent chairman or a lead director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

          FILLING VACANCIES/REMOVAL OF DIRECTORS

               Vote AGAINST proposals that provide that directors may be removed only for cause.

               Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

               Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

               Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

          INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

               Generally vote FOR shareholder proposals requiring that the position of chairman be filled by an independent director unless the company maintains the following counterbalancing governance structure:

                    o Designated lead director elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these duties should include: preside at all meetings of the board at which the chairman is not present; serve as liaison between the chairman and the independent directors; approve information sent to the board; approve meeting agendas for the board; approve meeting schedules; has the authority to call meetings of the independent directors; if requested by major shareholders, ensure that he is available for consultations and direct communication;

                    o    Two-thirds independent board;

                    o    All-independent key committees;

                    o    Established governance guidelines;

                    o    The company does not under perform its peers; and

                    o The company does not have any problematic governance issues.

          MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

               Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider.

               Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

          MAJORITY VOTE SHAREHOLDER PROPOSALS

               Generally vote FOR reasonable shareholder proposals calling for directors to be elected with an affirmative majority of votes cast (including precatory and binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Companies are strongly encouraged to also adopt a director resignation policy that will provide guidelines to address the situation of a holdover director.

          OPEN ACCESS

               Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

                    o    The ownership threshold proposed in the resolution;

                    o The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

          PERFORMANCE EVALUATION FOR DIRECTORS

               Vote AGAINST or WITHHOLD from directors nominees of Russell 3000 companies if board lacks accountability and oversight coupled with underperformed relative to their industry peers. The criterion used to measure such underperformance is the one- and three-year total shareholder returns in the bottom half of a company's GICS industry group.

          STOCK OWNERSHIP REQUIREMENTS

               Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

               Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

          VOTE NO CAMPAIGNS

               In cases when companies are targeted in connection with public "vote no" campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. In issuing vote recommendations, consider arguments submitted by shareholders and other publicly-available information.

          TERM LIMITS

               Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

     C. PROXY CONTESTS

          VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

               Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering: the long-term financial performance; management's track record: qualifications of director nominees (both slates): background to the proxy contest: strategic plan of dissident slate and quality of critique against management: likelihood that the proposed goals and objectives can be achieved (both slates); and stock ownership positions.

          REIMBURSING PROXY SOLICITATION EXPENSES

               Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. Where ISS recommends in favor of the dissidents, it also recommends voting FOR reimbursing proxy solicitation expenses associated with the election.

               Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

                    o The election of fewer than 50% of the directors to be elected is contested in the election;

                    o    One or more of the dissident's candidates is elected;

                    o Shareholders are not permitted to cumulate their votes for directors; and

                    o The election occurred, and the expenses were incurred, after the adoption of this bylaw.

          CONFIDENTIAL VOTING

               Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

               Vote FOR management proposals to adopt confidential voting.

     D. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

          ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

               Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

          AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

               Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

                    o Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

          POISON PILLS

               Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or
               (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

                    o    Shareholders have approved the adoption of the plan; or

                    o The board determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay of seeking shareholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under the fiduciary out will require a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

               Vote FOR shareholder proposals calling for poison pills to be put to a vote less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

               Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan, including no lower than a 20% trigger, flip-in or flip-over, a term of no more than three years, no dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill, and shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10% of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

               In addition, vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-BY-CASE basis) if the board adopts or renews a poison pill with out shareholder approval, does not commit to putting it to a shareholder vote within twelve months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for that issue.

          SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

               Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

               Vote FOR proposals to allow or make easier shareholder action by written consent.

          SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

               Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

               Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

          SUPERMAJORITY VOTE REQUIREMENTS

               Vote AGAINST proposals to require a supermajority shareholder vote.

               Vote FOR proposals to lower supermajority vote requirements.

     E. MERGERS AND CORPORATE RESTRUCTURINGS

          OVERALL APPROACH

               For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

                    o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

               While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

                    o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

                    o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

               Management should also have a favorable track record of successful integration of historical acquisitions.

                    o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

                    o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

                    o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

          APPRAISAL RIGHTS

               Vote FOR proposals to restore, or provide shareholders with rights of appraisal.

          ASSET PURCHASES

               Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

                    o    Purchase price;

                    o    Fairness opinion;

                    o    Financial and strategic benefits;

                    o    How the deal was negotiated;

                    o    Conflicts of interest;

                    o    Other alternatives for the business;

                    o    Non-completion risk.

          ASSET SALES

               Vote CASE-BY-CASE on asset sales, considering the following factors:

                    o    Impact on the balance sheet/working capital;

                    o    Potential elimination of diseconomies;

                    o    Anticipated financial and operating benefits;

                    o    Anticipated use of funds;

                    o    Value received for the asset;

                    o    Fairness opinion;

                    o    How the deal was negotiated;

                    o    Conflicts of interest.

          BUNDLED PROPOSALS

               Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

          CONVERSION OF SECURITIES

               Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

          CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

               Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

                    o    Dilution to existing shareholders' position;

                    o    Terms of the offer;

                    o    Financial issues;

                    o    Management's efforts to pursue other alternatives;

                    o    Control issues;

                    o    Conflicts of interest.

               Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          FORMATION OF HOLDING COMPANY

               Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

                    o    The reasons for the change;

                    o    Any financial or tax benefits;

                    o    Regulatory benefits;

                    o    Increases in capital structure;

                    o Changes to the articles of incorporation or bylaws of the company.

               Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

                    o Increases in common or preferred stock in excess of the allowable maximum;

                    o    Adverse changes in shareholder rights.

          GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND
          GOING DARK)

               Vote CASE-BY-CASE on going private transactions, taking into account the following:

                    o    Offer price/premium;

                    o    Fairness opinion;

                    o    How the deal was negotiated;

                    o    Conflicts of interest;

                    o    Other alternatives/offers considered; and

                    o    Non-completion risk.

               Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

                    o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock); and

                    o Whether the interests of continuing and cashed-out shareholders are balanced.

          JOINT VENTURES

               Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

                    o    Percentage of assets/business contributed;

                    o    Percentage ownership;

                    o    Financial and strategic benefits;

                    o    Governance structure;

                    o    Conflicts of interest;

                    o    Other alternatives;

                    o    Noncompletion risk.

          LIQUIDATIONS

               Vote CASE-BY-CASE on liquidations, taking into account the following:

                    o    Management's efforts to pursue other alternatives;

                    o    Appraisal value of assets; and

                    o The compensation plan for executives managing the liquidation.

               Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

          MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

               Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate
               Restructurings: Overall Approach."

          PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

               Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

                    o    Dilution to existing shareholders' position;

                    o    Terms of the offer;

                    o    Financial issues;

                    o    Management's efforts to pursue other alternatives;

                    o    Control issues;

                    o    Conflicts of interest; and

                    o    Market reaction.

               Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

          SPECIAL PURPOSE ACQUISITION CORPORATIONS (SPACS)

               Vote on a CASE-BY-CASE basis on SPAC mergers and acquisitions taking into account the following:

                    o Valuation -- Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

                    o Market reaction -- How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

                    o Deal timing -- A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

                    o Negotiations and process -- What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

                    o Conflicts of interest -- How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

                    o Voting agreements -- Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

                    o    Governance -- What is the impact of having the SPAC
                         CEO or founder on key committees following the proposed merger?

          SPINOFFS

               Vote CASE-BY-CASE on spin-offs, considering:

                    o    Tax and regulatory advantages;

                    o    Planned use of the sale proceeds;

                    o    Valuation of spinoff;

                    o    Fairness opinion;

                    o    Benefits to the parent company;

                    o    Conflicts of interest;

                    o    Managerial incentives;

                    o    Corporate governance changes;

                    o    Changes in the capital structure.

          VALUE MAXIMIZATION PROPOSALS

               Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

                    o    Prolonged poor performance with no turnaround in sight;

                    o    Signs of entrenched board and management;

                    o    Strategic plan in place for improving value;

                    o Likelihood of receiving reasonable value in a sale or dissolution; and

                    o Whether company is actively exploring its strategic options, including retaining a financial advisor.

     F. STATE OF INCORPORATION

          CONTROL SHARE ACQUISITION PROVISIONS

               Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

               Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

               Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

               Vote FOR proposals to restore voting rights to the control shares.

          CONTROL SHARE CASH-OUT PROVISIONS

               Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

               Vote FOR proposals to opt out of control share cash-out statutes.

          DISGORGEMENT PROVISIONS

               Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back; to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

               Vote FOR proposals to opt out of state disgorgement provisions.

          FAIR PRICE PROVISIONS

               Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

               Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

          FREEZE-OUT PROVISIONS

               Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

          GREENMAIL

               Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

               Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

               Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

          REINCORPORATION PROPOSALS

               Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the economic benefits and jurisdictional laws.

               Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

          STAKEHOLDER PROVISIONS

               Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

          STATE ANTITAKEOVER STATUTES

               Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

     G. CAPITAL STRUCTURE

          ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

               Vote FOR management proposals to reduce the par value of common stock.

          COMMON STOCK AUTHORIZATION

               Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance taking into account the rationale for the proposed increase, the dilutive impact of the request as determined through a model developed by ISS, the board's governance structure and practices, and risks to shareholders of not approving the request.

               Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

          DUAL-CLASS STOCK

               Vote AGAINST proposals to create a new class of common stock with superior voting rights.

               Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

               Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

                    o It is intended for financing purposes with minimal or no dilution to current shareholders;

                    o It is not designed to preserve the voting power of an insider or significant shareholder.

          ISSUE STOCK FOR USE WITH RIGHTS PLAN

               Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

          PREEMPTIVE RIGHTS

               Vote CASE-BY-CASE to increase the number of shares of preferred stock authorized for issuance, taking into consideration the rationale for the proposal, the dilutive impact of the request as determined through a model developed by ISS, the board's governance structure and practices, and risks to shareholders of not approving the request. Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

          PREFERRED STOCK

               Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

               Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

               Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense).

               Vote FOR proposals to authorize preferred stock when the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

               Vote AGAINST proposals to increase the number of blank check preferred shares authorized for issuance when no shares have been issued or reserved for a specific purpose.

          RECAPITALIZATION

               Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

                    o    More simplified capital structure;

                    o    Enhanced liquidity;

                    o    Fairness of conversion terms;

                    o    Impact on voting power and dividends;

                    o    Reasons for the reclassification;

                    o    Conflicts of interest; and

                    o    Other alternatives considered.

          REVERSE STOCK SPLITS

               Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

               Vote FOR management proposals to implement a reverse stock split to avoid delisting.

               Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

          SHARE REPURCHASE PROGRAMS

               Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

          STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

               Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

          TRACKING STOCK

               Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

                    o    Adverse governance changes;

                    o    Excessive increases in authorized capital stock;

                    o    Unfair method of distribution;

                    o    Diminution of voting rights;

                    o    Adverse conversion features;

                    o    Negative impact on stock option plans; and

                    o    Alternatives such as spin-off.

     H. EXECUTIVE AND DIRECTOR COMPENSATION

          EQUITY COMPENSATION PLANS

               Votes with respect to equity compensation plans should be determined on a CASE-BY-CASE basis. Vote AGAINST the plan if:

                    o The total cost of the company's equity plans is unreasonable;

                    o The plan expressly permits the repricing of stock options without prior shareholder approval;

                    o There is a disconnect between CEO pay and the company's performance;

                    o The company's most recent three year burn rate exceeds one standard deviation over the industry mean and is over 2% of the common shares outstanding;

                    o The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur; or

                    o    The plan is a vehicle for poor pay practices.

          OTHER COMPENSATION PROPOSALS AND POLICIES

          401(K) EMPLOYEE BENEFIT PLANS

               Vote FOR proposals to implement a 401(k) savings plan for employees.

          ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)
          MANAGEMENT PROPOSALS

               Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices. The global principles and factors that should be considered are: appropriate pay-for-performance alignment with emphasis on long-term shareholder value, avoid arrangements that risk "pay for failure," maintain an independent and effective compensation committee, provide shareholders with clear, comprehensive compensation disclosures, and avoid inappropriate pay to non-executive directors.

               For U.S. companies, vote CASE-BY-CASE considering such factors as: assessment of performance metrics relative to business strategy, evaluation of peer groups used to set target pay or award opportunities, alignment of company performance and executive pay trends over time (e.g., performance down: pay down), assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs), balance of fixed versus performance-driven pay, assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates, evaluation of information and board rationale about how compensation is determined (e.g., why certain elements and pay targets are used, specific incentive plan goals, especially retrospective goals), assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

          DIRECTOR COMPENSATION

               Votes on compensation plans for non-employee directors should be determined on a CASE-BY-CASE basis, based on the cost of the plans against the company's allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation plan are met and disclosed in the proxy statement:

                    o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

                    o A vesting schedule or mandatory holding deferral period.

                    o A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

                    o No retirement/benefits and perquisites for non-employee directors; and

                    o A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

          DIRECTOR RETIREMENT PLANS

               Vote AGAINST retirement plans for non-employee directors.

               Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

          EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

               Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

          EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

               Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where purchase price is at least 85% of the fair market value, offering period is 27 months or less and the number of shares allocated to the plan is 10% or less of the outstanding shares.

               Vote AGAINST qualified employee stock purchase plans where the purchase price is less than 85 percent of fair market value, the offering period is greater than 27 months or the number of shares allocated to the plan is more than ten percent of the outstanding shares.

          EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

               Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR plans with broad-based participation (i.e. all employees excluding individuals with 5% or more beneficial ownership of the company), limits on employee contribution (a fixed dollar amount or percentage of base salary), company matching contribution up to 25% of employee's contribution, which is effectively a discount of 20% from market value and no discount on the stock price on the date of purchase since there is a company matching contribution.

               Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

          INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

               Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

               Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

               Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

               Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

               Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined by ISS' classification of director independence.

          OPTIONS BACKDATING

               In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and corrective measures on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including but not limited to, the following factors: reason and motive for the backdating; length of time of backdating; size of restatement due to backdating; corrective action taken by the board or compensation committee; adoption of a grant policy that prohibits backdating, with a fixed grant schedule going forward.

          OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

               Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration historic trading patterns, rationale for the re-pricing, whether it is a value-for-value exchange, whether surrendered stock options are added back to the plan reserve, option vesting, term of the option, exercise price, and participants. Also, evaluate the intent, rationale, and timing of the repricing proposal. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal.

               Vote FOR shareholder proposals to put option repricings to a shareholder vote.

          STOCK PLANS IN LIEU OF CASH

               Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

               Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

               Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange.

          TRANSFER PROGRAMS OF STOCK OPTIONS

               One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

               Vote CASE-BY-CASE on one-time transfers. Vote FOR if the executive officers and non-employee directors are excluded from participating, stock options are purchased by third-party financial institutions at a discount to their appropriate fair value using option pricing models and there is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

               Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.

     SHAREHOLDER PROPOSALS ON COMPENSATION

          ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

               Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

          BAILOUT BILL/EXECUTIVE COMPENSATION RESOLUTIONS

               Vote on a CASE-BY-CASE on shareholder proposals that call for the imposition of compensation limits at companies that are participating in the Capital Purchase Program established under the Troubled Asset Relief Program (TARP). Limits under the proposal include an emphasis on performance-vested equity awards, cap on bonus compensation, equity retention requirements, limits on retirement and severance benefits. While there are components of the program ISS would not support on a stand-alone basis, we consider the proposal to be a symbolic call on companies receiving this relief to adhere to higher compensation standards, a number of which were proposed in earlier drafts of the legislation. As such, the following factors will be taken into account:

                    o    The absence of evidence that the Compensation
                         Committee has taken substantial steps to review practices to reflect the dramatically different circumstances of the current environment, including the optics of maintaining former practices while taking tax-payer moneys.

                    o Problematic pay practices, current and past, particularly those which shareholders believe may have promoted a risk-taking environment that was ultimately in the detriment of shareholders' long-term interests.

          COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

               Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

          DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

               Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

               Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

               Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

               Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

          GOLDEN COFFINS/EXECUTIVE DEATH BENEFITS

               Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

          PAY FOR SUPERIOR PERFORMANCE

               Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives includes principles regarding setting compensation targets for the Plan's annual and long-term incentive pay components at or below the peer group median, delivering a majority of the Plan's target long-term compensation through performance-vested, not simply time-vested, equity awards, providing the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan, establishing performance targets for each plan financial metric relative to the performance of the company's peer companies and limiting payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

          PERFORMANCE-BASED AWARDS

               Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

                    o First, vote FOR shareholder proposals advocating the use of performance-based equity awards unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives.

                    o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

               In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

          PENSION PLAN INCOME ACCOUNTING

               Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

          PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)

               Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

                    o Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

                    o Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

                    o Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

                    o Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

                    o An executive may not trade in company stock outside the 10b5-1 Plan.

                    o Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

          RECOUP BONUSES

               Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

                    o If the company has adopted a formal recoupment bonus policy;

                    o If the company has chronic restatement history or material financial problems; or

                    o If the company's policy substantially addresses the concerns raised by the proponent.

          SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

               Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

                    o    A trigger beyond the control of management;

                    o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

                    o Change-in-control payments should be double-triggered, i.e., (1) after a change in the company's ownership structure has taken place, and (2) termination of the executive as a result of the change in control (defined as a change in the company ownership structure).

          SHARE BUYBACK HOLDING PERIODS

               Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.

               Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

          STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES

               Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

               Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:

                    o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

                         o    Rigorous stock ownership guidelines, or

                         o A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or

                         o    A meaningful retention ratio,

                    o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements;

                    o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

          SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

               Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

               Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

          TERMINATION OF EMPLOYMENT PRIOR TO SEVERANCE PAYMENT AND ELIMINATING ACCELERATED VESTING OF UNVESTED EQUITY

               Vote on a CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under ISS policy, and may even result in withheld votes from compensation committee members. The second component of this proposal --related to the elimination of accelerated vesting -- requires more careful consideration. The following factors will be taken into regarding this policy:

                    o The company's current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares;

                    o Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

          TAX GROSS-UP PROPOSALS

               Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as relocation or expatriate tax equalization policy.

     I. CORPORATE RESPONSIBILITY/SOCIAL AND ENVIRONMENTAL ISSUES

               These issues cover a wide range of topics, including consumer and product safety, privacy, environment and energy policy, general corporate issues, labor standards, and animal and human rights. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company. Generally, vote FOR company's efforts to diversify the board, disclosure of company reports on financial and legal impact, standards, policies, and liabilities including those related to drug re-importation, toxic chemicals, Concentrated Feeding Operations, greenhouse gas emissions and preparations to comply with Kyoto Protocol, human rights reports requests. Generally, vote AGAINST certain methods of product testing on animal, certain privacy and labeling restraints, restrictions on drug re-importation, implementation of Controlled Atmosphere Killing methods, proposals to endorse or increase activity on the MacBride Principles and barring political contributions. Vote CASE-BY-CASE on tobacco and toxic chemical-related proposals, drug pricing proposals, linking executive compensation to social performance, outsourcing/offshoring, requests for reports on a company's lending guidelines and procedures, advertisements of tobacco products, information on a company's lobbying initiatives, and political contribution disclosure.

     J. MUTUAL FUND PROXIES

          ELECTION OF DIRECTORS

               Votes on the election of directors and trustees should be determined on a CASE-BY- CASE basis using the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

          CONVERTING CLOSED-END FUND TO OPEN-END FUND

               Votes on conversion proposals are evaluated on a CASE-BY-CASE basis considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the discount and past shareholder activism, board activity, and votes on related proposals.

          PROXY CONTESTS

               Vote CASE-BY-CASE on proxy contests, considering the following factors:

                    o    Past performance relative to its peers;

                    o    Market in which fund invests;

                    o    Measures taken by the board to address the issues;

                    o Past shareholder activism, board activity, and votes on related proposals;

                    o    Strategy of the incumbents versus the dissidents;

                    o    Independence of directors;

                    o    Experience and skills of director candidates;

                    o    Governance profile of the company;

                    o    Evidence of management entrenchment.

          INVESTMENT ADVISORY AGREEMENTS

               Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

                    o    Proposed and current fee schedules;

                    o    Fund category/investment objective;

                    o    Performance benchmarks;

                    o    Share price performance as compared with peers;

                    o    Resulting fees relative to peers;

                    o Assignments (where the advisor undergoes a change of control).

          APPROVING NEW CLASSES OR SERIES OF SHARES

               Vote FOR the establishment of new classes or series of shares.

          PREFERRED STOCK PROPOSALS

               Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

                    o    Stated specific financing purpose;

                    o    Possible dilution for common shares;

                    o Whether the shares can be used for antitakeover purposes.

          1940 ACT POLICIES

               Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

                    o    Potential competitiveness;

                    o    Regulatory developments;

                    o    Current and potential returns; and

                    o    Current and potential risk.

               Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

          CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

               Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

                    o    The fund's target investments;

                    o    The reasons given by the fund for the change; and

                    o    The projected impact of the change on the portfolio.

          CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

               Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

          NAME CHANGE PROPOSALS

               Vote CASE-BY-CASE on name change proposals, considering the following factors:

                    o    Political/economic changes in the target market;

                    o    Consolidation in the target market; and

                    o    Current asset composition.

          CHANGE IN FUND'S SUBCLASSIFICATION

               Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

                    o    Potential competitiveness;

                    o    Current and potential returns;

                    o    Risk of concentration;

                    o    Consolidation in target industry.

          DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

               Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

                    o    Strategies employed to salvage the company;

                    o    The fund's past performance;

                    o    The terms of the liquidation.

          CHANGES TO THE CHARTER DOCUMENT

               Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

                    o    The degree of change implied by the proposal;

                    o    The efficiencies that could result;

                    o    The state of incorporation;

                    o    Regulatory standards and implications.

               Vote AGAINST any of the following changes:

                    o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

                    o Removal of shareholder approval requirement for amendments to the new declaration of trust;

                    o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

                    o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

                    o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

                    o Removal of shareholder approval requirement to change the domicile of the fund.

          CHANGING THE DOMICILE OF A FUND

               Vote CASE-BY-CASE on re-incorporations, considering the following factors:

                    o    Regulations of both states;

                    o    Required fundamental policies of both states;

                    o    The increased flexibility available.

          AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

               Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

          DISTRIBUTION AGREEMENTS

               Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

                    o Fees charged to comparably sized funds with similar objectives;

                    o The proposed distributor's reputation and past performance;

                    o    The competitiveness of the fund in the industry;

                    o    The terms of the agreement.

          MASTER-FEEDER STRUCTURE

               Vote FOR the establishment of a master-feeder structure.

          MERGERS

               Vote CASE-BY-CASE on merger proposals, considering the following factors:

                    o    Resulting fee structure;

                    o    Performance of both funds;

                    o    Continuity of management personnel;

                    o Changes in corporate governance and their impact on shareholder rights.

     K.   SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

          ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

               Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

          REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

               Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

          TERMINATE THE INVESTMENT ADVISOR

               Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

                    o    Performance of the fund's Net Asset Value (NAV);

                    o    The fund's history of shareholder relations;

                    o The performance of other funds under the advisor's management.

II. GUIDELINES FOR INTERNATIONAL SECURITIES (SECURITIES TRADED IN THE NON-U.S. LISTED OR OVER-THE-COUNTER MARKETS)

It is important to understand, though, that corporate governance systems around the world are different, and the dogmatic application of policies developed for the U.S. corporate governance environment is not necessarily appropriate for foreign markets. The ultimate goal of proxy voting is to enhance long-term shareholder value through the effective use of the shareholder franchise. Achieving this goal internationally requires clear policy guidelines and flexibility in their application.

The Department of Labor has stated that for funds governed by ERISA, foreign proxies should be voted subject to a cost/benefit analysis. DCM attempts to secure notices of shareholder meetings of all international companies and cast votes for all shares held in those companies when it can be done cost-effectively.

     A. OPERATIONAL ITEMS

          FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

               Vote FOR approval of financial statements and director and auditor reports, unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

          APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

               Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless there are serious concerns about the accounts presented or the audit procedures used, the auditors are being changed without explanation, or nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

               Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

          APPOINTMENT OF INTERNAL STATUTORY AUDITORS

               Vote FOR the appointment or reelection of statutory auditors, unless there are serious concerns about the statutory reports presented or the audit procedures used, questions exist concerning any of the statutory auditors being appointed, or the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

          ALLOCATION OF INCOME

               Vote FOR approval of the allocation of income unless the dividend payout ration has been consistently below 30% without adequate explanation or the payout is excessive given the company's financial position.

          STOCK (SCRIP) DIVIDEND ALTERNATIVE

               Vote FOR most stock dividend proposals.

               Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

          AMENDMENTS TO ARTICLES OF ASSOCIATION

               Vote amendments to the articles of association on a CASE-BY-CASE basis.

          CHANGE IN COMPANY FISCAL TERM

               Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

          LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

               Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

          AMEND QUORUM REQUIREMENTS

               Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

          TRANSACT OTHER BUSINESS

               Vote AGAINST other business when it appears as a voting item.

     B. BOARD OF DIRECTORS

          DIRECTOR ELECTIONS

               Vote FOR management nominees in the election of directors, unless adequate disclosure has not been provided in a timely manner, there are clear concerns over questionable finances or restatements, there have been questionable transactions with conflicts of interest, there are any records of abuses against minority shareholder interests, and the board fails to meet minimum corporate governance standards.

               Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

               Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

               Vote CASE-BY-CASE for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

               Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

               Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to do so.

          DIRECTOR COMPENSATION

               Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

               Vote non-executive director compensation proposals that include both cash and share- based components on a CASE-BY-CASE basis.

               Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

               Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

          DISCHARGE OF BOARD AND MANAGEMENT

               Vote FOR discharge of the board and management, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties.

          DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY
          PROVISIONS

               Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

               Vote AGAINST proposals to indemnify auditors.

          BOARD STRUCTURE

               Vote FOR proposals to fix board size.

               Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

               Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

     C. CAPITAL STRUCTURE

          SHARE ISSUANCE REQUESTS

               GENERAL ISSUANCES:

               Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital and those without preemptive rights to a maximum of 20% of currently issued capital.

               SPECIFIC ISSUANCES:

               Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

          INCREASES IN AUTHORIZED CAPITAL

               Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

               Vote FOR specific proposals to increase authorized capital to any amount, unless the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS' guidelines for the purpose being proposed or the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

               Vote AGAINST proposals to adopt unlimited capital authorizations.

          REDUCTION OF CAPITAL

               Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

               Vote proposals to reduce capital in connection with corporate restructuring on a CASE- BY-CASE basis.

          CAPITAL STRUCTURES

               Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

               Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

          PREFERRED STOCK

               Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

               Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

               Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

               Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

               Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

          DEBT ISSUANCE REQUESTS

               Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

               Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

               Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

          PLEDGING OF ASSETS FOR DEBT

               Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

          INCREASE IN BORROWING POWERS

               Vote proposals to approve increases in a company's borrowing powers on a CASE-BY- CASE basis.

          SHARE REPURCHASE PLANS

               Generally Vote FOR share repurchase plans, provided that the proposal allows 10% for market repurchase within any single authority and 10% of outstanding shares to be kept in treasury ("on the shelf") and the duration does not excluded eighteen months.

               Vote AGAINST any proposal when the repurchase can be used for takeover defenses, there is clear evidence of abuse, there is no safeguard against selective buybacks, and pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

          REISSUANCE OF SHARES REPURCHASED

               Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

          CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE

               Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

     D. OTHER ITEMS

          REORGANIZATIONS/RESTRUCTURINGS

               Vote reorganizations and restructurings on a CASE-BY-CASE basis.

          MERGERS AND ACQUISITIONS

               Vote CASE-BY-CASE on mergers and acquisitions taking into account the following: valuation; market reaction; strategic reaction; conflicts of interest; and governance.

               Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

          MANDATORY TAKEOVER BID WAIVERS

               Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

          REINCORPORATION PROPOSALS

               Vote reincorporation proposals on a CASE-BY-CASE basis.

          EXPANSION OF BUSINESS ACTIVITIES

               Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

          RELATED-PARTY TRANSACTIONS

               Vote related-party transactions on a CASE-BY-CASE basis.

          COMPENSATION PLANS

               Vote compensation plans on a CASE-BY-CASE basis.

          ANTITAKEOVER MECHANISMS

               Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

          SHAREHOLDER PROPOSALS

               Generally vote all shareholder proposals on a CASE-BY-CASE basis. But, vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost and vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

OBTAINING VOTING INFORMATION

Clients who are interested in obtaining information from DCM on how their securities were voted may contact the Relationship Management Department at 1-800-688-8819. In addition, the Relationship Management Department mails to each client an annual record of all proxies voted on behalf of that client.

                                   EXHIBIT J

                             Fairpointe Capital LLC

                              PROXY VOTING SUMMARY

Fairpointe Capital LLC ("Fairpointe"), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. Clients may obtain information with respect to the voting of proxies for their securities by contacting their portfolio manager or the firm's compliance officer.

Fairpointe has retained Risk Metric's ISS and Broadridge's ProxyEdge service to assist in the proxy voting process. The Portfolio Managers review each proxy and will approve or override the recommendations of ISS according to the firm's guidelines. The proxies are voted electronically with Broadridge's ProxyEdge system. Complete records of proxy votes are maintained electronically through ProxyEdge.

As a matter of firm policy the following guidelines are intended to assist in the proxy voting process:

     (a) Fairpointe generally votes in favor of the following routine matters: name changes, election of directors, appointment of independent auditors, increase in the outstanding common stock or other equity classes, date and place of annual meeting, ratification of directors' actions on routine matters, indemnification of directors and/or officers; employee stock purchase or ownership plans within dilution limits, annual elections and confidential voting.

     (b) Fairpointe generally votes in favor of mergers, acquisitions, restructurings, re-incorporations, changes in capitalization and employee and director compensation within reason and when pay and performance are aligned. However, other financial issues may need additional consideration and may involve issues such as hostile takeovers and mergers.

     (c) Fairpointe will generally vote against any proposal that attempts to limit shareholder democracy, such as increased indemnification for directors and officers, certain supermajority rights, classified boards, cumulative voting, authorization of new securities that are unduly dilutive and amending state of corporation.

     (d)  Fairpointe intends to vote on a case-by-case basis on social issues.

     (e) A client may have their own set of proxy voting guidelines which may conflict with Fairpointe or another client. If such situation arises, it is our intention to comply with client guidelines by voting proxies attributable to that client on a proportionate basis.

Should a conflict of interest arise, Fairpointe will resolve the conflict with the view of the best interest of the investors. If Fairpointe determines there is a material conflict of interest in connection with a proxy vote, Fairpointe will vote clients' proxies according to recommendations made by ISS, an independent third party.

                                   EXHIBIT K

                             Harris Associates L.P.

     PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES (Approved by the Proxy Voting Committee on February 25, 2011)

I.   PROXY VOTING POLICY

     Harris Associates L.P. ("Harris", "the Firm" or "we") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

     The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

     In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

     Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

II. VOTING GUIDELINES

     The following guidelines are grouped according to the types of proposals generally presented to shareholders.

     BOARD OF DIRECTORS ISSUES

     Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

          1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

          2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

          3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

          4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

          5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

          6. Harris will normally vote in favor of cumulative voting for directors.

          7. Harris will normally vote in favor of proposals requiring a majority vote for directors.

          8. Harris will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.

     AUDITORS

     Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

          1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

          2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for ALL non- audit services, subject to the above.

          3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

     EQUITY BASED COMPENSATION PLANS

     Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

          1. Harris will normally vote against such plans where total potential dilution (including all equity- based plans) exceeds 15% of shares outstanding.

          2. Harris will normally vote in favor of plans where total potential dilution (including all equity- based plans) does not exceed 15% of shares outstanding.

          3. Harris will normally vote in favor of proposals to require expensing of options.

          4. Harris will normally vote against proposals to permit repricing of underwater options.

          5. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

          6. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

     CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

     Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

          1. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

          2. Harris will normally vote against proposals creating or expanding supermajority voting rights.

          3. Harris will normally vote against the adoption of poison pill plans.

          4. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

          5. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

          6. Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

          7. Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

          8. Harris will normally vote AGAINST proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

          9. Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

     ROUTINE CORPORATE MATTERS

     Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Shareholder Services ("ISS") opposes the issuer's management on the routine matter, the proposal will be submitted to the Proxy Committee for determination.

     SOCIAL RESPONSIBILITY ISSUES

     Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

     CERTAIN OTHER ISSUES

     Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Committee will provide the list to research analysts and the Proxy Administrator.

III. VOTING SHARES OF FOREIGN ISSUERS

     Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines. If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.

     In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV.  CONFLICTS OF INTEREST

     The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (E.G., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (E.G., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

     Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and
     (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Chief Compliance Officer and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

V. VOTING PROCEDURES

     The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

     PROXY VOTING COMMITTEE. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals: one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed in writing by Harris' President. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

     PROXY ADMINISTRATOR. The Proxy Administrator is an employee of Harris reporting to the Manager of Account Services and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

     PROXY VOTING SERVICE PROVIDER. Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

     VOTING DECISIONS. As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm's research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS's recommended vote, if any, to the Proxy Committee, which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS's recommended vote to the Proxy Committee, which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Committee, which makes a voting decision by majority vote. That Proxy Committee decision is reflected in the electronic ballot.

     In the case where securities that are not on the Firm's Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm's guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.

     In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

     VOTING BALLOTS. For shares held in The Oakmark Funds and other client accounts, the MIS Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

     RECORDKEEPING AND REPORTING. Much of Harris' recordkeeping and reporting is maintained electronically on ISS's systems. In the event that records are not held electronically within ISS's system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. In addition, annually, Harris will file with the U.S. Securities and Exchange Commission and make available on the Oakmark Funds' website the voting record for the Oakmark Funds for the previous one-year period ended June 30(th).

                                   EXHIBIT L

                     Kayne Anderson Capital Advisors, L.P.

                           XVIII. PROXY VOTING POLICY
--------------------------------------------------------------------------------

A. POLICY

     KACALP/KAFA (for purposes thereof, the "Firm") votes client proxies in the interest of maximizing shareholder value. To that end, the Firm votes in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration is given to both the short-term and long-term implications of the proposal to be voted on when considering the optimal vote.

     However, absent special circumstances, it is the policy of the Firm to exercise its proxy voting discretion in accordance with the proxy voting guidelines herein. The guidelines are applicable to the voting of all proxies. However, any proxy voting guidelines provided by an advisory client or its designated agent in writing supersede such guidelines. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client's cost.

     The Firm may be subject to conflicts of interest in the voting of proxies from time to time. Such conflicts of interest are addressed as set forth below.

B. PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

     As an integral part of the investment process the Firm has the responsibility for voting proxies, with limited exception as described below. Compliance is responsible for ensuring that this policy is adhered to and for voting the Firm's proxies, in conjunction with advice from the applicable portfolio manager or research analysts. This constitutes the "Proxy Voting Group".

     To fulfill its fiduciary duty in voting client proxies, the Firm ensures that (i) knowledge of a vote to be taken is acquired in a timely fashion and sufficient information is acquired to allow for an informed vote; and
     (ii) all proxy votes are cast (except as set forth under paragraph D. Other Special Circumstances below).

     1. FUNDS

     The vast majority of the Firm's investment activities are for the benefit of commingled accounts (i.e. funds) for which it serves as general partner, and it therefore votes proxies for such accounts. Compliance reviews the list of clients and compares the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

     2. SEPARATE ACCOUNTS

     Separate accounts are treated the same as fund accounts, except that if a separate account client provides specific voting instructions, Compliance votes that client's proxy in accordance with the client's written instructions. Proxies of separate account clients who have selected a third party to vote proxies, and whose proxies were received by the Firm, are forwarded to the designee for voting and submission. Proxies received after the separate account termination date of a client relationship are not voted. Such proxies are delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to the Firm.

     3. INTERNAL PROXY DISTRIBUTION

     Compliance will provide the appropriate research analyst and portfolio manager with a copy of the relevant proxy ballot and as a reference, if available, an analysis by Glass Lewis, a third-party corporate governance research service for their review and voting advice.

     4. DETERMINATION OF VOTING POSITION

     While the third-party instructions may be useful, the Firm may, and generally is expected to have in-depth knowledge of the vast majority of the company's in which it has invested, particularly in areas such as energy master limited partnerships and related sectors, which knowledge may provide good reason to vote in a manner that is not consistent with the advice of the third-party service provider. After receiving voting instructions from the research analyst and/or portfolio manager, Compliance will vote the proxy(ies) according to the instructions received. It is the responsibility of the research analyst, if communicating voting instruction, to concurrently communicate such instructions to Compliance and the affected portfolio manager(s). The later may override the instructions of the research analyst but must do so promptly.

     5. POTENTIAL CONFLICTS OF INTEREST

     As discussed below, material conflicts between the Firm's interests and those of its clients with respect to proxy voting are reviewed and discussed with the GC. If the Proxy Voting Group detects a material conflict of interest that it cannot reasonably resolve itself, the Firm may rely on the third-party proxy voting service or another consultant to provide an independent recommendation on the direction in which the Firm should vote on the proposal. Alternatively, the Firm may make a voting determination based on the advice of GC or outside counsel concerning the conflict of interest.

     6. ABSTENTIONS

     The Firm may elect to abstain from voting if it deems such abstinence in its clients' best interests. The rationale for "abstain" votes is documented and the documentation is maintained in the proxy file.

     7. OPPOSING VOTING

     There may be circumstances which lead the Firm to vote the same proxy in two directions for different accounts. This may occur, for example, if a client requires the Firm to vote a certain way on an issue, while the Firm deems it beneficial to vote in the opposing direction for its other clients. In all such cases, the Firm maintains documentation to support its voting in the permanent file.

C. POTENTIAL CONFLICTS OF INTEREST

     The Firm may be subject to a material conflict of interest in the voting of proxies from time to time due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide investment management related services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Firm's GC.

     Upon the identification of a material conflict of interest, the procedure described under Item 5 of Procedures for Identification and Voting of Proxies above are followed.

D. OTHER SPECIAL CIRCUMSTANCES

     The Firm may choose not to vote proxies in certain situations or for certain accounts, such as: (1) where a client has informed the Firm that it wishes to retain the right to vote the proxy, the Firm will instruct the custodian to send the proxy material directly to the client, (2) where a proxy is received for a client account that has been terminated with the Firm, (3) where a proxy is received for a security the Firm no longer manages (i.e., the Firm had previously sold the entire position), or (4) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

E. ERISA ACCOUNTS

     Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

     Consistent with Labor Department positions, it is the policy of the Firm to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

F. RECORDKEEPING

     As required under rule 204-2 of the Advisers Act, the Firm shall maintain the following proxy records:

          (i)  A copy of these policies and procedures;

          (ii) A copy of each proxy statement the firm receives regarding client's securities;

          (iii) A record of each vote cast by the firm on behalf of a client;

          (iv) A copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

          (v) A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

     The proxy voting records described in the section shall be maintained and preserved in an easily accessible place for a period of not less than five years. The firm may rely on one or more third parties to make and retain the records referred to in items (ii) and (iii) above.

G. DISCLOSURE

     As disclosed in Schedule F of the ADV Part II, a copy of these policies and procedures will be provided to clients upon request. In addition, if a client inquires about how a particular proxy proposal was voted, that information will be provided to the client in a timely manner.

H. PROXY SOLICITATION

     As a matter of practice, it is the Firm's policy to not reveal or disclose to any client how the Adviser may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting.


     The Compliance Department is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies.

                                   EXHIBIT M

                              LSV ASSET MANAGEMENT
                              PROXY VOTING POLICY

VOTING RESPONSIBILITY. LSV's standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client's account. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV's responsibility to vote proxies relating to securities held for the client's account.

ERISA ACCOUNTS. Unless proxy voting responsibility has been expressly reserved and is being exercised by another fiduciary for an ERISA plan client, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan's account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials.

Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client's investment. Proxy voting decisions must be made solely in the best interests of the client's account. In voting proxies, LSV is required to consider those factors that may affect the value of the client's investment and may not subordinate the interests of the client to unrelated objectives.

LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV will engage an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.

LSV's quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Glass Lewis & Co. ("GLC"). GLC will implement LSV's proxy voting process, provide assistance in developing guidelines and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring GLC to ensure that proxies are appropriately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client's holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV's use of GLC is not a delegation of LSV's fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client's best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

RECORDKEEPING. In accordance with the recordkeeping rules, LSV will retain:

     (i)  Copies of its proxy voting policies and procedures.

     (ii) A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).

     (iii) A record of each vote cast on behalf of a client (maintained by the proxy voting service).

     (iv) A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).

     (v) A copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account.

     (vi) LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.

LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV's principal office.

                                   EXHIBIT N

                        Marsico Capital Management, LLC

It is the policy of Marsico Capital Management, LLC ("MCM") to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM's clients, as summarized here.

MCM's security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM's investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

In certain circumstances, MCM's vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client's account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent material conflict.

MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM's Proxy Voting policy and reports describing the voting of a client's proxies are available to the client on request.

MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

                                   EXHIBIT O

                      Parametric Portfolio Associates LLC

                       PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

Proxy voting policies and procedures are required by Rule 206(4)-6 of the Investment Advisers Act of 1940. Parametric Portfolio Associates' Proxy Voting Policy and Procedures are effective immediately.

POLICY:

We recognize our responsibility to exercise voting authority over shares we hold as a fiduciary. Proxies increasingly contain controversial issues involving shareholder rights, corporate governance and social concerns, among others, which deserve careful review and consideration. Exercising the proxy vote has economic value for our clients, and therefore, we consider it to be our fiduciary duty to preserve and protect the assets of our clients including proxy votes for their exclusive benefit.

It is our policy to vote proxies in a prudent and diligent manner after careful review of each company's proxy statement. We vote on an individual basis and base our voting decision exclusively on our reasonable judgment of what will serve the best financial interests of our clients, the beneficial owners of the security. Where economic impact is judged to be immaterial, we typically will vote in accordance with management's recommendations. In determining our vote, we will not and do not subordinate the economic interests of our clients to any other entity or interested party.

Our responsibility for proxy voting for the shareholders of a particular client account will be determined by the investment management agreement or other documentation. Upon establishing that we have such authority, we will instruct custodians to forward all proxy materials to us.

For those clients for whom we have undertaken to vote proxies, we will retain final authority and responsibility for such voting. In addition to voting proxies, we will:

     o Provide clients with this proxy voting policy, which may be updated and supplemented from time to time;

     o Apply the policy consistently and keep records of votes for each client in order to verify the consistency of such voting;

     o Keep records of such proxy voting available for inspection by the client or governmental agencies --to determine whether such votes were consistent with policy and demonstrate that all proxies were voted; and

     o Monitor such voting for any potential conflicts of interest and maintain systems to deal with these issues appropriately.

VOTING POLICY

Unless specifically directed in writing by the client, Parametric follows the general guidelines below with regards to voting management initiatives and shareholder initiatives.

We generally vote with management in the following cases:

     o    "Normal" elections of directors

     o    Approval of auditors/CPA

     o    Directors' liability and indemnification

     o    General updating/corrective amendments to charter

     o    Elimination of cumulative voting

     o    Elimination of preemptive rights

     o Capitalization changes which eliminate other classes of stock and voting rights

     o Changes in capitalization authorization for stock splits, stock dividends, and other specified needs

     o Stock purchase plans with an exercise price of not less than 85% fair market value

     o    Stock option plans that are incentive-based and are not excessive

     o    Reductions in supermajority vote requirements

     o    Adoption of anti-greenmail provisions

We generally will not support management in the following initiatives:

     o Capitalization changes that add classes of stock which are blank check in nature or that dilute the voting interest of existing shareholders

     o Changes in capitalization authorization where management does not offer an appropriate rationale, or that are contrary to the best interest of existing shareholders

     o Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     o Amendments to by-laws which would require super-majority shareholder votes to pass or repeal certain provisions

     o    Classified boards of directors

     o Re-incorporation into a state which has more stringent anti-takeover and related provisions

     o Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

     o    Excessive compensation or non-salary compensation related proposals

     o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered


Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under our fiduciary obligations, it is typically inappropriate to use client assets to carry out such social agendas or purposes. Therefore, shareholder proposals are examined closely for their effect on the best interest of shareholders (economic impact) and the interests of our clients, the beneficial owners of the securities. In certain cases, an alternate course of action may be chosen for a particular account if socially responsible proxy voting or shareholder activism is a component of the client's investment mandate.

When voting shareholder proposals, initiatives related to the following items are generally supported:

     o    Auditors attendance at the annual meeting of shareholders

     o    Election of the board on an annual basis

     o    Equal access to proxy process

     o    Submit shareholder rights plan poison pill to vote or redeem

     o    Revise various anti-takeover related provisions

     o    Reduction or elimination of super-majority  vote requirements

     o    Anti-greenmail  provisions

We generally will not support shareholders in the following initiatives:

     o Requiring directors to own large amounts of stock before being eligible to be elected

     o    Restoring cumulative voting in the election of directors

     o Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders

     o Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts of restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principals.

On occasion, we will elect to "take no action" when it is determined that voting the proxy will result in share blocking, which prevents us from trading that specific security for an uncertain period of time prior to the next annual meeting. Additionally, we may "take no action" if the economic effect on shareholders' interests or the value of the portfolio holdings is indeterminable or insignificant.

PROXY COMMITTEE

The Proxy Committee is responsible for voting proxies in accordance with Parametric Portfolio Associates' Proxy Voting Policy. The committee maintains all necessary corporate meetings, executes voting authority for those meetings, and maintains records of all voting decisions.

The Proxy Committee consists of the following staff:

     o    Proxy Administrator

     o    Proxy Administrator Supervisor

     o    Portfolio Management Representative

     o    Chief Investment Officer

In the case of a conflict of interest between Parametric Portfolio Associates and its clients, the Proxy Committee will meet to discuss the appropriate action with regards to the existing voting policy or outsource the voting authority to an independent third party.

RECORDKEEPING

Proxy Voting records are maintained for 5 years. Records can be retrieved and accessed via our third-party vendor.

In addition to maintaining voting records, Parametric Portfolio Associates maintains the following:

     o    Current voting policy and procedures;

     o    All written client requests as they relate to proxy voting; and,

     o    Any material research documentation related to proxy voting.

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TO OBTAIN PROXY VOTING INFORMATION

Clients have the right to access any voting actions that were taken on their behalf. Upon request, this information will be provided free of charge.

Toll-free phone number: 1-800-211-6707

E-mail address: proxyinfo@paraport.com

Due to confidentiality, voting records will not be provided to any third party unless authorized by the client.

PROCEDURES:

These procedures should be read in connection with the Proxy Voting Policy.

     o All proxies must be voted when such voting authority has been authorized.

     o Non-routine proxies must be forwarded to the appropriate analyst/portfolio manager for review.

     o Analysts/portfolio managers must complete, sign and return the proxy forms.

     o Routine proposals will be voted in a manner consistent with the firm's standard proxy voting policy and will be voted accordingly, unless notified otherwise by the analyst/portfolio manager.

     o Non-routine proposals (i.e., those outside the scope of the firm's standard proxy voting policy) will be voted in accordance with analyst/portfolio manager guidance, and such rational will be documented via the Non-routine Proxy Voting Form (below).

     o Periodically, Parametric Compliance will distribute a list of potentially Conflicted Companies to the Proxy Administrator. This list consists of corporate affiliates and significant business partners and is prepared by the Parametric's parent company Eaton Vance. When presented with proxies of Conflicted Companies, the Proxy Administrator shall:

          o If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies"), she will (i) inform the CCO and Chief Investment Officer (or their designees) of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

          o If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein, or if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Proxy Administrator will seek instruction on how the proxy should be voted from members of the Proxy Committee.

          o If deemed necessary the Proxy Committee may seek instructions from:

               o The client, in the case of an individual or corporate client;

               o The Board of Directors, in the case of a Fund, or any committee identified by the board; or

               o The adviser, in situations where the adviser acts as a sub-adviser or overlay manager to such adviser.

     o If the client, Fund Board of Directors or adviser, as the case may be, does not instruct the adviser on how to vote the proxy, the adviser will generally vote according to the guidelines, in order to avoid the appearance of impropriety. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

                                   EXHIBIT P

                              PROXY VOTING POLICY

Phocas Financial Corporation ("Phocas") has adopted the ISS 2012 U.S. Proxy Voting Guidelines. Accordingly, all proxies shall be submitted to ISS directly from the custodian and available for review and vote by Phocas personnel. Phocas will generally vote in-line with ISS recommendations, but reserves the right to go against the recommendation if management deems it is in the best interest of the shareholders.

The following pages represent the 2012 U.S. Voting Proxy Guidelines Concise Summary as published by the Institutional Shareholder Services.

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                                      ISS
                                    -------
                                 AN MSCI BRAND


                   2012 U.S. PROXY VOTING CONCISE GUIDELINES

                               DECEMBER 20, 2011

                    Institutional Shareholder Services Inc.

                           Copyright (C) 2011 by ISS.

                             www. issgovernance.com

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                                                                       ISS
                                                                     -------
                                                                   AN MSCI BRAND

                   2012 U.S. PROXY VOTING CONCISE GUIDELINES

            THE POLICIES CONTAINED HEREIN ARE A SAMPLING OF SELECT,
               KEY PROXY VOTING GUIDELINES AND ARE NOT EXHAUSTIVE. A FULL
              LISTING OF ISS' 2012 PROXY VOTINGGUIDELINES CAN BE FOUND AT
             http://www.issgovernance.com/files/2012ussummaryguidelines.pdf

ROUTINE/MISCELLANEOUS

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent;

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

     o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     o    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

     o Non-audit ("other") fees>audit fees + audit-related fees + tax compliance/preparation fees

                                  * * * * * *

BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

     1.   Board Accountability

     2.   Board Responsiveness

     3.   Director Independence

     4.   Director Competence

1. BOARD ACCOUNTABILITY

Vote AGAINST(1) or WITHHOLD from the entire board of directors (except new nominees(2), who should be considered CASE-BY-CASE) for the following:

------------
(1) In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

(2) A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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                                                                   AN MSCI BRAND

PROBLEMATIC TAKEOVER DEFENSES:

CLASSIFIED BOARD STRUCTURE:

1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;


DIRECTOR PERFORMANCE EVALUATION:

1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

     o    A classified board structure;

     o    A supermajority vote requirement;

     o Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

     o    The inability of shareholders to call special meetings;

     o    The inability of shareholders to act by written consent;

     o    A dual-class capital structure; and/or

     o    A non--shareholder- approved poison pill.

POISON PILLS:

1.3. The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote WITHOLD or AGAINST every year until this feature is removed;

1.4. The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009); or

1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6. The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

     o The date of the pill's adoption relative to the date of the next meeting of shareholders--I.E. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

     o    The issuer's rationale;

     o    The issuer's governance structure and practices; and

     o    The issuer's track record of accountability to shareholders.


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PROBLEMATIC AUDIT-RELATED PRACTICES

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7. The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

1.8. The company receives an adverse opinion on the company's financial statements from its auditor; or

1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the ,company's efforts determining efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

PROBLEMATIC COMPENSATION PRACTICES/PAY FOR PERFORMANCE MISALIGNMENT

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11. There is a significant misalignment between CEO pay and company performance (PAY FOR PERFORMANCE);

1.12. The company maintains significant PROBLEMATIC PAY PRACTICES;

1.13. The board exhibits a significant level of POOR COMMUNICATION AND RESPONSIVENESS to shareholders;

1.14. The company fails to submit one-time TRANSFERS OF STOCK OPTIONS to a shareholder vote; or

1.15. The company fails to fulfill the terms of a BURN RATE COMMITMENT made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16. The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

     o    The company's response, including:

          o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

          o Specific actions taken to address the issues that contributed to the low level of support;

          o    Other recent compensation actions taken by the company;

     o    Whether the issues raised are recurring or isolated;

     o    The company's ownership structure; and

     o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

GOVERNANCE FAILURES

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17. Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

1.18. Failure to replace management as appropriate; or

1.19. Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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                                      B-141
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                                                                       ISS
                                                                     -------
                                                                   AN MSCI BRAND

2. BOARD RESPONSIVENESS

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

     2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

     2.2. The board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

     2.3. The board failed to act on takeover offers where the majority of shares are tendered;

     2.4. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

     2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

     2.6. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

          o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

          o    The company's ownership structure and vote results;

          o ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

          o The previous year's support level on the company's say-on-pay proposal.

3. DIRECTOR INDEPENDENCE

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

     3.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     3.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     3.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

     3.4. Independent directors make up less than a majority of the directors.

4. DIRECTOR COMPETENCE

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS:

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

     4.1. The company's proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:


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                                                                   AN MSCI BRAND

     4.2. Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director absences are generally limited to the following:

          o    Medical issues/illness;

          o    Family emergencies; and

          o    Missing only one meeting.

     These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST or WITHHOLD from the director.

OVERBOARDED DIRECTORS:

Vote AGAINST or WITHHOLD from individual directors who:

     4.3. Sit on more than six public company boards; or

     4.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own -- withhold only at their outside boards.

                                  * * * * * *

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

          o Long-term financial performance of the target company relative to its industry;

          o    Management's track record;

          o    Background to the proxy contest;

          o    Qualifications of director nominees (both slates);

          o Strategic plan of dissident slate and quality of critique against management;

          o Likelihood that the proposed goals and objectives can be achieved (both slates);

          o    Stock ownership positions.


                                  * * * * * *
PROXY ACCESS

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

          o    Company-specific factors; and

          o    Proposal-specific factors, including:

               o The ownership thresholds proposed in the resolution (I.E., percentage and duration);

               o The maximum proportion of directors that shareholders may nominate each year; and

               o The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

                                  * * * * * *

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SHAREHOLDER RIGHTS & DEFENSES

EXCLUSIVE VENUE

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

     o Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement; and

     o    Whether the company has the following good governance features:

          o    An annually elected board;

          o    A majority vote standard in uncontested director elections; and

          o The absence of a poison pill, unless the pill was approved by shareholders.

                                  * * * * * *

POISON PILLS- MANAGEMENT PROPOSALS TO RATIFY POISON PILL

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     o    No lower than a 20% trigger, flip-in or flip-over;

     o    A term of no more than three years;

     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

                                  * * * * * *

POISON PILLS- MANAGEMENT PROPOSALS TO RATIFY A PILL TO PRESERVE NET OPERATING LOSSES (NOLS)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses ("NOLs") if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

     o The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

     o    The value of the NOLs;

     o Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

     o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

     o    Any other factors that may be applicable.

                                  * * * * * *

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

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                                                                   AN MSCI BRAND

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

     o    Shareholders' current right to act by written consent;

     o    The consent threshold;

     o    The inclusion of exclusionary or prohibitive language;

     o    Investor ownership structure; and

     o Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

     o An unfettered(3) right for shareholders to call special meetings at a 10 percent threshold;

     o    A majority vote standard in uncontested director elections;

     o    No non-shareholder-approved pill; and

     o    An annually elected board.


                                  * * * * * *
CAPITAL/RESTRUCTURING

COMMON STOCK AUTHORIZATION

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

     o    Past Board Performance:

          o The company's use of authorized shares during the last three years

     o    The Current Request:

          o Disclosure in the proxy statement of the specific purposes of the proposed increase;

          o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

          o The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

                                  * * * * * *

------------
(3) "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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PREFERRED STOCK AUTHORIZATION

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

     o    Past Board Performance:

          o The company's use of authorized preferred shares during the last three years;

     o    The Current Request:

          o Disclosure in the proxy statement of the specific purposes for the proposed increase;

          o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

          o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

          o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.


                                  * * * * * *
DUAL CLASS STRUCTURE

Generally vote AGAINST proposals to create a new class of common stock unless:

     o The company discloses a compelling rationale for the dual-class capital structure, such as:

          o The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

          o    The new class of shares will be transitory;

     o The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

     o The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.


                                  * * * * * *
MERGERS AND ACQUISITIONS

Vote CASE -- BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o VALUATION -- Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     o MARKET REACTION -- How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     o STRATEGIC RATIONALE -- Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     o NEGOTIATIONS AND PROCESS -- Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also



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          signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     o CONFLICTS OF INTEREST -- Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     o GOVERNANCE -- Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.


                                  * * * * * *
COMPENSATION

EXECUTIVE PAY EVALUATION

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

     1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

     2. Avoid arrangements that risk "pay for failure": This principal addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

     3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

     4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

     5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

ADVISORY VOTES ON EXECUTIVE COMPENSATION- MANAGEMENT PROPOSALS (MANAGEMENT SAY-ON-PAY)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay --
MSOP) if:

     o There is a significant misalignment between CEO pay and company performance (PAY FOR PERFORMANCE);

     o    The company maintains significant PROBLEMATIC PAY PRACTICES;

     o The board exhibits a significant level of POOR COMMUNICATION AND RESPONSIVENESS to shareholders.

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Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

     o There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

     o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

     o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

     o    The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

     o A pay for performance misalignment is found, and a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

          o    Magnitude of pay misalignment;

          o Contribution of non-performance-based equity grants to overall pay; and

          o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

PAY- FOR-PERFORMANCE EVALUATION

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

     1.   Peer Group(4) Alignment:

          o The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

          o The multiple of the CEO's total pay relative to the peer group median.

     2. Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years -- I.E., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, analyze the following

------------
(4) The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for financial firms), and GICS industry group, via a process designed to select peers that are closest to the subject company, and where the subject company is close to median in revenue/asset size. The relative alignment evaluation will consider the company's rank for
both pay and TSR within the peer group (for one- and three-year   periods) and
the CEO's pay relative to the median pay level in the peer group.


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qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

     o    The ratio of performance- to time-based equity awards;

     o    The ratio of performance-based compensation to overall compensation;

     o    The completeness of disclosure and rigor of performance goals;

     o    The company's peer group benchmarking practices;

     o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

     o Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (E.G., biennial awards); and

     o    Any other factors deemed relevant.

PROBLEMATIC PAY PRACTICES

The focus is on executive compensation practices that contravene the global pay principles, including:

     o Problematic practices related to non-performance-based compensation elements;

     o    Incentives that may motivate excessive risk-taking; and

     o    Options Backdating.

PROBLEMATIC PAY PRACTICES RELATED TO NON-PERFORMANCE-BASED COMPENSATION
ELEMENTS

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

     o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

     o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

     o    New or extended agreements that provide for:

          o CIC payments exceeding 3 times base salary and average/target/most recent bonus;

          o CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

          o CIC payments with excise tax gross-ups (including "modified" gross-ups).

INCENTIVES THAT MAY MOTIVATE EXCESSIVE RISK-TAKING

     o    Multi-year guaranteed bonuses;

     o A single or common performance metric used for short- and long-term plans;

     o    Lucrative severance packages;

     o    High pay opportunities relative to industry peers;

     o    Disproportionate supplemental pensions; or

     o Mega annual equity grants that provide unlimited upside with no downside risk.


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                                                                       ISS
                                                                     -------
                                                                   AN MSCI BRAND

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

OPTIONS BACKDATING

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

     o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

     o    Duration of options backdating;

     o    Size of restatement due to options backdating;

     o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

     o Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

BOARD COMMUNICATIONS AND RESPONSIVENESS

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

     o Failure to respond to majority-supported shareholder proposals on executive pay topics; or

     o Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

          o    The company's response, including:

               o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

               o Specific actions taken to address the issues that contributed to the low level of support;

               o    Other recent compensation actions taken by the company;

          o    Whether the issues raised are recurring or isolated;

          o    The company's ownership structure; and

          o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

                                  * * * * * *

FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION (MANAGEMENT "SAY ON PAY")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

                                  * * * * * *

VOTING ON GOLDEN PARACHUTES IN AN ACQUISITION, MERGER, CONSOLIDATION, OR PROPOSED SALE

Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with ISS' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:


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                                                                     -------
                                                                   AN MSCI BRAND

     o Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

     o Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

     o Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

     o Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

     o    Potentially excessive severance payments;

     o Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

     o In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

     o The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

                                  * * * * * *

EQUITY-BASED AND OTHER INCENTIVE PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     o    The total cost of the company's equity plans is unreasonable;

     o    The plan expressly permits repricing;

     o    A pay-for-performance misalignment is found;

     o The company's three year burn rate exceeds the burn rate cap of its industry group;

     o    The plan has a liberal change-of-control definition; or

     o    The plan is a vehicle for problematic pay practices.

                                  * * * * * *

SOCIAL/ENVIRONMENTAL ISSUES

OVERALL APPROACH

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

     o Whether adoption of the proposal is likely to enhance or protect shareholder value;

     o Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

     o The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

     o Whether the issues presented are more appropriately/effectively dealt with through governmental or company- specific action;



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                                                                       ISS
                                                                     -------
                                                                   AN MSCI BRAND

     o Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

     o Whether the company's analysis and voting recommendation to shareholders are persuasive;

     o What other companies have done in response to the issue addressed in the proposal;

     o Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

     o Whether implementation of the proposal's request would achieve the proposal's objectives;

     o Whether the subject of the proposal is best left to the discretion of the board;

     o Whether the requested information is available to shareholders either from the company or from a publicly available source; and

     o Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

                                  * * * * * *

POLITICAL SPENDING & LOBBYING ACTIVITIES

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     o There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

     o The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

     o Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying activities, including direct lobbying as well as grassroots lobbying activities, considering:

     o The company's current disclosure of relevant policies and oversight mechanisms;

     o Recent significant controversies, fines, or litigation related to the company's public policy activities; and

     o The impact that the policy issues may have on the company's business operations.

                                  * * * * * *

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                                                                       ISS
                                                                     -------
                                                                   AN MSCI BRAND

HYDRAULIC FRACTURING

Generally vote FOR proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

     o The company's current level of disclosure of relevant policies and oversight mechanisms;

     o The company's current level of such disclosure relative to its industry peers;

     o    Potential relevant local, state, or national regulatory developments;
          and

     o Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

                                  * * * * * *
DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

                                  * * * * * *

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                                      B-153

                                   EXHIBIT Q

                       STEELPATH CAPITAL MANAGEMENT, LLC

PROXY VOTING
--------------------------------------------------------------------------------
Original Issue Date:               2010
Policy Number:                     Chapter 27
Functional Applicability:          All Employees
Last Revision Date:                December 3, 2010
Next Review Date:                  December 2012
Version:                           2010-12


INTRODUCTION
Proxies are an asset of a client account, which should be treated by SteelPath with the same care, diligence and loyalty as any asset belonging to a client. As such, SteelPath views seriously its responsibility to exercise voting authority over securities that are owned by its client's portfolios. The following guidelines should be observed with respect to proxies. These guidelines also address special provisions for voting proxies of the SteelPath Mutual Funds (the "Trust"), and conflicts of interests that may arise in connection with such proxies. A client may direct SteelPath to vote in a particular manner at any time upon written notice to SteelPath.

POLICY STATEMENT
The Firm understands and appreciates the importance of proxy voting. To the extent that Firm has discretion to vote proxies for an Advisory Client, the Firm will vote any such proxies in the best interests of the Advisory Client and in accordance with the procedures outlined below (as applicable).

SteelPath's policy is to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of its clients.

PROCEDURES
All proxies sent to Advisory Clients that are actually received by the Firm (to vote on behalf of the Advisory Client) will be provided to the SteelPath through a third-party voting administrator.

SteelPath will generally adhere to the following procedures (subject to limited exception):

     o A written record of each proxy voted on by the Firm will be kept either by the proxy administrator or in the Firm's files;

     o The Chief Compliance Officer or designee may call a meeting, as necessary, (which may be via telephone) of appropriate officers and/or employees (collectively referred to as "Proxy Voting Committee")

     o The Proxy Voting Committee will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines below. If a conflict is identified, the Proxy Voting Committee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not.

     o If no material conflict is identified pursuant to these procedures, the Proxy Voting Committee will make a decision on how to vote the proxy in question in accordance with the guidelines set forth below. The internal proxy administrator will deliver to the proxy voting administrator in accordance with instructions related to such proxy in a timely and appropriate manner.

     o    The third-party proxy administrator shall maintain the voting records.

HANDLING OF CONFLICTS OF INTEREST

The Proxy Voting Committee will determine whether there is a conflict of interest related to the proxy in question between the Firm and Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether the Firm (or any affiliate of the Firm) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside an investment in such company by an Advisory Client.

If a conflict is identified and deemed "material" by the Proxy Voting Committee, the Firm will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of affected Advisory Clients. If conflicts arise, the Firm will:

     o    Engage outside counsel to determine how to vote such proxies; or

     o Determine it is appropriate to disclose the conflict to affected Advisory Clients and give Advisory Clients the opportunity to vote the proxies in question themselves.

VOTING GUIDELINES

In the absence of specific voting guidelines mandated by a particular Managed Account, the Firm will endeavor to vote proxies in the best interests of each Advisory Client.

Although voting certain proxies may be subject to the discretion of the Firm, the Firm is of the view that voting proxies in accordance with the following general guidelines is in the best interests of the Advisory Clients:

The Firm will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:

     o Election of directors (where there are no related corporate governance issues);

     o    Selection or reappointment of auditors; or

     o    Increasing or reclassification of common stock.

The Firm will generally vote against proposals that:

     o Make it more difficult to replace members of the issuer's board of directors or board of managers; and

     o Introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain Advisory Clients).

The Firm will generally vote against proposals that make it more difficult for an issuer to be taken over by outsiders, and in favor of proposals to do the opposite.

The Firm will generally vote in favor of proposals by management or shareholders concerning various compensation and stock option plans that will act to make management and employee compensation more dependent on long-term stock price performance.

The Firm will generally vote against proposals to move the company to another state less favorable to shareholders' interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.

DISCLOSURE OF PROCEDURES

Employees should note that a brief summary of these proxy-voting procedures will be included in the Firm's Form ADV Part II and will be updated whenever these policies and procedures are updated. Advisory Clients will also be provided with contact information as to how they can obtain information about the details of the Firm's procedures (i.e., a copy of these procedures), and voted proxies.

BOOKS AND RECORDS

The Proxy Administrator is responsible for maintaining files relating to the Firm's proxy voting records. Records will be maintained and preserved for five
(5) years from the end of the fiscal year during which the last entry was made on a record.

Records of the following will be included in the files:

     o Copies of these proxy voting policies and procedures, and any amendments thereto;

     o    A copy of each proxy statement that the Firm actually receives;

     o    A record of each vote that the Firm casts;

     o A copy of any document that the Firm created that was material to making a decision on how to vote the proxies, or memorializes that decision (if any); ando A copy of each written request for information on how the Firm voted proxies and a copy of any written response to any request for information on how the Firm voted proxies on behalf of an Advisory Client.

ASSOCIATED POLICIES
Books and Records
Registration
Fiduciary Duty

                                   EXHIBIT R

                       TCW Investment Management Company

PROXY VOTING GUIDELINES AND PROCEDURES

March 1, 2011

INTRODUCTION

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as "TCW") act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients' holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the "Proxy Committee") and adopted these proxy voting guidelines and procedures (the "Guidelines"). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an "Outside Service") to help manage the proxy voting process. An Outside Service facilitates TCW's voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW's clients) and helps maintain TCW's proxy voting records. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations.

PHILOSOPHY

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW's utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW's underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW's clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.


OVERRIDES AND CONFLICT RESOLUTION

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients' assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW's Proxy Specialist (the "Proxy Specialist"), who will maintain such documentation in TCW's proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager's vote, he/she will obtain the approval of TCW's Director of Research (the "Director of Research") for the vote before submitting it. The Director of Research will review the portfolio manager's vote and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW's proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW's clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises and there is no predetermined vote, or the Guidelines themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW's (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW's), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW. A relationship will be deemed not to be material, and no further conflict analysis will be required, if the assets managed for that client by TCW represent, in the aggregate, 0.25% (25 basis points) or less of TCW's total assets under management. On the other hand, if the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) of TCW's total assets under management, then the Proxy Committee will investigate whether the relationship should be deemed to be material under the particular facts and circumstances. If the relationship is deemed not to be material, then no further conflict analysis will be required. If a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If the Proxy Specialist confirms that such Board member is not the portfolio manager and, that the portfolio manager has not spoken with such Board member, then such conflict of interest will not be deemed to be material and no further conflict analysis will be required. If, on the other hand, either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities. The vote by the Proxy Committee will be documented.

Third, a potential conflict of interest may arise if the issuer is an affiliate of TCW. It is currently not anticipated that this would be the case, but if this were to arise TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast. Finally, if any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

PROXY VOTING INFORMATION AND RECORDKEEPING

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW's response (whether a client's request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.
TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an Outside Service will store such records at its principal office.

INTERNATIONAL PROXY VOTING

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.
For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers whether or not to vote an international proxy based on the particular facts and circumstances. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

GUIDELINES

The proxy voting decisions set forth below refer to proposals by company management except for the categories of "Shareholder Proposals" and "Social Issue Proposals." The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

     o    For director nominees in uncontested elections

     o    For management nominees in contested elections

     o For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

     o    For changing the company name

     o    For approving other business

     o    For adjourning the meeting

     o    For technical amendments to the charter and/or bylaws

     o    For approving financial statements

Capital Structure

     o    For increasing authorized common stock

     o    For decreasing authorized common stock

     o    For amending authorized common stock

     o For the issuance of common stock, except against if the issued common stock has superior voting rights

     o    For approving the issuance or exercise of stock warrants

     o For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

     o For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

     o    For decreasing authorized preferred stock

     o    For canceling a class or series of preferred stock

     o    For amending preferred stock

     o For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

     o    For eliminating preemptive rights

     o    For creating or restoring preemptive rights

     o    Against authorizing dual or multiple classes of common stock

     o    For eliminating authorized dual or multiple classes of common stock

     o    For amending authorized dual or multiple classes of common stock

     o For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

     o    For a stock repurchase program

     o    For a stock split

     o For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers And Restructuring

     o    For merging with or acquiring another company

     o    For recapitalization

     o    For restructuring the company

     o    For bankruptcy restructurings

     o    For liquidations

     o    For reincorporating in a different state

     o    For a leveraged buyout of the company

     o    For spinning off certain company operations or divisions

     o    For the sale of assets

     o    Against eliminating cumulative voting

     o    For adopting cumulative voting

Board of Directors

     o    For limiting the liability of directors

     o    For setting the board size

     o For allowing the directors to fill vacancies on the board without shareholder approval

     o Against giving the board the authority to set the size of the board as needed without shareholder approval

     o For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

     o For non-technical amendments to the company's certificate of incorporation, except against if an amendment would have the effect of reducing shareholders' rights

     o For non-technical amendments to the company's by laws, except against if an amendment would have the effect of reducing shareholder's rights

Anti-Takeover Provisions

     o    Against a classified board

     o    Against amending a classified board

     o    For repealing a classified board

     o Against ratifying or adopting a shareholder rights plan (poison pill)

     o    Against redeeming a shareholder rights plan (poison pill)

     o    Against eliminating shareholders' right to call a special meeting

     o    Against limiting shareholders' right to call a special meeting

     o    For restoring shareholders' right to call a special meeting

     o    Against eliminating shareholders' right to act by written consent

     o    Against limiting shareholders' right to act by written consent

     o    For restoring shareholders' right to act by written consent

     o Against establishing a supermajority vote provision to approve a merger or other business combination

     o For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

     o For eliminating a supermajority vote provision to approve a merger or other business combination

     o Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

     o Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

     o For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

     o Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

     o    Against establishing a fair price provision

     o    Against amending a fair price provision

     o    For repealing a fair price provision

     o    For limiting the payment of greenmail

     o    Against adopting advance notice requirements

     o    For opting out of a state takeover statutory provision

     o    Against opt into a state takeover statutory provision

Compensation

     o For adopting a stock incentive plan for employees, except refer if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

     o For amending a stock incentive plan for employees, except refer if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

     o For adding shares to a stock incentive plan for employees, except refer if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

     o    For limiting per-employee option awards

     o    For extending the term of a stock incentive plan for employees

     o    Refer on assuming stock incentive plans

     o For adopting a stock incentive plan for non-employee directors, except refer if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

     o For amending a stock incentive plan for non-employee directors, except refer if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

     o For adding shares to a stock incentive plan for non-employee directors, except refer if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

     o For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock's fair market value

     o For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock's fair market value

     o For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock's fair market value

     o For adopting a stock award plan, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

     o For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

     o For adding shares to a stock award plan, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

     o For adopting a stock award plan for non-employee directors, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

     o For amending a stock award plan for non-employee directors, except refer if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

     o For adding shares to a stock award plan for non-employee directors, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

     o    For approving an annual bonus plan

     o    For adopting a savings plan

     o For granting a one-time stock option or stock award, except refer if the plan dilution is more than 15% of the outstanding common equity

     o    For adopting a deferred compensation plan

     o    For approving a long-term bonus plan

     o    For approving an employment agreement or contract

     o    For amending a deferred compensation plan

     o For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock's current market price)

     o    For amending an annual bonus plan

     o For reapproving a stock option plan or bonus plan for purposes of OBRA

     o    For amending a long-term bonus plan

     o    With management on "say on pay" proposals

     o With management on the frequency a "say on pay" proposal will be submitted for a shareholder vote

Shareholder Proposals

     o    For requiring shareholder ratification of auditors

     o    Against requiring the auditors to attend the annual meeting

     o    Against limiting consulting by auditors

     o    Against requiring the rotation of auditors

     o    Against restoring preemptive rights

     o For asking the company to study sales, spin-offs, or other strategic alternatives

     o For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

     o Against asking the company to refrain from counting abstentions and broker non- votes in vote tabulations

     o Against eliminating the company's discretion to vote unmarked proxy ballots.

     o    For providing equal access to the proxy materials for shareholders

     o    Against requiring a majority vote to elect directors

     o    Against requiring the improvement of annual meeting reports

     o    Against changing the annual meeting location

     o    Against changing the annual meeting date

     o Against asking the board to include more women and minorities as directors.

     o    Against seeking to increase board independence

     o Against limiting the period of time a director can serve by establishing a retirement or tenure policy

     o    Against requiring minimum stock ownership by directors

     o Against providing for union or employee representatives on the board of directors

     o For increasing disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan

     o    For increasing the independence of the nominating committee

     o    For creating a nominating committee of the board

     o    Against urging the creation of a shareholder committee

     o Against asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors

     o Against asking that a lead director be chosen from among the ranks of the non- employee directors

     o    For adopting cumulative voting

     o Against requiring directors to place a statement of candidacy in the proxy statement

     o Against requiring the nomination of two director candidates for each open board seat

     o Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect

     o    For repealing a classified board

     o Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

     o    For eliminating supermajority provisions

     o    For reducing supermajority provisions

     o    Against repealing fair price provisions

     o    For restoring shareholders' right to call a special meeting

     o    For restoring shareholders' right to act by written consent

     o For limiting the board's discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

     o For seeking to force the company to opt out of a state takeover statutory provision

     o    Against reincorporating the company in another state

     o    For limiting greenmail payments

     o    Against restricting executive compensation

     o    For enhance the disclosure of executive compensation

     o    Against restricting director compensation

     o    Against capping executive pay

     o    Against calling for directors to be paid with company stock

     o    Against calling for shareholder votes on executive pay

     o    Against calling for the termination of director retirement plans

     o Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

     o Against seeking shareholder approval to reprice or replace underwater stock options

     o For banning or calling for a shareholder vote on future golden parachutes

     o    Against seeking to award performance-based stock options

     o Against establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement

     o Against requesting that future executive compensation be determined without regard to any pension fund income

     o Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

     o    Against requiring option shares to be held

     o    For creating a compensation committee

     o Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

     o    For increasing the independence of the compensation committee

     o    For increasing the independence of the audit committee

     o    For increasing the independence of key committees

Social Issue Proposals

     o Against asking the company to develop or report on human rights policies

     o For asking the company to review its operations' impact on local groups, except against if the proposal calls for action beyond reporting

     o    Against asking the company to limit or end operations in Burma

     o    For asking management to review operations in Burma

     o For asking management to certify that company operations are free of forced labor

     o Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

     o Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

     o Against asking management to create a plan of converting the company's facilities that are dependent on defense contracts toward production for commercial markets

     o Against asking management to report on the company's government contracts for the development of ballistic missile defense technologies and related space systems

     o Against asking management to report on the company's foreign military sales or foreign offset activities

     o    Against asking management to limit or end nuclear weapons production

     o    Against asking management to review nuclear weapons production

     o Against asking the company to establish shareholder-designated contribution programs

     o    Against asking the company to limit or end charitable giving

     o For asking the company to increase disclosure of political spending and activities

     o    Against asking the company to limit or end political spending

     o For requesting disclosure of company executives' prior government service

     o    Against requesting affirmation of political nonpartisanship

     o For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

     o    Against severing links with the tobacco industry

     o    Against asking the company to review or reduce tobacco harm to health

     o For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

     o For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

     o Against asking the company to take action on embryo or fetal destruction

     o For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

     o For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

     o    Against asking management to endorse the Ceres principles

     o For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

     o For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

     o For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

     o For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

     o    Against asking the company to preserve natural habitat

     o Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

     o Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

     o For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

     o Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

     o For asking management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

     o    Against asking management to drop sexual orientation from EEO policy

     o Against asking management to adopt a sexual orientation non-discrimination policy

     o    For asking management to report on or review Mexican operations

     o    Against asking management to adopt standards for Mexican operations

     o Against asking management to review or implement the MacBride principles

     o Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

     o For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

     o Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization's core labor conventions

     o For requesting reports on sustainability, except against if the company has already issued a report in GRI format

                                   EXHIBIT S

                     THORNBURG INVESTMENT MANAGEMENT, INC.
                           THORNBURG INVESTMENT TRUST

                              PROXY VOTING POLICY

MARCH 2012

POLICY OBJECTIVES

This Policy has been adopted by Thornburg Investment Management, Inc. ("TIM") and Thornburg Investment Trust (the "Trust") to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom TIM performs investment management services and is authorized and required to vote or consider voting proxies.

The Trust has delegated to TIM the authority to vote proxies relating to its portfolio securities in accordance with this Policy.

This Policy is intended by TIM to constitute "written policies and procedures" as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). This Policy is intended by the Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the "Investment Company Act").

Please see the Glossary of Terms for definitions of terms used in this Policy.


VOTING OBJECTIVES

This Policy defines procedures for voting securities in each Account managed by TIM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security's value. This Policy does not prescribe voting requirements or specific voting considerations. Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM's personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy's voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client and TIM have agreed that TIM shall vote a specific security or all securities in an Account, TIM may abstain from voting or decline to vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment's value, when TIM believes the costs of voting exceed the likely benefit to the Investment Client, or when TIM believes other factors indicate that the objectives of the Policy are less likely to be realized by voting a security.

It is also important to the pursuit of the Policy's voting objectives that TIM be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by TIM, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by TIM on the issue), to be inconsistent with the objectives of this Policy. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by agreement with the Investment Client or this Policy.

TIM is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis, nor does TIM control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond TIM's control may at times prevent TIM from voting proxies in certain non-US markets (see "Voting Restrictions in Certain Non-US Markets," below).

ERISA ACCOUNTS

Portfolio managers should recognize, in considering proxy votes for ERISA
Accounts:

     (a) Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies;

     (b) If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan's trustees or other officials; and

     (c) TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

PROXY VOTING COORDINATOR

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:

     (a) Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

     (b) Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the President or the appropriate portfolio managers to permit evaluation of proxy voting issues;

     (c) Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;

     (d) Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by TIM);

     (e) Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by TIM) and transmitting or arranging for the transmission of that information in accordance with "Communicating Votes," below; and

     (f)  Recordkeeping in accordance with "Recordkeeping", below.

The Proxy Voting Coordinator may, with the President's approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by TIM. Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM.

ASSEMBLING VOTING INFORMATION

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. TIM may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.

PORTFOLIO MANAGERS

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.

ACCUMULATING VOTING RESULTS

The Proxy Voting Coordinator is responsible for accumulating the following information as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

     (a)  The name of the issuer of the portfolio security;

     (b)  The exchange ticker symbol of the portfolio security;

     (c)  The CUSIP number for the portfolio security;

     (d) The shareholder meeting date; (e) A brief identification of the matter voted on;

     (g)  Whether a vote was cast on the matter;

     (h) How we cast the vote (e.g., "for," "against," "abstain," or "withhold regarding election of directors"); and

     (i)  Whether we cast the vote for or against management.

TIM may use service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President's approval, delegate any portion or all of these functions to one or more other individuals employed by TIM.

RESOLUTION OF CONFLICTS OF INTEREST

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager's recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.

COMMUNICATING VOTES

The Proxy Voting Coordinator shall (i) communicate to TIM's fund accounting department proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit fund accounting to prepare Form N-PX filings for the Investment Companies; and
(ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption "Accumulating Voting Results," for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption "Accumulating Voting Results," the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Proxy Voting Coordinator may, with the President's approval, delegate any portion or all of this function to one or more individuals employed by TIM. TIM may engage one or more service providers to facilitate timely communication of proxy votes.

RECORD OF VOTING DELEGATION

The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not TIM is authorized to vote proxies respecting the Account's portfolio securities.

COMMENT ON VOTING

It is the Policy of TIM not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy and the Thornburg Investment Trust Policy and Procedures for Disclosure of Portfolio Securities Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that TIM does not comment on proxy voting, and that as to Investment Companies for which TIM is required to disclose proxy votes, the information is available on the Investment Company's website and filed with the SEC. The President may authorize comments in specific cases, in his discretion.

JOINING INSURGENT OR VOTING COMMITTEES

It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.

SOCIAL ISSUES

It is the presumption of this Policy that proxies shall not be voted on Social Issues except that TIM may substitute its judgment in any specific situation involving a Social Issue as provided in the third paragraph under the caption "Voting Objectives."

VOTING RESTRICTIONS IN CERTAIN NON-US MARKETS

Proxy voting in certain countries requires "share blocking." During a "share blocking" period, shares that will be voted at a meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Client's custodian bank. TIM may choose not to vote an Investment Client's shares in a "share blocking" market if TIM believes that the benefit to the Investment Client of being able to sell the shares during this "share blocking" period outweighs the benefit of exercising the vote. TIM will exercise its judgment subject to any specific voting instructions agreed to between TIM and the Investment Client.

Certain non-US markets require that TIM provide a power of attorney to give local agents authority to carry out TIM's voting instructions. While TIM will make efforts to comply with relevant local market rules, TIM frequently does not provide a power of attorney for the following reasons that include but are not limited to: (i) TIM may not have the required Investment Client information that the local market requires, (ii) TIM may deem the expense too great, or
(iii) TIM may determine not to provide a power of attorney based upon advice of legal counsel. Failure to provide an effective power of attorney in a particular non-US market may prevent TIM from being able to vote an Investment Client's shares in that market.

ANNUAL REVIEW OF POLICY FUNCTION

Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer, or a Designated Compliance Officer, shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

     (a) Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if TIM is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

     (b) Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

     (c) Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;

     (d) Evaluate the performance of any proxy voting services or agents employed by TIM, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and

     (e) Prepare written reports respecting the foregoing items to the President, the Trustees of the Trust, and any Investment Company Clients for which such a report is required.

RECORDKEEPING

The Proxy Voting Coordinator shall maintain the following records:

     (a)  Copies of this Policy as from time to time revised or supplemented;

     (b) A copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission's EDGAR system or similar accessible database;

     (c)  Voting Results for each Investment Client;

     (d) A copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;

     (e) A copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client; and

     (f)  Communications to Investment Clients respecting Conflicts of
          Interest.

The Chief Compliance Officer, or a Designated Compliance Officer, shall maintain the following records:

     (a)  All written reports arising from annual reviews of policy function;
          and

     (b)  Chronological record of proxy voting records reviewed by quarter.

All records shall be maintained and preserved pursuant to the separately adopted Document Retention and Destruction Policy for the time period indicated in the current Books and Records Matrix. The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.

GLOSSARY OF TERMS

"ACCOUNT" means any discrete account or portfolio as to which TIM has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which TIM is the adviser or subadviser is an Account.

"CHIEF COMPLIANCE OFFICER" means the Chief Compliance Officer of TIM.

"CONFLICT OF INTEREST" means as to any Account, any conflict between a pecuniary interest of TIM or any affiliate, and the duties of TIM to the Investment Client who is the owner of the Account.

"ERISA" means the Employee Retirement Income Security Act of 1975, as amended. Reference to an "ERISA Account" means an account for an employee benefit plan governed by ERISA.

"INVESTMENT CLIENT" means any person with whom TIM has a contract to perform discretionary investment management services, including a series of an Investment Company, and for whom TIM is authorized by the contract or required by applicable law to vote or consider voting securities in the Investment Client's Account.

"INVESTMENT COMPANY" means a company registered as such under the Investment Company Act.

"PRESIDENT" means the president of TIM, or in the event of his unavailability any individual who is a vice president and managing director of TIM.

"PROXY VOTING COORDINATOR" means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this Policy.

"SOCIAL ISSUES" means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objectives of this Policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.

"TIM" means Thornburg Investment Management, Inc.

"VOTING RESULTS" means the specific information described under the caption "Accumulating Voting Results."

                                   EXHIBIT T

                            TURNER INVESTMENTS, L.P.
                        TURNER INVESTMENT MANAGEMENT LLC

                       PROXY VOTING POLICY AND PROCEDURES

Turner Investments, L.P., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, "Turner"), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

DUTIES WITH RESPECT TO PROXIES:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

DELEGATION TO PROXY VOTER SERVICES:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

PVS's voting recommendations typically favor the interests of the shareholder/owner rather than a company's management. Turner's long-standing practice has been to follow voting guidelines of this type. Although Turner has not chosen PVS or its services for this reason, its engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect its engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights, including but not limited to public plans and unions.

It should be emphasized that any client or potential client of Turner need not delegate the voting of proxies to Turner (and thus indirectly to PVS as overseen by Turner), and may instead direct its custodian or another party to undertake this responsibility. Alternatively, a client or potential client may direct Turner to vote following guidelines it selects rather than following the Turner selected PVS guidelines if its preference is to follow voting guidelines that typically favor the interests of company management. Turner will provide upon request a copy of the current proxy voting guidelines followed by PVS to assist you in this evaluation.

REVIEW AND OVERSIGHT:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

The Turner Proxy Committee has only very infrequently departed from the PVS recommendation, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

CONFLICTS OF INTEREST:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed above, Turner's selection of PVS may be considered a potential conflict of interest. Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of its clients.

SECURITIES LENDING:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner's control. Clients that participate in securities lending programs should expect that Turner will not frequently vote or seek to recall in order to vote shares that are on loan.

OBTAINING PROXY VOTING INFORMATION:

To obtain information on how Turner voted proxies or for a copy of current PVS guidelines, please contact:

Andrew Mark, Director of Operations
and Technology Administration
c/o Turner Investments, L.P.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.




Adopted: July 1, 2003
Last revised: June 15, 2009

                           PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:


(a)(1)   Amended and Restated Agreement and Declaration of Trust of The Advisors' Inner
         Circle Fund (the "Registrant") dated July 18, 1991, as amended and restated February 18,
         1997, is incorporated herein by reference to exhibit (1)(b) of Post-Effective Amendment
         No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484),
         filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR
         Accession No. 0000950109-97-001691 on February 27, 1997.
(a)(2)   Amendment No. 1, dated May 15, 2012, to the Registrant's Amended and Restated
         Agreement and Declaration of Trust dated July 18, 1991, as amended and restated
         February 18, 1997, is incorporated herein by reference to exhibit (a)(2) of Post-Effective
         Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No.
         33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on
         May 23, 2012.
(b)      Registrant's Second Amended and Restated By-Laws are incorporated herein by reference to exhibit (b) of Post-Effective Amendment No. 179 to the Registrant's
         Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via
         EDGAR Accession No. 0001135428-12-000087 on February 28, 2012.
(c)      Not Applicable.
(d)(1)   Investment Advisory Agreement dated August 15, 1994 between the Registrant and HGK
         Asset Management, Inc. is incorporated herein by reference to exhibit (5)(e) of Post-
         Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A
         (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-
         001199 on February 28, 1996.
(d)(2)   Expense Limitation Agreement dated March 1, 2008 between the Registrant and HGK
         Asset Management, Inc. is incorporated herein by reference to exhibit (d)(2) of Post-
         Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A
         (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-
         000276 on July 2, 2009.
(d)(3)   Revised Schedule A dated March 1, 2010 to the Expense Limitation Agreement dated
         March 1, 2008 between the Registrant and HGK Asset Management, Inc. is incorporated herein by reference to exhibit (d)(3) of Post-Effective Amendment No. 124 to the
         Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
         SEC via EDGAR Accession No. 0001135428-10-000245 on June 30, 2010.
(d)(4)   Investment Advisory Agreement dated November 21, 1994 between the Registrant and
         AIG Global Investment Corp. (now, AIG Asset Management (U.S.), LLC) is
         incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
         SEC via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.
(d)(5)   Assignment and Assumption Agreement dated December 31, 2003 between AIG Capital
         Management Corp. and AIG Global Investment Corp. (now, AIG Asset Management
         (U.S.), LLC) is incorporated herein by reference to exhibit (d)(31) of Post-Effective
         Amendment No. 69 to the Registrant's Registration Statement on Form N-1A (File No.
         33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000095 on
         March 1, 2004.
(d)(6)   Investment Advisory Agreement dated May 3, 1995 between the Registrant and First
         Manhattan Co. is incorporated herein by reference to exhibit (5)(g) of Post-Effective
         Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No.


                                       1




        33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on
        February 28, 1996.
(d)(7)  Amended and Restated Schedule dated May 19, 1998 to the Investment Advisory
        Agreement dated May 3, 1995 between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
        SEC via EDGAR Accession No. 0001047469-98-021496 on May 21, 1998.
(d)(8)  Investment Advisory Agreement dated March 15, 1999 between the Registrant and LSV
        Asset Management is incorporated herein by reference to exhibit (d)(8) of Post-Effective
        Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No.
        33-42484), filed with the SEC via EDGAR Accession No. 0001135428-01-500070 on
        June 22, 2001.
(d)(9)  Revised Schedule to the Investment Advisory Agreement dated March 15, 1999 between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit
        (d)(8) of Post-Effective Amendment No. 107 to the Registrant's Registration Statement
        on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No.
        0001135428-08-000342 on August 28, 2008.
(d)(10) Expense Limitation Agreement dated March 1, 2010 between the Registrant and LSV
        Asset Management is incorporated herein by reference to exhibit (d)(9) of Post-
        Effective Amendment No. 123 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-
        000173 on April 30, 2010.
(d)(11) Investment Advisory Agreement dated June 24, 2002 between the Registrant and
        Acadian Asset Management, Inc. (now, Acadian Asset Management LLC) is
        incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.
(d)(12) Amended Schedule A to the Investment Advisory Agreement dated June 24, 2002 between the Registrant and Acadian Asset Management, Inc. (now Acadian Asset
        Management, LLC) is incorporated herein by reference to exhibit (d)(12) of Post-
        Effective Amendment No. 127 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-
        000392 on September 3, 2010.
(d)(13) Expense Limitation Agreement dated December 16, 2010, between the Registrant and
        Acadian Asset Management LLC, is incorporated herein by reference to exhibit (d)(13)
        of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on
        Form N-1A (File No. 33-42484), filed with the SEC on March 28, 2012.
(d)(14) Investment Advisory Agreement dated June 24, 2002 between the Registrant and
        Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(19) of Post-
        Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-
        000263 on August 30, 2002.
(d)(15) Amended Schedule A to the Investment Advisory Agreement dated June 24, 2002 between the Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(15) of Post-Effective Amendment No. 168 to the Registrant's Registration
        Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-11-000735 on November 30, 2011.
(d)(16) Form of Amended and Restated Expense Limitation Agreement dated September 1, 2010 between the Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 168 to the Registrant's Registration


                                       2




        Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-11-000735 on November 30, 2011.
(d)(17) Investment Advisory Agreement dated June 24, 2002 between the Registrant and
        Investment Counselors of Maryland, LLC is incorporated herein by reference to exhibit
        (d)(23) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement
        on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No.
        0001135428-02-000263 on August 30, 2002.
(d)(18) Investment Advisory Agreement dated June 24, 2002 between the Registrant and C.S.
        McKee, L.P. is incorporated herein by reference to exhibit (d)(24) of Post-Effective
        Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No.
        33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on
        August 30, 2002.
(d)(19) Investment Advisory Agreement dated August 8, 2008 between the Registrant and Rice,
        Hall James & Associates LLC is incorporated herein by reference to exhibit (d)(16) of
        Post-Effective Amendment No. 116 to the Registrant's Registration Statement on Form
        N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-
        09-000641 on December 18, 2009.
(d)(20) Expense Limitation Agreement between the Registrant and Rice Hall James &
        Associates, LLC, to be filed by amendment.
(d)(21) Investment Advisory Agreement dated June 24, 2002 between the Registrant and
        Thompson, Siegel & Walmsley, Inc. (now, Thompson, Siegel & Walmsley LLC) is
        incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.
(d)(22) Amendment and Revised Schedule A dated June 1, 2010 to the Investment Advisory
        Agreement dated June 24, 2002 between the Registrant and Thompson, Siegel &
        Walmsley, Inc. (now, Thompson, Siegel & Walmsley LLC) is incorporated herein by reference to exhibit (d)(21) of Post-Effective Amendment No. 126 to the Registrant's
        Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via
        EDGAR Accession No. 0001135428-10-000336 on August 30, 2010.
(d)(23) Investment Advisory Agreement dated January 29, 2010 between the Registrant and PNC
        Capital Advisors, LLC, to be filed by amendment.
(d)(24) Investment Advisory Agreement dated May 28, 2004 between the Registrant and
        Haverford Investment Management, Inc. is incorporated herein by reference to exhibit
        (d)(30) of Post-Effective Amendment No. 79 to the Registrant's Registration Statement
        on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No.
        0001135428-05-000093 on February 25, 2005.
(d)(25) Expense Limitation Agreement between the Registrant and Haverford Investment
        Management, Inc., to be filed by amendment.
(d)(26) Investment Advisory Agreement dated December 16, 2005 between the Registrant and
        Westwood Management Corp. is incorporated herein by reference to exhibit (d)(28) of
        Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-
        1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-
        000081 on February 28, 2006.
(d)(27) Schedule A, dated December 16, 2005, as last amended November 15, 2011, to the
        Investment Advisory Agreement dated December 16, 2005 between the Registrant and
        Westwood Management Corp. is incorporated herein by reference to exhibit (d)(28) of
        Post-Effective Amendment No. 170 to the Registrant's Registration Statement on Form
        N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-
        11-000779 on December 28, 2011.
(d)(28) Form of Expense Limitation Agreement dated August 12, 2008, as amended and restated


                                       3




        November 15, 2011, between the Registrant and Westwood Management Corp., relating to each series of the Westwood Family of Funds, is incorporated herein by reference to exhibit (d)(29) of Post-Effective Amendment No. 170 to the Registrant's Registration
        Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-11-000779 on December 28, 2011.
(d)(29) Form of Investment Sub-Advisory Agreement between Westwood Management Corp.
        and SKY Harbor Capital Management, LLC, relating to the Westwood Short Duration
        High Yield Fund, is incorporated herein by reference to exhibit (d)(45) of Post-Effective
        Amendment No. 170 to the Registrant's Registration Statement on Form N-1A (File No.
        33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000779 on
        December 28, 2011.
(d)(30) Investment Advisory Agreement dated February 27, 2006 between the Registrant and
        Edgewood Management LLC is incorporated herein by reference to exhibit (d)(33) of
        Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-
        1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-
        000007 on January 12, 2007.
(d)(31) Expense Limitation Agreement dated March 1, 2008 between the Registrant and
        Edgewood Management LLC is incorporated herein by reference to exhibit (d)(28) of
        Post-Effective Amendment No. 124 to the Registrant's Registration Statement on Form
        N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-
        10-000245 on June 30, 2010.
(d)(32) Investment Advisory Agreement dated September 21, 2009 between the Registrant and
        Pennant Management, Inc. is incorporated herein by reference to exhibit (d)(30) of Post-
        Effective Amendment No. 115 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-
        000594 on November 30, 2009.
(d)(33) Investment Advisory Agreement dated March 31, 2010 between the Registrant and Sands
        Capital Management, LLC is incorporated herein by reference to exhibit (d)(30) of Post-
        Effective Amendment No. 123 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-
        000173 on April 30, 2010.
(d)(34) Expense Limitation Agreement between the Registrant and Sands Capital Management,
        LLC, to be filed by amendment.
(d)(35) Investment Advisory Agreement dated May 7, 2010 between the Registrant and Aviva
        Investors North America, Inc., relating to the Aviva Investors Family of Funds, is incorporated herein by reference to exhibit (d)(33) of Post-Effective Amendment No. 124 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000245 on June 30, 2010.
(d)(36) Revised Schedule A to the Investment Advisory Agreement dated May 7, 2010 between the Registrant and Aviva Investors North America, Inc., with respect to the Aviva
        Investors Family of Funds, is incorporated herein by reference to exhibit (d)(40) of Post-
        Effective Amendment No. 145 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-
        000239 on April 19, 2011.
(d)(37) Form of Expense Limitation Agreement between the Registrant and Aviva Investors
        North America, Inc., with respect to the Aviva Investors High Yield Bond Fund and
        Aviva Investors Core Aggregate Fixed Income Fund, is incorporated herein by reference to exhibit (d)(37) of Post-Effective Amendment No. 126 to the Registrant's Registration
        Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-10-000336 on August 30, 2010.


                                       4




(d)(38) Form of Expense Limitation Agreement between the Registrant and Aviva Investors
        North America, Inc., with respect to the Aviva Investors Emerging Markets Local
        Currency Bond Fund, is incorporated herein by reference to exhibit (d)(41) of Post-
        Effective Amendment No. 145 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-
        000239 on April 19, 2011.
(d)(39) Form of Investment Advisory Agreement between the Registrant and AlphaOne
        Investment Services, LLC, relating to the AlphaOne Family of Funds, is incorporated herein by reference to exhibit (d)(42) of Post-Effective Amendment No. 141 to the
        Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
        SEC via EDGAR Accession No. 0001135428-11-000199 on March 30, 2011.
(d)(40) Expense Limitation Agreement, effective as of March 28, 2011, between the Registrant and AlphaOne Investment Services, LLC, relating to the AlphaOne Family of Funds, is incorporated herein by reference to exhibit (d)(43) of Post-Effective Amendment No. 154 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000353 on June 29, 2011.
(d)(41) Form of Investment Advisory Agreement between the Registrant and Loomis, Sayles &
        Company, L.P., relating to the Loomis Sayles Full Discretion Institutional Securitized
        Fund, is incorporated herein by reference to exhibit (d)(44) of Post-Effective Amendment
        No. 156 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484),
        filed with the SEC via EDGAR Accession No. 0001135428-11-000382 on July 29, 2011.
(d)(42) Form of Expense Limitation Agreement between the Registrant and Loomis, Sayles &
        Company, L.P., relating to the Loomis Sayles Full Discretion Institutional Securitized
        Fund, is incorporated herein by reference to exhibit (d)(43) of Post-Effective Amendment
        No. 165 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484),
        filed with the SEC via EDGAR Accession No. 0001135428-11-000665 on November 4,
        2011.
(d)(43) Form of Investment Advisory Agreement between the Registrant and CBRE Clarion
        Securities LLC, relating to the CBRE Clarion Long/Short Fund, is incorporated herein by reference to exhibit (d)(44) of Post-Effective Amendment No. 171 to the Registrant's
        Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via
        EDGAR Accession No. 0001135428-11-000783 on December 28, 2011.
(d)(44) Form of Expense Limitation Agreement between the Registrant and CBRE Clarion
        Securities LLC, relating to the CBRE Clarion Long/Short Fund, is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 171 to the Registrant's
        Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via
        EDGAR Accession No. 0001135428-11-000783 on December 28, 2011.
(d)(45) Investment Advisory Agreement dated February 20, 2012, between the Registrant and
        Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 28, 2012.
(d)(46) Expense Limitation Agreement dated February 20, 2012, between the Registrant and
        Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(46) of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 28, 2012.
(d)(47) Investment Advisory Agreement between the Trust and Citigroup First Investment
        Management Americas LLC, relating to the Citi Market Pilot 2020 Fund, Citi Market
        Pilot 2030 Fund and Citi Market Pilot 2040 Fund, is incorporated herein by reference to exhibit (d)(47) of Post-Effective Amendment No. 190 to the Registrant's Registration


                                       5




        Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-12-000262 on May 23, 2012.
(d)(48) Expense Limitation Agreement between the Registrant and Citigroup First Investment
        Management Americas LLC, relating to the Citi Market Pilot 2020 Fund, Citi Market
        Pilot 2030 Fund and Citi Market Pilot 2040 Fund, is incorporated herein by reference to exhibit (d)(48) of Post-Effective Amendment No. 190 to the Registrant's Registration
        Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-12-000262 on May 23, 2012.
(d)(49) Form of Investment Advisory Agreement between the Trust and Thomson Horstmann &
        Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund, is incorporated herein by reference to exhibit (d)(49) of Post-Effective Amendment No. 184 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000197 on March 28, 2012.
(d)(50) Form of Expense Limitation Agreement between the Registrant and Thomson Horstmann
        & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund, is incorporated herein by reference to exhibit (d)(50) of Post-Effective Amendment No. 184 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000197 on March 28, 2012.
(d)(51) Investment Advisory Agreement between the Trust and Cornerstone Advisors, Inc., relating to the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors
        Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and
        Cornerstone Advisors Real Assets Fund, is filed herewith.
(d)(52) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Parametric
        Portfolio Associates LLC, relating to the Cornerstone Advisors Global Public Equity
        Fund, is filed herewith.
(d)(53) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and LSV Asset
        Management, relating to the Cornerstone Advisors Global Public Equity Fund, is filed herewith.
(d)(54) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Harris
        Associates L.P., relating to the Cornerstone Advisors Global Public Equity Fund, is filed herewith.
(d)(55) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Thornburg
        Investment Management Inc, relating to the Cornerstone Advisors Global Public Equity
        Fund, is filed herewith.
(d)(56) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Marsico
        Capital Management, LLC, relating to the Cornerstone Advisors Global Public Equity
        Fund, is filed herewith.
(d)(57) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Turner
        Investments, L.P., relating to the Cornerstone Advisors Global Public Equity Fund and
        Cornerstone Advisors Public Alternatives Fund, is filed herewith.
(d)(58) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Cramer
        Rosenthal McGlynn LLC, relating to the Cornerstone Advisors Global Public Equity
        Fund, is filed herewith.
(d)(59) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Fairpointe
        Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is filed herewith.
(d)(60) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Phocas
        Financial Corporation, relating to the Cornerstone Advisors Global Public Equity Fund,
        is filed herewith.


                                       6




(d)(61) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and
        TCW Investment Management Company, relating to the Cornerstone Advisors Global
        Public Equity Fund, is filed herewith.
(d)(62) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Allianz
        Global Investors Capital LLC, relating to the Cornerstone Advisors Global Public Equity
        Fund, is filed herewith.
(d)(63) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Acadian
        Asset Management LLC, relating to the Cornerstone Advisors Global Public Equity
        Fund, is filed herewith.
(d)(64) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Driehaus
        Capital Management LLC, relating to the Cornerstone Advisors Global Public Equity
        Fund, is filed herewith.
(d)(65) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and SteelPath
        Capital Management, LLC, relating to the Cornerstone Advisors Income Opportunities
        Fund, is filed herewith.
(d)(66) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and
        AlphaSimplex Group, LLC, relating to the Cornerstone Advisors Public Alternatives
        Fund, is filed herewith.
(d)(67) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and AQR
        Capital Management, LLC, relating to the Cornerstone Advisors Public Alternatives
        Fund, is filed herewith.
(d)(68) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and ClariVest
        Asset Management LLC, relating to the Cornerstone Advisors Public Alternatives Fund,
        is filed herewith.
(d)(69) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Kayne
        Anderson Capital Advisors, L.P., relating to the Cornerstone Advisors Real Assets Fund, is filed herewith.
(d)(70) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and BlackRock
        Investment Management, LLC, relating to the Cornerstone Advisors Real Assets Fund, is filed herewith.
(e)(1)  Distribution Agreement dated November 14, 1991, as amended and restated August 8,
        1994, between the Registrant and SEI Financial Services Company (now, SEI
        Investments Distribution Co.) is incorporated herein by reference to exhibit (6) of Post-
        Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-
        001199 on February 28, 1996.
(e)(2)  Distribution Agreement dated November 14, 1991, as amended and restated November
        12, 2002, between the Registrant and SEI Investments Distribution Co. (formerly, SEI
        Financial Services Company) is incorporated herein by reference to exhibit (e)(4) of Post-
        Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-
        000108 on February 28, 2003.
(e)(3)  Amendment No. 1, effective as of August 30, 2010, to the Distribution Agreement dated
        November 14, 1991, as amended and restated November 12, 2002, between the
        Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services
        Company), is incorporated herein by reference to exhibit (e)(3) of Post-Effective
        Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No.
        33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on
        September 16, 2011.
(e)(4)  Amended and Restated Sub-Distribution and Servicing Agreement dated November 10,
        1997 between SEI Investments Company and AIG Equity Sales Corporation is


                                       7




       incorporated herein by reference to exhibit (6)(c) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
       SEC via EDGAR Accession No. 0001047469-98-008087 on February 27, 1998.
(e)(5) Revised Form of Amended Sub-Distribution and Servicing Agreement between the
       Registrant and SEI Investments Distribution Co. is incorporated herein by reference to exhibit (e)(2) of Post-Effective Amendment No. 76 to the Registration Statement of The
       Advisors' Inner Circle Fund II (File No. 33-50718), filed with the SEC via EDGAR
       Accession No. 0001135428-08-000222 on May 30, 2008.
(f)    Not Applicable.
(g)(1) Custodian Agreement dated August 12, 1991 between the Registrant and CoreStates
       Bank N.A. (now, US Bank, National Association) is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 28 to the Registrant's Registration
       Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
       No. 0000950109-97-001691 on February 27, 1997.
(g)(2) Amendment dated May 21, 2001 to the Custodian Agreement dated August 12, 1991 between the Registrant and First Union National Bank (now, U.S. Bank, National
       Association) is incorporated herein by reference to exhibit (g)(4) of Post-Effective
       Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No.
       33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000175 on
       June 14, 2002.
(g)(3) Amended Fee Schedule dated February 18, 2004 to the Custodian Agreement dated
       August 12, 1991 between the Registrant and Wachovia Bank, National Association (now
       U.S. Bank, National Association) is incorporated herein by reference to exhibit (g)(7) of
       Post-Effective Amendment No. 69 to the Registrant's Registration Statement on Form N-
       1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-
       000095 on March 1, 2004.
(g)(4) Amendment and Assignment dated August 8, 2006 to the Custodian Agreement dated
       August 12, 1991 between the Registrant and Wachovia Bank, N.A., (now U.S. Bank,
       National Association) assigning the Custodian Agreement to U.S. Bank, National
       Association is incorporated herein by reference to exhibit (g)(5) of Post-Effective
       Amendment No. 92 to the Registrant's Registration Statement on Form N-1A (File No.
       33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000367 on
       August 28, 2006.
(g)(5) Amendment dated March 14, 2007 to the Custodian Agreement dated August 12, 1991 between the Registrant and U.S. Bank, National Association is incorporated herein by reference to exhibit (g)(8) of Post-Effective Amendment No. 97 to the Registrant's
       Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via
       EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(g)(6) Custodian Agreement dated November 13, 2007 between the Registrant and Union Bank of California, N.A., to be filed by amendment.
(g)(7) Custody Agreement dated February 3, 2003 between the Registrant and National City
       Bank is incorporated herein by reference to exhibit (g)(5) of Post-Effective Amendment
       No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484),
       filed with the SEC via EDGAR Accession No. 0001135428-03-000264 on April 30,
       2003.
(g)(8) Amended Fee Schedule dated February 19, 2003 to the Custody Agreement dated
       February 3, 2003 between the Registrant and National City Bank is incorporated herein by reference to exhibit (g)(6) of Post-Effective Amendment No. 68 to the Registrant's
       Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via
       EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.


                                       8




(g)(9)  Custody Agreement between the Registrant and The Northern Trust Company, to be filed by amendment.
(g)(10) Global Custodial Services Agreement between the Registrant and Citi Global Transaction
        Services, to be filed by amendment.
(g)(11) Amended Fee Schedule to the Global Custodial Services Agreement between the Registrant and Citi Global Transaction Services, to be filed by amendment.
(g)(12) Custodial Services Agreement between the Registrant and The Bank of New York
        Mellon, relating to the Cambiar Aggressive Value Fund and Cambiar Opportunity Fund,
        to be filed by amendment.
(h)(1)  Administration Agreement dated November 14, 1991, as amended and restated
        November 12, 2002, between the Registrant and SEI Investments Global Funds Services
        is incorporated herein by reference to exhibit (h)(50) of Post-Effective Amendment No.
        62 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000108 on February 28, 2003.
(h)(2)  Consent to Assignment and Assumption of Administration Agreement dated June 1, 1996 between the Registrant and SEI Financial Management Corporation (now, SEI
        Investments Global Funds Services) is incorporated herein by reference to exhibit (9)(f)
        of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form
        N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-
        97-001691 on February 27, 1997.
(h)(3)  Amendment to the Administration Agreement dated November 14, 1991,as amended and restated
        November 12, 2002, between the Registrant and SEI Investments Global Funds Services,
        to be filed by amendment.
(h)(4)  Transfer Agency and Services Agreement dated October 1, 2000, as amended and restated February 21, 2001, between the Registrant and Forum Shareholder Services,
        LLC (now, Citi Fund Services, LLC) is incorporated herein by reference to exhibit
        (h)(24) of Post-Effective Amendment No. 98 to the Registrant's Registration Statement
        on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No.
        0001135428-07-000218 on June 15, 2007.
(h)(5)  AML Delegation Amendment dated May 20, 2003 to the Transfer Agency and Services
        Agreement dated October 1, 2000, as amended and restated February 21, 2001, between the Registrant and Forum Shareholder Services, LLC (now, Citi Fund Services, LLC) is
        incorporated herein by reference to exhibit (h)(64) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.
(h)(6)  Transfer Agency and Service Agreement dated January 15, 2003 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit
        (h)(62) of Post-Effective Amendment No. 67 to the Registrant's Registration Statement
        on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No.
        0001135428-03-000495 on August 28, 2003.
(h)(7)  AML Delegation Amendment dated May 20, 2003 to the Transfer Agency and Service
        Agreement dated January 15, 2003 between the Registrant and State Street Bank and
        Trust Company is incorporated herein by reference to exhibit (h)(65) of Post-Effective
        Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No.
        33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on
        December 29, 2003.
(h)(8)  Agency Agreement dated April 1, 2006 between the Registrant and DST Systems, Inc., is incorporated herein by reference to exhibit (h)(7) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.
(h)(9)  Amendment dated April 1, 2009 to the Agency Agreement dated April 1, 2006 between the Registrant and DST Systems, Inc., to be filed by amendment.
(h)(10) Amended Fee Schedule, dated August 30, 2012, to the Agency Agreement dated April 1, 2006 between the Registrant and DST Systems, Inc. is filed herewith.
(h)(11) Transfer Agency Agreement dated May 31, 2007 between the Registrant and UMB Fund
        Services, Inc. is incorporated herein by reference to exhibit (h)(30) of Post-Effective
        Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No.


                                       9




        33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000376 on
        August 28, 2007.
(h)(12) Transfer Agency Services Agreement between the Registrant and Atlantic Fund Services, to be filed by amendment.
(h)(13) Transfer Agency Agreement between the Registrant and Boston Financial Data Services,
        Inc., to be filed by amendment.
(h)(14) Amendment to the Transfer Agency Agreement between the Registrant and Boston
        Financial Data Services, Inc., to be filed by amendment.
(h)(15) Shareholder Services Plan, relating to the Investor Class Shares of the Cambiar Funds, is
        incorporated herein by reference to exhibit (m)(6) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000154 on April 16, 2004.
(h)(16) Revised Exhibit A to the Shareholder Services Plan, relating to Investor Class Shares of the Cambiar Funds, is incorporated herein by reference to exhibit (h)(11) of Post-
        Effective Amendment No. 168 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-
        000735 on November 30, 2011.
(h)(17) Shareholder Services Plan, relating to the Retail Class Shares of the Edgewood Growth
        Fund, is incorporated herein by reference to exhibit (h)(42) of Post-Effective Amendment
        No. 89 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484),
        filed with the SEC via EDGAR Accession No. 0001135428-06-000148 on April 14,
        2006.
(h)(18) Shareholder Services Plan, relating to Institutional Shares of the Westwood Funds, is incorporated herein by reference to exhibit (h)(36) of Post-Effective Amendment No. 100 to the Registrants Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.
(h)(19) Exhibit A to the Shareholder Services Plan, relating to the Institutional Shares of the
        Westwood Funds, is incorporated herein by reference to exhibit (h)(14) of Post-Effective
        Amendment No. 140 to the Registrant's Registration Statement on Form N-1A (File No.
        33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000194 on
        March 28, 2011.
(h)(20) Shareholder Services Plan, relating to the Investor Class Shares of the Sands Capital
        Global Growth Fund, is incorporated herein by reference to exhibit (h)(30) of Post-
        Effective Amendment No. 120 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC on March 1, 2010.
(h)(21) Shareholder Services Plan, relating to R Class Shares of the AlphaOne Funds, is incorporated herein by reference to exhibit (h)(17) of Post-Effective Amendment No. 141 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000199 on March 30, 2011.
(h)(22) Shareholder Services Plan, relating to Investor Class and Institutional Shares of the
        CBRE Clarion Long/Short Fund, is incorporated herein by reference to exhibit (h)(17) of
        Post-Effective Amendment No. 171 to the Registrant's Registration Statement on Form
        N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-
        11-000783 on December 28, 2011.
(h)(23) Shareholder Services Plan, relating to the A Shares of the Citi Market Pilot 2020 Fund,
        Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, to be filed by amendment.
(h)(24) Shareholder Services Plan, relating to the Investor Class Shares of the Hamlin High
        Dividend Equity Fund, is incorporated herein by reference to exhibit (h)(22) of Post-
        Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-
        000195 on March 28, 2012.


                                       10




(h)(25) Shareholder Services Plan, relating to the Investor Class Shares of the Thomson
        Horstmann & Bryant MicroCap Fund, is incorporated herein by reference to exhibit
        (h)(23) of Post-Effective Amendment No. 184 to the Registrant's Registration Statement
        on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No.
        0001135428-12-000197 on March 28, 2012.
(h)(26) Shareholder Services Plan, relating to the Institutional Shares of the Cornerstone
        Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund,
        Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Real Assets
        Fund is filed herewith.
(i)     Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP relating to shares of the
        Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income
        Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and Cornerstone
        Advisors Real Assets Fund is filed herewith.
(j)     Not Applicable.
(k)     Not Applicable.
(l)     Not Applicable.
(m)(1)  Distribution Plan dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m) of Post-Effective Amendment No. 41 to the
        Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
        SEC via EDGAR Accession No. 0000950109-00-004829 on December 13, 2000.
(m)(2)  Schedule A, as last amended February 15, 2012, to the Distribution Plan dated August 8,
        1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m)(2)
        of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on
        Form N-1A (File No. 33-42484), filed with the SEC on March 28, 2012.
(m)(3)  Distribution Plan dated September 17, 2002, relating to Investor Shares of the Rice Hall
        James Mid Cap Portfolio, is incorporated herein by reference to exhibit (m)(6) of Post-
        Effective Amendment No. 74 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-
        000242 on June 1, 2004.
(m)(4)  Amended Schedule A dated November 13, 2007 to the Distribution Plan dated September
        17, 2002, relating to Investor Shares of the Rice Hall James Mid Cap Portfolio, is
        incorporated herein by reference to exhibit (m)(4) of Post-Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000276 on July 2, 2009.
(n)(1)  Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007 (including
        Schedules and Certificates of Class Designation thereto) is incorporated herein by reference to exhibit (n) of Post-Effective Amendment No. 127 to the Registrant's
        Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via
        EDGAR Accession No. 0001135428-10-000392 on September 3, 2010.
(n)(2)  Revised Schedule F and Certificates of Class Designation to the Registrant's Amended
        and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the Westwood Family of Funds, are incorporated herein by reference to exhibit (n)(2) of Post-Effective
        Amendment No. 179 to the Registrant's Registration Statement on Form N-1A (File No.
        33-42484), filed with the U.S. Securities and Exchange Commission (the "SEC") via
        EDGAR Accession No. 0001135428-12-000087 on February 28, 2012.
(n)(3)  Revised Schedule G and Certificates of Class Designation to the Registrant's Amended
        and Restated Rule 18f-3 Multiple Class Plan dated February 21, 2007, relating to the
        Aviva Investors Family of Funds, are incorporated herein by reference to exhibit (n)(3) of
        Post-Effective Amendment No. 145 to the Registrant's Registration Statement on Form
        N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-
        11-000239 on April 19, 2011.


                                       11




(n)(4) Schedule I and Certificates of Class Designation to the Registrant's Amended and
       Restated Rule 18f-3 Multiple Class Plan dated February 21, 2007, relating to the
       AlphaOne Family of Funds, are incorporated herein by reference to exhibit (n)(4) of Post-
       Effective Amendment No. 141 to the Registrant's Registration Statement on Form N-1A
       (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-
       000199 on March 30, 2011.
(n)(5) Revised Schedule C to the Registrant's Amended and Restated Rule 18f-3 Plan dated
       February 21, 2007, relating to the Cambiar Funds, is incorporated herein by reference to exhibit (n)(5) of Post-Effective Amendment No. 168 to the Registrant's Registration
       Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
       No. 0001135428-11-000735 on November 30, 2011.
(n)(6) Schedule J and Certificates of Class Designation to the Registrant's Amended and
       Restated Rule 18f-3 Plan dated February 21, 2007, relating to the CBRE Clarion
       Long/Short Fund, to be filed by amendment.
(n)(7) Schedule K and Certificates of Class Designation to the Registrant's Amended and
       Restated Rule 18f-3 Plan dated February 21, 2007, relating to the Citi Market Pilot 2020
       Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, is incorporated herein by reference to exhibit (n)(7) of Post-Effective Amendment No. 190 to the
       Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
       SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.
(o)    Not Applicable.
(p)(1) Registrant's Code of Ethics dated November 2007 is incorporated herein by reference to exhibit (h)(36) of Post-Effective Amendment No. 100 to the Registrant's Registration
       Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
       No. 0001135428-07-000518 on November 15, 2007.
(p)(2) HGK Asset Management, Inc. Revised Code of Ethics dated October 23, 2009 is incorporated herein by reference to exhibit (h)(30) of Post-Effective Amendment No. 120 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on March 1, 2010.
(p)(3) LSV Asset Management Revised Code of Ethics dated January 19, 2007 is incorporated herein by reference to exhibit (p)(3) of Post-Effective Amendment No. 97 to the
       Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
       SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(4) Cambiar Investors, LLC Revised Code of Ethics dated April 2008 is incorporated herein by reference to exhibit (p)(6) of Post-Effective Amendment No. 107 to the Registrant's
       Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via
       EDGAR Accession No. 0001135428-08-000342 on August 28, 2008.
(p)(5) Investment Counselors of Maryland, LLC Revised Code of Ethics dated March 13, 2007 is incorporated herein by reference to exhibit (p)(8) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(6) C.S. McKee, LLP Revised Code of Ethics, to be filed by amendment.
(p)(7) Thompson, Siegel & Walmsley, LLC Revised Code of Ethics, to be filed by amendment.
(p)(8) First Manhattan Co. Revised Code of Ethics dated December 2006 is incorporated herein by reference to exhibit (p)(11) of Post-Effective Amendment No. 97 to the Registrant's


                                       12




        Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via
        EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(9)  Haverford Investment Management, Inc. Revised Code of Ethics, to be filed by amendment.
(p)(10) AIG Asset Management (U.S.), LLC Revised Code of Ethics dated September 13, 2007 is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No.
        100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15,
        2007.
(p)(11) Rice Hall James & Associates, LLC Revised Code of Ethics, to be filed by amendment.
(p)(12) Acadian Asset Management, LLC Revised Code of Ethics is filed herewith.
(p)(13) Westwood Management Corp. Revised Code of Ethics dated March 1, 2006 is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 96 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000065 on February 28, 2007.
(p)(14) Edgewood Management LLC Revised Code of Ethics, to be filed by amendment.
(p)(15) PNC Capital Advisors, LLC Code of Ethics dated October 8, 2009 is incorporated herein by reference to exhibit (h)(30) of Post-Effective Amendment No. 120 to the Registrant's
        Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on March
        1, 2010.
(p)(16) Pennant Management, Inc. Code of Ethics is incorporated herein by reference to exhibit
        (p)(19) of Post-Effective Amendment No. 112 to the Registrant's Registration Statement
        on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No.
        0001135428-09-000365 on August 21, 2009.
(p)(17) Sands Capital Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 117 to the Registrant's Registration
        Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-10-000009 on January 15, 2010.
(p)(18) Aviva Investors North America, Inc. Code of Ethics, as approved by the Board of
        Trustees on November 10, 2011, is incorporated herein by reference to exhibit (p)(19) of
        Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form
        N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-
        11-000517 on September 16, 2011.
(p)(19) AlphaOne Investment Services, LLC Code of Ethics dated May 1, 2011, is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 158 to the
        Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
        SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.
(p)(20) Loomis, Sayles & Company L.P. Code of Ethics, to be filed by amendment.
(p)(21) CBRE Clarion Securities LLC Code of Ethics, to be filed by amendment.
(p)(22) SKY Harbor Capital Management, LLC Code of Ethics, to be filed by amendment.
(p)(23) Hamlin Capital Management, LLC Code of Ethics, is incorporated herein by reference to exhibit (p)(23) of Post-Effective Amendment No. 184 to the Registrant's Registration
        Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-12-000197 on March 28, 2012.
(p)(24) Thomson Horstmann & Bryant, Inc. Code of Ethics, is incorporated herein by reference to exhibit (p)(24) of Post-Effective Amendment No. 184 to the Registrant's Registration
        Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-12-000197 on March 28, 2012.
(p)(25) SEI Investments Distribution Co. Code of Ethics dated January 12, 2009 is incorporated herein by reference to exhibit (p)(18) of Post-Effective Amendment No. 116 to the


                                       13




        Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
        SEC via EDGAR Accession No. 0001135428-09-000641 on December 18, 2009.
(p)(26) Citigroup First Investment Management Americas LLC Code of Ethics is incorporated herein by reference to exhibit (p)(26) of Post-Effective Amendment No. 190 to the
        Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
        SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.
(p)(27) Cornerstone Advisors, Inc. Code of Ethics is filed herewith.
(p)(28) Parametric Portfolio Associates LLC Code of Ethics is filed herewith.
(p)(29) Harris Associates L.P. Code of Ethics is filed herewith.
(p)(30) Thornburg Investment Management Inc Code of Ethics is filed herewith.
(p)(31) Marsico Capital Management, LLC Code of Ethics is filed herewith.
(p)(32) Turner Investments, L.P. Code of Ethics is filed herewith.
(p)(33) Cramer Rosenthal McGlynn LLC Code of Ethics is filed herewith.
(p)(34) Fairpointe Capital LLC Code of Ethics is filed herewith.
(p)(35) Phocas Financial Corporation Code of Ethics is filed herewith.
(p)(36) TCW Investment Management Company Code of Ethics is filed herewith.
(p)(37) Amendment to the TCW Investment Management Company Code of Ethics is filed herewith.
(p)(38) Allianz Global Investors Capital LLC Code of Ethics is filed herewith.
(p)(39) Driehaus Capital Management LLC Code of Ethics is filed herewith.
(p)(40) SteelPath Capital Management, LLC Code of Ethics is filed herewith.
(p)(41) AlphaSimplex Group, LLC Code of Ethics is filed herewith.
(p)(42) AQR Capital Management, LLC Code of Ethics is filed herewith.
(p)(43) ClariVest Asset Management LLC Code of Ethics is filed herewith.
(p)(44) Kayne Anderson Capital Advisors, L.P. Code of Ethics is filed herewith.
(p)(45) BlackRock Financial Management, LLC Code of Ethics is filed herewith.
(q)     Powers of Attorney for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, Michael
        Lawson, William M. Doran, John K. Darr, George J. Sullivan, Jr., Charles E. Carlbom,
        James M. Storey, Philip T. Masterson, Mitchell A. Johnson, Bruce Speca and Joseph T.
        Grause are incorporated herein by reference to exhibit (q) of Post-Effective Amendment
        No. 179 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484),
        filed with the SEC via EDGAR Accession No. 0001135428-12-000087 on February 28,
        2012.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registrant's Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser, and each director, officer or partner of that investment adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers, and/or director, officer or partner of each investment adviser, is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ACADIAN ASSET MANAGEMENT LLC
Acadian Asset Management LLC ("Acadian") serves as the investment adviser to the Acadian Emerging Markets Portfolio and Acadian Emerging Markets Debt Fund and as an investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The principal address of Acadian is One Post Office Square, 20th Floor, Boston, Massachusetts 02109. Acadian is an investment adviser registered under the Investment Advisers Act of 1940.

NAME AND POSITION                                           CONNECTION WITH
WITH INVESTMENT ADVISER       NAME OF OTHER COMPANY         OTHER COMPANY
Laurent De Greef, Member of   Acadian Asset Management      Managing Director, asset
Board of Managers             (UK) Ltd                      management
John Chisholm, Executive      Acadian Asset Management
Vice President, CIO, Member                                 Director, asset management
of Board of Managers          (UK) Ltd
                              Acadian Asset Management
Churchill Franklin, Executive (UK) Ltd                      Director, asset management
Vice President, COO,          Acadian Asset Management
Member of Board of            (Australia) Ltd               Director, asset management
Managers
                              Acadian Cayman Limited G.P.   Director, asset management
Ronald Frashure, Chief        Acadian Asset Management
Executive Officer, President, (Singapore) Pte Ltd           Director, asset management
Chairman, Member of Board
of Managers                   Acadian Cayman Limited G.P.   Director, asset management
Mark Minichiello, Senior                                    Director, asset management
                              Acadian Asset Management
Vice President, Chief         (UK) Ltd
Financial Officer, Treasurer,
Secretary, Member of Board    Acadian Asset Management
of Managers                   (Singapore) Pte Ltd           Director, asset management
Ross Dowd, Senior Vice        Acadian Asset Management      Director, asset management
President, Head of Client     (UK) Ltd
Service, Member of Board of   Acadian Cayman Limited G.P.   Director, asset management
Managers                      Acadian Asset Management
                              (Singapore) Pte Ltd           Director, asset management
Linda Gibson, Member of       Director, Executive Vice
Board of Managers             President and Chief Operating Affiliated Directorships
                              Officer - Old Mutual (US)

NAME AND POSITION                                            CONNECTION WITH
WITH INVESTMENT ADVISER NAME OF OTHER COMPANY                OTHER COMPANY
                        Holdings Inc. (a holding
                        company);
                        Larch Lane Advisors, LLC (an
                        investment advisor);
                        2100 Xenon Group LLC (an
                        investment advisor);
                        Acadian Asset Management LLC
                        (an investment advisor);
                        Analytic Investors, LLC (an
                        investment advisor);
                        300 North Capital, LLC (an
                        investment advisor);
                        Barrow, Hanley, Mewhinney &
                        Strauss, LLC (an investment
                        advisor);
                        The Campbell Group, Inc. (a
                        holding company for The
                        Campbell Group LLC)
                        Dwight Asset Management
                        Company LLC (an investment
                        advisor);
                        Echo Point Investment
                        Management, LLC (an
                        investment advisor);
                        Old Mutual (HFL) Inc. (a
                        holding company for Heitman
                        affiliated financial services firms)
                        Investment Counselors of
                        Maryland, LLC (an investment
                        advisor)
                        Lincluden Management Limited
                        (an investment advisor)
                        Old Mutual Asset Management
                        International , Ltd. (an
                        investment advisor)
                        Old Mutual Asset Managers
                        (UK) Ltd. (an investment
                        advisor);
                        Copper Rock Capital Partners,
                        LLC (an investment advisor);
                        Old Mutual Capital, Inc. (an
                        investment advisor);
                        Old Mutual Investment Partners
                        (a registered broker-dealer)
                        Ashfield Capital Partners, LLC
                        (an investment advisor);
                        Old Mutual Asset Management
                        Trust Company (a trust

NAME AND POSITION                                            CONNECTION WITH
WITH INVESTMENT ADVISER    NAME OF OTHER COMPANY             OTHER COMPANY
                           company)
                           Old Mutual Fund Managers
                           Limited (a broker-dealer);
                           Rogge Global Partners plc (an
                           investment advisor);
                           Thompson, Siegel & Walmsley
                           LLC (an investment advisor)
Matthew Berger, Member of  Director and Senior Vice
Board of Managers          President, Director of Finance -
                           Old Mutual (US) Holdings Inc.
                           (a holding company);              Affiliated Directorships
                           Acadian Asset Management LLC
                           (investment advisor)
Christopher Hadley, Member Senior Vice President, Human
of Board of Managers       Resources - Old Mutual (US)
                           Holdings Inc. (a holding
                           company); Acadian Asset           Affiliated Directorships
                           Management LLC (an investment
                           advisor)
Aidan Riordan, Member of   Senior Vice President, Director
Board of Managers          of Affiliate Development - Old
                           Mutual (US) Holdings Inc. (a
                           holding company); Acadian
                           Asset Management LLC (an
                           investment advisor); 300 North
                           Capital LLC (an investment
                           advisor);
                           2100 Xenon Group LLC (an
                           investment advisor);              Affiliated Directorships
                           Ashfield Capital Partners, LLC
                           (an investment advisor);
                           Copper Rock Capital Partners
                           LLC (an investment advisor);
                           Echo Point Investment
                           Management, LLC (an
                           investment advisor);
                           Larch Lane Advisors LLC (an
                           investment advisor)
Stephen Belgrad, Member of Director, Chief Financial Officer
Board of Managers          and Executive Vice President-
                           Old Mutual (US) Holdings Inc.
                           (a holding company);
                           Acadian Asset Management LLC
                           (an investment advisor);
                           Analytic Investors, LLC (an       Affiliated Directorships
                           investment advisor):
                           Larch Lane Advisors LLC (an
                           investment advisor)

                                       17

AIG ASSET MANAGEMENT (U.S.), LLC
AIG Asset Management (U.S.), LLC ("AIG") serves as the investment adviser for the AIG Money Market Fund. The principal address of AIG is 80 Pine Street, New York, New York 10005. AIG is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2010 and 2011, none of the directors, officers or partners of AIG is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ALLIANZ GLOBAL INVESTORS CAPITAL LLC
Allianz Global Investors Capital LLC ("AGI Capital") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of AGI Capital is 600 West Broadway, Suite 2900, San Diego, CA 92101. AGI Capital is an investment adviser registered under the Investment Advisers Act of 1940.



NAME AND POSITION                                  CONNECTION WITH
WITH INVESTMENT ADVISER  NAME OF OTHER COMPANY     OTHER COMPANY
Horacio A. Valeiras,     The Bishops School        President of the Board
CFA                      7607 La Jolla Boulevard
Managing Director, Chief La Jolla, CA 92037
Investment Officer
                         Opdenweyer--Alcus         President of the Board
                         274 Citrus Road
                         River Ridge, LA 70123
                         San Diego Foundation      Member, Investment Committee
                         2508 Historic Decatur Rd.
                         Ste. 200
                         San Diego, CA 92128

ALPHAONE INVESTMENT SERVICES, LLC
AlphaOne Investment Services, LLC ("AlphaOne") serves as the investment adviser for the AlphaOne Small Cap Growth Fund, AlphaOne Micro Cap Equity Fund and AlphaOne U.S. Equity Long Short Fund. The principal address of AlphaOne is One Tower Bridge, 100 Front Street, Suite 1250, West Conshohocken, PA 19428. AlphaOne is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2010 and 2011, none of the directors, officers or partners of AlphaOne is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ALPHASIMPLEX GROUP, LLC
AlphaSimplex Group, LLC ("AlphaSimplex") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of AlphaSimplex is One Cambridge Center, Cambridge, Massachusetts 02142. AlphaSimplex is an investment adviser registered under the Investment Advisers Act of 1940.

NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER     NAME OF OTHER COMPANY               OTHER COMPANY
Andrew W. Lo                Massachusetts Institute of
Chief Investment            Technology (MIT) -- Sloan School of Charles E. and Susan T. Harris
Strategist, Chairman of the Management                          Professor
Board                       100 Main Street
                            E62-618
                            Cambridge, MA 02142
                            United States                       Director of the Laboratory for
                                                                Financial Engineering


AQR CAPITAL MANAGEMENT, LLC
AQR Capital Management, LLC ("AQR") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of AQR is Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830. AQR is an investment adviser registered under the Investment Advisers Act of 1940.



NAME AND POSITION                                        CONNECTION WITH
WITH INVESTMENT ADVISER NAME OF OTHER COMPANY            OTHER COMPANY
Lasse Pedersen          NYU Stern School of Business     John A. Paulson Professor of
Principal               44 W 4th Street                  Finance and Alternative
                        New York, New York 10012         Investments (2009- present (on
                                                         leave))
                        Copenhagen Business School       Professor (2011-present)
                        Howitzvej 60,
                        2000 Frederiksberg, Denmark
                        3815 3815
                        Financial Times Stock Exchange   Advisory Board Member (2009-
                        (FTSE)                           present)
                        1270 Avenue of the Americas
                        New York, NY 10020
                        NASDAQ OMX                       Economic Advisory Board
                        One Liberty Plaza                Member (2008-2011)
                        New York, NY
                        American Finance Association     Director (2011-present)
                        Haas School of Business
                        University of California
                        Berkeley, CA 94729-1900
                        Federal Reserve Bank of New York Member of Monetary Policy
                        33 Liberty Street                Panel (2010-2011)
                        New York, NY 10045               Member of Liquidity Working
                                                         Group (2009-2011)
John Howard             AllianceBernstein L.P.           Chief Financial Officer (March
Principal and Chief     1345 Avenue of the Americas      2010-- February 2011)
Operating Officer       New York, New York 10105

NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER          NAME OF OTHER COMPANY          OTHER COMPANY


AVIVA INVESTORS NORTH AMERICA, INC.
Aviva Investors North America, Inc. ("Aviva") serves as the investment adviser to the Aviva Investors High Yield Bond Fund, Aviva Investors Core Aggregate Fixed Income Fund and Aviva Investors Emerging Markets Local Currency Bond Fund. The principal address of Aviva is 699 Walnut Street, Suite 1700, Des Moines, Iowa 50309. Aviva is an investment adviser registered under the Investment Advisers Act of 1940/

For the fiscal years ended December 31, 2009 and 2010, none of the directors, officers or partners of Aviva is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

BLACKROCK FINANCIAL MANAGEMENT, LLC
BlackRock Financial Management, LLC ("BlackRock") serves as an investment sub-adviser for the Cornerstone Advisors Real Assets Fund. The principal address of BlackRock is 55 East 52nd Street New York, New York 10055.
BlackRock is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of BlackRock has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

CAMBIAR INVESTORS LLC
Cambiar Investors LLC ("Cambiar") serves as the investment adviser to the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund (formerly, the Cambiar Smid 30 Fund) and the Cambiar Global Select Fund. The principal address of Cambiar is 2401 East Second Street, Suite 400, Denver, Colorado 80206. Cambiar is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended April 30, 2010 and 2011, none of the directors, officers or partners of Cambiar is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.


CBRE CLARION SECURITIES LLC
CBRE Clarion Securities LLC ("CBRE") serves as the investment adviser for the CBRE Clarion Long/Short Fund. The principal address of CBRE is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. CBRE is an investment adviser registered under the Investment Advisers Act of 1940. [To be completed by amendment.]




NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER          NAME OF OTHER COMPANY          OTHER COMPANY


CITIGROUP FIRST INVESTMENT MANAGEMENT AMERICAS LLC
Citigroup First Investment Management Americas LLC ("Citi") serves as the investment adviser for the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund. The principal address of Citi is 388 Greenwich Street, New York, New York 10013. Citi is an investment adviser registered under the Investment Advisers Act of 1940. [To be completed by amendment.]




NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER          NAME OF OTHER COMPANY           OTHER COMPANY


CLARIVEST ASSET MANAGEMENT LLC
ClariVest Asset Management LLC ("ClariVest") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of ClariVest is 11452 El Camino Real, Suite 250, San Diego, California 92130. ClariVest is an investment adviser registered under the Investment Advisers Act of 1940.



NAME AND POSITION                                         CONNECTION WITH
WITH INVESTMENT ADVISER NAME OF OTHER COMPANY             OTHER COMPANY
Jennings J. Newcom      Davis Graham & Stubbs LLP         Senior Counsel
Director                1550 17th Street, Suite 500
                        Denver, CO 80202
                        Lovell Minnick Partners LLC       General Counsel
                        150 N. Radnor Chester Rd.,
                        Unit A200
                        Radnor, PA 19087
                        Commercial Credit Group Inc.      Director
                        227 West Trade Street, Suite 1450
                        Charlotte, NC 28202
                        Reds Management LLC               Director
                        142 West 57th Street, 18th Floor
                        New York, NY 10019
                        Mercer Advisors Inc.              Director
                        7201 East Princess Boulevard
                        Scottsdale, AZ 85255
James E. Minnick        Lovell Minnick Partners LLC       President
Director                150 N. Radnor Chester Rd.,
                        Unit A200
                        Radnor, PA 19087
                        TriState Capital Holdings Inc.    Director
                        301 Grant Street -- 27(th) Floor
                        Pittsburgh, PA 15219


NAME AND POSITION                                      CONNECTION WITH
WITH INVESTMENT ADVISER NAME OF OTHER COMPANY          OTHER COMPANY
                        ClariVest Asset Management LLC Director
                        11452 El Camino Real
                        Suite 250
                        San Diego, CA 92130


CORNERSTONE ADVISORS, INC.
Cornerstone Advisors, Inc. ("Cornerstone") serves as the investment adviser for the Cornerstone Advisors Global Public Equity, Cornerstone Advisors Income Opportunities, Cornerstone Advisors Public Alternatives and Cornerstone Advisors Real Assets Funds. The principal address of Cornerstone is 225 108th Avenue NE, Suite 400, Bellevue, Washington 98004-5782. Cornerstone is an investment adviser registered under the Investment Advisers Act of 1940.



NAME AND POSITION                                           CONNECTION WITH
WITH INVESTMENT ADVISER NAME OF OTHER COMPANY               OTHER COMPANY
William Savoy           BSquare                             Director
Director / Shareholder  110 -- 110(th) Avenue NE, Suite 200
                        Bellevue, WA 98004
                        Drugstore.com                       Director
                        13920 SE Eastgate Way, Suite 300
                        Bellevue, WA 98005
William Cornelius       Tum-a-Lum Lumber                    Interim CEO
Director                432 SE Dorion
                        Pendleton, OR 97801
Anne Farrell            Seattle Foundation                  President Emeritus
Director                1200 -- 5(th) Avenue, Suite 1300
                        Seattle, WA 98101


CRAMER ROSENTHAL MCGLYNN LLC
Cramer Rosenthal McGlynn LLC ("CRM") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of CRM is 520 Madison Avenue, 20th Floor, New York, NY 10022. CRM is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of CRM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

C.S. MCKEE, L.P.
C.S. McKee, L.P. ("C.S. McKee") serves as the investment adviser to the McKee International Equity Portfolio. The principal address of C.S. McKee is One Gateway Center, Pittsburgh, Pennsylvania 15222. C.S. McKee is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2010 and 2011.

NAME AND POSITION                                                CONNECTION WITH
WITH INVESTMENT ADVISER           NAME OF OTHER COMPANY          OTHER COMPANY
Gregory M. Melvin                 Dartmouth Capital, Inc.        President
Chief Investment Officer

DRIEHAUS CAPITAL MANAGEMENT LLC
Driehaus Capital Management LLC ("Driehaus") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Driehaus is 25 East Erie Street, Chicago, IL 60611. Driehaus is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is as of July 31, 2012 and is true for fiscal years 2010 and 2011 unless otherwise noted.



NAME AND POSITION                                           CONNECTION WITH
WITH INVESTMENT ADVISER      NAME OF OTHER COMPANY          OTHER COMPANY
Richard H. Driehaus          Driehaus Capital Holdings LLC* Chairman
Chairman and Chief
Investment Officer           Driehaus Mutual Funds**        Trustee
                             Driehaus Securities LLC***     Chairman
Robert H. Gordon             Driehaus Capital Holdings LLC* President and Chief Executive
President and Chief                                         Officer
Executive Officer            Driehaus Mutual Funds**        President since 2011; Senior
                                                            Vice President from 2006 to
                                                            2011.
                             Driehaus Securities LLC***     President and Chief Executive
                                                            Officer
Janet L. McWilliams          Driehaus Capital Holdings LLC* Senior Vice President and
Managing Director,                                          Secretary since 2012.
Secretary and General        Driehaus Mutual Funds**        Assistant Vice President since
Counsel since 2012;                                         2006; Chief Compliance Officer
Assistant Vice President and                                from 2006 to 2012.
Chief Compliance Officer     Driehaus Securities LLC***     Managing Director, Secretary
from 2006 to 2012.                                          and General Counsel since 2012;
                                                            Assistant Vice President and
                                                            Chief Compliance Officer from
                                                            2006 to 2012.
Michelle L. Cahoon           Driehaus Capital Holdings LLC* Vice President, Treasurer and
Managing Director,                                          Chief Financial Officer
Treasurer and Chief          Driehaus Mutual Funds**        Vice President and Treasurer
Financial Officer
                             Driehaus Securities LLC***     Managing Director, Treasurer
                                                            and Chief Financial Officer
Stephen T. Weber             Driehaus Securities LLC***     Managing Director, Sales and
Managing Director, Sales                                    Relationship Management
and Relationship
Management
Kaaren Sagastume             Driehaus Securities LLC***     Managing Director, IT,
Managing Director, IT,                                      Operations and Trading


Operations and Trading
Thomas M. Seftenberg         Driehaus Securities LLC***    Managing Director, Relationship
Managing Director,                                         Management and Marketing
Relationship Management
and Marketing
Michael R. Shoemaker         Driehaus Mutual Funds**       Assistant Vice President and
Assistant Vice President and                               Chief Compliance Officer
Chief Compliance Officer     Driehaus Securities LLC***    Assistant Vice President and
since 2012; Associate Chief                                Chief Compliance Officer
Compliance Officer from      Pacific Investment Management Compliance Officer from 2010
2011 to 2012; Senior         Company LLC                   to 2011.
Compliance Analyst from      860 Newport Center Drive
2007 to 2010.                Newport Beach, CA 92660
Michael P. Kailus            Driehaus Mutual Funds**       Assistant Secretary and Anti-
Assistant Secretary since                                  Money Laundering Compliance
2010.                                                      Officer since 2010.
                             Driehaus Securities LLC***    Assistant Secretary since 2010.
                             Superfund USA, LLC            Associate General Counsel from
                             850 W Jackson Blvd, Ste. 600  2005 to 2010.
                             Chicago, IL 60607

* Driehaus Capital Holdings LLC, located at 25 East Erie Street, Chicago, IL 60611, is a holding company and is the majority owner of Driehaus Capital Management LLC and Driehaus Securities LLC.

** Driehaus Mutual Funds, located at 25 East Erie Street, Chicago, IL 60611, is an open-end management investment company registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940.

*** Driehaus Securities LLC, located at 25 East Erie Street, Chicago, IL 60611, is a limited-purpose broker-dealer registered with the Financial Industry Regulatory Authority ("FINRA") and the U.S. Securities and Exchange
Commission.

EDGEWOOD MANAGEMENT LLC
Edgewood Management LLC ("Edgewood") serves as the investment adviser to the Edgewood Growth Fund. The principal address of Edgewood is 350 Park Avenue, 18th Floor, New York, New York 10022-6057. Edgewood is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2010 and 2011, none of the directors, officers or partners of Edgewood is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.


FAIRPOINTE CAPITAL LLC
Fairpointe Capital LLC ("Fairpointe") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Fairpointe is One N. Franklin Street, Suite 3300, Chicago, IL 60606. Fairpointe is an investment adviser registered under the Investment Advisers Act of 1940.

None of Fairpointe's directors, officers or partners has engaged in any other business profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee in the last two fiscal years.

FIRST MANHATTAN CO.
First Manhattan Co. ("FMC") serves as the investment adviser for the FMC Select Fund and FMC Strategic Value Fund. The principal address of FMC is 437 Madison Avenue, New York, New York 10022. FMC is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2010 and 2011.



NAME AND POSITION                                           CONNECTION WITH
WITH INVESTMENT ADVISER      NAME OF OTHER COMPANY          OTHER COMPANY
David Sanford Gottesman,     Berkshire Hathaway, Inc.       Member, Board of Directors
Senior Managing Director     American Museum of Natural     Trustee
                             History
                             Mount Sinai Center             Trustee
                             Yeshiva University             Trustee
Daniel Rosenbloom, Senior    NYU Medical Center             Trustee
Managing Director            National Foundation for Facial Trustee
                             Reconstruction
Charles M. Rosenthal, Senior Brown University               Trustee Emeritus
Managing Director            Marine Biological Laboratory   Trustee
Arthur Joel Stainman, Senior Ark Restaurants Corp.          Member, Board of Directors
Managing Director            Rider University               Trustee
Robert W. Gottesman, Chief   Gruss Foundation               Trustee
Executive Officer and Senior
Managing Director
William F. Guardenier,       John Hart Hunter Foundation    Trustee
Senior Managing Director     New Hampton School             Trustee

HAMLIN CAPITAL MANAGEMENT, LLC
Hamlin Capital Management, LLC ("Hamlin") serves as the investment adviser for the Hamlin High Dividend Equity Fund. The principal address of Hamlin is 477 Madison Avenue, Suite 520, New York, NY 10022. Hamlin is an investment adviser registered under the Investment Advisers Act of 1940. [To be completed by amendment.]




NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER          NAME OF OTHER COMPANY          OTHER COMPANY


HARRIS ASSOCIATES L.P.
Harris Associates L.P. ("Harris") is a registered investment adviser under the Investment Advisers Act of 1940. Harris serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The directors and executive officers of Harris, or Harris Associates, Inc. ("HAI"), its general partner, have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Harris; Harris' ultimate parent company, Natixis Global Asset Management; HAI; Harris Associates Investment Trust ("HAIT"), a U.S. registered investment company consisting of the seven Oakmark Funds for which Harris Associates serves as the advisor and sponsor; and/or Harris Associates Securities L.P. ("HASLP"), an affiliated limited-purpose broker-dealer of which Harris is a limited partner. The business address of Harris, HAI, HAIT and HASLP is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.



NAME AND POSITION                                     CONNECTION WITH
WITH INVESTMENT ADVISER         NAME OF OTHER COMPANY OTHER COMPANY
Robert M. Levy                  HAI                   Director, Chairman and Chief
Chairman, Chief Investment                            Investment Officer, Domestic
Officer, Domestic Equity and                          Equity
Portfolio Manager               HAIT                  Executive Vice President
                                HASLP                 Chairman and Chief Investment
                                                      Officer, Domestic Equity
Kristi L. Rowsell               HAI                   Director and President
President                       HAIT                  Trustee and President
                                HASLP                 President
John N. Desmond                 HAI                   Chief Operating Officer
Chief Operating Officer         HAIT                  Vice President
                                HASLP                 Chief Operating Officer
Thomas E. Herman                HAI                   Chief Financial Officer and
Chief Financial Officer and                           Treasurer
Treasurer                       HAIT                  Vice President and Principal
                                                      Financial Officer, since 2011
                                HASLP                 Chief Financial Officer and
                                                      Treasurer
David G. Herro                  HAI                   Director, Vice President and
Vice President, Chief                                 Chief Investment Officer,
Investment Officer,                                   International Equity
International Equity, Portfolio HAIT                  Vice President and Portfolio
Manager and Analyst                                   Manager (Oakmark Global Select
                                                      Fund, Oakmark International
                                                      Fund and Oakmark International
                                                      Small Cap Fund)
Edward S. Loeb                  HAI                   Vice President
Vice President and Portfolio
Manager
Colin P. McFarland              HAI                   Chief Compliance Officer
Chief Compliance Officer
Clyde S. McGregor               HAI                   Vice President
Vice President and Portfolio    HAIT                  Vice President and Portfolio
Manager                                               Manager (Oakmark Equity and
                                                      Income Fund and Oakmark
                                                      Global Fund)
Michael J. Neary                HAI                   Vice President and Managing
Vice President and Managing                           Director, Marketing and Client
Director, Marketing and Client                        Relations
Relations                       HAIT                  Vice President
William C. Nygren               HAI                   Vice President
Vice President, Portfolio       HAIT                  Vice President and Portfolio

Manager and Analyst                                      Manager (Oakmark Fund,
                                                         Oakmark Select Fund and
                                                         Oakmark Global Select Fund)
Janet L. Reali                HAI                        Director, Vice President, General
Vice President, General                                  Counsel and Secretary
Counsel and Secretary         HAIT                       Vice President, Secretary and
                                                         Chief Legal Officer
                              HASLP                      General Counsel and Chief
                                                         Compliance Officer
Robert A. Taylor              HAI                        Vice President and Director of
Vice President, Director of                              International Research
International Research,       HAIT                       Vice President and Portfolio
Portfolio Manager and Analyst                            Manager (Oakmark Global Fund
                                                         and Oakmark International Fund)
Pierre Servant                HAI                        Director
                              Natixis Global Asset       Chief Executive Officer and
                              Management                 Member of Executive Committee
                              21 quai d'Austerlitz 75013
                              Paris, France
John Hailer                   HAI                        Director
                              Natixis Global Asset       President and Chief Executive
                              Management LLC             Officer
                              399 Boylston Street
                              Boston, MA 02116

HAVERFORD FINANCIAL SERVICES, INC.
Haverford Financial Services, Inc. ("Haverford") serves as the investment adviser for the Haverford Quality Growth Stock Fund. The principal address of Haverford is Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania 19087-4546. Haverford is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2010 and 2011.



NAME AND POSITION                                          CONNECTION WITH
WITH INVESTMENT ADVISER   NAME OF OTHER COMPANY            OTHER COMPANY
George W. Connell         The Haverford Trust Company      Vice Chairman & Indirect Owner
Vice Chairman & Owner     Haverford Trust Securities, Inc. Vice Chairman & Indirect Owner
                          Drexel Morgan & Co.              CEO,President & Owner
                          McCabe Capital Managers, Ltd.    Director, Indirect Owner
Joseph J. McLaughlin      The Haverford Trust Company      Chairman & CEO
Chairman, CEO & President Haverford Trust Securities, Inc. Registered Representative
Binney H. C. Wietlisbach  The Haverford Trust Company      President
Executive Vice President  Haverford Trust Securities, Inc. CEO & President
Henry B. Smith            The Haverford Trust Company      Vice President & CIO
Vice President and CIO    Haverford Trust Securities, Inc. Registered Representative
David Brune               The Haverford Trust Company      Vice President
Vice President            Haverford Trust Securities, Inc. Registered Representative
John H. Donaldson         The Haverford Trust Company      Vice President
Vice President
Timothy A. Hoyle          The Haverford Trust Company      Vice President
Vice President            Haverford Trust Securities, Inc. Registered Representative

                                       27

NAME AND POSITION                                          CONNECTION WITH
WITH INVESTMENT ADVISER  NAME OF OTHER COMPANY             OTHER COMPANY
Jeffrey M. Bagley        The Haverford Trust Company       Vice President
Vice President
MarieElena V. Ness       The Haverford Trust Company       VP & Chief Compliance Officer
Chief Compliance Officer Haverford Trust Securities, Inc.  Chief Compliance Officer
                         Drexel Morgan & Co.               VP & Chief Compliance Officer
                         Regulatory Compliance Assistance, Sole Member
                         LLC

INVESTMENT COUNSELORS OF MARYLAND, LLC
Investment Counselors of Maryland, LLC ("ICM") serves as the investment adviser to the ICM Small Company Portfolio. The principal address of ICM is 803 Cathedral Street, Baltimore, Maryland 21201. ICM is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2010 and 2011.




NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER          NAME OF OTHER COMPANY          OTHER COMPANY
William V. Heaphy, CFA           Cognapse, Inc.                 Director
CIO, Portfolio Manager


KAYNE ANDERSON CAPITAL ADVISORS, L.P.
Kayne Anderson Capital Advisors, L.P. ("KACALP") serves as an investment sub-adviser for the Cornerstone Advisors Real Assets Fund. The principal address of KACALP is 1800 Avenue of the Stars, Third Floor, Los Angeles, California 90067. KACALP is an investment adviser registered under the Investment Advisers Act of 1940.

KACALP's portfolio manager responsible for the management of the Cornerstone Advisors Real Assets Fund has not engaged in any other business profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee in the last two fiscal years.

LOOMIS, SAYLES & COMPANY, L.P.
Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as the investment adviser to the Loomis Sayles Full Discretion Institutional Securitized Fund. The address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. Loomis Sayles is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is provided as of [date]. [To be updated by amendment]




NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER          NAME OF OTHER COMPANY          OTHER COMPANY


LSV ASSET MANAGEMENT
LSV Asset Management ("LSV") serves as the investment adviser to the LSV Value Equity Fund, the LSV Conservative Core Equity Fund and the LSV Conservative Value Equity Fund. LSV serves as the investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The address of LSV is 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606. LSV is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of LSV has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

MARSICO CAPITAL MANAGEMENT, LLC
Marsico Capital Management, LLC ("Marsico") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Marsico is 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of Marsico has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

PARAMETRIC PORTFOLIO ASSOCIATES LLC
Parametric Portfolio Associates LLC ("Parametric") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Parametric is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101. Parametric is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of Parametric has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

PENNANT MANAGEMENT, INC.
Pennant Management, Inc. ("Pennant") serves as the investment adviser to the USFS Funds Limited Duration Government Fund and USFS Funds Tactical Asset Allocation Fund. The address of Pennant is 11270 West Park Place, Suite 1025, Milwaukee, Wisconsin 53224. Pennant is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2010 and 2011.



NAME AND POSITION WITH
INVESTMENT ADVISER         NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
Mark A. Elste              U.S. Fiduciary Services      Senior Executive Vice President, COO
CIO                        GreatBanc Trust Company      Director
                           Salem Trust Company          Director
                           USF Affiliate Services, Inc. Director
                           Waretech, Inc.               Director
                           CIB Marine Bancshares, Inc.  Director
                           (CIBM)
Scott M. Conger, Chief     Stone Pillar Advisors, Ltd   Director, Treasury Analysis
Compliance Officer, Senior
Vice President             AMCORE Bank, N.A.            Vice President & Assistant Treasurer
Michael Welgat             U.S. Fiduciary Services      CEO, President, Director
Director                   GreatBanc Trust Company      Director
                           Salem Trust Company          Director
                           USF Affiliate Services, Inc. Director
                           Waretech, Inc.               Director
Todd C. Johnson            U.S. Fiduciary Services      Director

                                       29

NAME AND POSITION WITH
INVESTMENT ADVISER     NAME OF OTHER COMPANY  CONNECTION WITH OTHER COMPANY
Director               Todd C. Johnson        CPA
                       Affinity, Inc.         Director
                       DigiTenna, Inc.        Director
                       Jaws, Inc.             Director & Officer
                       PB Properties, LLC     Managing Partner
                       ALJ Family Partnership General Partner
                       Carl & Irma Swenson    Director & Officer
                       Foundation             Director & Officer
                       RAJ Ministries         Director / Officer
                       New Beginnings Are
                       Possible

PHOCAS FINANCIAL CORPORATION
Phocas Financial Corporation ("Phocas") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Phocas is 980 Atlantic Avenue, Suite 106, Alameda, CA 94501. Phocas is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of Phocas has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

PNC CAPITAL ADVISORS, LLC
PNC Capital Advisors, LLC ("PNC Capital") serves as adviser to the UA S&P 500 Fund. PNC Capital was formed as a result of the merger of Allegiant Asset Management Company, the former investment adviser to the UA S&P 500 Fund, with its affiliate, PNC Capital Advisors, Inc. PNC Capital is a Delaware limited liability company and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly-held bank holding company, and is registered as an investment adviser under the Investment Advisers Act of 1940. Effective January 1, 2009, Allegiant Asset Management Company became an indirect wholly owned subsidiary of PNC. Prior to such date, Allegiant Asset Management Company was an indirect wholly owned subsidiary of National City Corporation. PNC Capital also provides investment advisory to other institutions and individuals and provides investment advisory and administrative services to other investment companies. The information required by this Item 31 with respect to each director and officer of PNC Capital is incorporated herein by reference to Form ADV and Schedules A and B filed by PNC Capital with the SEC.

RICE HALL JAMES & ASSOCIATES, LLC
Rice Hall James & Associates, LLC ("Rice Hall") serves as the investment adviser to the Rice Hall James Micro Cap Portfolio, Rice Hall James Mid Cap Portfolio and Rice Hall James Small Cap Portfolio. The principal address of Rice Hall is 600 West Broadway, Suite 1000, San Diego, California 92101-3383. Rice Hall is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2010 and 2011, none of the directors, officers or partners of Rice Hall is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

SANDS CAPITAL MANAGEMENT, LLC

Sands Capital Management, LLC ("Sands") serves as the investment adviser to the Sands Capital Global Growth Fund. The principal address of Sands is 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209. Sands is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2010 and 2011, none of the directors, officers or partners of Sands is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

SKY HARBOR CAPITAL MANAGEMENT, LLC
SKY Harbor Capital Management LLC ("SKY Harbor") serves as investment sub-adviser for the Registrant's Westwood Short Duration High Yield Fund. The principal address of SKY Harbor is 20 Horseneck Lane, Greenwich, CT 06830. [To be completed by amendment.]




NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER          NAME OF OTHER COMPANY          OTHER COMPANY


STEELPATH CAPITAL MANAGEMENT, LLC
SteelPath Capital Management, LLC ("SteelPath") serves as an investment sub-adviser for the Cornerstone Advisors Income Opportunities Fund. The principal address of SteelPath is 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201. SteelPath is an investment adviser registered under the Investment Advisers Act of 1940.


NAME AND POSITION                                     CONNECTION WITH
WITH INVESTMENT ADVISER NAME OF OTHER COMPANY         OTHER COMPANY
Gabriel Hammond         GKD Index Partners, LLC       Majority Partner
CEO, Portfolio Manager  1717 McKinney Avenue
                        Suite 1450
                        Dallas, TX 75202
                        PostRock Energy Corp.         Past Board Member (2011)
                        210 Park Ave.
                        Suite 2750
                        Oklahoma City, OK 73102
James McCain            Ranger Funds Investment Trust Independent Trustee
CCO                     300 Crescent Court, Ste. 1100
                        Dallas, TX 75201

THOMSON HORSTMANN & BRYANT, INC.
Thomson Horstmann & Bryant, Inc. ("THB") serves as the investment adviser for the Thomson Horstmann & Bryant MicroCap Fund. The principal address of THB is 501 Merritt 7, Norwalk, CT 06851. THB is an investment adviser registered under the Investment Advisers Act of 1940. [To be completed by amendment.]




NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER          NAME OF OTHER COMPANY          OTHER COMPANY

NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER          NAME OF OTHER COMPANY          OTHER COMPANY


TCW INVESTMENT MANAGEMENT COMPANY
TCW Investment Management Company ("TIMCO") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of TIMCO is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. TIMCO is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of TIMCO has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

THOMPSON, SIEGEL & WALMSLEY LLC
Thompson, Siegel & Walmsley LLC ("TS&W") serves as the investment adviser to the TS&W Equity Portfolio, and TS&W Fixed Income Portfolio. The principal address of TS&W is 6806 Paragon Place, Suite 300, P.O. Box 6883, Richmond, Virginia 23230. TS&W is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2010 and 2011, none of the directors, officers or partners of TS&W is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

THORNBURG INVESTMENT MANAGEMENT INC
Thornburg Investment Management Inc ("Thornburg") serves as an investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The principal address of Thornburg is 2300 North Ridgetop Road, Santa Fe, New Mexico, 87506. Thornburg is an investment adviser registered under the Investment Advisers Act of 1940.



NAME AND POSITION                                          CONNECTION WITH
WITH INVESTMENT ADVISER NAME OF OTHER COMPANY              OTHER COMPANY
Garrett Thornburg,      Thornburg Securities Corporation,  Chairman
Chairman                2300 North Ridgetop Road, Santa Fe
                        NM 87506
                        Thornburg Investment Trust, 2300   Chairman
                        North Ridgetop Road, Santa Fe NM
                        87506
                        Thornburg Mortgage Advisory        President, Director
                        Corporation, 2300 North Ridgetop
                        Road, Santa Fe NM 87506
                        WEL, Inc., 2300 North Ridgetop     Chairman, controlling interest
                        Road, Santa Fe NM 87506
                        Chamisa Energy, 2300 North         Wel, Inc. is the managing
                        Ridgetop Road, Santa Fe NM 87506   member and has a controlling
                                                           interest

TURNER INVESTMENTS, L.P.
Turner Investments, L.P. ("Turner") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity and Cornerstone Advisors Public Alternatives Funds. The principal address of

Turner is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312-2414. Turner is an investment adviser registered under the Investment Advisers Act of 1940.



NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER         NAME OF OTHER COMPANY           OTHER COMPANY
Thomas R. Trala                 Turner Funds                    President and Trustee
Chief Operating Officer,        P.O. Box 219805
Executive Managing Director,    Kansas City, MO 64121-9805
Secretary                       Turner International Ltd.       Trustee
                                12 Plumtree Court
                                London, EC4A 4HT
                                Turner Investment Partners      Director
                                (Australia) Pty. Ltd.
                                c/o Compliance & Risk Services
                                Pty. Ltd.
                                Level 9 Exhibition Street
                                Melbourne, Victoria 3000
                                Australia
Mark D. Turner                  Turner International Ltd.       Trustee
President, Senior               12 Plumtree Court
Portfolio Manager               London, EC4A 4HT
                                The Haverford School            Trustee
                                450 Lancaster Avenue,
                                Haverford, PA 19041
                                CityTeam Ministries (Chester)   Board Member
                                11 West 7(th) Street,
                                Chester, PA 19013
                                The Philadelphia Ronald         Board Member
                                McDonald House
                                3925 Chestnut Street,
                                Philadelphia, PA 19104-3110
Robert E. Turner                Bradley University              Trustee
Chairman, Chief Investment      1501 W. Bradley Ave
Officer                         Peoria, IL 61625
                                Delaware Valley Friends School  Board Member
                                19 East Central Avenue,
                                Paoli, PA 19301
                                University of Notre Dame School Advisory Council Member
                                of Architecture
                                110 Bond Hall,
                                Notre Dame, IN 46556
Christopher K. McHugh           Philadelphia University         Trustee
Vice Chairman, Senior Portfolio 4201 Henry Avenue,
Manager                         Philadelphia, PA 19144-5497

WESTWOOD MANAGEMENT CORP.
Westwood Management Corp. ("Westwood") serves as the investment adviser for the Westwood Income Opportunity Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood LargeCap Value Fund, Westwood SmallCap Value Fund, Westwood Dividend Growth Fund, Westwood Balanced Fund and Westwood Short Duration High Yield Fund. The principal address of Westwood is 200

Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2010 and 2011.



NAME AND POSITION             NAME OF OTHER COMPANY          CONNECTION WITH
WITH INVESTMENT ADVISER                                      OTHER COMPANY
Susan Byrne                   Westwood Holdings Group, Inc.* Chief Investment Officer and
Chief Investment Officer and  (NYSE: WHG)                    Chairman of the Board
Chairman of the Board
Brian Casey                   Westwood Holdings Group, Inc.* President and Chief Executive
President and Chief Executive (NYSE: WHG)                    Officer and Director
Officer and Director          Westwood Trust**               President and Director
William R. Hardcastle         Westwood Holdings Group, Inc.* Chief Financial Officer
Chief Financial Officer       (NYSE: WHG)
                              Westwood Advisors, LLC***      Chief Financial Officer
Sylvia L. Fry                 Westwood Holdings Group, Inc.* Chief Compliance Officer
Chief Compliance Officer      (NYSE: WHG)
                              Westwood Trust**               Chief Compliance Officer
                              Westwood Advisors, LLC***      Chief Compliance Officer

* Westwood Management Corp., Westwood Trust, and Westwood Advisors, LLC are wholly owned subsidiaries of Westwood Holdings Group, Inc., a publicly traded company on the NYSE (NYSE: WHG).

** Westwood Trust provides trust and custodial services and participation in common trust funds that it sponsors to institutions and high net worth individuals.

*** Westwood Advisors, LLC (formerly McCarthy Group Advisors, LLC) is an SEC registered investment adviser located in Omaha, NE that manages investment Limited Liability Companies and an investment Limited Partnership.


ITEM 32.

PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

 The Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:





SEI Daily Income Trust                                  July 15, 1982
SEI Liquid Asset Trust                                  November 29, 1982
SEI Tax Exempt Trust                                    December 3, 1982
SEI Institutional Managed Trust                         January 22, 1987
SEI Institutional International Trust                   August 30, 1988
The Advisors' Inner Circle Fund                         November 14, 1991
The Advisors' Inner Circle Fund II                      January 28, 1993
Bishop Street Funds                                     January 27, 1995
SEI Asset Allocation Trust                              April 1, 1996
SEI Institutional Investments Trust                     June 14, 1996
CNI Charter Funds                                       April 1, 1999
iShares Inc.                                         January 28, 2000
iShares Trust                                        April 25, 2000
Optique Funds, Inc.                                  November 1, 2000
Causeway Capital Management Trust                    September 20, 2001
BlackRock Funds III (f/k/a Barclays Global Investors
Funds)                                               March 31, 2003
The Arbitrage Funds                                  May 17, 2005
ProShares Trust                                      November 14, 2005
Community Reinvestment Act Qualified Investment Fund January 8, 2007
SEI Alpha Strategy Portfolios, LP                    June 29, 2007
TD Asset Management USA Funds                        July 25, 2007
SEI Structured Credit Fund, LP                       July 31, 2007
Wilshire Mutual Funds, Inc.                          July 12, 2008
Wilshire Variable Insurance Trust                    July 12, 2008
Global X Funds                                       October 24, 2008
ProShares Trust II                                   November 17, 2008
Exchange Traded Concepts Trust                       August 7, 2009
Schwab Strategic Trust                               October 12, 2009
RiverPark Funds                                      September 8, 2010
Adviser Managed Trust                                February 16, 2011
New Covenant Funds                                   April 2, 2012


 The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.




                    Position and Office                  Positions and Offices
NAME                WITH UNDERWRITER                     WITH REGISTRANT
William M. Doran    Director                                  --
Edward D. Loughlin  Director                                  --
Wayne M. Withrow    Director                                  --
Kevin P. Barr       President & Chief Executive Officer       --
Maxine J. Chou      Chief Financial Officer, Chief Operations --
                    Officer, & Treasurer
Karen E. LaTourette Chief Compliance Officer, Anti-Money
                    Laundering Officer & Assistant Secretary  --
John C. Munch       General Counsel & Secretary               --
Mark J. Held        Senior Vice President                     --
Lori L. White       Vice President & Assistant Secretary      --
John P. Coary       Vice President & Assistant Secretary      --
John J. Cronin      Vice President                            --
Robert M. Silvestri Vice President                            --


ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8);
(12); and 31a-1 (d), the required books and records are maintained at the offices of Registrant's custodians:





        U.S. Bank, National Association   Union Bank of California, N.A.
        800 Nicollett Mall                475 Sansome Street
        Minneapolis, Minnesota 55402-4302 15(th) Floor
                                          San Francisco, California 94111
        National City Bank                The Northern Trust Company
        National City Center              50 LaSalle Street
        1900 East Ninth Street            Chicago, Illinois 60675
        Cleveland, Ohio 44114

(b)/(c)  With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and (D); (4);
         (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's administrator:


SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1 (f), the required books and records are maintained at the offices of the Registrant's investment advisers:


Acadian Asset Management LLC
One Post Office Square, 20th Floor
Boston, Massachusetts 02109

AIG Asset Management (U.S.), LLC
70 Pine Street, 20th Floor
New York, New York 10270

Allianz Global Investors Capital LLC
600 West Broadway, Suite 2900
San Diego, CA 92101

AlphaOne Investment Services, LLC
One Tower Bridge
100 Front Street, Suite 1250
West Conshohocken, PA 19428

AlphaSimplex Group, LLC
One Cambridge Center
Cambridge, Massachusetts 02142

AQR Capital Management, LLC
Two Greenwich Plaza, 3rd Floor

Greenwich, Connecticut 06830

Aviva Investors North America, Inc.
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309

BlackRock Financial Management, LLC
55 East 52nd Street
New York, NY 10055

Cambiar Investors LLC
2401 East Second Street, Suite 400
Denver, Colorado 80206

CBRE Clarion Securities LLC
201 King of Prussia Road, Suite 600
Radnor, PA 19087

Citigroup First Investment Management Americas LLC
388 Greenwich Street
New York, New York 10013

ClariVest Asset Management LLC
11452 El Camino Real, Suite 250
San Diego, CA 92130

Cornerstone Advisors, Inc.
225 108th Avenue NE, Suite 400
Bellevue, Washington 98004-5782

Cramer Rosenthal McGlynn LLC
520 Madison Avenue, 20th Floor
New York, New York 10022

C.S. McKee, LLP
One Gateway Center
Pittsburgh, Pennsylvania 15222

Driehaus Capital Management LLC
25 East Erie Street
Chicago, Illinois 60611-2703

Edgewood Management LLC
305 Park Avenue, 18th Floor
New York, New York 10022-6057

Fairpointe Capital LLC
One North Franklin Street, Suite 3300
Chicago, Illinois 60606-2401

First Manhattan Co.

437 Madison Avenue
New York, New York 10022-7022

Hamlin Capital Management, LLC
477 Madison Avenue, Suite 520
New York, NY 10022

Harris Associates L.P.
Two North LaSalle Street, Suite 500
Chicago, Illinois 60602-3790

Haverford Investment Management, Inc.
Three Radnor Corporate Center, Suite 450
Radnor, Pennsylvania 19087-4546

HGK Asset Management, Inc.
Newport Tower
525 Washington Blvd.
Jersey City, New Jersey 07310

Investment Counselors of Maryland, LLC
803 Cathedral Street
Baltimore, Maryland 21201

Kayne Anderson Capital Advisors, L.P.
1800 Avenue of the Stars, Third Floor
Los Angeles, California 90067

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111-2621

LSV Asset Management
One North Wacker Drive
Chicago, Illinois 60606

Marsico Capital Management, LLC
1200 17th Street, Suite 1600
Denver, Colorado 80202-5824

Parametric Portfolio Associates LLC
1151 Fairview Avenue North
Seattle, Washington 98109

Pennant Management, Inc.
11270 West Park Place, Suite 1025
Milwaukee, Wisconsin 53224

Phocas Financial Corporation
980 Atlantic Avenue, Suite 106
Alameda, California 94501-1001

PNC Capital Advisors, LLC
200 Public Square
Cleveland, Ohio 44114

Rice Hall James & Associates, LLC
600 West Broadway, Suite 1000
San Diego, California 92101-3383

Sands Capital Management, LLC
1101 Wilson Boulevard, Suite 2300
Arlington, VA 22209

SKY Harbor Capital Management, LLC
20 Horseneck Lane
Greenwich, CT 06830

SteelPath Capital Management, LLC
2100 McKinney Ave., Suite 1401
Dallas, Texas 75201

TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017

Thomson Horstmann & Bryant, Inc.
501 Merritt 7
Norwalk, CT 06851

Thompson, Siegel & Walmsley LLC
5000 Monument Avenue, P.O. Box 6883
Richmond, Virginia 23230

Thornburg Investment Management Inc
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

Turner Investments, L.P.
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312-2414

Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, Texas 75201

ITEM 34. MANAGEMENT SERVICES: None.

ITEM 35. UNDERTAKINGS: None.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund (the "Trust") is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this registration statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this registration statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 193 to Registration Statement No. 033-42484 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 22nd day of August, 2012.

                                         THE ADVISORS' INNER CIRCLE FUND


                                          By:             *
                                              -----------------------
                                              Mike Beattie, President


Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


           *                   Trustee                          August 22, 2012
------------------------
 Charles E. Carlbom

           *                   Trustee                          August 22, 2012
------------------------
 John K. Darr

           *                   Trustee                          August 22, 2012
------------------------
 William M. Doran

           *                   Trustee                          August 22, 2012
------------------------
 Joseph T. Grause, Jr.

           *                   Trustee                          August 22, 2012
------------------------
 Mitchell A. Johnson

           *                   Trustee                          August 22, 2012
------------------------
 Betty L. Krikorian

           *                   Trustee                          August 22, 2012
------------------------
 Robert A. Nesher

           *                   Trustee                          August 22, 2012
------------------------
 Bruce Speca

           *                   Trustee                          August 22, 2012
------------------------
 James M. Storey

           *                   Trustee                          August 22, 2012
------------------------
 George J. Sullivan, Jr.

           *                   President                        August 22, 2012
------------------------
 Mike Beattie

           *                   Treasurer, Controller &          August 22, 2012
------------------------       Chief Financial Officer
 Michael Lawson


*By: /s/ Dianne M. Sulzbach
     ---------------------------------------------------
     Dianne M. Sulzbach, pursuant to Powers of Attorney
     dated November 16, 2011 and November 30, 2011,
     incorporated herein by reference to Exhibit (q) of
     Post-Effective Amendment No. 179, filed on February
     28, 2012

                                 EXHIBIT INDEX

EXHIBIT NUMBER         DESCRIPTION


EX-99.D51 Investment Advisory Agreement between the Trust and Cornerstone
          Advisors, Inc., relating to the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Real Assets Fund

EX-99.D52 Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc.
          and Parametric Portfolio Associates LLC, relating to the Cornerstone Advisors Global Public Equity Fund

EX-99.D53 Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc.
          and LSV Asset Management, relating to the Cornerstone Advisors Global Public Equity Fund.

EX-99.D54 Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc.
          and Harris Associates L.P., relating to the Cornerstone Advisors Global Public Equity Fund

EX-99.D55 Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc.
          and Thornburg Investment Management Inc, relating to the Cornerstone Advisors Global Public Equity Fund.

EX-99.D56 Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc.
          and Marsico Capital Management, LLC, relating to the Cornerstone Advisors Global Public Equity Fund

EX-99.D57 Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc.
          and Turner Investments, L.P., relating to the Cornerstone Advisors Global Public Equity Fund and Cornerstone Advisors Public Alternatives Fund

EX-99.D58 Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc.
          and Cramer Rosenthal McGlynn LLC, relating to the Cornerstone Advisors Global Public Equity Fund

EX-99.D59 Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc.
          and Fairpointe Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund

EX-99.D60 Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc.
          and Phocas Financial Corporation, relating to the Cornerstone Advisors Global Public Equity Fund

EX-99.D61 Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc.
          and TCW Investment Management Company, relating to the Cornerstone Advisors Global Public Equity Fund.

EX-99.D62 Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc.
          and Allianz Global Investors Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund

EX-99.D63 Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc.
          and Acadian Asset Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund

EX-99.D64 Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc.
          and Driehaus Capital Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund

EX-99.D65 Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc.
          and SteelPath Capital Management, LLC, relating to the Cornerstone Advisors Income Opportunities Fund

EX-99.D66 Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc.
          and AlphaSimplex Group, LLC, relating to the Cornerstone Advisors Public Alternatives Fund

EX-99.D67 Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc.
          and AQR Capital Management, LLC, relating to the Cornerstone Advisors Public Alternatives Fund

EX-99.D68 Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc.
          and ClariVest Asset Management LLC, relating to the Cornerstone Advisors Public Alternatives Fund

EX-99.D69 Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc.
          and Kayne Anderson Capital Advisors, L.P., relating to the Cornerstone Advisors Real Assets Fund

EX-99.D70 Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc.
          and BlackRock Investment Management, LLC, relating to the Cornerstone Advisors Real Assets Fund

EX-99.H10 Amended Fee Schedule, dated August 30, 2012, to the Agency
          Agreement dated April 1, 2006 between the Registrant and DST Systems, Inc.

EX-99.H26 Shareholder Services Plan, relating to the Institutional Shares of the
          Cornerstone Advisors Global Public Equity Fund, Cornerstone
          Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Real Assets Fund

EX-99.I Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP relating to shares of the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Real Assets Fund

EX-99.P12 Acadian Asset Management, LLC Revised Code of Ethics

EX-99.P27 Cornerstone Advisors, Inc. Code of Ethics

EX-99.P28 Parametric Portfolio Associates LLC Code of Ethics

EX-99.P29 Harris Associates L.P. Code of Ethics

EX-99.P30 Thornburg Investment Management Inc Code of Ethics

EX-99.P31 Marsico Capital Management, LLC Code of Ethics

EX-99.P32 Turner Investments, L.P. Code of Ethics

EX-99.P33 Cramer Rosenthal McGlynn LLC Code of Ethics

EX-99.P34 Fairpointe Capital LLC Code of Ethics

EX-99.P35 Phocas Financial Corporation Code of Ethics

EX-99.P36 TCW Investment Management Company Code of Ethics

EX-99.P37 Amendment to the TCW Investment Management Company Code of
          Ethics

EX-99.P38 Allianz Global Investors Capital LLC Code of Ethics

EX-99.P39 Driehaus Capital Management LLC Code of Ethics

EX-99.P40 SteelPath Capital Management, LLC Code of Ethics

EX-99.P41 AlphaSimplex Group, LLC Code of Ethics

EX-99.P42 AQR Capital Management, LLC Code of Ethics

EX-99.P43 ClariVest Asset Management LLC Code of Ethics

EX-99.P44 Kayne Anderson Capital Advisors, L.P. Code of Ethics

EX-99.P45 BlackRock Financial Management, LLC Code of Ethics